     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2006


Securities Act of 1933 File #033-57732
Investment Company Act of 1940 File #811-07462

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No. [ ]
                         Post-Effective Amendment No. 31


                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No. 32


                        (Check appropriate box or boxes)

                                WM VARIABLE TRUST
               (Exact Name of Registrant as Specified in Charter)

                1201 Third Avenue, 22nd Floor, Seattle, WA 98101
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (206) 461-3800

         John T. West, 1201 Third Avenue, 22nd Floor, Seattle, WA 98101
                     (Name and Address of Agent for Service)

                                 With a copy to:


                              Brian D. McCabe, Esq.
                                Ropes & Gray LLP
                             One International Place
                                Boston, MA 02110


It is proposed that this filing will become effective (check appropriate box)


      [ ] immediately upon filing pursuant to paragraph (b) of Rule 485



      [X] on May 1, 2006 pursuant to paragraph (b) of Rule 485


      [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

      [ ] on [date] pursuant to paragraph (a)(1) of Rule 485

      [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

      [ ] on [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      WM VARIABLE TRUST
                          PROSPECTUS



                         MAY 1, 2006



            STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                                - Flexible Income Portfolio
                                - Conservative Balanced Portfolio
                                - Balanced Portfolio
                                - Conservative Growth Portfolio
                                - Strategic Growth Portfolio

   This prospectus describes the Class 1 and Class 2 shares ("shares") of the
                                  Portfolios.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

            TABLE OF CONTENTS


                                                                                   PAGE
                    Risk/Return Summary.........................................     3
                         Flexible Income Portfolio..............................     5
                         Conservative Balanced Portfolio........................     6
                         Balanced Portfolio.....................................     7
                         Conservative Growth Portfolio..........................     8
                         Strategic Growth Portfolio.............................     9
                         Summary of Principal Risks.............................    10
                         Principal Risks by Fund................................    14
                    Fees and Expenses of the Portfolios.........................    15
                    Estimated Aggregate Portfolio Expenses......................    16
                    Portfolio and Fund Investment Strategies and Risks..........    17
                         Strategic Asset Management Portfolios..................    17
                         Equity Funds...........................................    18
                         Fixed-Income Funds.....................................    20
                         Money Market Fund......................................    22
                    Common Investment Practices.................................    22
                    Investing in the Portfolios.................................    29
                    Distribution Plan and Additional Information
                      Regarding Intermediary Compensation.......................    31

                    Tax Considerations..................... ....................    32
                    How Net Asset Value Is Determined...........................    33
                    Management of the Portfolios................................    33
                         Portfolio Managers.....................................    34
                    Management Fees.............................................    35
                    Financial Highlights........................................    36
                    Appendix A..................................................    42

RISK/RETURN SUMMARY


The WM Variable Trust (the "Trust") provides a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a "Portfolio," collectively the "Portfolios"). The Trust also offers the following mutual funds (each a "Fund," collectively the "Funds") for direct investment. The "Equity Funds" include the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and International Growth Funds. The "Fixed-Income Funds" include the Short Term Income, U.S. Government Securities, and Income Funds. In addition, the Trust offers the Money Market Fund for direct investment. In pursuing their investment objectives, the Portfolios allocate their assets among certain Funds of the Trust. For more information about the Funds, call 800-222-5852 to receive a prospectus. Additionally, each Portfolio may invest a portion of its assets in the High Yield Fund series of WM Trust I (the "WM High Yield Fund"), a diversified mutual fund managed by WM Advisors, Inc. ("WM Advisors"), which is not available for direct purchase through the applicable variable annuity contract, variable life insurance contract or retirement plan that offers the Portfolios and Funds of the Trust.



This summary identifies the investment objectives, principal investment strategies, and principal risks of each Portfolio. The principal investment strategies identified in this summary are not the only investment strategies available to the Portfolios, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Portfolios, please see the Statement of Additional Information (the "SAI").



STRATEGIES AND RISKS


The principal investment strategies identified in this summary provide specific information about each of the Portfolios, but there are some general principles WM Advisors applies in making investment decisions. When making decisions regarding the allocation of Portfolio assets, WM Advisors will generally consider, among other things, the following factors:



Federal Reserve monetary policy       Government budget deficits           Trade pacts
Consumer debt                         Tax policy                           Interest rate changes
Corporate profits                     Demographic trends                   Business confidence
Elections                             Mortgage demand                      Geopolitical risks
Employment trends                     Business spending                    Wage and payroll trends
Consumer spending                     Inflationary pressures               Investment flows
Currency flows                        Housing trends                       Import prices
Commodity prices                      GDP growth                           Factory capacity utilization
Yield spreads                         Historical financial market returns  Market capitalization relative values
Stock market volume                   Inventories                          Productivity growth
Capital goods expenditures            Investor psychology                  Asset class correlations
Historical asset class returns        Technology trends                    Business activity
Cyclical and secular economic trends  Risk/Return characteristics          Performance attribution by
Volatility analysis                   Stock valuations                       allocation and sector
Consumer confidence                   State and federal fiscal policy



The discussion of each Portfolio's principal investment strategies includes some of the principal risks of investing in such a portfolio. You can find a more detailed description of these and other principal risks of an investment in each Portfolio or Fund under "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. Additional information about the Portfolios and Funds, their investments, and the related risks is located under "Portfolio and Fund Investment Strategies and Risks." Please be sure to read the more complete descriptions of the Portfolios, and the related risks, before you invest.

PERFORMANCE


Below the description of each Portfolio is a bar chart showing the investment returns of its Class 1 shares for each of the past ten years (or for the life of the Portfolio if it has been in operation for less than ten years). The bar chart is intended to provide some indication of the volatility of the Portfolio's past returns. The performance table following each bar chart shows how average annual total returns for Class 1 and Class 2 shares of the Portfolio compare to returns of one or more broad-based securities market indices for the last one, five, and ten years (or, in the case of a newer Portfolio or Class, since the inception of the Portfolio or Class). Performance shown in the table and bar chart does not reflect any insurance-related charges or expenses. If insurance-related charges or expenses had been included, the performance shown would have been lower. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.



There can be no assurance that any Portfolio will achieve its investment objective. It is possible to lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

FLEXIBLE INCOME PORTFOLIO


OBJECTIVE: The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer you the potential for a high level of income and a low level of capital growth, while exposing you to a low level of principal risk.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. The Portfolio generally invests no more than 30% of its net assets in the Equity Funds.



The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and WM High Yield Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, FIXED-INCOME SECURITIES rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests and the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.


CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)
(GRAPH)

1998                                                                             11.75
1999                                                                              8.58
2000                                                                              5.79
2001                                                                              4.84
2002                                                                              2.14
2003                                                                             13.30
2004                                                                              6.47
2005                                                                              3.41


During the periods shown above, the highest quarterly return was 6.48% (for the quarter ended 6/30/03) and the lowest was -1.24% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS(1)


                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   (9/9/97)    (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   3.41%          5.96%        7.00%        N/A
   CLASS 2 SHARES                                                   3.09%          N/A           N/A        5.85%
   LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                          2.43%          5.87%        6.36%       4.52%
   S&P 500(3)                                                       4.91%          0.54%        5.62%       5.83%
   CAPITAL MARKET BENCHMARK(4)                                      2.98%          5.02%        6.46%       4.98%



1 The Portfolio's performance between 1997 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


3 The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


4 The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 20% S&P 500 and 80% Lehman Brothers Aggregate Bond Index. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

CONSERVATIVE BALANCED PORTFOLIO


OBJECTIVE: The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer you the potential for a medium to high level of income and a medium to low level of capital growth, while exposing you to a medium to low level of principal risk.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. The Portfolio invests between 40% and 80% of its net assets in a combination of the Fixed-Income Funds, Money Market Fund, and WM High Yield Fund, and between 20% and 60% of its net assets in the Equity Funds.



Subject to the limits in the prior paragraph, the Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, and WM High Yield Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, FIXED-INCOME SECURITIES rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.


CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)
[BAR GRAPH]

1999                                                                              1.88
2000                                                                              5.03
2001                                                                              2.40
2002                                                                             -2.26
2003                                                                             17.09
2004                                                                              8.21
2005                                                                              4.59


During the periods shown above, the highest quarterly return was 8.35% (for the quarter ended 6/30/03) and the lowest was -4.43% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS(1)


                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   (4/23/98)   (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   4.59%          5.81%        5.22%        N/A
   CLASS 2 SHARES                                                   4.37%          N/A           N/A        6.49%
   LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                          2.43%          5.87%        6.04%       4.52%
   S&P 500(3)                                                       4.91%          0.54%        3.09%       5.83%
   CAPITAL MARKET BENCHMARK(4)                                      3.51%          4.06%        5.23%       5.35%



1 Effective August 1, 2000, the investment objective and policies of the Portfolio changed. Accordingly, the performance of the Portfolio shown above may not reflect what the Portfolio's performance would have been under its current investment objective and policies. The Portfolio's performance between 1998 and 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


3 The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


4 The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 40% S&P 500 and 60% Lehman Brothers Aggregate Bond Index. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

BALANCED PORTFOLIO


OBJECTIVE: The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their investments among certain of the Funds in pursuing their objectives. The Portfolio invests at least 30% and no more than 70% of its net assets in the Equity Funds and at least 30% and no more than 70% of its net assets in the Fixed-Income Funds, Money Market Fund, and WM High Yield Fund.



Subject to the limits in the prior paragraph, the Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, and WM High Yield Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, FIXED-INCOME SECURITIES rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.


CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)
[BAR GRAPH]

1998                                                                             17.18
1999                                                                             27.71
2000                                                                              0.49
2001                                                                              0.13
2002                                                                             -8.78
2003                                                                             22.74
2004                                                                             10.12
2005                                                                              6.01


During the periods shown above, the highest quarterly return was 15.37% (for the quarter ended 12/31/99) and the lowest was -8.44% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS(1)


                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   (6/3/97)    (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   6.01%          5.53%        8.79%        N/A
   CLASS 2 SHARES                                                   5.72%          N/A           N/A        7.13%
   LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                          2.43%          5.87%        6.54%       4.52%
   S&P 500(3)                                                       4.91%          0.54%        6.23%       5.83%
   CAPITAL MARKET BENCHMARK(4)                                      4.00%          2.99%        6.73%       5.62%



1 The Portfolio's performance between 1997 and 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


3 The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


4 The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

CONSERVATIVE GROWTH PORTFOLIO


OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer you the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. The Portfolio generally invests at least 60% of its net assets in the Equity Funds.



The Portfolio may invest up to 30% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 40% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, and WM High Yield Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, FIXED-INCOME SECURITIES rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.


CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)
[BAR GRAPH]

1998                                                                             19.91
1999                                                                             39.36
2000                                                                             -2.49
2001                                                                             -3.56
2002                                                                            -15.52
2003                                                                             28.74
2004                                                                             11.78
2005                                                                              7.04


During the periods shown above, the highest quarterly return was 21.54% (for the quarter ended 12/31/99) and the lowest was -12.83% (for the quarter ended 9/30/01). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS(1)


                                                                                                  SINCE         SINCE
                                                                                                 CLASS 1       CLASS 2
                                                                                                INCEPTION     INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS     (6/3/97)      (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   7.04%          4.65%          9.30%          N/A
   CLASS 2 SHARES                                                   6.71%          N/A             N/A          7.40%
   LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                          2.43%          5.87%          6.54%         4.52%
   S&P 500(3)                                                       4.91%          0.54%          6.23%         5.83%
   CAPITAL MARKET BENCHMARK(4)                                      4.47%          1.82%          6.54%         5.78%



1 The Portfolio's performance between 1997 and 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


3 The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


4 The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 80% S&P 500 and 20% Lehman Brothers Aggregate Bond Index. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

STRATEGIC GROWTH PORTFOLIO


OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer you the potential for a high level of capital growth, and a corresponding level of principal risk.




PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. The Portfolio generally invests at least 75% of its net assets in the Equity Funds.




The Portfolio may invest up to 25% of its assets in each of the Short Term Income, Money Market, and WM High Yield Funds. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 50% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and International Growth Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, FIXED-INCOME SECURITIES rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.


CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)
(STRATEGIC GROWTH PORTFOLIO BAR GRAPH)

1998                                                                             26.19
1999                                                                             47.95
2000                                                                             -3.73
2001                                                                             -6.25
2002                                                                            -20.53
2003                                                                             33.07
2004                                                                             12.83
2005                                                                              7.71


During the periods shown above, the highest quarterly return was 25.82% (for the quarter ended 12/31/99) and the lowest was -17.07% (for the quarter ended 9/30/01). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS(1)


                                                                                                  SINCE          SINCE
                                                                                                 CLASS 1        CLASS 2
                                                                                                INCEPTION      INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS     (6/3/97)       (11/6/01)
   ----------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   7.71%         3.80%          10.29%           N/A
   CLASS 2 SHARES                                                   7.47%          N/A             N/A           7.49%
   S&P 500(2)                                                       4.91%         0.54%           6.23%          5.83%
   RUSSELL 3000(R) INDEX(3)                                         6.12%         1.58%           6.74%          7.16%



1 The Portfolio's performance between 1997 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


3The Russell 3000(R) Index measures the performance of the 3,000 largest U.S.
 companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Portfolio changes with the value of the investments held by that Portfolio. Many factors can affect that value, and it is possible that you may lose money by investing in the Portfolios. Factors that may adversely affect a particular Portfolio or Fund as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Portfolios and Funds are subject to principal risks. These risks can change over time because the types of investments made by the Portfolios and Funds can change over time. Investments mentioned in this summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. Additional information about the Portfolios and Funds, their investments, and the related risks is located under "Portfolio and Fund Investment Strategies and Risks."



CREDIT RISK. Each of the Portfolios and Funds is subject to credit risk to the extent that it invests, directly or indirectly, in FIXED-INCOME SECURITIES, REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES, and STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a FIXED-INCOME SECURITY or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS, and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, Income, and WM High Yield Funds that may invest significantly in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, Money Market, and WM High Yield Funds, which make FOREIGN INVESTMENTS denominated in U.S. dollars, are also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.



FUND-OF-FUNDS RISK. The Portfolios invest in shares of the Equity Funds, Fixed-Income Funds, Money Market Fund, and WM High Yield Fund. From time to time, one or more of a Portfolio's underlying Funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect such Funds, since Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities. At the same time, Funds that receive additional cash will have to invest such cash. This may be particularly important when one or more Portfolios owns a substantial portion of any underlying Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on fund performance to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions increase transaction costs. Because the Portfolios own substantial portions of some Funds, redemptions and reallocations by the Portfolios affecting a Fund could cause the Fund's expenses to increase and may result in the Fund becoming too small to be economically viable. WM Advisors is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Funds. WM Advisors will at all times monitor the impact on the Funds of transactions by the Portfolios.

The table below shows the percentage of outstanding Fund shares owned by the Portfolios as of December 31, 2005:




                                                                              PORTFOLIOS
                                               FLEXIBLE    CONSERVATIVE               CONSERVATIVE   STRATEGIC
                                                INCOME       BALANCED     BALANCED       GROWTH       GROWTH
FUND                                           PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO   TOTAL
-----------------------------------------------------------------------------------------------------------------------------
  REIT Fund                                       4.7%         2.9%         42.8%        30.8%         14.6%     95.8%
  Equity Income Fund                              3.4%         2.3%         27.2%        20.9%         10.4%     64.2%
  Growth & Income Fund                            5.3%         2.5%         33.8%        25.8%         13.8%     81.2%
  West Coast Equity Fund                          1.9%         1.9%         26.9%        21.0%         11.7%     63.4%
  Mid Cap Stock Fund                              5.9%         2.3%         33.9%        24.8%         14.9%     81.8%
  Growth Fund                                     5.3%         2.5%         35.8%        26.3%         14.3%     84.2%
  Small Cap Value Fund                            6.8%         2.8%         41.2%        32.5%         16.5%     99.8%
  Small Cap Growth Fund                           4.9%         1.7%         26.5%        22.0%         12.1%     67.2%
  International Growth Fund                      --            3.1%         38.1%        31.7%         17.2%     90.1%
  Short Term Income Fund                         50.2%         7.9%         13.3%        --            --        71.4%
  U.S. Government Securities Fund                25.7%         7.2%         41.5%        10.8%         --        85.2%
  Income Fund                                    26.8%         6.4%         34.7%         7.6%         --        75.5%
  WM High Yield Fund                              1.8%         0.5%          3.7%         1.3%          1.0%      8.3%



LEVERAGING RISK. When a Fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Portfolios and Funds are subject to leveraging risk. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. With the exception of the Money Market Fund, each Portfolio or Fund may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives), or by BORROWING money to meet redemption requests. The Money Market Fund may take on leveraging risk by investing collateral from securities loans and by BORROWING money to meet redemption requests.



LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a fund from selling out of these ILLIQUID SECURITIES at an advantageous price. All of the Portfolios and Funds are subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for funds that hold RESTRICTED SECURITIES.



MANAGEMENT RISK. Each Portfolio and Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors, or the sub-advisor if applicable, will apply its investment techniques and risk analyses in making investment decisions for the Portfolios or Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases, derivatives and other investments may be unavailable or WM Advisors or the sub-advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Portfolios or Funds.



MARKET RISK. Each of the Portfolios and Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a fund's portfolio of securities.


  One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in a Portfolio or Fund is likely to decline because its income-producing equity or FIXED-INCOME SECURITIES are likely to be worth less.


  Even funds such as the Short Term Income and U.S. Government Securities Funds are subject to interest rate risk, even though they generally invest substantial portions of their assets in the highest quality FIXED-INCOME SECURITIES, such as U.S. GOVERNMENT SECURITIES.


  Interest rate risk is generally greater for funds that invest in FIXED-INCOME SECURITIES with longer maturities. This risk may be compounded for funds such as the U.S. Government Securities and Income Funds that invest in

MORTGAGE-BACKED or other ASSET-BACKED SECURITIES that may be prepaid. These securities have variable maturities that tend to lengthen when it is least desirable -- when interest rates are rising. Increased market risk is also likely for funds such as the Short Term Income and Income Funds that invest in debt securities paying no interest, such as ZERO-COUPON and payment-in-kind securities.


  Except for the REIT Fund with respect to real estate, none of the Funds concentrates its assets in any particular industry. However, any of the Funds may concentrate its assets in a broad economic sector or geographic region. To the extent such investments are affected by common economic forces and other factors, this may increase a fund's vulnerability to such factors.


  The Equity Funds, by investing in equity securities such as common stock, preferred stock, and convertible securities, are exposed to a separate set of market risks. These risks include the risk of broader equity market declines as well as more specific risks affecting the issuer such as management performance, financial leverage, industry problems, and reduced demand for the issuer's goods or services.



CURRENCY RISK. Funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds may be subject to currency risk. Portfolios that invest in these Funds are subject to currency risk. These Funds may invest in securities denominated in, and/or receive revenues in, FOREIGN INCOME CURRENCIES. Currency risk is the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.



DERIVATIVES RISK. Each of the Portfolios and Funds, except the Money Market Fund, may, subject to the limitations and restrictions stated elsewhere in this prospectus and the SAI, use STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors, and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate, or index. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, and indices.



FOREIGN INVESTMENT RISK. Each of the Funds that can make FOREIGN INVESTMENTS, such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, Money Market, and WM High Yield Funds, may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, and diplomatic developments could adversely affect a fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated. Investments in emerging market countries are generally subject to these risks to a greater extent. In particular, funds such as the Growth Fund and International Growth Fund are subject to the heightened risks associated with emerging markets because they may invest a significant portion of their portfolios in emerging market securities. Portfolios that invest in Funds that make FOREIGN INVESTMENTS will be subject to foreign investment risk.



GEOGRAPHIC CONCENTRATION RISK. Portfolios that invest in the West Coast Equity Fund are subject to geographic concentration risk. The West Coast Equity Fund, which invests significant portions of its assets in common stocks of companies located in Alaska, California, Oregon, and Washington, generally has more exposure to regional economic risks than a fund making investments more broadly.



MONEY MARKET RISK. Although the Money Market Fund is designed to be a relatively low risk investment, it is not entirely free of risk. The Money Market Fund may not be able to maintain a net asset value ("NAV") of $1.00 per share as a result of a deterioration in the credit quality of issuers whose securities the Fund holds, or an increase in interest rates. In addition, investments in the Money Market Fund are subject to the risk that inflation may erode the investments' purchasing power over time. Portfolios that invest in the Money Market Fund will be subject to money market risk.


PORTFOLIO RISK. Each of the Portfolios allocates its assets among the Funds as determined by WM Advisors and in accordance with the investment restrictions discussed previously. As a result, the Portfolios share the risks of each of the Funds in which they invest.

  In particular, the Portfolios may be subject to credit risk. For instance, the Strategic Growth Portfolio can invest up to 50% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, and Small Cap Growth Funds, and up to 25% of its assets in the WM High Yield Fund. Each of these Funds may invest significant amounts of its assets in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES ("junk bonds"). The Portfolios may also be exposed to foreign investment risk through their investments in the Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, or WM High Yield Funds. In choosing among the Portfolios, investors should understand the risks of each of the Funds and the extent to which each Portfolio invests in each Fund. Investing in Funds through the Portfolios involves certain additional expenses that would not be present in a direct investment in the Funds.


  Under certain circumstances, a Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until WM Advisors determines that it is appropriate to dispose of such securities.


  The officers, Trustees, advisor, distributor, and transfer agent of the Portfolios serve in the same capacities for the Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to the Portfolios and the Funds. Because WM Advisors earns different fees from the Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of WM Advisors.



REAL ESTATE RISK. Funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Small Cap Growth, Short Term Income, Income, and WM High Yield Funds, which may invest a significant portion of their assets in REIT SECURITIES, are subject to risks affecting real estate investments. Portfolios that invest in these Funds will be subject to real estate risk. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries and may result in greater losses and volatility. Securities of companies in the real estate industry, including REIT SECURITIES, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A fund investing in REIT SECURITIES will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund. A fund is also subject to the risk that the REIT SECURITIES in which it invests will fail to qualify for the special tax treatment accorded REIT SECURITIES under the Internal Revenue Code of 1986, as amended (the "Code"), and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The REIT Fund is especially sensitive to these risks because it normally invests at least 80% of its net assets plus borrowings for investment purposes in REIT SECURITIES.



SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The Equity Funds and the WM High Yield Fund generally have the greatest exposure to this risk. Portfolios that invest in these Funds will be subject to smaller company risk.

PRINCIPAL RISKS BY FUND


The following table summarizes the principal risks of each Fund other than credit risk, fund-of-funds risk, leveraging risk, liquidity risk, management risk and market risk, which apply to all of the Funds. The Portfolios share in the risks of each of the Funds in which they invest. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


                                                                    FOREIGN        GEOGRAPHIC          MONEY
                                 CURRENCY        DERIVATIVES      INVESTMENT      CONCENTRATION       MARKET         REAL ESTATE
  FUND                             RISK             RISK             RISK             RISK             RISK             RISK
  -------------------------------------------------------------------------------------------------------------------------------
  REIT FUND                          X                X                X                                                  X
  EQUITY INCOME FUND                 X                X                X                                                  X
  GROWTH & INCOME FUND               X                X                X                                                  X
  WEST COAST EQUITY FUND             X                X                X                X                                 X
  MID CAP STOCK FUND                 X                X                X                                                  X
  GROWTH FUND                        X                X                X
  SMALL CAP VALUE FUND               X                X                X                                                  X
  SMALL CAP GROWTH FUND              X                X                X                                                  X
  INTERNATIONAL GROWTH FUND          X                X                X
  SHORT TERM INCOME FUND             X                X                X                                                  X
  U.S. GOVERNMENT
  SECURITIES FUND                                     X
  INCOME FUND                        X                X                X                                                  X
  MONEY MARKET FUND                                                    X                                 X
  WM HIGH YIELD FUND                 X                X                X                                                  X


                               SMALLER
  FUND                       COMPANY RISK
  -------------------------  ------------
  REIT FUND                       X
  EQUITY INCOME FUND              X
  GROWTH & INCOME FUND            X
  WEST COAST EQUITY FUND          X
  MID CAP STOCK FUND              X
  GROWTH FUND                     X
  SMALL CAP VALUE FUND            X
  SMALL CAP GROWTH FUND           X
  INTERNATIONAL GROWTH FUND       X
  SHORT TERM INCOME FUND
  U.S. GOVERNMENT
  SECURITIES FUND
  INCOME FUND
  MONEY MARKET FUND
  WM HIGH YIELD FUND              X

FEES AND EXPENSES OF THE PORTFOLIOS


Each of the Portfolios offers Class 1 and Class 2 shares, which are subject to different fees and expenses. This section describes the fees and expenses that you may pay if you invest in Class 1 or Class 2 shares of a Portfolio. Insurance-related charges and expenses are not included. If insurance-related charges or expenses were included, the expenses shown would be higher. The examples on the following pages are intended to help you compare the cost of investing in the Portfolios with the costs of investing in other mutual funds. The examples assume that your $10,000 investment in the noted class of shares has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission (the "SEC"), and that the Portfolio's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.



                                                        ANNUAL FUND OPERATING EXPENSES
                                                              (EXPENSES THAT ARE
                                                          DEDUCTED FROM FUND ASSETS)
                                                                                      TOTAL
                                                                                     ANNUAL
                                                             SERVICE                  FUND
                                                MANAGEMENT   (12B-1)    OTHER       OPERATING
CLASS 1 SHARES                                     FEES       FEES     EXPENSES     EXPENSES
-----------------------------------------------------------------------------------------------
  Flexible Income Portfolio(1)                    0.10%       0.00%     0.20%         0.30%
................................................................................................
  Conservative Balanced Portfolio(1)              0.10%       0.00%     0.28%         0.38%
................................................................................................
  Balanced Portfolio(1)                           0.10%       0.00%     0.18%         0.28%
................................................................................................
  Conservative Growth Portfolio(1)                0.10%       0.00%     0.19%         0.29%
................................................................................................
  Strategic Growth Portfolio(1)                   0.10%       0.00%     0.21%         0.31%
-----------------------------------------------------------------------------------------------

                                                    EXAMPLES: YOU WOULD PAY
                                              THE FOLLOWING EXPENSES ON A $10,000
                                            INVESTMENT ASSUMING A 5% ANNUAL RETURN
                                           AND REDEMPTION AT THE END OF EACH PERIOD:

CLASS 1 SHARES                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------
  Flexible Income Portfolio(1)               $31        $97       $169        $381
..........................................
  Conservative Balanced Portfolio(1)         $39       $122       $213        $480
..........................................
  Balanced Portfolio(1)                      $29        $90       $157        $356
..........................................
  Conservative Growth Portfolio(1)           $30        $93       $163        $368
..........................................
  Strategic Growth Portfolio(1)              $32       $100       $174        $393
-----------------------------------------------------------------------------------------------



  1 Does not include underlying Fund expenses that the Portfolios bear indirectly. See "Estimated Aggregate Portfolio Expenses."



                                                        ANNUAL FUND OPERATING EXPENSES
                                                              (EXPENSES THAT ARE
                                                          DEDUCTED FROM FUND ASSETS)
                                                                                      TOTAL
                                                                                     ANNUAL
                                                             SERVICE                  FUND
                                                MANAGEMENT   (12B-1)    OTHER       OPERATING
CLASS 2 SHARES                                     FEES      FEES(1)   EXPENSES     EXPENSES
-----------------------------------------------------------------------------------------------
  Flexible Income Portfolio(2)                    0.10%       0.25%     0.20%         0.55%
................................................................................................
  Conservative Balanced Portfolio(2)              0.10%       0.25%     0.28%         0.63%
................................................................................................
  Balanced Portfolio(2)                           0.10%       0.25%     0.18%         0.53%
................................................................................................
  Conservative Growth Portfolio(2)                0.10%       0.25%     0.19%         0.54%
................................................................................................
  Strategic Growth Portfolio(2)                   0.10%       0.25%     0.21%         0.56%
-----------------------------------------------------------------------------------------------

                                                    EXAMPLES: YOU WOULD PAY
                                              THE FOLLOWING EXPENSES ON A $10,000
                                            INVESTMENT ASSUMING A 5% ANNUAL RETURN
                                           AND REDEMPTION AT THE END OF EACH PERIOD:

CLASS 2 SHARES                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------
  Flexible Income Portfolio(2)               $56       $176       $307        $690
..........................................
  Conservative Balanced Portfolio(2)         $64       $202       $351        $786
..........................................
  Balanced Portfolio(2)                      $54       $170       $296        $665
..........................................
  Conservative Growth Portfolio(2)           $55       $173       $302        $677
..........................................
  Strategic Growth Portfolio(2)              $57       $179       $313        $701
-----------------------------------------------------------------------------------------------



  1 12b-1 fees represent service fees that are paid to WM Funds Distributor, Inc. (the "Distributor"). See "Distribution Plan and Additional Information Regarding Intermediary Compensation."


  2 Does not include underlying Fund expenses that the Portfolios bear indirectly. See "Estimated Aggregate Portfolio Expenses."

ESTIMATED AGGREGATE PORTFOLIO EXPENSES


The following table sets forth the estimated aggregate expenses of the Portfolios, including expenses of the underlying Funds, based upon expenses shown in the tables under "Fees and Expenses of the Portfolios" for each Portfolio and corresponding expenses for each underlying Fund. These estimates assume a constant allocation by each Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio as of December 31, 2005. A Portfolio's actual expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the underlying Funds, the expenses of the underlying Funds, and/or the Portfolio's own expenses.



                                                                                               EXAMPLES: YOU WOULD PAY
                                                                                           THE FOLLOWING COMBINED EXPENSES
                                                                                        ON A $10,000 INVESTMENT ASSUMING A 5%
                                                                                            ANNUAL RETURN AND REDEMPTION
                                                                                             AT THE END OF EACH PERIOD:
                                                                  TOTAL ANNUAL
                                                               COMBINED OPERATING
PORTFOLIO                                                           EXPENSES            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
  CLASS 1 SHARES
  Flexible Income Portfolio                                           0.90%               $92     $287      $498      $1,108
  Conservative Balanced Portfolio                                     1.04%              $106     $331      $574      $1,271
  Balanced Portfolio                                                  1.01%              $103     $322      $558      $1,236
  Conservative Growth Portfolio                                       1.07%              $109     $340      $590      $1,306
  Strategic Growth Portfolio                                          1.10%              $112     $350      $606      $1,340
  CLASS 2 SHARES
  Flexible Income Portfolio                                           1.15%              $117     $365      $633      $1,400
  Conservative Balanced Portfolio                                     1.29%              $131     $409      $708      $1,556
  Balanced Portfolio                                                  1.26%              $128     $400      $692      $1,523
  Conservative Growth Portfolio                                       1.32%              $134     $418      $723      $1,590
  Strategic Growth Portfolio                                          1.35%              $137     $428      $739      $1,624



As of December 31, 2005, the Portfolios' assets were allocated among the underlying Funds as follows:



                                               FLEXIBLE       CONSERVATIVE                     CONSERVATIVE      STRATEGIC
                                                INCOME          BALANCED        BALANCED          GROWTH          GROWTH
FUND                                           PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
  REIT Fund                                       1.1%             2.1%            3.4%             4.2%             4.2%
  Equity Income Fund                              4.3%             8.7%           11.6%            15.1%            15.7%
  Growth & Income Fund                            6.4%             9.1%           13.8%            17.9%            20.0%
  West Coast Equity Fund                          1.2%             3.7%            5.8%             7.7%             8.9%
  Mid Cap Stock Fund                              3.0%             3.4%            5.8%             7.1%             9.0%
  Growth Fund                                     6.5%             9.4%           14.9%            18.6%            21.2%
  Small Cap Value Fund                            1.2%             1.5%            2.4%             3.2%             3.4%
  Small Cap Growth Fund                           1.0%             1.1%            1.9%             2.6%             3.0%
  International Growth Fund                       0.0%             4.7%            6.4%             9.0%            10.2%
  Short Term Income Fund                         11.8%             5.7%            1.1%             0.0%             0.0%
  U.S. Government Securities Fund                31.9%            26.8%           17.4%             7.7%             0.0%
  Income Fund                                    24.8%            18.0%           10.9%             4.0%             0.0%
  WM High Yield Fund                              6.8%             5.8%            4.7%             2.9%             4.4%

PORTFOLIO AND FUND INVESTMENT STRATEGIES AND RISKS


This section provides a more complete description of the principal investment strategies and risks of each Portfolio and the Funds in which the Portfolios may invest. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Portfolios and Funds that may engage in such practices to a significant extent. Risks are described in greater detail under "Summary of Principal Risks." The Funds may undertake other strategies for temporary defensive purposes. These strategies may cause the Funds to miss out on investment opportunities and may prevent the Funds from achieving their goals. You can find additional descriptions of the Portfolios' and Funds' strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this prospectus and the SAI, the investment objectives and investment policies set forth in this prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities may not be required in the event of a subsequent change in valuation or other circumstances.


STRATEGIC ASSET MANAGEMENT PORTFOLIOS

The Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return.
  In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Funds listed in this prospectus. Even so, the Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Funds. WM Advisors may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Funds in accordance with its investment objective, WM Advisors' outlook for the economy and the financial markets, and the relative market valuations of the Funds.
  In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:
  - short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
  - other short-term fixed-income securities rated A or higher by Moody's Investors Services, Inc. ("Moody's"), Fitch Ratings ("Fitch"), or Standard & Poor's ("S&P"), or if unrated, of comparable quality in the opinion of WM Advisors;
  - commercial paper, including master notes;
  - bank obligations, including negotiable certificates of deposit, time deposits, and bankers' acceptances; and
  - repurchase agreements.
  At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of WM Advisors. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with WM Advisors' current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index. As a fundamental policy, which may not be changed without shareholder approval, each Portfolio will concentrate its investments in shares of the Funds.

EQUITY FUNDS


REIT FUND. Among the principal risks of investing in the REIT Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.


  Under normal market conditions, the REIT Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in REIT securities. The Fund may also invest in U.S. government obligations, convertible securities and preferred stocks, exchange traded funds, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities. The Fund may also enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may invest in money market instruments for temporary or defensive purposes and may invest in fixed-income securities of any maturity including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. While no individual fund is intended as a complete investment program, this is particularly true of the REIT Fund, which could be adversely impacted by economic trends within the real estate industry.



EQUITY INCOME FUND. Among the principal risks of investing in the Equity Income Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.


  The Equity Income Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in REIT securities. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.



GROWTH & INCOME FUND. Among the principal risks of investing in the Growth & Income Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.


  The Growth & Income Fund invests primarily in common stocks. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REIT securities. The Fund may invest in preferred stocks and fixed-income securities of any maturity, including mortgage-backed securities and convertible securities, and may invest up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").



WEST COAST EQUITY FUND. Among the principal risks of investing in the West Coast Equity Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, geographic concentration risk, management risk, leveraging risk, smaller company risk, and fund-of-funds risk.


  Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. WM Advisors defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon, and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund, which could be adversely impacted by economic trends within this four state area.


  The Fund is permitted to invest in money market instruments for temporary defensive purposes. The Fund may invest up to 20% of its assets in REIT securities and 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

MID CAP STOCK FUND. Among the principal risks of investing in the Mid Cap Stock Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.


  The Mid Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 (ranging from approximately $0.42 billion to $14.5 billion as of December 31, 2005). The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 20% of its assets in REIT securities. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").


  The Fund may purchase or sell U.S. government securities and collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.



GROWTH FUND. Among the principal risks of investing in the Growth Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.


  The Growth Fund invests primarily in common stocks believed to have significant appreciation potential. The Fund also may invest in fixed-income securities, bonds, convertible bonds, preferred stock, and convertible preferred stock, including up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

  The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, provided that no more than 5% of its assets are invested in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

  The Fund's portfolio is managed by three sub-advisors: Janus Capital Management LLC, OppenheimerFunds, Inc., and Salomon Brothers Asset Management Inc. WM Advisors determines the portion of the Fund's assets to be managed by each of the Fund's three sub-advisors. Because WM Advisors earns different fees on the amounts allocated to each of the Fund's sub-advisors, there may be a conflict between the interests of the Fund and the economic interests of WM Advisors.



SMALL CAP VALUE FUND. Among the principal risks of investing in the Small Cap Value Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.


  The Small Cap Value Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Index at the time of purchase (ranging from approximately $0.02 billion to $4.38 billion as of December 31, 2005). In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock, and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers, provided that no more than 5% of its total assets may be invested in securities of issuers located in developing or emerging countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors believes that doing so will be consistent with the investment objective of capital appreciation.



SMALL CAP GROWTH FUND. Among the principal risks of investing in the Small Cap Growth Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.


  The Small Cap Growth Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Index at the time of purchase (ranging from approximately $0.02 billion to $4.38 billion as of December 31, 2005). In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock, and warrants to purchase common stock.

  The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers provided that no more than 5% of its total assets are to be invested in securities of issuers located in developing or emerging market countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors or the Fund's sub-advisors believe that doing so will be consistent with the investment objective of capital appreciation.


  The Fund's portfolio is managed by two sub-advisors: Delaware Management Company and Oberweis Asset Management, Inc. WM Advisors determines the portion of the Fund's assets to be managed by each of the Fund's sub-advisors.



INTERNATIONAL GROWTH FUND. Among the principal risks of investing in the International Growth Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.


  The International Growth Fund invests primarily in equity securities of issuers located in foreign countries that Capital Guardian Trust Company ("Capital Guardian"), the Fund's sub-advisor, believes present attractive investment opportunities. In selecting investments for the Fund, Capital Guardian seeks attractively priced securities that represent good long-term investment opportunities. Capital Guardian emphasizes fundamental research and relies on its own financial analysis to determine the difference between the underlying value of a company and the price of its securities in the marketplace. Capital Guardian utilizes a research-driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contacts. Capital Guardian blends this approach with macroeconomic and political judgments on the outlook for economies, industries, currencies, and markets. The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales, and capitalization. The Fund's portfolio is managed by two different teams at Capital Guardian and its affiliate, Capital International, Inc.: the "non-U.S. equity team" and the "emerging market equity team." WM Advisors determines the portion of the Fund's assets to be managed by each team.


  The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights, and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in restricted or unlisted securities.

  The Fund intends to stay fully invested in the securities described above to the extent practical. Fund assets may be invested in short-term fixed-income instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, it may hold short-term investments until desirable equity securities become available. These short-term instruments are generally rated A or higher by Moody's, S&P, or Fitch or, if unrated, are of comparable quality in the opinion of the Fund's sub-advisor.
  The Fund may invest up to 30% of its assets in the securities of companies in, or governments of, developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging market country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment-grade corporate fixed-income securities having maturities longer than one year, including euro-currency instruments and securities.

FIXED-INCOME FUNDS


SHORT TERM INCOME FUND. Among the principal risks of investing in the Short Term Income Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, real estate risk, management risk, and fund-of-funds risk.


  The Short Term Income Fund maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration measures the sensitivity of a bond's price to changes in the general level of interest rates. The duration of a fixed-income security is the weighted average term to maturity of the present value of future cash flows, including interest and principal payments.

  The Fund will invest substantially all of its assets in fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are judged to be of comparable quality by WM Advisors.
  The Fund may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate fixed-income securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities. The Fund may invest in fixed-income securities issued by REITs.

  The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. Investments in foreign securities are subject to special risks. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may invest up to 10% of its assets in securities of unaffiliated mutual funds. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.



U.S. GOVERNMENT SECURITIES FUND. Among the principal risks of investing in the U.S. Government Securities Fund are: market risk, credit risk, derivatives risk, liquidity risk, leveraging risk, management risk, and fund-of-funds risk.


  The U.S. Government Securities Fund invests primarily in a selection of obligations of the U.S. government and its agencies. The Fund may also invest in collateralized mortgage obligations and repurchase agreements. Government-sponsored entities that the Fund invests in such as Government National Mortgage Association ("GNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") are not backed by the full faith and credit of the U.S. government. The Fund may not invest less than 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies, and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations. The Fund may borrow up to 30% of its total net assets for emergency, non-investment purposes. The Fund may also enter into dollar roll transactions.



INCOME FUND. Among the principal risks of investing in the Income Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, real estate risk, management risk, and fund-of-funds risk.

  The Income Fund invests most of its assets in:
  - fixed-income and convertible securities;

  - U.S. government securities, including mortgage-backed securities issued by GNMA, Federal National Mortgage Association ("FNMA"), and FHLMC, or similar government agencies or government-sponsored entities;

  - commercial mortgage-backed securities;
  - obligations of U.S. banks that belong to the Federal Reserve System;
  - preferred stocks and convertible preferred stocks;
  - the highest grade commercial paper as rated by S&P, Fitch, or Moody's; and
  - deposits in U.S. banks.

  The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends, and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may borrow up to 30% of its total net assets for emergency, non-investment purposes and may enter into dollar roll transactions. The Fund may purchase securities of issuers that deal in real estate or securities that are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of fixed-income securities secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

MONEY MARKET FUND


  Among the principal risks of investing in the Money Market Fund are: market risk, credit risk, foreign investment risk, leveraging risk, liquidity risk, management risk, money market risk, and fund-of-funds risk.


  The Money Market Fund invests only in U.S. dollar-denominated short-term money market securities. The Fund will only purchase securities issued or guaranteed by the U.S. government, its agencies, sponsored entities, or instrumentalities, or securities that are, or have issuers that are:


  - rated by at least two NRSROs, such as S&P, Fitch, or Moody's, in one of the two highest rating categories for short-term, fixed-income securities;

  - rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating; or
  - if not so rated, are determined to be of comparable quality.
  In pursuing its objective, the Money Market Fund invests solely in money market instruments that may be included in the following six general categories:
  - U.S. government securities;
  - short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies), and state and local governments and municipalities to finance short-term cash needs;
  - obligations of U.S. and foreign banks with assets of more than $500 million;
  - U.S. dollar-denominated securities issued by foreign governments, their agencies, or instrumentalities or by supranational entities;
  - short-term corporate securities rated in one of the two highest rating categories by an NRSRO; and
  - repurchase agreements.

  A description of the rating systems of S&P, Fitch, and Moody's is contained in Appendix A to this prospectus and in the SAI. At the time of investment, no security (except U.S. government securities subject to repurchase agreements and variable rate demand notes) purchased by the Money Market Fund will have a maturity exceeding 397 days, and the Fund's average portfolio maturity will not exceed 90 days. The Money Market Fund will attempt to maintain a stable NAV of $1.00, but there can be no assurance that it will be able to do so.


WM HIGH YIELD FUND


  Among the principal risks of investing in the WM High Yield Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, real estate risk, management risk, smaller company risk, and fund-of-funds risk.


  The WM High Yield Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody's or of equivalent quality as determined by WM Advisors. The remainder of the Fund's assets may be invested in any other securities WM Advisors believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks, and other equity securities. The Fund may also invest in securities of foreign issuers, including those located in developing and emerging countries, and engage in hedging strategies involving options.


COMMON INVESTMENT PRACTICES


The next several pages contain more detailed information about the types of securities in which the Portfolios and Funds may invest and the strategies that WM Advisors or the respective sub-advisors may employ in pursuit of that Portfolio's or Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.



BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES. The Growth & Income, Growth, and Income Funds each may invest up to 35% of its assets and the REIT, Equity Income, West Coast Equity, Mid Cap Stock, Small Cap Value, and Small Cap Growth Funds each may invest up to 20% of its assets in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES, sometimes referred to as "junk bonds." The WM High Yield Fund may invest all of its assets in these securities and will generally invest at least 80% of its assets (plus any borrowings for investment purposes) in such securities.


  BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this prospectus.



BORROWING. The Portfolios and Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Growth & Income, Growth, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and Money Market Funds, and for the Portfolios, such BORROWINGS may not exceed 30% of total assets. The REIT, Equity Income, West Coast Equity, Mid Cap Stock, Small Cap Value, and WM High Yield Funds may borrow up to 5% of their total assets for emergency, non-investment purposes. In addition, the Money Market Fund may borrow up to 33 1/3% of its total assets to meet redemption requests. Each of the foregoing percentage limitations on borrowing is a fundamental policy of the respective Portfolios and Funds.


  The Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may enter into DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities for delivery in the current month and simultaneously contracting to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon, and maturity) securities on a specified future date. This may be considered borrowing from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in the DOLLAR ROLL transactions, for example, may be used to purchase long-term securities which will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested, the Fund will be subject to market risk on those securities as well as similar risk with respect to the securities the Fund is required to repurchase.


  Each of the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, and WM High Yield Funds may engage in REVERSE REPURCHASE AGREEMENTS. REVERSE REPURCHASE AGREEMENTS involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of the securities and, if the proceeds from the REVERSE REPURCHASE AGREEMENT are invested in securities, that the market value of the securities bought may decline at the same time there is a decline in the market value of the securities sold (and required to be repurchased).



FIXED-INCOME SECURITIES. The market value of FIXED-INCOME SECURITIES held by a Fund and, consequently, the value of the Fund's shares, can be expected to vary inversely with changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by a Fund may be subject to the risk of default. FIXED-INCOME SECURITIES rated in the lower end of the investment-grade category (Baa or BBB) and BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers. The FIXED-INCOME SECURITIES in which the Funds may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other FIXED-INCOME SECURITIES.


FLOATING RATE, INVERSE FLOATING RATE, AND VARIABLE RATE INVESTMENTS. The REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may purchase FLOATING RATE, INVERSE FLOATING RATE, and VARIABLE RATE SECURITIES, including participation interests therein and assignments thereof.

  The Money Market Fund may purchase FLOATING RATE and VARIABLE RATE OBLIGATIONS, including participation interests therein.
  The Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may purchase MORTGAGE-BACKED SECURITIES that are FLOATING RATE, INVERSE FLOATING RATE, and VARIABLE RATE OBLIGATIONS. Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by WM Advisors to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for a Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.

  Each of the REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may also invest in securities representing interests in tax-exempt securities, known as INVERSE FLOATING OBLIGATIONS or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on INVERSE FLOATING RATE OBLIGATIONS or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of INVERSE FLOATING RATE OBLIGATIONS and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.



FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds may, subject to the investment limitations stated elsewhere in this prospectus and the SAI, engage in FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar, may enter into FOREIGN CURRENCY EXCHANGE TRANSACTIONS to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. These Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.


  These funds also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. A Fund may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."


  Forward currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, WM Advisors or the Fund's sub-advisor will enter into forward currency exchange contracts only with parties approved by the Trust's Board of Trustees or persons acting pursuant to their direction.


  Each of the Funds, other than the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, and Money Market Funds, may invest in securities that are indexed to certain specific foreign currency exchange rates. These securities expose the Funds to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the fixed-income and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.

  In addition, these Funds may enter into foreign currency forward contracts for non-hedging purposes. When WM Advisors or a Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, the Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. For example, a Fund could enter into a foreign currency forward contract to sell U.S. dollars and buy a foreign currency when the value of the foreign currency is expected to rise in relation to the U.S. dollar.

  While the foregoing actions are intended to protect a Fund from adverse currency movements or allow a Fund to profit from favorable currency movements, there is a risk that currency movements involved will not be properly anticipated. There can be no assurance that such transactions will be available or that a Fund will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Code.

FOREIGN INVESTMENTS. The Equity Income, Growth & Income, West Coast Equity, and Money Market Funds may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds may invest in both U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:
  - fluctuations in currency exchange rates;
  - devaluation of currencies;
  - future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;
  - reduced availability of public information concerning issuers; and
  - the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.
  Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.
  In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers, and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.
  The Equity Funds and the Short Term Income, Income, and WM High Yield Funds may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS"), or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRS are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRS, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRS, in registered form, are designed for use in the U.S. securities markets, and EDRS, in bearer form, are designed for use in European securities markets.

GEOGRAPHIC CONCENTRATION. Potential investors in the West Coast Equity Fund should consider the possibility of greater risk arising from the geographic concentration of the Fund's investments, as well as the current and past financial condition of Alaska, California, Oregon, and Washington.


HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors or a Fund's sub-advisor believes that it would be beneficial to the Fund, each of the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may, subject to any limitations imposed by the 1940 Act, invest up to 10% of its assets in securities of mutual funds or other registered investment companies that are not affiliated with WM Advisors or the Fund's sub-advisor. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. In addition, the Growth Fund may invest Fund assets in money market funds affiliated with Janus (one of the Fund's sub-advisors), provided that Janus remits to the Fund the amount of any investment advisory and administrative services fees paid to Janus as the investment manager of the money market fund.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 10% of the net assets of the Money Market Fund and up to 15% of the net assets of every other Fund may be invested in securities that are not readily marketable. Such ILLIQUID SECURITIES may include:

  - repurchase agreements with maturities greater than seven calendar days;


  - time deposits maturing in more than seven calendar days;

  - to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;
  - certain over-the-counter options, as described in the SAI;

  - certain variable rate demand notes having a demand period of more than seven calendar days; and

  - securities that are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

  Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Trust's Board of Trustees.

  Each of the Funds may purchase RESTRICTED SECURITIES (provided such securities are, in the case of the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, Income, and Money Market Funds, eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of RESTRICTED SECURITIES (making RESTRICTED SECURITIES, in many instances, more liquid than they once were considered to be), investing in RESTRICTED SECURITIES could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.


LENDING OF SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Growth, International Growth, and Short Term Income Funds each may lend portfolio securities up to 20% of total assets. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Income, Money Market, and WM High Yield Funds each may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA, or FHLMC.

  To the extent that a Fund purchases MORTGAGE-BACKED SECURITIES at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of a Fund may be affected by reinvestments of prepayments at higher or lower rates than the original investment.

  In addition, like other FIXED-INCOME SECURITIES, the value of MORTGAGE-BACKED SECURITIES will generally fluctuate in response to market interest rates.
  The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

  Government stripped mortgage-backed securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from GOVERNMENT MORTGAGE-BACKED SECURITIES. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in MORTGAGE-BACKED SECURITIES issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments that is lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Funds will be able to effect a trade of a government stripped mortgage-backed security at a time when they wish to do so.

  In addition, the REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Value, Short Term Income, U.S. Government Securities, and Income Funds may invest in non-agency mortgage-backed securities, which are similar to GOVERNMENT MORTGAGE-BACKED SECURITIES, except that they are not issued or guaranteed by governmental entities. Non-agency mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While non-agency mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.

  The REIT, Equity Income, Mid Cap Stock, Small Cap Value, Small Cap Growth, Short Term Income, U.S. Government Securities, Income, Money Market, and WM High Yield Funds may purchase ASSET-BACKED SECURITIES. ASSET-BACKED SECURITIES are structured like MORTGAGE-BACKED SECURITIES, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts; leases of various types of real and personal property, home equity loans, and receivables from credit card agreements. The ability of an issuer of ASSET-BACKED SECURITIES to enforce its security interest in the underlying assets may be limited.



REAL ESTATE INVESTMENT TRUSTS. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds may invest in real estate investment trust securities, herein referred to as "REITS." In addition, the REIT Fund typically invests at least 80% of its net assets plus borrowings for investment purposes in REITS. REITS involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITS may be affected by changes in the value of the underlying property owned by the REITS, while mortgage REITS may be affected by the quality of any credit extended. REITS are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risk of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT'S expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITS are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITS under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

  Investment in REITS involves risks similar to those associated with investing in small capitalization companies. REITS may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.


REPURCHASE AGREEMENTS. All of the Portfolios and Funds may invest in REPURCHASE AGREEMENTS, which are purchases of underlying FIXED-INCOME SECURITIES from financial institutions, such as banks and broker/dealers, subject to the seller's agreement to repurchase the securities at an established time and price. REPURCHASE AGREEMENTS can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in REPURCHASE AGREEMENTS or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.


STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this prospectus and the SAI, each Portfolio and Fund, except the Money Market Fund, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of FIXED-INCOME SECURITIES, or for other bona fide hedging purposes. Utilizing these investment strategies, the Portfolio or Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices, and other financial instruments. It may also purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors, or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures. Each Fund, except the Money Market Fund, may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or if it maintains enough cash, cash equivalents, or liquid securities to purchase the underlying security.


  Subject to the investment limitations and restrictions stated elsewhere in this prospectus and in the SAI, the Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may enter into credit default swaps. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the seller of a credit default swap receives from the buyer a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. If no default or other triggering event occurs, the seller would keep the stream of payments and would have no payment obligations. Credit default swaps are subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, interest rate risk, leveraging risk, and management risk. All of the above are collectively referred to as "STRATEGIC TRANSACTIONS." STRATEGIC TRANSACTIONS may be used:

  - to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Portfolio's or Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;
  - to protect the Portfolio's or Fund's unrealized gains in the value of its portfolio securities;
  - to facilitate the sale of such securities for investment purposes;
  - to manage the effective maturity or duration of the Portfolio's or Fund's portfolio; and
  - to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.
  Some STRATEGIC TRANSACTIONS may also be used to seek potentially higher returns, rather than for hedging purposes. Any or all of these investment techniques may be used at any time, as the use of any STRATEGIC TRANSACTION is a function of numerous variables including market conditions.

  The use of STRATEGIC TRANSACTIONS involves special considerations and risks, such as:

  - the ability of the Portfolio or Fund to utilize STRATEGIC TRANSACTIONS successfully will depend on the ability of WM Advisors or the sub-advisor to predict pertinent market movements;
  - the risk that the other party to a STRATEGIC TRANSACTION will fail to meet its obligations to the Portfolio or Fund;
  - the risk that the Portfolio or Fund will be unable to close out a STRATEGIC TRANSACTION at a time when it would otherwise do so, due to the illiquidity of the STRATEGIC TRANSACTION; and
  - the risk of imperfect correlation, or even no correlation, between price movements of STRATEGIC TRANSACTIONS and price movements of any related portfolio positions.
  STRATEGIC TRANSACTIONS can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. All of the Portfolios and Funds may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.


WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a WHEN-ISSUED or a DELAYED-DELIVERY basis. Due to fluctuations in the value of securities purchased on a WHEN-ISSUED or a DELAYED-DELIVERY basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Funds. Similarly, the sale of securities for DELAYED-DELIVERY can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. When-issued securities may include bonds purchased on a "when-, as-, and if-issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate authorities. A significant commitment of a Fund's assets to the purchase of securities on a "when-, as-, and if-issued" basis may increase the volatility of the Fund's NAV.



PORTFOLIO TRANSACTIONS AND TURNOVER. Each Portfolio's and Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Historical portfolio turnover rates for each of the Portfolios are shown under "Financial Highlights." WM Advisors and the sub-advisors will not consider a Portfolio's or Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Portfolio's or Fund's investment objectives and policies.


INVESTING IN THE PORTFOLIOS

Shares of the Portfolios are offered only to insurance company separate accounts for the purpose of providing investment choices under their variable annuity and variable life contracts (the "Contracts") and to qualified pension and retirement plans. The Portfolios reserve the right to refuse any order for the purchase of shares, including those by exchange.

PURCHASE AND REDEMPTION

Shares of the Portfolios are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the divisions of the insurance company separate account and are invested in the shares of the Portfolios corresponding to such divisions. Shares of the Portfolios are purchased and redeemed at NAV without sales or redemption charges.
  For each day on which a Portfolio's NAV is calculated, each separate account transmits to the Trust any orders to purchase or redeem shares of the Portfolio based on purchase payments; redemption (surrender) requests; and transfer requests from Contract owners, annuitants, or beneficiaries which are priced that day. Purchases and redemptions are effected at the NAV next determined after receipt by the Trust of a properly completed purchase or redemption order.
  All purchase and redemption orders will be processed in accordance with applicable regulations. The Trust may also suspend redemptions, if permitted under the 1940 Act, for any period during which the New York Stock Exchange is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.

MARKET TIMING. The Portfolios are not intended for "market timing" or other forms of abusive short-term trading. If the Portfolios are used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all Portfolio shareholders. Frequent trading can cause a portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover, and increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies that can occur if the valuation of a Portfolio's portfolio securities does not reflect conditions as of the close of the New York Stock Exchange, which is the time that a Portfolio's NAV per share is determined. For example, the closing price of securities primarily trading in markets that close prior to the New York Stock Exchange may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute a Portfolio's NAV per share for long-term investors.


  Frequent traders wishing to engage in market timing should not purchase the Portfolios. The Trust's Board of Trustees has adopted policies and procedures intended to discourage market timing with respect to each Portfolio. The procedures include the use of "fair value" pricing, and the refusal of purchase transactions. (Please see the section entitled "How Net Asset Value Is Determined" for a description of the "fair value" pricing procedure.) These procedures are applied uniformly. Fair value pricing is applied when reliable market quotations are not readily available, including when the closing prices of portfolio securities primarily traded in foreign markets are deemed to be substantially inaccurate at the close of the New York Stock Exchange. The Portfolios' transfer agent will attempt to identify shareholders who engage in market timing and will restrict the trading activity of shareholders who are identified as market timers. The Portfolios reserve the right to reject any purchases, including those effected through exchange.


  Although it is the policy of the WM Group of Funds to seek to prevent market timing and other excessive trading practices in each Portfolio, there is no assurance that short-term trading will not occur. In addition, the Portfolios may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts").



DISCLOSURE OF PORTFOLIO HOLDINGS. The Portfolios disclose their month-end portfolio holdings on the Distributor's Web site, wmgroupoffunds.com, on the last business day of the following month. Third parties who need portfolio holdings information to provide services to the Portfolios may be provided such information prior to its posting on the Web site, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Portfolios' policies and procedures with respect to the disclosure of the portfolio securities is available in the SAI.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION



Each of the Portfolios has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to its Class 2 shares (each, a "Rule 12b-1 Plan"). Under the applicable Rule 12b-1 Plan, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of its Class 2 shares. The amounts payable by the Portfolios under the Rule 12b-1 Plans need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the full amount of the fees.



PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Portfolios. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Portfolios as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, pension plan consultants, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Portfolios pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.



ONGOING PAYMENTS. In the case of Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Portfolios. The Distributor also may make ongoing payments of up to 0.20% of average net assets to insurance companies for insurance contracts that include either class of shares of the Portfolios as investment options.



OTHER PAYMENTS TO INTERMEDIARIES. In addition to any commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts, conferences, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Portfolios, or may sell shares of the Portfolios to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year's sales of applicable variable annuities and variable life insurance contracts that may be funded by Portfolio shares, or 0.25% of the current year's sales of Portfolio shares to retirement plans by that financial intermediary. For 2005, the Distributor's total additional payments to these firms for distribution services related to the Trust represented approximately 0.10% of the average daily net assets of the Trust, or approximately $3.1 million.


  A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's WM Group of Funds sales, assets, and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Portfolio shares in retirement plans on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the WM Group of Funds so that they can provide suitable information and advice about the Portfolios and Funds and related investor services. Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the WM Group of Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges, and general marketing expenses. IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR INVESTMENT REPRESENTATIVE AND HIS OR HER FINANCIAL INTERMEDIARY

MAY HAVE AN INCENTIVE TO RECOMMEND ONE VARIABLE ANNUITY, VARIABLE LIFE INSURANCE CONTRACT, OR MUTUAL FUND OVER ANOTHER.
  Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Portfolios, the Distributor, WM Advisors, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

  As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include the Portfolios as investment options, or for the distribution of shares of the Portfolios to retirement plans (other than commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:


Advantage Capital Corporation
AIG Advisors, Inc.
American Portfolios Financial Services, Inc.

Associated Financial Group, Inc.


Commonwealth Financial Network

FFP Securities, Inc.
FSC Securities Corporation

G.A. Repple & Company

H. Beck, Inc.
Investacorp, Inc.

Investment Advisors & Consultants, Inc.


Jefferson Pilot Securities Corporation


McDonald Investments, Inc.


Mutual Service Corporation

NFP Securities, Inc.

Oppenheimer & Co., Inc.


ProEquities, Inc.


Prospera Financial Services, Inc.

Royal Alliance Associates, Inc.

Securities America, Inc.

Triad Advisors, Inc.

United Planners' Financial Services of America


Waterstone Financial Group, Inc.

WM Financial Services, Inc.

  To obtain a current list of such firms, call 800-222-5852.

  Although the Advisor and/or a Fund's sub-advisor may use brokers who sell shares of the Portfolios to effect portfolio transactions, the sale of Portfolio shares is not considered as a factor when selecting brokers to effect portfolio transactions. The Portfolios have adopted procedures to ensure that the sale of Portfolio shares is not considered when selecting brokers to effect portfolio transactions.


  Your applicable variable annuity contract, variable life insurance contract or retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.


TAX CONSIDERATIONS

The tax consequences of your investment in the Trust depend upon the specific provisions of your Contract. For more tax information regarding your Contract, see the applicable prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Portfolios and their insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.
  Each Portfolio intends to qualify separately each year as a "regulated investment company" and, thus, does not expect to pay any federal income tax on income and capital gains distributed to shareholders.
  Although the Trust intends that it and each Portfolio will be operated so that they will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Portfolio incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes. These taxes would reduce the investment performance of such Portfolios.
  Because the Trust serves as an investment vehicle for certain types of variable annuities and variable life contracts, each Portfolio also intends to meet the investment diversification requirements of subchapter L of the

Code. Were any Portfolio to fail to comply with those requirements, owners of annuity contracts (other than certain tax-qualified retirement Contracts) funded through the Trust would be taxed immediately on investment earnings and gains, including any accumulated earnings and gains, under their Contracts and would thereby lose any benefit of tax deferral. Accordingly, the Trust will carefully monitor compliance with the diversification requirements. Distributions by Portfolios to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Portfolio as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Portfolio) from such a plan. For additional tax information, see "Taxes" in the SAI.

  Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities will be determined separately for each Portfolio. Dividends and distributions paid by a Portfolio will be automatically reinvested (at current net asset value) in additional full and fractional shares of that Portfolio. Each of the Portfolios will declare and pay dividends annually. All Portfolios will distribute any net realized capital gains annually. Distributions of any net short-term capital gains earned by a Portfolio will be distributed no less frequently than annually at the discretion of the Board of Trustees.

  THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE PORTFOLIOS. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE PORTFOLIOS.

HOW NET ASSET VALUE IS DETERMINED


Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Portfolios' NAVs. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Portfolios' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific Time, whichever is earlier. Generally, shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

  In addition, the Portfolios have adopted fair value pricing procedures and methodologies which, among other things, generally require the Portfolios to fair value foreign securities if there has been movement in the U.S. market and/or other economic indicators that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used to a significant extent by the Portfolios.


MANAGEMENT OF THE PORTFOLIOS



The Portfolios are managed by WM Advisors, Inc., which is referred to as "WM Advisors" in this prospectus. WM Advisors is a wholly owned, indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, and is located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating each Portfolio's investment policies (subject to the terms of this prospectus), analyzing economic trends, monitoring each Portfolio's investment performance, and reporting to the Trust's Board of Trustees, as well as providing certain administrative services to the Portfolios.


  In connection with its service as investment advisor to each Portfolio, WM Advisors may engage one or more sub-advisors to provide investment advisory services to any of the Portfolios and may remove or, subject to shareholder approval, replace any such sub-advisor if it deems such action to be in the best interests of a Portfolio and its shareholders. Where WM Advisors has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Portfolio's assets. Each Portfolio may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of WM Advisors and the sub-advisors to the Funds. For more information, see the SAI.



PORTFOLIO MANAGERS



WM Advisors' portfolio managers are compensated through a combination of base salary and incentive compensation. Incentive compensation is based on investment performance relative to a peer group of mutual funds and other measures of performance. The SAI provides additional information about portfolio managers' compensation, other accounts managed by the portfolio managers, and portfolio managers' ownership of Portfolio and Fund shares.



RANDALL L. YOAKUM, CFA, Senior Vice President and Chief Investment Strategist of WM Advisors, has led a team of investment professionals in managing the Portfolios since January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. (DADCO). Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.



MICHAEL D. MEIGHAN, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for co-managing the Portfolios with Mr. Yoakum since March 2003. Mr. Meighan joined WM Advisors in 1999. Prior to that, he was employed with Mr. Yoakum at DADCO as a Portfolio Manager and Senior Analyst for its asset allocation product since 1993.

MANAGEMENT FEES


During its most recent fiscal year, each of the Portfolios paid management fees to WM Advisors at the following rate (not reflecting any expense waivers or reimbursements):



                                                       FEES PAID AS A PERCENTAGE
PORTFOLIO                                                    OF NET ASSETS
-------------------------------------------------------------------------------------
  Flexible Income Portfolio                                       0.10%(1)
  Conservative Balanced Portfolio                                 0.10%(1)
  Balanced Portfolio                                              0.10%(1)
  Conservative Growth Portfolio                                   0.10%(1)
  Strategic Growth Portfolio                                      0.10%(1)
-------------------------------------------------------------------------------------


  1 Excludes underlying Fund management fees that the Portfolios bear indirectly.

  A discussion of the material factors considered by the Trustees of the Trust in approving investment advisory contract(s) for each Portfolio is available in the Trust's most recent Annual or Semiannual report to shareholders (for periods ending December 31 and June 30, respectively).



  NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


The financial highlights tables are intended to help you understand the Portfolios' financial performance for the past 5 years (or, in the case of a newer Portfolio or Class, since the inception of the Portfolio or Class). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in that Portfolio (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown. The information provided below is excerpted from financial statements audited by Deloitte & Touche LLP. The Report of Independent Registered Public Accounting Firm, along with the Portfolios' financial statements, are included in the Trust's Annual Report to Shareholders, which is available upon request.



                                                             CLASS 1
                                                             --------------------------------------------------------------
FLEXIBLE INCOME PORTFOLIO                                       2005         2004         2003         2002         2001
YEARS ENDED DECEMBER 31                                      ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  14.10     $  13.71     $  12.41     $  12.23     $  11.90
                                                              --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.52(6)      0.51(6)      0.56(6)      0.41(6)      0.17(6)
      Net realized and unrealized gain/(loss) on investments     (0.05)        0.35         1.08        (0.15)        0.40
                                                              --------     --------     --------     --------     --------
      Total from investment operations                            0.47         0.86         1.64         0.26         0.57
                                                              --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                    (0.47)       (0.47)       (0.34)       (0.08)       (0.15)
      Dividends from net realized capital gains                  (0.02)          --           --           --        (0.09)
                                                              --------     --------     --------     --------     --------
      Total distributions                                        (0.49)       (0.47)       (0.34)       (0.08)       (0.24)
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                                $  14.08     $  14.10     $  13.71     $  12.41     $  12.23
                                                              ========     ========     ========     ========     ========
TOTAL RETURN(2)                                                   3.41%        6.47%       13.30%        2.14%        4.84%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $143,367     $149,055     $143,283     $125,992     $ 90,860
      Ratio of operating expenses to average net assets(3)        0.30%        0.28%        0.30%        0.30%        0.33%
      Ratio of net investment income to average net assets        3.74%        3.67%        4.33%        3.37%        1.43%
      Portfolio turnover rate                                        5%           5%           4%           9%           1%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(3,4)                                           0.30%        0.28%        0.30%        0.30%        0.33%



                                                             CLASS 1
                                                             --------------------------------------------------------------
CONSERVATIVE BALANCED PORTFOLIO                                 2005         2004         2003         2002         2001
YEARS ENDED DECEMBER 31                                      ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  11.82     $  11.15     $   9.73     $  10.04     $   9.90
                                                              --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.35(6)      0.34(6)      0.36(6)      0.31(6)      0.13
      Net realized and unrealized gain/(loss) on investments      0.18         0.56         1.29        (0.54)        0.10
                                                              --------     --------     --------     --------     --------
      Total from investment operations                            0.53         0.90         1.65        (0.23)        0.23
                                                              --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                    (0.28)       (0.23)       (0.23)       (0.07)       (0.09)
      Dividends from net realized capital gains                     --           --           --        (0.01)          --
                                                              --------     --------     --------     --------     --------
      Total distributions                                        (0.28)       (0.23)       (0.23)       (0.08)       (0.09)
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                                $  12.07     $  11.82     $  11.15     $   9.73     $  10.04
                                                              ========     ========     ========     ========     ========
TOTAL RETURN(2)                                                   4.59%        8.21%       17.09%       (2.26)%       2.40%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $ 43,818     $ 40,458     $ 31,600     $ 20,759     $ 14,221
      Ratio of operating expenses to average net assets(3)        0.38%        0.33%        0.31%        0.30%        0.41%
      Ratio of net investment income to average net assets        3.00%        3.02%        3.48%        3.20%        1.36%
      Portfolio turnover rate                                        4%           1%           6%           9%           2%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(3,4)                                           0.38%        0.33%        0.36%        0.41%        0.53%



NOTES TO FINANCIAL HIGHLIGHTS


1 Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.


2 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


3 The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

4 Ratio of operating expenses to average net assets includes expenses paid indirectly.

                               CLASS 2
    --------------------------------------------------------------
       2005         2004         2003         2002       2001(5)
    ----------   ----------   ----------   ----------   ----------
     $  14.02     $  13.65     $  12.38     $  12.23     $  12.18
     --------     --------     --------     --------     --------
         0.49(6)      0.47(6)      0.53(6)      0.38(6)      0.02(6)
        (0.07)        0.36         1.07        (0.15)        0.03
     --------     --------     --------     --------     --------
         0.42         0.83         1.60         0.23         0.05
     --------     --------     --------     --------     --------
        (0.44)       (0.46)       (0.33)       (0.08)          --
        (0.02)          --           --           --           --
     --------     --------     --------     --------     --------
        (0.46)       (0.46)       (0.33)       (0.08)          --
     --------     --------     --------     --------     --------
     $  13.98     $  14.02     $  13.65     $  12.38     $  12.23
     ========     ========     ========     ========     ========
         3.09%        6.24%       13.02%        1.89%        0.41%
     $ 79,487     $ 67,752     $ 34,501     $  9,416     $    182
         0.55%        0.53%        0.55%        0.55%        0.58%(7)
         3.49%        3.42%        4.08%        3.12%        1.18%(7)
            5%           5%           4%           9%           1%
         0.55%        0.53%        0.55%        0.55%        0.58%(7)



    CLASS 2
    --------------------------------------------------------------
       2005         2004         2003         2002       2001(5)
    ----------   ----------   ----------   ----------   ----------
     $  11.75     $  11.11     $   9.71     $  10.04     $   9.92
     --------     --------     --------     --------     --------
         0.32(6)      0.31(6)      0.33(6)      0.29(6)      0.01
         0.17         0.55         1.29        (0.54)        0.11
     --------     --------     --------     --------     --------
         0.49         0.86         1.62        (0.25)        0.12
     --------     --------     --------     --------     --------
        (0.26)       (0.22)       (0.22)       (0.07)          --
           --           --           --        (0.01)          --
     --------     --------     --------     --------     --------
        (0.26)       (0.22)       (0.22)       (0.08)          --
     --------     --------     --------     --------     --------
     $  11.98     $  11.75     $  11.11     $   9.71     $  10.04
     ========     ========     ========     ========     ========
         4.37%        7.88%       16.83%       (2.47)%       1.21%
     $ 29,984     $ 20,845     $  9,128     $  2,244     $    205
         0.63%        0.58%        0.56%        0.55%        0.66%(7)
         2.75%        2.77%        3.23%        2.95%        1.11%(7)
            4%           1%           6%           9%           2%
         0.63%        0.58%        0.61%        0.66%        0.78%(7)


5 The Portfolio commenced selling Class 2 shares on November 6, 2001.
6 Per share numbers have been calculated using the average shares method.

7 Annualized.

FINANCIAL HIGHLIGHTS


FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                                             CLASS 1
                                                             --------------------------------------------------------------
BALANCED PORTFOLIO                                              2005         2004         2003         2002         2001
YEARS ENDED DECEMBER 31                                      ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  16.08     $  14.88     $  12.42     $  13.91     $  14.50
                                                              --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.36(6)      0.32(6)      0.33(6)      0.32(6)      0.17(6)
      Net realized and unrealized gain/(loss) on investments      0.59         1.16         2.46        (1.53)       (0.15)
                                                              --------     --------     --------     --------     --------
      Total from investment operations                            0.95         1.48         2.79        (1.21)        0.02
                                                              --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                    (0.31)       (0.28)       (0.33)       (0.28)       (0.25)
      Dividends from net realized capital gains                     --           --           --           --        (0.36)
                                                              --------     --------     --------     --------     --------
      Total distributions                                        (0.31)       (0.28)       (0.33)       (0.28)       (0.61)
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                                $  16.72     $  16.08     $  14.88     $  12.42     $  13.91
                                                              ========     ========     ========     ========     ========
TOTAL RETURN(2)                                                   6.01%       10.12%       22.74%       (8.78)%       0.13%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $462,438     $467,076     $419,273     $334,605     $354,082
      Ratio of operating expenses to average net assets(3)        0.28%        0.28%        0.29%        0.29%        0.28%
      Ratio of net investment income to average net assets        2.26%        2.13%        2.50%        2.52%        1.22%
      Portfolio turnover rate                                        4%           4%           7%          22%           8%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(3,4)                                           0.28%        0.28%        0.29%        0.29%        0.28%



                                                             CLASS 1
                                                             --------------------------------------------------------------
CONSERVATIVE GROWTH PORTFOLIO                                   2005         2004         2003         2002         2001
YEARS ENDED DECEMBER 31                                      ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  16.89     $  15.32     $  12.16     $  14.87     $  16.46
                                                              --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.25(6)      0.21(6)      0.23(6)      0.23(6)      0.17(6)
      Net realized and unrealized gain/(loss) on investments      0.93         1.58         3.23        (2.51)       (0.72)
                                                              --------     --------     --------     --------     --------
      Total from investment operations                            1.18         1.79         3.46        (2.28)       (0.55)
                                                              --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                    (0.22)       (0.22)       (0.30)       (0.41)       (0.61)
      Dividends from net realized capital gains                     --           --           --        (0.02)       (0.43)
                                                              --------     --------     --------     --------     --------
      Total distributions                                        (0.22)       (0.22)       (0.30)       (0.43)       (1.04)
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                                $  17.85     $  16.89     $  15.32     $  12.16     $  14.87
                                                              ========     ========     ========     ========     ========
TOTAL RETURN(2)                                                   7.04%       11.78%       28.74%      (15.52)%      (3.56)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $293,378     $303,584     $284,165     $229,564     $309,608
      Ratio of operating expenses to average net assets(3)        0.29%        0.28%        0.30%        0.29%        0.28%
      Ratio of net investment income to average net assets        1.47%        1.36%        1.75%        1.77%        1.11%
      Portfolio turnover rate                                        9%          10%          11%          19%           7%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(3,4)                                           0.29%        0.28%        0.30%        0.29%        0.28%



NOTES TO FINANCIAL HIGHLIGHTS


1 Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.


2 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


3 The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

4 Ratio of operating expenses to average net assets includes expenses paid indirectly.

    CLASS 2
    --------------------------------------------------------------
       2005         2004         2003         2002       2001(5)
    ----------   ----------   ----------   ----------   ----------
     $  15.99     $  14.82     $  12.39     $  13.91     $  13.52
     --------     --------     --------     --------     --------
         0.32(6)      0.28(6)      0.30(6)      0.29(6)      0.02(6)
         0.58         1.16         2.45        (1.53)        0.37(7)
     --------     --------     --------     --------     --------
         0.90         1.44         2.75        (1.24)        0.39
     --------     --------     --------     --------     --------
        (0.28)       (0.27)       (0.32)       (0.28)          --
           --           --           --           --           --
     --------     --------     --------     --------     --------
        (0.28)       (0.27)       (0.32)       (0.28)          --
     --------     --------     --------     --------     --------
     $  16.61     $  15.99     $  14.82     $  12.39     $  13.91
     ========     ========     ========     ========     ========
         5.72%        9.83%       22.46%       (9.00)%       2.88%
     $198,280     $164,802     $ 91,631     $ 31,335     $  1,452
         0.53%        0.53%        0.54%        0.54%        0.53%(8)
         2.01%        1.88%        2.25%        2.27%        0.97%(8)
            4%           4%           7%          22%           8%
         0.53%        0.53%        0.54%        0.54%        0.53%(8)



    CLASS 2
    --------------------------------------------------------------
       2005         2004         2003         2002       2001(5)
    ----------   ----------   ----------   ----------   ----------
     $  16.80     $  15.25     $  12.13     $  14.87     $  14.24
     --------     --------     --------     --------     --------
         0.21(6)      0.17(6)      0.20(6)      0.19(6)      0.01(6)
         0.91         1.58         3.20        (2.50)        0.62(7)
     --------     --------     --------     --------     --------
         1.12         1.75         3.40        (2.31)        0.63
     --------     --------     --------     --------     --------
        (0.19)       (0.20)       (0.28)       (0.41)          --
           --           --           --        (0.02)          --
     --------     --------     --------     --------     --------
        (0.19)       (0.20)       (0.28)       (0.43)          --
     --------     --------     --------     --------     --------
     $  17.73     $  16.80     $  15.25     $  12.13     $  14.87
     ========     ========     ========     ========     ========
         6.71%       11.58%       28.36%      (15.72)%       4.42%
     $ 94,662     $ 73,830     $ 40,576     $ 14,610     $  1,127
         0.54%        0.53%        0.55%        0.54%        0.53%(8)
         1.22%        1.11%        1.50%        1.52%        0.86%(8)
            9%          10%          11%          19%           7%
         0.54%        0.53%        0.55%        0.54%        0.53%(8)


5 The Portfolio commenced selling Class 2 shares on November 6, 2001.
6 Per share numbers have been calculated using the average shares method.
7 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.
8 Annualized.

FINANCIAL HIGHLIGHTS


FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                                             CLASS 1
                                                             --------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO                                      2005         2004         2003         2002         2001
YEARS ENDED DECEMBER 31                                      ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  18.45     $  16.46     $  12.55     $  16.45     $  18.61
                                                              --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.19(6)      0.14(6)      0.14(6)      0.15(6)      0.16(6)
      Net realized and unrealized gain/(loss) on investments      1.22         1.96         3.98        (3.47)       (1.27)
                                                              --------     --------     --------     --------     --------
      Total from investment operations                            1.41         2.10         4.12        (3.32)       (1.11)
                                                              --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                    (0.12)       (0.11)       (0.21)       (0.54)       (0.57)
      Dividends from net realized capital gains                     --           --           --        (0.04)       (0.48)
                                                              --------     --------     --------     --------     --------
      Total distributions                                        (0.12)       (0.11)       (0.21)       (0.58)       (1.05)
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                                $  19.74     $  18.45     $  16.46     $  12.55     $  16.45
                                                              ========     ========     ========     ========     ========
TOTAL RETURN(2)                                                   7.71%       12.83%       33.07%      (20.53)%      (6.25)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $136,966     $130,069     $105,077     $ 73,936     $ 97,401
      Ratio of operating expenses to average net assets(3)        0.31%        0.29%        0.31%        0.32%        0.31%
      Ratio of net investment income to average net assets        1.01%        0.80%        0.99%        1.06%        0.95%
      Portfolio turnover rate                                        9%           4%           9%          16%           5%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(3,4)                                           0.31%        0.29%        0.31%        0.32%        0.31%



NOTES TO FINANCIAL HIGHLIGHTS


1 Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.


2 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


3 The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

4 Ratio of operating expenses to average net assets includes expenses paid indirectly.

    CLASS 2
    --------------------------------------------------------------
       2005         2004         2003         2002       2001(5)
    ----------   ----------   ----------   ----------   ----------
     $  18.38     $  16.42     $  12.54     $  16.45     $  15.54
     --------     --------     --------     --------     --------
         0.14(6)      0.09(6)      0.10(6)      0.11(6)      0.01(6)
         1.22         1.97         3.98        (3.44)        0.90(7)
     --------     --------     --------     --------     --------
         1.36         2.06         4.08        (3.33)        0.91
     --------     --------     --------     --------     --------
        (0.10)       (0.10)       (0.20)       (0.54)          --
           --           --           --        (0.04)          --
     --------     --------     --------     --------     --------
        (0.10)       (0.10)       (0.20)       (0.58)          --
     --------     --------     --------     --------     --------
     $  19.64     $  18.38     $  16.42     $  12.54     $  16.45
     ========     ========     ========     ========     ========
         7.47%       12.54%       32.76%      (20.59)%       5.86%
     $ 48,413     $ 34,129     $ 14,766     $  2,676     $    319
         0.56%        0.54%        0.56%        0.57%        0.56%(8)
         0.76%        0.55%        0.74%        0.81%        0.70%(8)
            9%           4%           9%          16%           5%
         0.56%        0.54%        0.56%        0.57%        0.56%(8)


5 The Portfolio commenced selling Class 2 shares on November 6, 2001.
6 Per share numbers have been calculated using the average shares method.
7 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.
8 Annualized.

APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:


- Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the highest quality and high quality, respectively. Together, they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



- Baa -- Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

- AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

- BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

- BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economical and financial conditions.

- D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS:


INVESTMENT-GRADE


- AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

- AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

- A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

- BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


SPECULATIVE-GRADE



- BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.


- B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


- CCC, CC, C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.



- DDD, DD, D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.


Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

FOR MORE INFORMATION ABOUT THE WM VARIABLE TRUST


The Statement of Additional Information (SAI) and Annual and Semiannual Reports to shareholders include additional information about the Portfolios. The SAI and the Report of Independent Registered Public Accounting Firm, along with the financial statements included in the Portfolios' most recent Annual Report, are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes. The Portfolios' Annual Report discusses the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the Trust, and make shareholder inquiries by contacting your financial advisor, by calling toll-free 800-222-5852, or by visiting wmgroupoffunds.com.



You may review and copy information about the Portfolios, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Portfolios on the EDGAR database or the Commission's Web site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to file number 811-07462.

                                                                  PRESORTED
Distributed by:                                                   STANDARD
WM Funds Distributor, Inc.                                     US POSTAGE PAID
1100 Investment Blvd., Suite 200                               LOS ANGELES, CA
El Dorado Hills, CA 95762                                       PERMIT #1831


                                                                   WSPVTPRO 5/06

                               WM VARIABLE TRUST
                                   PROSPECTUS


                                  MAY 1, 2006


                     STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                                - Flexible Income Portfolio

                                - Conservative Balanced Portfolio

                                - Balanced Portfolio

                                - Conservative Growth Portfolio

                                - Strategic Growth Portfolio



                                  EQUITY FUNDS

                                - REIT Fund

                                - Equity Income Fund

                                - Growth & Income Fund

                                - West Coast Equity Fund

                                - Mid Cap Stock Fund

                                - Growth Fund

                                - Small Cap Value Fund

                                - Small Cap Growth Fund

                                - International Growth Fund



                               FIXED-INCOME FUNDS

                                - Short Term Income Fund

                                - U.S. Government Securities Fund

                                - Income Fund




                               MONEY MARKET FUND



   This prospectus describes the Class 1 and Class 2 shares ("shares") of the
                             Portfolios and Funds.


  The Securities and Exchange Commission has not approved or disapproved these securities or
passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

            TABLE OF CONTENTS


                                                                                   PAGE
                    Risk/Return Summary.........................................     3
                         Flexible Income Portfolio..............................     5
                         Conservative Balanced Portfolio........................     6
                         Balanced Portfolio.....................................     7
                         Conservative Growth Portfolio..........................     8
                         Strategic Growth Portfolio.............................     9
                         REIT Fund..............................................    10
                         Equity Income Fund.....................................    11
                         Growth & Income Fund...................................    12
                         West Coast Equity Fund.................................    13
                         Mid Cap Stock Fund.....................................    14
                         Growth Fund............................................    15
                         Small Cap Value Fund...................................    16
                         Small Cap Growth Fund..................................    17
                         International Growth Fund..............................    18
                         Short Term Income Fund.................................    19
                         U.S. Government Securities Fund........................    20
                         Income Fund............................................    21
                         Money Market Fund......................................    22
                         Summary of Principal Risks.............................    23
                         Principal Risks by Fund................................    27
                    Fees and Expenses of the Portfolios and Funds...............    28
                    Estimated Aggregate Portfolio Expenses......................    30
                    Portfolio and Fund Investment Strategies and Risks..........    31
                         Strategic Asset Management Portfolios..................    31
                         Equity Funds...........................................    32
                         Fixed-Income Funds.....................................    34
                         Money Market Fund......................................    35
                    Common Investment Practices.................................    36
                    Investing in the Portfolios and Funds.......................    43
                    Distribution Plan and Additional Information
                      Regarding Intermediary Compensation.......................    45
                    Tax Considerations..........................................    47
                    How Net Asset Value Is Determined...........................    48
                    Management of the Portfolios and Funds......................    48
                         Portfolio and Fund Managers............................    49
                    Management Fees.............................................    53
                    Financial Highlights........................................    54
                    Appendix A..................................................    74

RISK/RETURN SUMMARY


The WM Variable Trust (the "Trust") provides a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a "Portfolio," collectively the "Portfolios"). The Trust also offers the following mutual funds (each a "Fund," collectively the "Funds") for direct investment. The "Equity Funds" include the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and International Growth Funds. The "Fixed-Income Funds" include the Short Term Income, U.S. Government Securities, and Income Funds. In addition, the Trust offers the Money Market Fund for direct investment. In pursuing their investment objectives, the Portfolios allocate their assets among certain Funds of the Trust. Additionally, each Portfolio may invest a portion of its assets in the High Yield Fund series of WM Trust I (the "WM High Yield Fund"), a diversified mutual fund managed by WM Advisors, Inc. ("WM Advisors"), which is not available for direct purchase through the applicable variable annuity contract, variable life insurance contract or retirement plan that offers the Portfolios and Funds of the Trust.



This summary identifies the investment objectives, principal investment strategies, and principal risks of each of the Portfolios and Funds. The principal investment strategies identified in this summary are not the only investment strategies available to the Portfolios and Funds, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Portfolios and Funds, please see the Statement of Additional Information (the "SAI").



STRATEGIES AND RISKS


The principal investment strategies identified in this summary provide specific information about each of the Portfolios and Funds, but there are some general principles WM Advisors and the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, WM Advisors and the sub-advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors and the sub-advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, and the credit quality of individual issuers.


With respect to the Portfolios, WM Advisors additionally considers the allocation of Portfolio assets. In doing so, it will generally consider, among other things, the following factors in making such decisions:


Federal Reserve monetary policy
Consumer debt
Corporate profits
Elections
Employment trends
Consumer spending
Currency flows
Commodity prices
Yield spreads
Stock market volume
Capital goods expenditures
Historical asset class returns
Cyclical and secular economic trends
Volatility analysis
Consumer confidence
Government budget deficits
Tax policy
Demographic trends
Mortgage demand
Business spending
Inflationary pressures
Housing trends
GDP growth
Historical financial market returns
Inventories
Investor psychology
Technical trends
Risk/Return characteristics
Stock valuations
State and federal fiscal policy
Trade pacts
Interest rate changes
Business confidence
Geopolitical risks
Wage and payroll trends
Investment flows
Import prices
Factory capacity utilization
Market capitalization relative values
Productivity growth
Asset class correlations
Business activity
Performance attribution by
  allocation and sector



The discussion of each Portfolio's and Fund's principal investment strategies includes some of the principal risks of investing in such a portfolio or fund. You can find a more detailed description of these and other principal risks of an investment in each Portfolio or Fund under "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. Additional information about the Portfolios and Funds, their investments, and the related risks is located under

"Portfolio and Fund Investment Strategies and Risks." Please be sure to read the more complete descriptions of the Portfolios and Funds, and the related risks, before you invest.



PERFORMANCE


Below the description of each Portfolio and Fund is a bar chart showing the investment returns of its Class 1 shares for each of the past ten years (or for the life of the Portfolio or Fund if it has been in operation for less than ten years). The bar chart is intended to provide some indication of the volatility of the Portfolio's or Fund's past returns. The performance table following each bar chart shows how average annual total returns for Class 1 and Class 2 shares of the Portfolio or Fund compare to returns of one or more broad-based securities market indices for the last one, five, and ten years (or, in the case of a newer Portfolio, Fund, or Class, since the inception of the Portfolio, Fund, or Class). Performance shown in the table and bar chart does not reflect any insurance-related charges or expenses. If insurance-related charges or expenses had been included, the performance shown would have been lower. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.



There can be no assurance that any Portfolio or Fund will achieve its investment objective. It is possible to lose money by investing in the Portfolios and Funds. An investment in a Portfolio or Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

FLEXIBLE INCOME PORTFOLIO


OBJECTIVE: The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer you the potential for a high level of income and a low level of capital growth, while exposing you to a low level of principal risk.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. The Portfolio generally invests no more than 30% of its net assets in the Equity Funds.



The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and WM High Yield Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, FIXED-INCOME SECURITIES rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests and the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.


CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)
[BAR GRAPH]

1998                                                                             11.75
1999                                                                              8.58
2000                                                                              5.79
2001                                                                              4.84
2002                                                                              2.14
2003                                                                             13.30
2004                                                                              6.47
2005                                                                              3.41


During the periods shown above, the highest quarterly return was 6.48% (for the quarter ended 6/30/03) and the lowest was -1.24% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS(1)


                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   (9/9/97)    (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   3.41%         5.96%         7.00%        N/A
   CLASS 2 SHARES                                                   3.09%          N/A           N/A        5.85%
   LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                          2.43%         5.87%         6.36%       4.52%
   S&P 500(3)                                                       4.91%         0.54%         5.62%       5.83%
   CAPITAL MARKET BENCHMARK(4)                                      2.98%         5.02%         6.46%       4.98%



1 The Portfolio's performance between 1997 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


3 The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


4 The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 20% S&P 500 and 80% Lehman Brothers Aggregate Bond Index. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

CONSERVATIVE BALANCED PORTFOLIO


OBJECTIVE: The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer you the potential for a medium to high level of income and a medium to low level of capital growth, while exposing you to a medium to low level of principal risk.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. The Portfolio invests between 40% and 80% of its net assets in a combination of the Fixed-Income Funds, Money Market Fund and WM High Yield Fund and between 20% and 60% of its net assets in the Equity Funds.



Subject to the limits in the prior paragraph, the Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, and WM High Yield Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, FIXED-INCOME SECURITIES rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.


CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)
[BAR GRAPH]

1999                                                                              1.88
2000                                                                              5.03
2001                                                                              2.40
2002                                                                             -2.26
2003                                                                             17.09
2004                                                                              8.21
2005                                                                              4.59


During the periods shown above, the highest quarterly return was 8.35% (for the quarter ended 6/30/03) and the lowest was -4.43% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS(1)


                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   (4/23/98)   (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   4.59%         5.81%         5.22%        N/A
   CLASS 2 SHARES                                                   4.37%          N/A           N/A        6.49%
   LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                          2.43%         5.87%         6.04%       4.52%
   S&P 500(3)                                                       4.91%         0.54%         3.09%       5.83%
   CAPITAL MARKET BENCHMARK(4)                                      3.51%         4.06%         5.23%       5.35%



1 Effective August 1, 2000, the investment objective and policies of the Portfolio changed. Accordingly, the performance of the Portfolio shown above may not reflect what the Portfolio's performance would have been under its current investment objective and policies. The Portfolio's performance between 1998 and 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


3 The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


4 The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 40% S&P 500 and 60% Lehman Brothers Aggregate Bond Index. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

BALANCED PORTFOLIO


OBJECTIVE: The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their investments among certain of the Funds in pursuing their objectives. The Portfolio invests at least 30% and no more than 70% of its net assets in the Equity Funds and at least 30% and no more than 70% of its net assets in the Fixed-Income Funds, Money Market Fund, and WM High Yield Fund.



Subject to the limits in the prior paragraph, the Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, and WM High Yield Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, FIXED-INCOME SECURITIES rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.


CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)
[BAR GRAPH]

1998                                                                             17.18
1999                                                                             27.71
2000                                                                              0.49
2001                                                                              0.13
2002                                                                             -8.78
2003                                                                             22.74
2004                                                                             10.12
2005                                                                              6.01


During the periods shown above, the highest quarterly return was 15.37% (for the quarter ended 12/31/99) and the lowest was -8.44% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS(1)


                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   (6/3/97)    (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   6.01%         5.53%         8.79%        N/A
   CLASS 2 SHARES                                                   5.72%          N/A           N/A        7.13%
   LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                          2.43%         5.87%         6.54%       4.52%
   S&P 500(3)                                                       4.91%         0.54%         6.23%       5.83%
   CAPITAL MARKET BENCHMARK(4)                                      4.00%         2.99%         6.73%       5.62%



1 The Portfolio's performance between 1997 and 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


3 The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


4 The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

CONSERVATIVE GROWTH PORTFOLIO


OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer you the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. The Portfolio generally invests at least 60% of its net assets in the Equity Funds.



The Portfolio may invest up to 30% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 40% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, and WM High Yield Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, FIXED-INCOME SECURITIES rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.


CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)
[BAR GRAPH]

1998                                                                             19.91
1999                                                                             39.36
2000                                                                             -2.49
2001                                                                             -3.56
2002                                                                            -15.52
2003                                                                             28.74
2004                                                                             11.78
2005                                                                              7.04


During the periods shown above, the highest quarterly return was 21.54% (for the quarter ended 12/31/99) and the lowest was -12.83% (for the quarter ended 9/30/01). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS(1)


                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   (6/3/97)    (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   7.04%          4.65%        9.30%        N/A
   CLASS 2 SHARES                                                   6.71%          N/A           N/A        7.40%
   LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                          2.43%          5.87%        6.54%       4.52%
   S&P 500(3)                                                       4.91%          0.54%        6.23%       5.83%
   CAPITAL MARKET BENCHMARK(4)                                      4.47%          1.82%        6.54%       5.78%



1 The Portfolio's performance between 1997 and 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


3 The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


4 The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 80% S&P 500 and 20% Lehman Brothers Aggregate Bond Index. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

STRATEGIC GROWTH PORTFOLIO


OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer you the potential for a high level of capital growth, and a corresponding level of principal risk.




PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. The Portfolio generally invests at least 75% of its net assets in the Equity Funds.




The Portfolio may invest up to 25% of its assets in each of the Short Term Income, Money Market, and WM High Yield Funds. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 50% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and International Growth Funds.




The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, FIXED-INCOME SECURITIES rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.




The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.


CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)
(STRATEGIC GROWTH PORTFOLIO BAR GRAPH)

1998                                                                             26.19
1999                                                                             47.95
2000                                                                             -3.73
2001                                                                             -6.25
2002                                                                            -20.53
2003                                                                             33.07
2004                                                                             12.83
2005                                                                              7.71


During the periods shown above, the highest quarterly return was 25.82% (for the quarter ended 12/31/99) and the lowest was -17.07% (for the quarter ended 9/30/01). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS(1)


                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   (6/3/97)    (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   7.71%         3.80%        10.29%     N/A
   CLASS 2 SHARES                                                   7.47%       N/A           N/A           7.49%
   S&P 500(2)                                                       4.91%         0.54%         6.23%       5.83%
   RUSSELL 3000(R) INDEX(3)                                         6.12%         1.58%         6.74%       7.16%



1 The Portfolio's performance between 1997 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


3The Russell 3000(R) Index measures the performance of the 3,000 largest U.S.
 companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

REIT FUND


OBJECTIVE: The Fund seeks to provide a high level of current income and intermediate- to long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES and FIXED-INCOME SECURITIES of issuers that are principally engaged in U.S. real estate or related industries. The Fund's investments may also include convertible securities, MORTGAGE-BACKED SECURITIES, U.S. GOVERNMENT SECURITIES, AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), REPURCHASE AGREEMENTS, and ZERO-COUPON SECURITIES.



WM Advisors seeks investments for the Fund that represent a variety of sectors in the real estate industry. In selecting investments for the Fund, WM Advisors looks for high-quality REIT SECURITIES at attractive valuations that have fundamental indicators of dividend growth potential, capital appreciation, a strong financial position, and solid management demonstrating consistency in adding value and generating cash flow.


Among the principal risks of investing in the Fund are:

- Market Risk                     - Leveraging Risk                 - Liquidity Risk
- Credit Risk                     - Real Estate Risk                - Management Risk
- Currency Risk                   - Derivatives Risk                - Smaller Company Risk
- Foreign Investment Risk         - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)
(STRATEGIC GROWTH PORTFOLIO BAR GRAPH)

2004                                                                             33.08
2005                                                                              9.40


During the period shown above, the highest quarterly return was 15.77% (for the quarter ended 12/31/04) and the lowest was -8.20% (for the quarter ended 3/31/05). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS


                                                                                 SINCE       SINCE
                                                                                CLASS 1     CLASS 2
                                                                               INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   (5/1/03)    (8/5/03)
   -------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   9.40%       27.12%     N/A
   CLASS 2 SHARES                                                   9.10%      N/A          24.18%
   NAREIT ALL REIT INDEX(1)                                         8.29%       25.98%      21.95%



1 The National Association of Real Estate Investment Trust ("NAREIT") All REIT
  Index reflects the aggregate performance of all publicly traded REIT securities that own, develop, and manage properties. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

EQUITY INCOME FUND


OBJECTIVE: The Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in dividend-paying common stocks and preferred stocks. The Fund's investments may also include bonds, convertible securities, U.S. GOVERNMENT SECURITIES, ADRS, GLOBAL DEPOSITARY RECEIPTS ("GDRS"), EDRS, MORTGAGE-BACKED SECURITIES, REPURCHASE AGREEMENTS, and REIT SECURITIES.



In selecting investments for the Fund, WM Advisors looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WM Advisors believes they are worth.


Among the principal risks of investing in the Fund are:

- Market Risk                     - Leveraging Risk                 - Liquidity Risk
- Credit Risk                     - Real Estate Risk                - Management Risk
- Currency Risk                   - Derivatives Risk                - Smaller Company Risk
- Foreign Investment Risk         - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)
[BAR GRAPH]

1999                                                                              2.49
2000                                                                             17.19
2001                                                                              7.92
2002                                                                            -12.51
2003                                                                             30.10
2004                                                                             19.12
2005                                                                             10.27


During the periods shown above, the highest quarterly return was 15.69% (for the quarter ended 6/30/03) and the lowest was -14.67% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS(1)


                                                                                                  SINCE         SINCE
                                                                                                 CLASS 1       CLASS 2
                                                                                                INCEPTION     INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS     (4/28/98)     (5/1/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  10.27%         10.04%          9.42%          N/A
   CLASS 2 SHARES                                                   9.97%          N/A             N/A          9.54%
   S&P 500(2)                                                       4.91%          0.54%          3.09%         1.70%
   S&P 500/BARRA VALUE INDEX(3)                                     6.33%          2.53%          4.26%         2.75%



1 The Fund's performance in 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.


2 The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


3The S&P 500/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500. Indices are unmanaged and individuals cannot invest directly in an index. Index performance reflects no deduction for fees, expenses, or taxes.

GROWTH & INCOME FUND


OBJECTIVE: The Fund seeks to provide long-term capital growth. Current income is a secondary consideration.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in common stocks. In selecting investments for the Fund, WM Advisors looks for common stocks that it believes are currently undervalued and whose issuers WM Advisors believes have the potential to increase earnings over time. WM Advisors seeks companies that it believes have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term. The Fund may also invest in REIT SECURITIES, preferred stocks, and FIXED-INCOME SECURITIES.


Among the principal risks of investing in the Fund are:

- Market Risk                     - Leveraging Risk                 - Liquidity Risk
- Credit Risk                     - Real Estate Risk                - Management Risk
- Currency Risk                   - Derivatives Risk                - Smaller Company Risk
- Foreign Investment Risk         - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)
[BAR GRAPH]

1996                                                                             21.81
1997                                                                             28.50
1998                                                                             18.98
1999                                                                             18.11
2000                                                                              2.36
2001                                                                             -3.51
2002                                                                            -21.16
2003                                                                             26.80
2004                                                                              9.08
2005                                                                              3.30


During the periods shown above, the highest quarterly return was 21.74% (for the quarter ended 12/31/98) and the lowest was -16.54% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS


                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   3.30%         1.68%           9.36%          N/A
   CLASS 2 SHARES                                                   2.97%          N/A             N/A          3.51%
   S&P 500(1)                                                       4.91%         0.54%           9.08%         5.83%



1 The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

WEST COAST EQUITY FUND


OBJECTIVE: The Fund seeks to provide long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in common stocks of companies located or doing business in Alaska, California, Oregon, and Washington. The Fund's investments may include REIT SECURITIES and BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES (sometimes called "junk bonds").


In selecting investments for the Fund, WM Advisors looks for equity securities that it believes are undervalued, yet well-managed, with excellent long-term growth possibilities.

Among the principal risks of investing in the Fund are:

- Market Risk                     - Geographic Concentration Risk   - Liquidity Risk
- Credit Risk                     - Leveraging Risk                 - Management Risk
- Currency Risk                   - Real Estate Risk                - Smaller Company Risk
- Foreign Investment Risk         - Derivatives Risk                - Fund-of-Funds Risk


CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)

[BAR GRAPH]

1999                                                                             40.37
2000                                                                              6.30
2001                                                                              6.88
2002                                                                            -22.55
2003                                                                             43.35
2004                                                                             13.03
2005                                                                              8.57


During the periods shown above, the highest quarterly return was 42.26% (for the quarter ended 12/31/98) and the lowest was -25.94% (for the quarter ended 9/30/01). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   (4/28/98)   (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   8.57%         7.81%        11.94%        N/A
   CLASS 2 SHARES                                                   8.30%          N/A           N/A        9.39%
   RUSSELL 3000(R) INDEX(2)                                         6.12%         1.58%         3.65%       7.16%



1 The Fund's performance in 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.


2The Russell 3000(R) Index measures the performance of the 3,000 largest U.S.
 companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

MID CAP STOCK FUND


OBJECTIVE: The Fund seeks to provide long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in common stocks of companies having market capitalizations in the range of companies included in the S&P MidCap 400 at the time of purchase (ranging from approximately $0.42 billion to $14.5 billion as of December 31, 2005). The Fund may also invest in REIT SECURITIES and FIXED-INCOME SECURITIES. In selecting investments for the Fund, WM Advisors looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.



In determining whether securities should be sold, WM Advisors considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400.


Among the principal risks of investing in the Fund are:

- Market Risk                     - Leveraging Risk                 - Real Estate Risk
- Credit Risk                     - Management Risk                 - Derivatives Risk
- Currency Risk                   - Smaller Company Risk            - Liquidity Risk
- Foreign Investment Risk         - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)
[BAR GRAPH]

2001                                                                             11.99
2002                                                                            -10.35
2003                                                                             27.73
2004                                                                             14.59
2005                                                                             13.39


During the periods shown above, the highest quarterly return was 14.46% (for the quarter ended 12/31/01) and the lowest was -13.54% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS


                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   (5/1/00)    (5/1/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  13.39%         10.75%       12.57%        N/A
   CLASS 2 SHARES                                                  13.12%          N/A           N/A       10.11%
   S&P MIDCAP 400(1)                                               12.55%          8.60%        9.03%       9.46%



1 The S&P MidCap 400 is a weighted index of the common stocks of 400 mid-sized companies. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

GROWTH FUND


OBJECTIVE: The Fund seeks to provide long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in common stocks, including FOREIGN INVESTMENTS that, in the opinion of WM Advisors or the Fund's sub-advisors, offer potential for growth. The Fund may also invest in commercial paper, FIXED-INCOME SECURITIES, convertible bonds, and preferred stock.



In selecting investments for the Fund, the Fund's three sub-advisors look for individual companies that they believe have exceptional potential for growth. WM Advisors will determine the portion of the Fund's assets to be managed by each sub-advisor. Companies are evaluated on their individual merit, their ability to generate earnings growth, and their superior management teams. In addition, the sub-advisors may consider broad macroeconomic indicators in making investment decisions for the Fund.


Among the principal risks of investing in the Fund are:

- Market Risk                     - Foreign Investment Risk         - Liquidity Risk
- Credit Risk                     - Leveraging Risk                 - Management Risk
- Currency Risk                   - Derivatives Risk                - Smaller Company Risk
- Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)
[BAR GRAPH]

1996                                                                             16.15
1997                                                                             11.24
1998                                                                             59.04
1999                                                                             97.09
2000                                                                            -22.04
2001                                                                            -29.05
2002                                                                            -31.01
2003                                                                             29.18
2004                                                                              8.22
2005                                                                              7.41


During the periods shown above, the highest quarterly return was 43.43% (for the quarter ended 12/31/99) and the lowest was -24.27% (for the quarter ended 3/31/01). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS


                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   7.41%         -5.97%          8.78%          N/A
   CLASS 2 SHARES                                                   7.17%          N/A             N/A          1.93%
   RUSSELL 1000(R) GROWTH INDEX(1)                                  5.26%         -3.58%          6.73%         3.31%



1 The Russell 1000(R) Growth Index measures the performance of those Russell
  1000(R) Index securities with higher price-to-book ratios and higher forecasted growth values. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

SMALL CAP VALUE FUND

OBJECTIVE: The Fund seeks to provide long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in publicly traded small-cap equity securities. The Fund invests primarily in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Index at the time of purchase (ranging from approximately $0.02 billion to $4.38 billion as of December 31, 2005).


In selecting investments for the Fund, WM Advisors uses a value approach that focuses on securities of companies that WM Advisors believes are trading at a meaningful discount from the value of the companies' assets and ongoing operations. WM Advisors generally uses a long-term investment approach and will sell a security when it believes that the full value of the business entity is reflected in the security's price. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the Russell 2000(R) Index.

Among the principal risks of investing in the Fund are:

- Market Risk                     - Leveraging Risk                 - Liquidity Risk
- Credit Risk                     - Real Estate Risk                - Management Risk
- Currency Risk                   - Derivatives Risk                - Smaller Company Risk
- Foreign Investment Risk         - Fund-of-Funds Risk


CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)

[BAR GRAPH]

2005                                                                             4.97


During the periods shown above, the highest quarterly return was 1.88% (for the quarter ended 6/30/05) and the lowest was 0.08% (for the quarter ended 9/30/05). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS



                                                                                 SINCE        SINCE
                                                                                CLASS 1      CLASS 2
                                                                               INCEPTION    INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   (5/3/04)    (7/1/05)(1)
   ---------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   4.97%       16.35%         N/A
   CLASS 2 SHARES                                                    N/A          N/A         1.14%
   RUSSELL 2000(R) VALUE INDEX(2)                                   4.71%       15.01%        3.78%



1Returns for periods of less than one year are not annualized.


2The Russell 2000(R) Value Index measures the performance of those Russell
 2000(R) Index securities with lower price-to-book ratios and lower forecasted growth values. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

SMALL CAP GROWTH FUND


OBJECTIVE: The Fund seeks to provide long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Index at the time of purchase (ranging from approximately $0.02 billion to $4.38 billion as of December 31, 2005).



In selecting investments for the Fund, WM Advisors or the Fund's sub-advisors look for individual companies that they believe offer potential for organic growth. Companies are evaluated on their individual merit; their ability to generate earnings growth; and their superior management teams, products, and services. The broad evaluation of particular sector and market trends is also considered in the analysis of a company's potential. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the Russell 2000(R) Index.


Among the principal risks of investing in the Fund are:


- Market Risk                     - Foreign Investment Risk         - Liquidity Risk
- Credit Risk                     - Leveraging Risk                 - Management Risk
- Currency Risk                   - Derivatives Risk                - Smaller Company Risk
- Fund-of-Funds Risk              - Real Estate Risk


CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)
[BAR GRAPH]

1996                                                                             10.04
1997                                                                             12.59
1998                                                                              8.09
1999                                                                             71.09
2000                                                                            -10.58
2001                                                                            -12.73
2002                                                                            -47.15
2003                                                                             71.40
2004                                                                              4.68
2005                                                                             -1.73


During the periods shown above, the highest quarterly return was 54.03% (for the quarter ended 12/31/99) and the lowest was -41.41% (for the quarter ended 9/30/01). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS


                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (5/1/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  -1.73%         -4.05%          5.22%          N/A
   CLASS 2 SHARES                                                  -2.05%          N/A             N/A         -2.35%
   RUSSELL 2000(R) GROWTH INDEX(1)                                  4.15%          2.28%          4.69%         3.54%



1 The Russell 2000(R) Growth Index measures the performance of those Russell
  2000(R) Index securities with higher price-to-book ratios and higher forecasted growth values. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

INTERNATIONAL GROWTH FUND


OBJECTIVE: The Fund seeks to provide long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in equity securities of foreign issuers, including issuers located in developing or emerging market countries. The Fund may also use STRATEGIC TRANSACTIONS (derivatives) such as FOREIGN CURRENCY EXCHANGE TRANSACTIONS.


In selecting investments for the Fund, the "non-U.S. equity team" and the "emerging market equity team" of the Fund's sub-advisor seek attractively priced securities that represent good long-term investment opportunities. Both teams emphasize fundamental research and rely on their own financial analysis to determine the difference between the underlying value of a company and the price of its securities in the marketplace. WM Advisors determines the portion of the Fund's assets to be managed by each team. The Fund's sub-advisor utilizes a research-driven, "bottom-up" approach in which decisions are based upon extensive field research and direct company contacts. The Fund's sub-advisor blends its basic value-oriented approach with macroeconomic and political judgments on the outlook for economies, industries, currencies, and markets.


Among the principal risks of investing in the Fund are:

- Market Risk                     - Foreign Investment Risk         - Liquidity Risk
- Credit Risk                     - Leveraging Risk                 - Management Risk
- Currency Risk                   - Derivatives Risk                - Smaller Company Risk
- Fund-of-Funds Risk


CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)

[BAR GRAPH]

1996                                                                              9.04
1997                                                                             -2.64
1998                                                                              5.20
1999                                                                             51.96
2000                                                                            -19.84
2001                                                                            -17.78
2002                                                                            -15.71
2003                                                                             35.51
2004                                                                             13.60
2005                                                                             17.87


During the periods shown above, the highest quarterly return was 28.87% (for the quarter ended 12/31/99) and the lowest was -20.65% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  17.87%         4.69%           5.52%          N/A
   CLASS 2 SHARES                                                  17.59%          N/A             N/A         11.65%
   MSCI ALL COUNTRY WORLD INDEX EX-USA(2)                          17.11%         6.66%           6.70%        15.40%
   MSCI EAFE INDEX(2)                                              14.02%         4.94%           6.18%        13.34%



1The Fund's performance in 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.


2Effective March 1, 2006, the Morgan Stanley Capital International ("MSCI") All
 Country World Index ex-USA replaced the MSCI EAFE Index because WM Advisors and the Fund's sub-advisor believe the new benchmark more accurately reflects the Fund's performance characteristics. The MSCI All Country World Index ex-USA is a free float-adjusted market-capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index consists of 48 developed and emerging market country indices. The MSCI EAFE Index is a free float-adjusted market-capitalization index that includes the stock markets of 21 countries in Europe, Australasia, and the Far East. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

SHORT TERM INCOME FUND


OBJECTIVE: The Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests in high quality short-term bonds and other FIXED-INCOME SECURITIES that are rated in the top four categories by a nationally recognized statistical rating organization ("NRSRO") or are of comparable quality ("investment-grade"). Under normal circumstances, the Fund maintains a dollar-weighted average duration of three years or less. Duration measures the sensitivity of a bond's price to changes in the general level of interest rates.



The Fund's investments may also include corporate securities, U.S. and FOREIGN GOVERNMENT SECURITIES, REPURCHASE AGREEMENTS, MORTGAGE-BACKED and ASSET-BACKED SECURITIES, and REIT SECURITIES.


Among the principal risks of investing in the Fund are:

- Market Risk                     - Foreign Investment Risk         - Derivatives Risk
- Credit Risk                     - Real Estate Risk                - Liquidity Risk
- Currency Risk                   - Leveraging Risk                 - Management Risk
- Fund-of-Funds Risk


CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)

[BAR GRAPH]

1996                                                                             3.74
1997                                                                             5.90
1998                                                                             5.28
1999                                                                             2.89
2000                                                                             8.23
2001                                                                             8.15
2002                                                                             6.26
2003                                                                             5.52
2004                                                                             2.07
2005                                                                             1.64


During the periods shown above, the highest quarterly return was 3.20% (for the quarter ended 9/30/01) and the lowest was -1.41% (for the quarter ended 6/30/04). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   1.64%         4.70%           4.95%          N/A
   CLASS 2 SHARES                                                   1.76%          N/A             N/A          3.52%
   CITIGROUP BROAD INVESTMENT-GRADE CREDIT 1-3 YEARS INDEX(2)       2.03%         5.08%           5.68%         3.74%



1 The Fund's performance between 1996 and 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.


2The Citigroup Broad Investment-Grade Credit 1-3 Years Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between 1 and 3 years. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

U.S. GOVERNMENT SECURITIES FUND


OBJECTIVE: The Fund seeks to provide a high level of current income consistent with safety and liquidity.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in U.S. GOVERNMENT SECURITIES, including collateralized mortgage obligations and other MORTGAGE-BACKED SECURITIES. The Fund may also invest in DOLLAR ROLLS, which may involve leverage.


The Fund invests without limit in obligations of U.S. government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. government, but only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) or by the credit of the instrumentality (such as the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC")). The Fund may invest up to 20% of its assets in mortgage-backed and other securities that are not U.S. government securities. These obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.


Among the principal risks of investing in the Fund are:

- Market Risk                     - Leveraging Risk                 - Liquidity Risk
- Credit Risk                     - Derivatives Risk                - Management Risk
- Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)
[BAR GRAPH]

1996                                                                             3.69
1997                                                                             9.42
1998                                                                             7.03
1999                                                                             0.51
2000                                                                             9.73
2001                                                                             7.79
2002                                                                             8.87
2003                                                                             2.14
2004                                                                             3.78
2005                                                                             2.27


During the periods shown above, the highest quarterly return was 4.25% (for the quarter ended 9/30/01) and the lowest was -1.26% (for the quarter ended 6/30/04). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS(1)


                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   2.27%         4.93%           5.47%          N/A
   CLASS 2 SHARES                                                   2.02%          N/A             N/A          3.47%
   CITIGROUP MORTGAGE INDEX(2)                                      2.72%         5.50%           6.20%         4.32%



1 The Fund's performance in 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. On March 1, 2004, the investment policies of the Fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.


2 The Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (Government National Mortgage Association ("GNMA"), FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

INCOME FUND


OBJECTIVE: The Fund seeks to provide a high level of current income consistent with preservation of capital.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in a diversified pool of FIXED-INCOME SECURITIES, including corporate securities, U.S. GOVERNMENT SECURITIES, and MORTGAGE-BACKED SECURITIES (including collateralized mortgage obligations), up to 35% of which may be in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES (sometimes called "junk bonds"). The Fund may also invest in convertible securities and REIT SECURITIES.


Among the principal risks of investing in the Fund are:

- Market Risk                     - Foreign Investment Risk         - Derivatives Risk
- Credit Risk                     - Real Estate Risk                - Liquidity Risk
- Currency Risk                   - Leveraging Risk                 - Management Risk
- Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)
[BAR GRAPH]

1996                                                                              0.43
1997                                                                             11.35
1998                                                                              7.45
1999                                                                             -2.16
2000                                                                             10.45
2001                                                                              8.08
2002                                                                              9.61
2003                                                                              9.78
2004                                                                              5.56
2005                                                                              2.40


During the periods shown above, the highest quarterly return was 5.00% (for the quarter ended 6/30/03) and the lowest was -4.77% (for the quarter ended 3/31/96). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS


                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   2.40%         7.05%           6.20%          N/A
   CLASS 2 SHARES                                                   2.06%          N/A             N/A          5.92%
   CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX(1)                   2.57%         5.93%           6.19%         4.58%



1 The Citigroup Broad Investment-Grade Bond Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade securities. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

MONEY MARKET FUND


OBJECTIVE: The Fund seeks to maximize current income while preserving capital and maintaining liquidity.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests in high quality money market instruments, which may include U.S. GOVERNMENT SECURITIES, corporate obligations, FLOATING and VARIABLE RATE SECURITIES, MUNICIPAL OBLIGATIONS, U.S. dollar-denominated FOREIGN INVESTMENTS, ASSET-BACKED SECURITIES, REPURCHASE AGREEMENTS, and WHEN-ISSUED and DELAYED-DELIVERY TRANSACTIONS.


Among the principal risks of investing in the Fund are:


- Market Risk                     - Foreign Investment Risk         - Management Risk
- Credit Risk                     - Liquidity Risk                  - Money Market Risk
- Fund-of-Funds Risk              - Leveraging Risk


CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)
[BAR GRAPH]

1996                                                                             4.97
1997                                                                             4.99
1998                                                                             5.01
1999                                                                             4.56
2000                                                                             5.79
2001                                                                             3.68
2002                                                                             1.39
2003                                                                             0.65
2004                                                                             0.85
2005                                                                             2.59


During the periods shown above, the highest quarterly return was 1.49% (for the quarters ended 9/30/00 and 12/31/00) and the lowest was 0.13% (for the quarter ended 12/31/03). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.


AVERAGE ANNUAL TOTAL RETURNS(1)


                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   2.59%         1.82%           3.43%          N/A
   CLASS 2 SHARES                                                   2.33%          N/A             N/A          1.12%
   CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(2)                    3.00%         2.21%           3.72%         1.78%



1 The Fund's performance between 1996 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.


2 The Citigroup 3-Month U.S. Treasury Bill Index measures the performance of
  3-month U.S. Treasury bills currently available in the market-place. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Portfolio or Fund changes with the value of the investments held by that Portfolio or Fund. Many factors can affect that value, and it is possible that you may lose money by investing in the Portfolios and Funds. Factors that may adversely affect a particular Portfolio or Fund as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Portfolios and Funds are subject to principal risks. These risks can change over time because the types of investments made by the Portfolios and Funds can change over time. Investments mentioned in this summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. Additional information about the Portfolios and Funds, their investments, and the related risks is located under "Portfolio and Fund Investment Strategies and Risks."



CREDIT RISK. Each of the Portfolios and Funds is subject to credit risk to the extent that it invests, directly or indirectly, in FIXED-INCOME SECURITIES, REIT SECURITIES, and STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a FIXED-INCOME SECURITY or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS, and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, Income, and WM High Yield Funds that may invest significantly in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, Money Market, and WM High Yield Funds, which make FOREIGN INVESTMENTS denominated in U.S. dollars, are also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.



FUND-OF-FUNDS RISK. The Portfolios invest in shares of the Equity Funds, Fixed-Income Funds, Money Market Fund, and WM High Yield Fund. From time to time, one or more of a Portfolio's underlying Funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect such Funds, since Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities. At the same time, Funds that receive additional cash will have to invest such cash. This may be particularly important when one or more Portfolios owns a substantial portion of any underlying Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on fund performance to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could increase transaction costs. Because the Portfolios own substantial portions of some Funds, redemptions and reallocations by the Portfolios affecting a Fund could cause the Fund's expenses to increase and may result in the Fund becoming too small to be economically viable. WM Advisors is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Funds. WM Advisors will at all times monitor the impact on the Funds of transactions by the Portfolios.

The table below shows the percentage of outstanding Fund shares owned by the Portfolios as of December 31, 2005:



                                                                              PORTFOLIOS
                                               ------------------------------------------------------------------------------
                                               FLEXIBLE    CONSERVATIVE               CONSERVATIVE   STRATEGIC
                                                INCOME       BALANCED     BALANCED       GROWTH       GROWTH
FUND                                           PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO   TOTAL
-----------------------------------------------------------------------------------------------------------------------------
  REIT Fund                                       4.7%         2.9%         42.8%        30.8%         14.6%      95.8%
  Equity Income Fund                              3.4%         2.3%         27.2%        20.9%         10.4%      64.2%
  Growth & Income Fund                            5.3%         2.5%         33.8%        25.8%         13.8%      81.2%
  West Coast Equity Fund                          1.9%         1.9%         26.9%        21.0%         11.7%      63.4%
  Mid Cap Stock Fund                              5.9%         2.3%         33.9%        24.8%         14.9%      81.8%
  Growth Fund                                     5.3%         2.5%         35.8%        26.3%         14.3%      84.2%
  Small Cap Value Fund                            6.8%         2.8%         41.2%        32.5%         16.5%      99.8%
  Small Cap Growth Fund                           4.9%         1.7%         26.5%        22.0%         12.1%      67.2%
  International Growth Fund                      --            3.1%         38.1%        31.7%         17.2%      90.1%
  Short Term Income Fund                         50.2%         7.9%         13.3%        --            --         71.4%
  U.S. Government Securities Fund                25.7%         7.2%         41.5%        10.8%         --         85.2%
  Income Fund                                    26.8%         6.4%         34.7%         7.6%         --         75.5%
  WM High Yield Fund                              1.8%         0.5%          3.7%         1.3%          1.0%       8.3%



LEVERAGING RISK. When a Fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Portfolios and Funds are subject to leveraging risk. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. With the exception of the Money Market Fund, each Portfolio or Fund may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives), or by BORROWING money to meet redemption requests. The Money Market Fund may take on leveraging risk by investing collateral from securities loans and by BORROWING money to meet redemption requests.



LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a fund from selling out of these ILLIQUID SECURITIES at an advantageous price. All of the Portfolios and Funds are subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for funds that hold RESTRICTED SECURITIES.



MANAGEMENT RISK. Each Portfolio and Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors, or the sub-advisor if applicable, will apply its investment techniques and risk analyses in making investment decisions for the Portfolios and Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases, derivatives and other investments may be unavailable or WM Advisors or the sub-advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Portfolios or Funds.



MARKET RISK. Each of the Portfolios and Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a fund's portfolio of securities. In addition, Funds that focus investments in "value" or "growth" stocks are subject to the risk that the market may not favor the particular securities in which the Funds may invest. Growth stocks also generally trade at higher multiples of current earnings than other stocks and may therefore be more sensitive to changes in current or expected earnings.


  One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in a Portfolio or Fund is likely to decline because its income-producing equity or FIXED-INCOME SECURITIES are likely to be worth less.


  Even funds such as the Short Term Income and U.S. Government Securities Funds are subject to interest rate risk, even though they generally invest substantial portions of their assets in the highest quality FIXED-INCOME SECURITIES, such as U.S. GOVERNMENT SECURITIES.

  Interest rate risk is generally greater for funds that invest in FIXED-INCOME SECURITIES with longer maturities. This risk may be compounded for funds such as the U.S. Government Securities and Income Funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES that may be prepaid. These securities have variable maturities that tend to lengthen when it is least desirable -- when interest rates are rising. Increased market risk is also likely for funds such as the Short Term Income and Income Funds that invest in debt securities paying no interest, such as ZERO-COUPON and payment-in-kind securities.


  Except for the REIT Fund with respect to real estate, none of the Funds concentrates its assets in any particular industry. However, any of the Funds may concentrate its assets in a broad economic sector or geographic region. To the extent such investments are affected by common economic forces and other factors, this may increase a fund's vulnerability to such factors.


  The Equity Funds, by investing in equity securities such as common stock, preferred stock, and convertible securities, are exposed to a separate set of market risks. These risks include the risk of broader equity market declines as well as more specific risks affecting the issuer such as management performance, financial leverage, industry problems, and reduced demand for the issuer's goods or services.



CURRENCY RISK. Funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds may be subject to currency risk. These Funds may invest in securities denominated in, and/or receive revenues in, FOREIGN INCOME CURRENCIES. Currency risk is the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.



DERIVATIVES RISK. Each of the Portfolios and Funds, except the Money Market Fund, may, subject to the limitations and restrictions stated elsewhere in this prospectus and the SAI, use STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors, and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate, or index. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, and indices.



FOREIGN INVESTMENT RISK. Each of the Funds that can make FOREIGN INVESTMENTS, such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, Money Market, and WM High Yield Funds, may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, and diplomatic developments could adversely affect a fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated. Investments in emerging market countries are generally subject to these risks to a greater extent. In particular, funds such as the Growth Fund and International Growth Fund are subject to the heightened risks associated with emerging markets because they may invest a significant portion of their portfolios in emerging market securities.



GEOGRAPHIC CONCENTRATION RISK. The West Coast Equity Fund, which invests significant portions of its assets in Alaska, California, Oregon, and Washington, generally has more exposure to regional economic risks than a fund making investments more broadly.



MONEY MARKET RISK. Although the Money Market Fund is designed to be a relatively low risk investment, it is not entirely free of risk. The Money Market Fund may not be able to maintain a net asset value ("NAV") of $1.00 per share as a result of a deterioration in the credit quality of issuers whose securities the Fund holds, or an increase in interest rates. In addition, investments in the Money Market Fund are subject to the risk that inflation may erode the investments' purchasing power over time.

PORTFOLIO RISK. Each of the Portfolios allocates its assets among the Funds as determined by WM Advisors and in accordance with the investment restrictions discussed previously. As a result, the Portfolios share the risks of each of the Funds in which they invest.

  In particular, the Portfolios may be subject to credit risk. For instance, the Strategic Growth Portfolio can invest up to 50% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, and Small Cap Growth Funds, and up to 25% of its assets in the WM High Yield Fund. Each of these Funds may invest significant amounts of its assets in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES ("junk bonds"). The Portfolios may also be exposed to foreign investment risk through their investments in the Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, or WM High Yield Funds. In choosing among the Portfolios, investors should understand the risks of each of the Funds and the extent to which each Portfolio invests in each Fund. Investing in Funds through the Portfolios involves certain additional expenses that would not be present in a direct investment in the Funds.


  Under certain circumstances, a Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until WM Advisors determines that it is appropriate to dispose of such securities.


  The officers, Trustees, advisor, distributor, and transfer agent of the Portfolios serve in the same capacities for the Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to the Portfolios and the Funds. Because WM Advisors earns different fees from the Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of WM Advisors.



REAL ESTATE RISK. Funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Small Cap Growth, Short Term Income, Income, and WM High Yield Funds, which may invest a significant portion of their assets in REIT SECURITIES, are subject to risks affecting real estate investments. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries and may result in greater losses and volatility. Securities of companies in the real estate industry, including REIT SECURITIES, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A fund investing in REIT SECURITIES will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund. A fund is also subject to the risk that the REIT SECURITIES in which it invests will fail to qualify for the special tax treatment accorded REIT SECURITIES under the Internal Revenue Code of 1986, as amended (the "Code"), and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The REIT Fund is especially sensitive to these risks because it normally invests at least 80% of its net assets plus borrowings for investment purposes in REIT SECURITIES.



SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The Equity Funds and the WM High Yield Fund generally have the greatest exposure to this risk.

PRINCIPAL RISKS BY FUND


The following table summarizes the principal risks of each Fund other than credit risk, fund-of-funds risk, leveraging risk, liquidity risk, management risk, and market risk which apply to all of the Funds. The Portfolios share in the risks of each of the Funds in which they invest. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


                                                                    FOREIGN        GEOGRAPHIC
                                 CURRENCY        DERIVATIVES      INVESTMENT      CONCENTRATION        MONEY         REAL ESTATE
  FUND                             RISK             RISK             RISK             RISK          MARKET RISK         RISK
  -------------------------------------------------------------------------------------------------------------------------------
  REIT FUND                          X                X                X                                                  X
  EQUITY INCOME FUND                 X                X                X                                                  X
  GROWTH & INCOME FUND               X                X                X                                                  X
  WEST COAST EQUITY FUND             X                X                X                X                                 X
  MID CAP STOCK FUND                 X                X                X                                                  X
  GROWTH FUND                        X                X                X
  SMALL CAP VALUE FUND               X                X                X                                                  X
  SMALL CAP GROWTH FUND              X                X                X                                                  X
  INTERNATIONAL GROWTH FUND          X                X                X
  SHORT TERM INCOME FUND             X                X                X                                                  X
  U.S. GOVERNMENT
  SECURITIES FUND                                     X
  INCOME FUND                        X                X                X                                                  X
  MONEY MARKET FUND                                                    X                                 X
  WM HIGH YIELD FUND                 X                X                X                                                  X


                                SMALLER
  FUND                        COMPANY RISK
  -------------------------  --------------
  REIT FUND                      X
  EQUITY INCOME FUND             X
  GROWTH & INCOME FUND           X
  WEST COAST EQUITY FUND         X
  MID CAP STOCK FUND             X
  GROWTH FUND                    X
  SMALL CAP VALUE FUND           X
  SMALL CAP GROWTH FUND          X
  INTERNATIONAL GROWTH FUND      X
  SHORT TERM INCOME FUND
  U.S. GOVERNMENT
  SECURITIES FUND
  INCOME FUND
  MONEY MARKET FUND
  WM HIGH YIELD FUND             X

FEES AND EXPENSES OF THE PORTFOLIOS AND FUNDS


Each of the Portfolios and Funds offers Class 1 and Class 2 shares, which are subject to different fees and expenses. This section describes the fees and expenses that you may pay if you invest in Class 1 or Class 2 shares of a Portfolio or Fund. Insurance-related charges and expenses are not included. If insurance-related charges or expenses were included, the expenses shown would be higher. The examples on the following pages are intended to help you compare the cost of investing in the Portfolios and Funds with the costs of investing in other mutual funds. The examples assume that your $10,000 investment in the noted class of shares has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission (the "SEC"), and that the Portfolio's or Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.



                                                        ANNUAL FUND OPERATING EXPENSES
                                                              (EXPENSES THAT ARE
                                                          DEDUCTED FROM FUND ASSETS)
                                                                                      TOTAL
                                                                                     ANNUAL
                                                             SERVICE                  FUND
                                                MANAGEMENT   (12B-1)    OTHER       OPERATING
CLASS 1 SHARES                                     FEES       FEES     EXPENSES     EXPENSES
-----------------------------------------------------------------------------------------------
  Flexible Income Portfolio(1)                    0.10%       0.00%     0.20%         0.30%
................................................................................................
  Conservative Balanced Portfolio(1)              0.10%       0.00%     0.28%         0.38%
................................................................................................
  Balanced Portfolio(1)                           0.10%       0.00%     0.18%         0.28%
................................................................................................
  Conservative Growth Portfolio(1)                0.10%       0.00%     0.19%         0.29%
................................................................................................
  Strategic Growth Portfolio(1)                   0.10%       0.00%     0.21%         0.31%
................................................................................................
  REIT Fund                                       0.80%       0.00%     0.09%         0.89%
................................................................................................
  Equity Income Fund                              0.63%       0.00%     0.03%         0.66%
................................................................................................
  Growth & Income Fund                            0.74%       0.00%     0.03%         0.77%
................................................................................................
  West Coast Equity Fund                          0.63%       0.00%     0.05%         0.68%
................................................................................................
  Mid Cap Stock Fund                              0.75%       0.00%     0.06%         0.81%
................................................................................................
  Growth Fund                                     0.75%       0.00%     0.07%         0.82%
................................................................................................
  Small Cap Value Fund                            0.85%       0.00%     0.12%         0.97%
................................................................................................
  Small Cap Growth Fund                           0.85%       0.00%     0.26%         1.11%
................................................................................................
  International Growth Fund                       0.90%       0.00%     0.21%         1.11%
................................................................................................
  Short Term Income Fund                          0.50%       0.00%     0.10%         0.60%
................................................................................................
  U.S. Government Securities Fund                 0.50%       0.00%     0.04%         0.54%
................................................................................................
  Income Fund                                     0.50%       0.00%     0.04%         0.54%
................................................................................................
  Money Market Fund                               0.45%       0.00%     0.25%         0.70%
-----------------------------------------------------------------------------------------------

                                                    EXAMPLES: YOU WOULD PAY
                                              THE FOLLOWING EXPENSES ON A $10,000
                                            INVESTMENT ASSUMING A 5% ANNUAL RETURN
                                           AND REDEMPTION AT THE END OF EACH PERIOD:

CLASS 1 SHARES                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------  -----------------------------------------------
  Flexible Income Portfolio(1)               $31        $97       $169        $381
..........................................
  Conservative Balanced Portfolio(1)         $39       $122       $213        $480
..........................................
  Balanced Portfolio(1)                      $29        $90       $157        $356
..........................................
  Conservative Growth Portfolio(1)           $30        $93       $163        $368
..........................................
  Strategic Growth Portfolio(1)              $32       $100       $174        $393
..........................................
  REIT Fund                                  $91       $284       $493      $1,096
..........................................
  Equity Income Fund                         $67       $211       $368        $822
..........................................
  Growth & Income Fund                       $79       $246       $428        $954
..........................................
  West Coast Equity Fund                     $69       $218       $379        $847
..........................................
  Mid Cap Stock Fund                         $83       $259       $450      $1,002
..........................................
  Growth Fund                                $84       $262       $455      $1,014
..........................................
  Small Cap Value Fund                       $99       $309       $536      $1,190
..........................................
  Small Cap Growth Fund                     $113       $353       $612      $1,352
..........................................
  International Growth Fund                 $113       $353       $612      $1,352
..........................................
  Short Term Income Fund                     $61       $192       $335        $750
..........................................
  U.S. Government Securities Fund            $55       $173       $302        $677
..........................................
  Income Fund                                $55       $173       $302        $677
..........................................
  Money Market Fund                          $72       $224       $390        $871
----------------------------------------------------------------------------------------------


  1 Does not include underlying Fund expenses that the Portfolios bear indirectly. See "Estimated Aggregate Portfolio Expenses."


                                                        ANNUAL FUND OPERATING EXPENSES
                                                              (EXPENSES THAT ARE
                                                          DEDUCTED FROM FUND ASSETS)
                                                                                      TOTAL
                                                                                     ANNUAL
                                                             SERVICE                  FUND
                                                MANAGEMENT   (12B-1)    OTHER       OPERATING
CLASS 2 SHARES                                     FEES      FEES(1)   EXPENSES     EXPENSES
-----------------------------------------------------------------------------------------------
  Flexible Income Portfolio(2)                    0.10%       0.25%     0.20%         0.55%
................................................................................................
  Conservative Balanced Portfolio(2)              0.10%       0.25%     0.28%         0.63%
................................................................................................
  Balanced Portfolio(2)                           0.10%       0.25%     0.18%         0.53%
................................................................................................
  Conservative Growth Portfolio(2)                0.10%       0.25%     0.19%         0.54%
................................................................................................
  Strategic Growth Portfolio(2)                   0.10%       0.25%     0.21%         0.56%
................................................................................................
  REIT Fund                                       0.80%       0.25%     0.09%         1.14%
................................................................................................
  Equity Income Fund                              0.63%       0.25%     0.03%         0.91%
................................................................................................
  Growth & Income Fund                            0.74%       0.25%     0.03%         1.02%
................................................................................................
  West Coast Equity Fund                          0.63%       0.25%     0.05%         0.93%
................................................................................................
  Mid Cap Stock Fund                              0.75%       0.25%     0.06%         1.06%
................................................................................................
  Growth Fund                                     0.75%       0.25%     0.07%         1.07%
................................................................................................
  Small Cap Value Fund                            0.85%       0.25%     0.12%         1.22%
................................................................................................
  Small Cap Growth Fund                           0.85%       0.25%     0.26%         1.36%
................................................................................................
  International Growth Fund                       0.90%       0.25%     0.21%         1.36%
................................................................................................
  Short Term Income Fund                          0.50%       0.25%     0.10%         0.85%
................................................................................................
  U.S. Government Securities Fund                 0.50%       0.25%     0.04%         0.79%
................................................................................................
  Income Fund                                     0.50%       0.25%     0.04%         0.79%
................................................................................................
  Money Market Fund                               0.45%       0.25%     0.25%         0.95%
-----------------------------------------------------------------------------------------------

                                                    EXAMPLES: YOU WOULD PAY
                                              THE FOLLOWING EXPENSES ON A $10,000
                                            INVESTMENT ASSUMING A 5% ANNUAL RETURN
                                           AND REDEMPTION AT THE END OF EACH PERIOD:

CLASS 2 SHARES                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------  -----------------------------------------------
  Flexible Income Portfolio(2)               $56       $176       $307        $690
..........................................
  Conservative Balanced Portfolio(2)         $64       $202       $351        $786
..........................................
  Balanced Portfolio(2)                      $54       $170       $296        $665
..........................................
  Conservative Growth Portfolio(2)           $55       $173       $302        $677
..........................................
  Strategic Growth Portfolio(2)              $57       $179       $313        $701
..........................................
  REIT Fund                                 $116       $362       $628      $1,386
..........................................
  Equity Income Fund                         $93       $290       $504      $1,120
..........................................
  Growth & Income Fund                      $104       $325       $563      $1,248
..........................................
  West Coast Equity Fund                     $95       $296       $515      $1,143
..........................................
  Mid Cap Stock Fund                        $108       $337       $585      $1,294
..........................................
  Growth Fund                               $109       $340       $590      $1,306
..........................................
  Small Cap Value Fund                      $124       $387       $670      $1,477
..........................................
  Small Cap Growth Fund                     $138       $431       $745      $1,635
..........................................
  International Growth Fund                 $138       $431       $745      $1,635
..........................................
  Short Term Income Fund                     $87       $271       $471      $1,049
..........................................
  U.S. Government Securities Fund            $81       $252       $439        $978
..........................................
  Income Fund                                $81       $252       $439        $978
..........................................
  Money Market Fund                          $97       $303       $525      $1,166
-----------------------------------------------------------------------------------------------



  1 12b-1 fees represent service fees that are paid to WM Funds Distributor, Inc. (the "Distributor"). See "Distribution Plan and Additional Information Regarding Intermediary Compensation."


  2 Does not include underlying Fund expenses that the Portfolios bear indirectly. See "Estimated Aggregate Portfolio Expenses."

ESTIMATED AGGREGATE PORTFOLIO EXPENSES


The following table sets forth the estimated aggregate expenses of the Portfolios, including expenses of the underlying Funds, based upon expenses shown in the tables under "Fees and Expenses of the Portfolios and Funds" for each Portfolio and corresponding expenses for each underlying Fund. These estimates assume a constant allocation by each Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio as of December 31, 2005. A Portfolio's actual expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the underlying Funds, the expenses of the underlying Funds, and/or the Portfolio's own expenses.



                                                                                               EXAMPLES: YOU WOULD PAY
                                                                                           THE FOLLOWING COMBINED EXPENSES
                                                                                        ON A $10,000 INVESTMENT ASSUMING A 5%
                                                                                            ANNUAL RETURN AND REDEMPTION
                                                                                             AT THE END OF EACH PERIOD:
                                                                  TOTAL ANNUAL
                                                               COMBINED OPERATING
PORTFOLIO                                                           EXPENSES            1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
  CLASS 1 SHARES
  Flexible Income Portfolio                                           0.90%               $92     $287      $498      $1,108
  Conservative Balanced Portfolio                                     1.04%              $106     $331      $574      $1,271
  Balanced Portfolio                                                  1.01%              $103     $322      $558      $1,236
  Conservative Growth Portfolio                                       1.07%              $109     $340      $590      $1,306
  Strategic Growth Portfolio                                          1.10%              $112     $350      $606      $1,340
  CLASS 2 SHARES
  Flexible Income Portfolio                                           1.15%              $117     $365      $633      $1,400
  Conservative Balanced Portfolio                                     1.29%              $131     $409      $708      $1,556
  Balanced Portfolio                                                  1.26%              $128     $400      $692      $1,523
  Conservative Growth Portfolio                                       1.32%              $134     $418      $723      $1,590
  Strategic Growth Portfolio                                          1.35%              $137     $428      $739      $1,624



As of December 31, 2005, the Portfolios' assets were allocated among the underlying Funds as follows:



                                               FLEXIBLE    CONSERVATIVE               CONSERVATIVE   STRATEGIC
                                                INCOME       BALANCED     BALANCED       GROWTH       GROWTH
FUND                                           PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
  REIT Fund                                       1.1%         2.1%          3.4%         4.2%          4.2%
  Equity Income Fund                              4.3%         8.7%         11.6%        15.1%         15.7%
  Growth & Income Fund                            6.4%         9.1%         13.8%        17.9%         20.0%
  West Coast Equity Fund                          1.2%         3.7%          5.8%         7.7%          8.9%
  Mid Cap Stock Fund                              3.0%         3.4%          5.8%         7.1%          9.0%
  Growth Fund                                     6.5%         9.4%         14.9%        18.6%         21.2%
  Small Cap Value Fund                            1.2%         1.5%          2.4%         3.2%          3.4%
  Small Cap Growth Fund                           1.0%         1.1%          1.9%         2.6%          3.0%
  International Growth Fund                       0.0%         4.7%          6.4%         9.0%         10.2%
  Short Term Income Fund                         11.8%         5.7%          1.1%         0.0%          0.0%
  U.S. Government Securities Fund                31.9%        26.8%         17.4%         7.7%          0.0%
  Income Fund                                    24.8%        18.0%         10.9%         4.0%          0.0%
  WM High Yield Fund                              6.8%         5.8%          4.7%         2.9%          4.4%

PORTFOLIO AND FUND INVESTMENT STRATEGIES AND RISKS


This section provides a more complete description of the principal investment strategies and risks of each Portfolio and Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Portfolios and Funds that may engage in such practices to a significant extent. The Funds may undertake other strategies for temporary defensive purposes. These strategies may cause the Funds to miss out on investment opportunities and may prevent the Funds from achieving their goals. You can find additional descriptions of the Portfolios' and Funds' strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this prospectus and the SAI, the investment objectives and investment policies set forth in this prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities may not be required in the event of a subsequent change in valuation or other circumstances.


STRATEGIC ASSET MANAGEMENT PORTFOLIOS

The Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return.
  In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Funds listed in this prospectus. Even so, the Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Funds. WM Advisors may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Funds in accordance with its investment objective, WM Advisors' outlook for the economy and the financial markets, and the relative market valuations of the Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:
  - short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
  - other short-term fixed-income securities rated A or higher by Moody's Investors Services, Inc. ("Moody's"), Fitch Ratings ("Fitch"), or Standard & Poor's ("S&P"), or if unrated, of comparable quality in the opinion of WM Advisors;
  - commercial paper, including master notes;
  - bank obligations, including negotiable certificates of deposit, time deposits, and bankers' acceptances; and
  - repurchase agreements.
  At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of WM Advisors. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with WM Advisors' current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index. As a fundamental policy, which may not be changed without shareholder approval, each Portfolio will concentrate its investments in shares of the Funds.

EQUITY FUNDS


REIT FUND. Under normal market conditions, the REIT Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in REIT securities. The Fund may also invest in U.S. government obligations, convertible securities and preferred stocks, exchange traded funds, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities. The Fund may also enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may invest in money market instruments for temporary or defensive purposes and may invest in fixed-income securities of any maturity including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. While no individual fund is intended as a complete investment program, this is particularly true of the REIT Fund, which could be adversely impacted by economic trends within the real estate industry.



EQUITY INCOME FUND. The Equity Income Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in REIT securities. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.



GROWTH & INCOME FUND. The Growth & Income Fund invests primarily in common stocks. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REIT securities. The Fund may invest in preferred stocks and fixed-income securities of any maturity, including mortgage-backed securities and convertible securities, and may invest up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").



WEST COAST EQUITY FUND. Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. WM Advisors defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon, and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund, which could be adversely impacted by economic trends within this four state area.


  The Fund is permitted to invest in money market instruments for temporary defensive purposes. The Fund may invest up to 20% of its assets in REIT securities and 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").



MID CAP STOCK FUND. The Mid Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 (ranging from approximately $0.42 billion to $14.5 billion as of December 31, 2005). The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 20% of its assets in REIT securities. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").


  The Fund may purchase or sell U.S. government securities and collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH FUND. The Growth Fund invests primarily in common stocks believed to have significant appreciation potential. The Fund also may invest in fixed-income securities, bonds, convertible bonds, preferred stock, and convertible preferred stock, including up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").


  The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, provided that no more than 5% of its assets are invested in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.


  The Fund's portfolio is managed by three sub-advisors: Janus Capital Management LLC, OppenheimerFunds, Inc., and Salomon Brothers Asset Management Inc. WM Advisors determines the portion of the Fund's assets to be managed by each of the Fund's three sub-advisors. Because WM Advisors earns different fees on the amounts allocated to each of the Fund's sub-advisors, there may be a conflict between the interests of the Fund and the economic interests of WM Advisors.



SMALL CAP VALUE FUND. The Small Cap Value Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Index at the time of purchase (ranging from approximately $0.02 billion to $4.38 billion as of December 31, 2005). In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock, and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers, provided that no more than 5% of its total assets may be invested in securities of issuers located in developing or emerging countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors believes that doing so will be consistent with the investment objective of capital appreciation.



SMALL CAP GROWTH FUND. The Small Cap Growth Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Index at the time of purchase (ranging from approximately $0.02 billion to $4.38 billion as of December 31, 2005). In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock, and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers provided that no more than 5% of its total assets are to be invested in securities of issuers located in developing or emerging market countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors or the Fund's sub-advisors believe that doing so will be consistent with the investment objective of capital appreciation.


  The Fund's portfolio is managed by two sub-advisors: Delaware Management Company and Oberweis Asset Management, Inc. WM Advisors determines the portion of the Fund's assets to be managed by each of the Fund's sub-advisors.



INTERNATIONAL GROWTH FUND. The International Growth Fund invests primarily in equity securities of issuers located in foreign countries that Capital Guardian Trust Company ("Capital Guardian"), the Fund's sub-advisor, believes present attractive investment opportunities. In selecting investments for the Fund, Capital Guardian seeks attractively priced securities that represent good long-term investment opportunities. Capital Guardian emphasizes fundamental research and relies on its own financial analysis to determine the difference between the underlying value of a company and the price of its securities in the marketplace. Capital Guardian utilizes a research-driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contacts. Capital Guardian blends this approach with macroeconomic and political judgments on the outlook for economies, industries, currencies, and markets. The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales, and capitalization. The Fund's portfolio is managed by two different teams at Capital Guardian and its affiliate, Capital International, Inc.: the "non-U.S. equity team" and the "emerging market equity team." WM Advisors determines the portion of the Fund's assets to be managed by each team.

  The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights, and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in restricted or unlisted securities.

  The Fund intends to stay fully invested in the securities described above to the extent practical. Fund assets may be invested in short-term fixed-income instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, it may hold short-term investments until desirable equity securities become available. These short-term instruments are generally rated A or higher by Moody's, S&P, or Fitch or, if unrated, are of comparable quality in the opinion of the Fund's sub-advisor.
  The Fund may invest up to 30% of its assets in the securities of companies in, or governments of, developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging market country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment-grade corporate fixed-income securities having maturities longer than one year, including euro-currency instruments and securities.

FIXED-INCOME FUNDS


SHORT TERM INCOME FUND. The Short Term Income Fund maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration measures the sensitivity of a bond's price to changes in the general level of interest rates. The duration of a fixed-income security is the weighted average term to maturity of the present value of future cash flows, including interest and principal payments.


  The Fund will invest substantially all of its assets in fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are judged to be of comparable quality by WM Advisors.

  The Fund may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate fixed-income securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities. The Fund may invest in fixed-income securities issued by REITs.

  The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. Investments in foreign securities are subject to special risks. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may invest up to 10% of its assets in securities of unaffiliated mutual funds. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.



U.S. GOVERNMENT SECURITIES FUND. The U.S. Government Securities Fund invests primarily in a selection of obligations of the U.S. government and its agencies. The Fund may also invest in collateralized mortgage obligations and repurchase agreements. Government-sponsored entities that the Fund invests in such as GNMA and FHLMC are not backed by the full faith and credit of the U.S. government. The Fund may not invest less than 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies, and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations. The Fund may borrow up to 30% of its total net assets for emergency, non-investment purposes. The Fund may also enter into dollar roll transactions.


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

INCOME FUND. The Income Fund invests most of its assets in:
  - fixed-income and convertible securities;

  - U.S. government securities, including mortgage-backed securities issued by GNMA, FNMA, and FHLMC, or similar government agencies or government-sponsored entities;

  - commercial mortgage-backed securities;
  - obligations of U.S. banks that belong to the Federal Reserve System;
  - preferred stocks and convertible preferred stocks;
  - the highest grade commercial paper as rated by S&P, Fitch, or Moody's; and
  - deposits in U.S. banks.

  The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends, and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may borrow up to 30% of its total net assets for emergency, non-investment purposes and may enter into dollar roll transactions. The Fund may purchase securities of issuers that deal in real estate or securities that are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of fixed-income securities secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").


MONEY MARKET FUND


  The Money Market Fund invests only in U.S. dollar-denominated short-term money market securities. The Fund will only purchase securities issued or guaranteed by the U.S. government, its agencies, sponsored entities, or instrumentalities, or securities that are, or have issuers that are:


  - rated by at least two NRSROs, such as S&P, Fitch, or Moody's, in one of the two highest rating categories for short-term, fixed-income securities;

  - rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating; or
  - if not so rated, are determined to be of comparable quality.
  In pursuing its objective, the Money Market Fund invests solely in money market instruments that may be included in the following six general categories:
  - U.S. government securities;
  - short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies), and state and local governments and municipalities to finance short-term cash needs;
  - obligations of U.S. and foreign banks with assets of more than $500 million;
  - U.S. dollar-denominated securities issued by foreign governments, their agencies, or instrumentalities or by supranational entities;
  - short-term corporate securities rated in one of the two highest rating categories by an NRSRO; and
  - repurchase agreements.

  A description of the rating systems of S&P, Fitch, and Moody's is contained in Appendix A to this prospectus and in the SAI. At the time of investment, no security (except U.S. government securities subject to repurchase agreements and variable rate demand notes) purchased by the Money Market Fund will have a maturity exceeding 397 days, and the Fund's average portfolio maturity will not exceed 90 days. The Money Market Fund will attempt to maintain a stable NAV of $1.00, but there can be no assurance that it will be able to do so.


WM HIGH YIELD FUND


  The WM High Yield Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody's or of equivalent quality as determined by WM Advisors. The remainder of the Fund's assets may be invested in any other securities WM Advisors believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks, and other equity securities. The Fund may also invest in securities of foreign issuers, including those located in developing and emerging countries, and engage in hedging strategies involving options.

COMMON INVESTMENT PRACTICES


The next several pages contain more detailed information about the types of securities in which the Portfolios and Funds may invest and the strategies that WM Advisors or the respective sub-advisors may employ in pursuit of that Portfolio's or Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.



BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES. The Growth & Income, Growth, and Income Funds each may invest up to 35% of its assets and the REIT, Equity Income, West Coast Equity, Mid Cap Stock, Small Cap Value, and Small Cap Growth Funds each may invest up to 20% of its assets in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES, sometimes referred to as "junk bonds." The WM High Yield Fund may invest all of its assets in these securities and will generally invest at least 80% of its assets (plus any borrowings for investment purposes) in such securities.

  BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this prospectus.


BORROWING. The Portfolios and Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Portfolio or Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Growth & Income, Growth, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and Money Market Funds, and for the Portfolios, such borrowings may not exceed 30% of total assets. The REIT, Equity Income, West Coast Equity, Mid Cap Stock, Small Cap Value, and WM High Yield Funds may borrow up to 5% of their total assets for emergency, non-investment purposes. In addition, the Money Market Fund may borrow up to 33 1/3% of its total assets to meet redemption requests. Each of the foregoing percentage limitations on borrowing is a fundamental policy of the respective Portfolios and Funds.


  The Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may enter into DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities for delivery in the current month and simultaneously contracting to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon, and maturity) securities on a specified future date. This may be considered borrowing from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in DOLLAR ROLL transactions, for example, may be used to purchase long-term securities which will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested, the Fund will be subject to market risk on those securities as well as similar risk with respect to the securities the Fund is required to repurchase.


  Each of the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, and WM High Yield Funds may engage in REVERSE REPURCHASE AGREEMENTS. REVERSE REPURCHASE AGREEMENTS involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of the securities and, if the proceeds from the REVERSE REPURCHASE AGREEMENT are invested in securities, that the market value of the securities bought may decline at the same time there is a decline in the market value of the securities sold (and required to be repurchased).



FIXED-INCOME SECURITIES. The market value of FIXED-INCOME SECURITIES held by a Fund and, consequently, the value of the Fund's shares, can be expected to vary inversely with changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by a Fund may be subject to the risk of default. FIXED-INCOME SECURITIES rated in the lower end of the investment-grade category (Baa or BBB) and BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers. The FIXED-INCOME SECURITIES in which the Funds may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other FIXED-INCOME SECURITIES.

FLOATING RATE, INVERSE FLOATING RATE, AND VARIABLE RATE INVESTMENTS. The REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may purchase FLOATING RATE, INVERSE FLOATING RATE, and VARIABLE RATE SECURITIES, including participation interests therein and assignments thereof.
  The Money Market Fund may purchase FLOATING RATE and VARIABLE RATE OBLIGATIONS, including participation interests therein.
  The Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may purchase MORTGAGE-BACKED SECURITIES that are FLOATING RATE, INVERSE FLOATING RATE, and VARIABLE RATE OBLIGATIONS. Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by WM Advisors to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for a Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.

  Each of the REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may also invest in securities representing interests in tax-exempt securities, known as INVERSE FLOATING OBLIGATIONS or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on INVERSE FLOATING RATE OBLIGATIONS or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of INVERSE FLOATING RATE OBLIGATIONS and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.



FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds may, subject to the investment limitations stated elsewhere in this prospectus and the SAI, engage in FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar, may enter into FOREIGN CURRENCY EXCHANGE TRANSACTIONS to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. These Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.


  These funds also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. A Fund may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

  Forward currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, WM Advisors or the Fund's sub-advisor will enter into forward currency exchange contracts only with parties approved by the Trust's Board of Trustees or persons acting pursuant to their direction.


  Each of the Funds, other than the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, and Money Market Funds, may invest in securities that are indexed to certain specific foreign currency exchange rates. These securities expose the Funds to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the fixed-income and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.


  In addition, these Funds may enter into foreign currency forward contracts for non-hedging purposes. When WM Advisors or a Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, the Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. For example, a Fund could enter into a foreign currency forward contract to sell U.S. dollars and buy a foreign currency when the value of the foreign currency is expected to rise in relation to the U.S. dollar.

  While the foregoing actions are intended to protect a Fund from adverse currency movements or allow a Fund to profit from favorable currency movements, there is a risk that currency movements involved will not be properly anticipated. There can be no assurance that such transactions will be available or that a Fund will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Code.

FOREIGN INVESTMENTS. The Equity Income, Growth & Income, West Coast Equity, and Money Market Funds may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds may invest in both U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:
  - fluctuations in currency exchange rates;
  - devaluation of currencies;
  - future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;
  - reduced availability of public information concerning issuers; and
  - the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.
  Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.
  In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers, and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.
  The Equity Funds and the Short Term Income, Income, and WM High Yield Funds may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS"), or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRS are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRS, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRS, in registered form, are designed for use in the U.S. securities markets, and EDRS, in bearer form, are designed for use in European securities markets.


GEOGRAPHIC CONCENTRATION. Potential investors in the West Coast Equity Fund should consider the possibility of greater risk arising from the geographic concentration of the Fund's investments, as well as the current and past financial condition of Alaska, California, Oregon, and Washington.


HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors or a Fund's sub-advisor believes that it would be beneficial to the Fund, each of the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may, subject to any limitations imposed by the 1940 Act, invest up to 10% of its assets in securities of mutual funds or other registered investment companies that are not affiliated with WM Advisors or the Fund's sub-advisor. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. In addition, the Growth Fund may invest Fund assets in money market funds affiliated with Janus (one of the Fund's sub-advisors), provided that Janus remits to the Fund the amount of any investment advisory and administrative services fees paid to Janus as the investment manager of the money market fund.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 10% of the net assets of the Money Market Fund and up to 15% of the net assets of every other Fund may be invested in securities that are not readily marketable. Such ILLIQUID SECURITIES may include:

  - repurchase agreements with maturities greater than seven calendar days;


  - time deposits maturing in more than seven calendar days;

  - to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;
  - certain over-the-counter options, as described in the SAI;

  - certain variable rate demand notes having a demand period of more than seven calendar days; and

  - securities that are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

  Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Trust's Board of Trustees.

  Each of the Funds may purchase RESTRICTED SECURITIES (provided such securities are, in the case of the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, Income, and Money Market Funds, eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of RESTRICTED SECURITIES (making RESTRICTED SECURITIES, in many instances, more liquid than they once were considered to be), investing in RESTRICTED SECURITIES could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.


LENDING OF SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Growth, International Growth, and Short Term Income Funds each may lend portfolio securities up to 20% of total assets. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Income, Money Market, and WM High Yield Funds each may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA, or FHLMC.

  To the extent that a Fund purchases MORTGAGE-BACKED SECURITIES at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of a Fund may be affected by reinvestments of prepayments at higher or lower rates than the original investment.

  In addition, like other FIXED-INCOME SECURITIES, the value of MORTGAGE-BACKED SECURITIES will generally fluctuate in response to market interest rates.
  The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

  Government stripped mortgage-backed securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from GOVERNMENT MORTGAGE-BACKED SECURITIES. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in MORTGAGE-BACKED SECURITIES issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments that is lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Funds will be able to effect a trade of a government stripped mortgage-backed security at a time when they wish to do so.

  In addition, the REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Value, Short Term Income, U.S. Government Securities, and Income Funds may invest in non-agency mortgage-backed securities, which are similar to GOVERNMENT MORTGAGE-BACKED SECURITIES, except that they are not issued or guaranteed by governmental entities. Non-agency mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While non-agency mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.

  The REIT, Equity Income, Mid Cap Stock, Small Cap Value, Small Cap Growth, Short Term Income, U.S. Government Securities, Income, Money Market, and WM High Yield Funds may purchase ASSET-BACKED SECURITIES. ASSET-BACKED SECURITIES are structured like MORTGAGE-BACKED SECURITIES, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts; leases of various types of real and personal property, home equity loans, and receivables from credit card agreements. The ability of an issuer of ASSET-BACKED SECURITIES to enforce its security interest in the underlying assets may be limited.



REAL ESTATE INVESTMENT TRUSTS. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds may invest in real estate investment trust securities, herein referred to as "REITS." In addition, the REIT Fund typically invests at least 80% of its net assets plus borrowings for investment purposes in REITS. REITS involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITS may be affected by changes in the value of the underlying property owned by the REITS, while mortgage REITS may be affected by the quality of any credit extended. REITS are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risk of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT'S expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITS are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITS under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

  Investment in REITS involves risks similar to those associated with investing in small capitalization companies. REITS may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.


REPURCHASE AGREEMENTS. All of the Portfolios and Funds may invest in REPURCHASE AGREEMENTS, which are purchases of underlying FIXED-INCOME SECURITIES from financial institutions, such as banks and broker/dealers, subject to the seller's agreement to repurchase the securities at an established time and price. REPURCHASE AGREEMENTS can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in REPURCHASE AGREEMENTS or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.



STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this prospectus and the SAI, each Portfolio and Fund, except the Money Market Fund, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of FIXED-INCOME SECURITIES, or for other bona fide hedging purposes. Utilizing these investment strategies, the Portfolio or Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices, and other financial instruments. It may also purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors, or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures. Each Fund, except the Money Market Fund, may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or if it maintains enough cash, cash equivalents, or liquid securities to purchase the underlying security.


  Subject to the investment limitations and restrictions stated elsewhere in this prospectus and in the SAI, the Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may enter into credit default swaps. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the seller of a credit default swap receives from the buyer a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. If no default or other triggering event occurs, the seller would keep the stream of payments and would have no payment obligations. Credit default swaps are subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, interest rate risk, leveraging risk, and management risk. All of the above are collectively referred to as "STRATEGIC TRANSACTIONS." STRATEGIC TRANSACTIONS may be used:

  - to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Portfolio's or Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;
  - to protect the Portfolio's or Fund's unrealized gains in the value of its portfolio securities;
  - to facilitate the sale of such securities for investment purposes;
  - to manage the effective maturity or duration of the Portfolio's or Fund's portfolio; and
  - to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.
  Some STRATEGIC TRANSACTIONS may also be used to seek potentially higher returns, rather than for hedging purposes. Any or all of these investment techniques may be used at any time, as the use of any STRATEGIC TRANSACTION is a function of numerous variables including market conditions.

  The use of STRATEGIC TRANSACTIONS involves special considerations and risks, such as:

  - the ability of the Portfolio or Fund to utilize STRATEGIC TRANSACTIONS successfully will depend on the ability of WM Advisors or the sub-advisor to predict pertinent market movements;
  - the risk that the other party to a STRATEGIC TRANSACTION will fail to meet its obligations to the Portfolio or Fund;
  - the risk that the Portfolio or Fund will be unable to close out a STRATEGIC TRANSACTION at a time when it would otherwise do so, due to the illiquidity of the STRATEGIC TRANSACTION; and
  - the risk of imperfect correlation, or even no correlation, between price movements of STRATEGIC TRANSACTIONS and price movements of any related portfolio positions.
  STRATEGIC TRANSACTIONS can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. All of the Portfolios and Funds may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.


WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a WHEN-ISSUED or a DELAYED-DELIVERY basis. Due to fluctuations in the value of securities purchased on a WHEN-ISSUED or a DELAYED-DELIVERY basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Funds. Similarly, the sale of securities for DELAYED-DELIVERY can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. When-issued securities may include bonds purchased on a "when-, as-, and if-issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate authorities. A significant commitment of a Fund's assets to the purchase of securities on a "when-, as-, and if-issued" basis may increase the volatility of the Fund's NAV.



PORTFOLIO TRANSACTIONS AND TURNOVER. Each Portfolio's and Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. With the exception of the Money Market Fund, historical portfolio turnover rates for each of the Portfolios and Funds are shown under "Financial Highlights." WM Advisors and the sub-advisors will not consider a Portfolio's or Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Portfolio's or Fund's investment objectives and policies.

INVESTING IN THE PORTFOLIOS AND FUNDS

Shares of the Portfolios and Funds are offered only to insurance company separate accounts for the purpose of providing investment choices under their variable annuity and variable life contracts (the "Contracts") and to qualified pension and retirement plans. The Portfolios and Funds reserve the right to refuse any order for the purchase of shares, including those by exchange.

PURCHASE AND REDEMPTION


Shares of the Portfolios and Funds are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the divisions of the insurance company separate account and are invested in the shares of the Portfolios and Funds corresponding to such divisions. Shares of the Portfolios and Funds are purchased and redeemed at NAV without sales or redemption charges.

  For each day on which a Portfolio's or Fund's NAV is calculated, each separate account transmits to the Trust any orders to purchase or redeem shares of the Portfolio and Fund based on purchase payments; redemption (surrender) requests; and transfer requests from Contract owners, annuitants, or beneficiaries which are priced that day. Purchases and redemptions are effected at the NAV next determined after receipt by the Trust of a properly completed purchase or redemption order.
  All purchase and redemption orders will be processed in accordance with applicable regulations. The Trust may also suspend redemptions, if permitted under the 1940 Act, for any period during which the New York Stock Exchange is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.


MARKET TIMING. The Portfolios and Funds are not intended for "market timing" or other forms of abusive short-term trading. If the Portfolios and Funds are used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all Portfolio and Fund shareholders. Frequent trading can cause a portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover, and increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies that can occur if the valuation of a Portfolio's or Fund's portfolio securities does not reflect conditions as of the close of the New York Stock Exchange, which is the time that a Portfolio's or Fund's NAV per share is determined. For example, the closing price of securities primarily trading in markets that close prior to the New York Stock Exchange may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute a Portfolio's or Fund's NAV per share for long-term investors.


  Frequent traders wishing to engage in market timing should not purchase the Portfolios or Funds. The Trust's Board of Trustees has adopted policies and procedures intended to discourage market timing with respect to each Portfolio and each Fund other than the Money Market Fund. The procedures include the use of "fair value" pricing, and the refusal of purchase transactions. (Please see the section entitled "How Net Asset Value Is Determined" for a description of the "fair value" pricing procedure.) These procedures are applied uniformly. Fair value pricing is applied when reliable market quotations are not readily available, including when the closing prices of portfolio securities primarily traded in foreign markets are deemed to be substantially inaccurate at the close of the New York Stock Exchange. The Portfolios' and Funds' transfer agent will attempt to identify shareholders who engage in market timing and will restrict the trading activity of shareholders who are identified as market timers. The Portfolios and Funds reserve the right to reject any purchases, including those effected through exchange.


  Although it is the policy of the WM Group of Funds to seek to prevent market timing and other excessive trading practices in each Portfolio and each Fund other than the Money Market Fund, which is intended for short-term investment horizons, there is no assurance that short-term trading will not occur. In addition, the Portfolios and Funds may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts").

DISCLOSURE OF PORTFOLIO HOLDINGS. The Portfolios and Funds disclose their month-end portfolio holdings on the Distributor's Web site, wmgroupoffunds.com, on the last business day of the following month. Third parties who need portfolio holdings information to provide services to the Portfolios and Funds may be provided such information prior to its posting on the Web site, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Portfolios' and Funds' policies and procedures with respect to the disclosure of the portfolio securities is available in the SAI.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION



Each of the Portfolios and Funds has adopted distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to its Class 2 shares (each, a "Rule 12b-1 Plan"). Under the applicable Rule 12b-1 Plan, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of its Class 2 shares. The amounts payable by the Portfolios and Funds under the Rule 12b-1 Plans need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the full amount of the fees.



PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Portfolios and Funds. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Portfolios and Funds as investment options. Financial intermediaries may include, among others, broker/ dealers, registered investment advisors, banks, pension plan consultants, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Portfolios or the Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.



ONGOING PAYMENTS. In the case of Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Portfolios or Funds. The Distributor also may make ongoing payments of up to 0.20% of average net assets to insurance companies for insurance contracts that include either class of shares of the Portfolios and Funds as investment options.



OTHER PAYMENTS TO INTERMEDIARIES. In addition to any commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts, conferences, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Portfolios and Funds, or may sell shares of the Portfolios and Funds to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year's sales of applicable variable annuities and variable life insurance contracts that may be funded by Portfolio and Fund shares, or 0.25% of the current year's sales of Portfolio and Fund shares to retirement plans by that financial intermediary. For 2005, the Distributor's total additional payments to these firms for distribution services related to the Trust represented approximately 0.10% of the average daily net assets of the Trust, or approximately $3.1 million.


  A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's WM Group of Funds sales, assets, and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Portfolio and Fund shares in retirement plans on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the WM Group of Funds so that they can provide suitable information and advice about the Portfolios and Funds and related investor services. Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the WM Group of Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions

("ticket") charges, and general marketing expenses. IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR INVESTMENT REPRESENTATIVE AND HIS OR HER FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE VARIABLE ANNUITY, VARIABLE LIFE INSURANCE CONTRACT, OR MUTUAL FUND OVER ANOTHER.
  Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Portfolios, the Funds, the Distributor, WM Advisors, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

  As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include the Portfolios and Funds as investment options, or for the distribution of shares of the Portfolios and Funds to retirement plans (other than commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:


Advantage Capital Corporation
AIG Advisors, Inc.
American Portfolios Financial Services, Inc.

Associated Financial Group, Inc.


Commonwealth Financial Network

FFP Securities, Inc.
FSC Securities Corporation

G.A. Repple & Company

H. Beck, Inc.
Investacorp, Inc.

Investment Advisors & Consultants, Inc.


Jefferson Pilot Securities Corporation


McDonald Investments, Inc.


Mutual Service Corporation

NFP Securities, Inc.

Oppenheimer & Co., Inc.


ProEquities, Inc.


Prospera Financial Services, Inc.

Royal Alliance Associates, Inc.

Securities America, Inc.

Triad Advisors, Inc.

United Planners' Financial Services of America


Waterstone Financial Group, Inc.

WM Financial Services, Inc.

  To obtain a current list of such firms, call 800-222-5852.

  Although the Advisor and/or a Fund's sub-advisor may use brokers who sell shares of the Portfolios and Funds to effect portfolio transactions, the sale of Portfolio and Fund shares is not considered as a factor when selecting brokers to effect portfolio transactions. The Portfolios and Funds have adopted procedures to ensure that the sale of Portfolio and Fund shares is not considered when selecting brokers to effect portfolio transactions.


  Your applicable variable annuity contract, variable life insurance contract or retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

TAX CONSIDERATIONS

The tax consequences of your investment in the Trust depend upon the specific provisions of your Contract. For more tax information regarding your Contract, see the applicable prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Funds and Portfolios and their insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.
  Each Portfolio and Fund intends to qualify separately each year as a "regulated investment company" and, thus, does not expect to pay any federal income tax on income and capital gains distributed to shareholders.
  Although the Trust intends that it and each Portfolio and Fund will be operated so that they will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Portfolio or Fund incurring such liability will be adversely affected. In addition, Portfolios or Funds investing in foreign securities and currencies may be subject to foreign taxes. These taxes would reduce the investment performance of such Portfolios or Funds.

  Because the Trust serves as an investment vehicle for certain types of variable annuities and variable life contracts, each Portfolio or Fund also intends to meet the investment diversification requirements of subchapter L of the Code. Were any Portfolio or Fund to fail to comply with those requirements, owners of annuity contracts (other than certain tax-qualified retirement Contracts) funded through the Trust would be taxed immediately on investment earnings and gains, including any accumulated earnings and gains, under their Contracts and would thereby lose any benefit of tax deferral. Accordingly, the Trust will carefully monitor compliance with the diversification requirements. Distributions by Portfolios or Funds to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Portfolio or Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Portfolio or Fund) from such a plan. For additional tax information, see "Taxes" in the SAI.

  Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities will be determined separately for each Portfolio and Fund. Dividends and distributions paid by a Fund or Portfolio will be automatically reinvested (at current net asset value) in additional full and fractional shares of that Portfolio or Fund. The Money Market Fund intends to distribute its net income as dividends for each day that net asset value is determined. Such dividends will be declared daily and paid monthly. Each of the Portfolios and the Funds other than the Money Market Fund will declare and pay dividends annually. All Portfolios and Funds will distribute any net realized capital gains annually. Distributions of any net short-term capital gains earned by a Portfolio or Fund will be distributed no less frequently than annually at the discretion of the Board of Trustees.

  THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE PORTFOLIOS OR FUNDS. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE PORTFOLIOS OR FUNDS.

HOW NET ASSET VALUE IS DETERMINED


Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Portfolios' and Funds' NAVs. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Portfolios' and Funds' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific Time, whichever is earlier. Generally, shares will not be priced on the days on which the New York Stock Exchange is closed for trading. Under unusual circumstances, the Money Market Fund may determine its NAV on days on which the New York Stock Exchange is not open for regular trading.

  In addition, the Portfolios and Funds have adopted fair value pricing procedures and methodologies which, among other things, generally require the Portfolios and Funds to fair value foreign securities if there has been movement in the U.S. market and/or other economic indicators that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used to a significant extent by the Portfolios and Funds.


MANAGEMENT OF THE PORTFOLIOS AND FUNDS



The Portfolios and Funds are managed by WM Advisors, Inc., which is referred to as "WM Advisors" in this prospectus. WM Advisors is a wholly owned, indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, and is located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating each Portfolio's and Fund's investment policies (subject to the terms of this prospectus), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisors, monitoring each Portfolio's or Fund's investment performance, and reporting to the Trust's Board of Trustees, as well as providing certain administrative services to the Portfolios and Funds.


  In connection with its service as investment advisor to each Portfolio and Fund, WM Advisors may engage one or more sub-advisors to provide investment advisory services to any of the Portfolios or Funds and may remove or, subject to shareholder approval, replace any such sub-advisor if it deems such action to be in the best interests of a Portfolio or Fund and its shareholders. Where WM Advisors has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Portfolio's or Fund's assets. WM Advisors has delegated portfolio management responsibilities with respect to the Growth, Small Cap Growth, and International Growth Funds to sub-advisors. Each Portfolio and Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of WM Advisors and the sub-advisors to the Funds indicated below. For more information, see the SAI.


  The following organizations, under the supervision of WM Advisors, act as sub-advisors to the Funds indicated and are responsible for continuously reviewing, supervising, and administering those Fund's respective investment programs:



CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, California 90071, acts as sub-advisor to the INTERNATIONAL GROWTH FUND. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is in turn owned by The Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. Capital Guardian had aggregate assets under management of approximately $157.3 billion as of December 31, 2005.

DELAWARE MANAGEMENT COMPANY ("Delaware"), 2005 Market Street, Philadelphia, Pennsylvania 19103, acts as one of two sub-advisors to the SMALL CAP GROWTH FUND. Delaware is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH and its subsidiaries provide a broad range of investment services to both institutional and individual clients. As of December 31, 2005, DMH and its subsidiaries had approximately $116.5 billion in assets under management. DMH and Delaware are indirect, wholly owned subsidiaries, and are subject to the ultimate control of Lincoln National Corporation.



JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, acts as one of three sub-advisors to the GROWTH FUND. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCG"), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. Janus has been providing investment advice to mutual funds or other large institutional clients since 1969. As of December 31, 2005, JCG's assets under management were approximately $148.5 billion.



OBERWEIS ASSET MANAGEMENT, INC. ("Oberweis"), 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, acts as one of two sub-advisors to the SMALL CAP GROWTH FUND. Oberweis is a specialty investment firm that focuses on investments in rapidly growing firms. Established in 1989, Oberweis provides investment advisory advice to funds, institutions, and individual investors on a broad range of investment products. As of December 31, 2005, Oberweis had approximately $1.8 billion in assets under management.



OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, acts as one of three sub-advisors to the GROWTH FUND. Oppenheimer has been in the investment management business since 1960. Oppenheimer and its subsidiaries and affiliates managed more than $200 billion in assets as of December 31, 2005, including Oppenheimer funds with more than 6 million shareholder accounts. Oppenheimer is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.



SALOMON BROTHERS ASSET MANAGEMENT INC ("Salomon"), 399 Park Avenue, New York, New York 10022, is a wholly owned subsidiary of Legg Mason, Inc. and acts as one of three sub-advisors to the GROWTH FUND. Salomon was established in 1987, and together with its affiliates in London, Tokyo, and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of December 31, 2005, Salomon had approximately $88.6 billion in assets under management.



PORTFOLIO AND FUND MANAGERS



WM Advisors' portfolio managers are compensated through a combination of base salary and incentive compensation. Incentive compensation is based on investment performance relative to a peer group of mutual funds and other measures of performance. The SAI provides additional information about portfolio managers' compensation, other accounts managed by the portfolio managers, and portfolio managers' ownership of Portfolio and Fund shares.



GARY J. POKRZYWINSKI, CFA, Chief Investment Officer, Senior Vice President, and Senior Portfolio Manager of WM Advisors, has had primary responsibility for the day-to-day management of the WM HIGH YIELD FUND since April 1998. Since May 2005, he has been responsible for co-managing the INCOME FUND with John Friedl. Between 1992 and May 2005, he had primary responsibility for the day-to-day management of the Income Fund. Mr. Pokrzywinski has been employed by WM Advisors since July 1992.



RANDALL L. YOAKUM, CFA, Senior Vice President and Chief Investment Strategist of WM Advisors, has led a team of investment professionals in managing the PORTFOLIOS since January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. (DADCO). Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, was Senior Vice President and Chief Equity Officer for Composite Research & Management Co, (the predecessor to WM Advisors) for eight years.

DANIEL R. COLEMAN, Vice President, Head of Equity Investment Team and Senior Portfolio Manager of WM Advisors, leads a team of investment professionals that is responsible for the management of the Equity Funds that are not sub-advised. Mr. Coleman has had primary responsibility for the day-to-day management of the MID CAP STOCK FUND since December 2001. Mr. Coleman joined WM Advisors in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000.



PHILIP M. FOREMAN, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the WEST COAST EQUITY FUND since 2002. Mr. Foreman has been employed by WM Advisors since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at WM Advisors from 1991 until 1999.


JOHN R. FRIEDL, CFA, Vice President and Portfolio Manager, has been co-manager of the INCOME FUND with Gary J. Pokrzywinski since May 2005. He has been employed as an investment professional at WM Advisors since August 1998.


MICHAEL D. MEIGHAN, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for co-managing the PORTFOLIOS with Mr. Yoakum since March 2003. Mr. Meighan joined WM Advisors in 1999. Prior to that, he was employed with Mr. Yoakum at DADCO as a Portfolio Manager and Senior Analyst for its asset allocation product since 1993.



DAVID W. SIMPSON, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the SMALL CAP VALUE FUND and REIT FUND since May 2004 and August 2005, respectively. Previously, he co-managed the Small Cap Growth Fund with Stephen Q. Spencer from March 2005 to April 2005. From 2001 to 2002, Mr. Simpson was Chief Investment Officer and Managing Director of Summit Capital Management, LLC. Prior to that, Mr. Simpson was Vice President and Senior Portfolio Manager of WM Advisors for eight years.



CRAIG V. SOSEY, Vice President and Senior Portfolio Manager of WM Advisors, has had primary responsibility for the day-to-day management of the SHORT TERM INCOME and U.S. GOVERNMENT SECURITIES FUNDS since January 2000 and November 1998, respectively. He has been employed by WM Advisors since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.



STEPHEN Q. SPENCER, CFA, First Vice President and Senior Portfolio Manager of WM Advisors has had primary responsibility for the day-to-day management of the GROWTH & INCOME FUND since March 2003. From March 2005 to April 2005 he also co-managed the Small Cap Growth Fund with David W. Simpson. Previously, he co-managed the Growth & Income Fund from January 2000 to March 2003. Mr. Spencer has been employed by WM Advisors since September 1999. Prior to that, Mr. Spencer was a Portfolio Manager and Senior Equity Analyst for Smoot, Miller, Cheney & Co. from 1985 to 1999.



JOSEPH T. SUTY, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the EQUITY INCOME FUND since October 2005. Prior to joining WM Advisors in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where he was a principal and director of the firm.



CAPITAL GUARDIAN has been sub-advisor for the INTERNATIONAL GROWTH FUND since June 1999. There are two separate investment management teams of Capital Guardian, the "non-U.S. equity team" and the "emerging market equity team" (effective March 1, 2006), that share in the investment management of the International Growth Fund.


  For the "non-U.S. equity team," Capital Guardian employs a team of portfolio managers, each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to him or her. They are: DAVID I. FISHER, ARTHUR J. GROMADZKI, RICHARD N. HAVAS, NANCY J. KYLE, CHRISTOPHER A. REED, LIONEL M. SAUVAGE, NILLY SIKORSKY, RUDOLF M. STAEHELIN, SEUNG KWAK, and JOHN M.
N. MANT. MR. FISHER is Chairman of
the Board of Capital Group International, Inc. and Capital Guardian as well as Vice Chairman of Capital International, Inc., Emerging Markets Growth Fund, Inc. and also a director of the Capital Group Companies, Inc. He has been employed by the Capital Group organization since 1969. MR. GROMADZKI is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. Mr. Gromadzki has been employed by the Capital Group organization since 1987. MR. HAVAS, who has been with the Capital Group organization since 1986, is a Senior Vice President and Portfolio Manager for Capital Guardian and Capital International Limited as well as a Senior Vice President and Director of Capital Guardian (Canada), Inc. MS. KYLE, who has been with the Capital Group organization since 1991, is a Senior Vice President, Vice Chairman, and Director of Capital Guardian. Ms. Kyle is also President and a Director of Capital Guardian (Canada), Inc. and a Senior Vice President of Emerging Markets Growth Fund, Inc. MR. REED is a Director and a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan, Pacific Basin, and non-U.S. equity portfolios and research responsibilities for the Japanese financial sector. Mr. Reed has been employed by the Capital Group organization since 1994. MR. SAUVAGE is a Senior Vice President and Portfolio Manager for Capital Guardian and a Senior Vice President for Capital International Research, Inc. Mr. Sauvage has been employed by the Capital Group organization since 1987. MS. SIKORSKY is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective, S.A., Managing Director-Europe and a Director of Capital Group International, Inc., and serves as a Director of the Capital Group, Capital International Limited, and Capital International K.K. Ms. Sikorsky has been employed by the Capital Group organization since 1962. MR. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A., and has been employed by the Capital Group organization since 1981. MR. KWAK is a Senior Vice President for Capital International K.K. (CIKK) and a portfolio manager for non-U.S. (Japan only) assets. He joined CIKK in 2002, after serving as the Chief Investment Officer-Japan and Managing Director for Zurich Scudder Investments. He holds the Chartered Financial Analyst designation. MR. MANT is an Executive Vice President, a Director, and the European Research Manager of Capital International Research, Inc. He is also a Director and Senior Vice President with portfolio management responsibilities for Capital International Limited and has been with the organization since 1990.


  For the "emerging market equity team," Capital International, Inc. employs a team of portfolio managers each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to him or her. They are: OSMAN Y. AKIMAN, CHRISTOPHER CHOE, DAVID I. FISHER, VICTOR D. KOHN, NANCY
J. KYLE, LUIS FREITAS DE OLIVEIRA, and SHAW B. WAGENER. Note that MR. FISHER and MS. KYLE are also members of the "non-U.S. equity team" and their experience is noted above. MR. AKIMAN is Director of Capital International Research Inc. and Vice President of Capital International Ltd. with portfolio management responsibilities in Global Emerging Markets and Asia Pacific ex. Japan mandates and has been employed by the organization since 1994. MR. CHOE is Senior Vice President and portfolio manager of Capital International, Inc. and has been employed by the organization since 1990. MR. KOHN, a member of the organization since 1986, is President of Capital International, Inc., a Senior Vice President, and a Director of Capital International Research, Inc., Chairman of Capital International, Inc.'s Emerging Markets Investment Committee, and an emerging markets equity portfolio manager. He is also an Executive Vice President of Capital International, Inc.'s Emerging Markets Growth Fund and he holds the Chartered Financial Analyst designation. MR. DE OLIVEIRA is Senior Vice President and Director of Capital International S.A. A member of the organization since 1994, he also serves on the board of several of Capital International's Luxembourg-based mutual funds. MR. WAGENER is Chairman of Capital International, Inc. (CII); a Senior Vice President and Director of Capital Group International, Inc. (CGII); and serves as a Director of Capital Guardian Trust Company (CGTC), and The Capital Group Companies, Inc. (CGC). He is an emerging markets equity portfolio manager and the Vice Chairman of the Investment Committee for emerging markets. He also is on Capital International, Inc.'s Private Equity Investment Committee. Mr. Wagener joined the organization in 1981 and has also served as the head of equity trading for Capital Research and Management Company. He holds the Chartered Financial Analyst designation.



ALAN BLAKE, CFA, Managing Director and Senior Portfolio Manager of Salomon, is primarily responsible for the day-to-day management of the portion of the GROWTH FUND'S portfolio managed by Salomon since March 2005. Mr. Blake has more than 24 years of securities business experience. Mr. Blake has been employed by Salomon since August 1991.

E. MARC PINTO, CFA, is primarily responsible for the day-to-day management of the portion of the GROWTH FUND'S portfolio that is managed by Janus. Mr. Pinto, Portfolio Manager and Vice President, has been employed by Janus since 1994, where his duties include the management of institutional separate accounts in the Large Cap Growth discipline.


WILLIAM L. WILBY, CFA, and MARC BAYLIN, CFA, are the co-portfolio managers of the portion of the GROWTH FUND'S portfolio managed by Oppenheimer and are principally responsible for the day-to-day management of that portion's investments. Mr. Wilby has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer and Director of Equities of Oppenheimer since July 2004. Mr. Wilby was Director of International Global Equities of Oppenheimer from May 2000 through July 2004 and Senior Vice President of HarbourView Asset Management Corporation from May 1999 through November 2001.


  Mr. Baylin is a Vice President of Oppenheimer and a member of the Growth Equity Investment Team. He was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price, where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002. Messrs. Wilby and Baylin are portfolio managers of other Oppenheimer funds.



JAMES W. OBERWEIS, CFA, President and Portfolio Manager of Oberweis, is primarily responsible for the day-to-day management of the portion of the SMALL CAP GROWTH FUND'S assets managed by Oberweis. He specializes exclusively in managing portfolios of high-growth small-cap companies. Mr. Oberweis has been Director since 2003, President since 2001, and a Portfolio Manager since 1995. Mr. Oberweis was Vice President from 1995 to 2001.



MARSHALL T. BASSETT has primary responsibility for making day-to-day investment decisions for the portion of the SMALL CAP GROWTH FUND'S portfolio that is managed by Delaware. When making decisions, Mr. Bassett regularly consults with STEVEN G. CATRICKS, BARRY S. GLADSTEIN, CHRISTOPHER M. HOLLAND, STEVEN T. LAMPE, MATTHEW TODOROW, RUDY D. TORRIJOS III, and LORI P. WACHS. MR. BASSETT assumed responsibility for the portion of the Small Cap Growth Fund's portfolio that is managed by Delaware in April 2005. Mr. Bassett, Senior Vice President/Chief Investment Officer -- Emerging Growth, joined Delaware Investments in 1997. MR. CATRICKS, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. MR. GLADSTEIN, Vice President/Portfolio Manager, joined Delaware Investments in 1995. MR. HOLLAND, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Holland was a municipal fixed income analyst at BlackRock Financial and in private client services at J.P. Morgan Chase & Company. MR. LAMPE, Vice President/Portfolio Manager, joined Delaware Investments in 1995. MR. TODOROW, Vice President/Portfolio Manager, joined Delaware Investments in 2003. Prior to that, Mr. Todorow served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management. MR. TORRIJOS, Vice President/Portfolio Manager, joined Delaware Investments in July 2005. Before joining Delaware Investments, Mr. Torrijos was a technology analyst at Fiduciary Trust Co., International. Previously, he worked at Neuberger Berman Growth Group as an analyst and, later, as a fund manager. MS. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992.

MANAGEMENT FEES


During its most recent fiscal year, each of the Portfolios and Funds paid management fees to WM Advisors at the following rate (not reflecting any expense waivers or reimbursements):



                                                       FEES PAID AS A PERCENTAGE
PORTFOLIO/FUND                                               OF NET ASSETS
-------------------------------------------------------------------------------------
  Flexible Income Portfolio                                       0.10%(1)
  Conservative Balanced Portfolio                                 0.10%(1)
  Balanced Portfolio                                              0.10%(1)
  Conservative Growth Portfolio                                   0.10%(1)
  Strategic Growth Portfolio                                      0.10%(1)
  REIT Fund                                                       0.80%
  Equity Income Fund                                              0.63%
  Growth & Income Fund                                            0.74%
  West Coast Equity Fund                                          0.63%
  Mid Cap Stock Fund                                              0.75%
  Growth Fund                                                     0.80%(2,3)
  Small Cap Value Fund                                            0.85%
  Small Cap Growth Fund                                           0.85%(2)
  International Growth Fund                                       0.90%(2)
  Short Term Income Fund                                          0.50%
  U.S. Government Securities Fund                                 0.50%
  Income Fund                                                     0.50%
  Money Market Fund                                               0.45%
-------------------------------------------------------------------------------------


 1 Excludes underlying Fund management fees that the Portfolios bear indirectly. 2 Includes amounts paid to sub-advisor(s).

 3The Growth Fund's management fees were reduced effective January 1, 2006. Had the reduced fee been in effect during the most recent fiscal year, the Growth Fund would have paid a management fee of 0.75% to WM Advisors.


  A discussion of the material factors considered by the Trustees of the Trust in approving investment advisory contract(s) for each Portfolio and Fund is available in the Trust's most recent Annual or Semiannual report to shareholders (for periods ending December 31 and June 30, respectively).



  NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


The financial highlights tables are intended to help you understand the Portfolios' and Funds' financial performance for the past 5 years (or, in the case of a newer Portfolio, Fund, or Class, since the inception of the Portfolio, Fund, or Class). Certain information reflects financial results for a single Portfolio or Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in that Portfolio or Fund (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown. The information provided below is excerpted from financial statements audited by Deloitte & Touche LLP. The Report of Independent Registered Public Accounting Firm, along with the Portfolios' and Funds' financial statements, are included in the respective Annual Reports to Shareholders, which are available upon request.



                                                              CLASS 1
                                                              ---------------------------------------------------------------
FLEXIBLE INCOME PORTFOLIO                                       2005          2004          2003          2002         2001
YEARS ENDED DECEMBER 31                                       --------      --------      --------      --------      -------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  14.10      $  13.71      $  12.41      $  12.23      $ 11.90
                                                              --------      --------      --------      --------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.52(6)       0.51(6)       0.56(6)       0.41(6)      0.17(6)
      Net realized and unrealized gain/(loss) on investments     (0.05)         0.35          1.08         (0.15)        0.40
                                                              --------      --------      --------      --------      -------
      Total from investment operations                            0.47          0.86          1.64          0.26         0.57
                                                              --------      --------      --------      --------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                    (0.47)        (0.47)        (0.34)        (0.08)       (0.15)
      Dividends from net realized capital gains                  (0.02)           --            --            --        (0.09)
                                                              --------      --------      --------      --------      -------
      Total distributions                                        (0.49)        (0.47)        (0.34)        (0.08)       (0.24)
                                                              --------      --------      --------      --------      -------
NET ASSET VALUE, END OF PERIOD                                $  14.08      $  14.10      $  13.71      $  12.41      $ 12.23
                                                              ========      ========      ========      ========      =======
TOTAL RETURN(2)                                                   3.41%         6.47%        13.30%         2.14%        4.84%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $143,367      $149,055      $143,283      $125,992      $90,860
      Ratio of operating expenses to average net assets(3)        0.30%         0.28%         0.30%         0.30%        0.33%
      Ratio of net investment income to average net assets        3.74%         3.67%         4.33%         3.37%        1.43%
      Portfolio turnover rate                                        5%            5%            4%            9%           1%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(3,4)                                           0.30%         0.28%         0.30%         0.30%        0.33%



                                                              CLASS 1
                                                              ---------------------------------------------------------------
CONSERVATIVE BALANCED PORTFOLIO                                 2005          2004          2003          2002         2001
YEARS ENDED DECEMBER 31                                       --------      --------      --------      --------      -------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  11.82      $  11.15      $   9.73      $  10.04      $  9.90
                                                              --------      --------      --------      --------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.35(6)       0.34(6)       0.36(6)       0.31(6)      0.13
      Net realized and unrealized gain/(loss) on investments      0.18          0.56          1.29         (0.54)        0.10
                                                              --------      --------      --------      --------      -------
      Total from investment operations                            0.53          0.90          1.65         (0.23)        0.23
                                                              --------      --------      --------      --------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                    (0.28)        (0.23)        (0.23)        (0.07)       (0.09)
      Dividends from net realized capital gains                     --            --            --         (0.01)          --
                                                              --------      --------      --------      --------      -------
      Total distributions                                        (0.28)        (0.23)        (0.23)        (0.08)       (0.09)
                                                              --------      --------      --------      --------      -------
NET ASSET VALUE, END OF PERIOD                                $  12.07      $  11.82      $  11.15      $   9.73      $ 10.04
                                                              ========      ========      ========      ========      =======
TOTAL RETURN(2)                                                   4.59%         8.21%        17.09%        (2.26)%       2.40%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $ 43,818      $ 40,458      $ 31,600      $ 20,759      $14,221
      Ratio of operating expenses to average net assets(3)        0.38%         0.33%         0.31%         0.30%        0.41%
      Ratio of net investment income to average net assets        3.00%         3.02%         3.48%         3.20%        1.36%
      Portfolio turnover rate                                        4%            1%            6%            9%           2%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(3,4)                                           0.38%         0.33%         0.36%         0.41%        0.53%



NOTES TO FINANCIAL HIGHLIGHTS


1 Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.


2 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


3 The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

    CLASS 2
    ---------------------------------------------------------------------------------------
         2005              2004              2003              2002             2001(5)
    ---------------   ---------------   ---------------   ---------------   ---------------
        $ 14.02           $ 13.65           $ 12.38           $12.23            $12.18
        -------           -------           -------           ------            ------
           0.49(6)           0.47(6)           0.53(6)          0.38(6)           0.02(6)
          (0.07)             0.36              1.07            (0.15)             0.03
        -------           -------           -------           ------            ------
           0.42              0.83              1.60             0.23              0.05
        -------           -------           -------           ------            ------
          (0.44)            (0.46)            (0.33)           (0.08)               --
          (0.02)               --                --               --                --
        -------           -------           -------           ------            ------
          (0.46)            (0.46)            (0.33)           (0.08)               --
        -------           -------           -------           ------            ------
        $ 13.98           $ 14.02           $ 13.65           $12.38            $12.23
        =======           =======           =======           ======            ======
           3.09%             6.24%            13.02%            1.89%             0.41%
        $79,487           $67,752           $34,501           $9,416            $  182
           0.55%             0.53%             0.55%            0.55%             0.58%(7)
           3.49%             3.42%             4.08%            3.12%             1.18%(7)
              5%                5%                4%               9%                1%
           0.55%             0.53%             0.55%            0.55%             0.58%(7)



    CLASS 2
    ---------------------------------------------------------------------------------------
         2005              2004              2003              2002             2001(5)
    ---------------   ---------------   ---------------   ---------------   ---------------
        $ 11.75           $ 11.11           $  9.71           $10.04            $ 9.92
        -------           -------           -------           ------            ------
           0.32(6)           0.31(6)           0.33(6)          0.29(6)           0.01
           0.17              0.55              1.29            (0.54)             0.11
        -------           -------           -------           ------            ------
           0.49              0.86              1.62            (0.25)             0.12
        -------           -------           -------           ------            ------
          (0.26)            (0.22)            (0.22)           (0.07)               --
             --                --                --            (0.01)               --
        -------           -------           -------           ------            ------
          (0.26)            (0.22)            (0.22)           (0.08)               --
        -------           -------           -------           ------            ------
        $ 11.98           $ 11.75           $ 11.11           $ 9.71            $10.04
        =======           =======           =======           ======            ======
           4.37%             7.88%            16.83%           (2.47)%            1.21%
        $29,984           $20,845           $ 9,128           $2,244            $  205
           0.63%             0.58%             0.56%            0.55%             0.66%(7)
           2.75%             2.77%             3.23%            2.95%             1.11%(7)
              4%                1%                6%               9%                2%
           0.63%             0.58%             0.61%            0.66%             0.78%(7)



4Ratio of operating expenses to average net assets includes expenses paid indirectly.

5 The Portfolio commenced selling Class 2 shares on November 6, 2001.
6 Per share numbers have been calculated using the average shares method. 7 Annualized.

FINANCIAL HIGHLIGHTS


FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                                              CLASS 1
                                                              ----------------------------------------------------------------
BALANCED PORTFOLIO                                              2005          2004          2003          2002          2001
YEARS ENDED DECEMBER 31                                       --------      --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  16.08      $  14.88      $  12.42      $  13.91      $  14.50
                                                              --------      --------      --------      --------      --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.36(6)       0.32(6)       0.33(6)       0.32(6)       0.17(6)
      Net realized and unrealized gain/(loss) on investments      0.59          1.16          2.46         (1.53)        (0.15)
                                                              --------      --------      --------      --------      --------
      Total from investment operations                            0.95          1.48          2.79         (1.21)         0.02
                                                              --------      --------      --------      --------      --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                    (0.31)        (0.28)        (0.33)        (0.28)        (0.25)
      Dividends from net realized capital gains                     --            --            --            --         (0.36)
                                                              --------      --------      --------      --------      --------
      Total distributions                                        (0.31)        (0.28)        (0.33)        (0.28)        (0.61)
                                                              --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                                $  16.72      $  16.08      $  14.88      $  12.42      $  13.91
                                                              ========      ========      ========      ========      ========
TOTAL RETURN(2)                                                   6.01%        10.12%        22.74%        (8.78)%        0.13%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $462,438      $467,076      $419,273      $334,605      $354,082
      Ratio of operating expenses to average net assets(3)        0.28%         0.28%         0.29%         0.29%         0.28%
      Ratio of net investment income to average net assets        2.26%         2.13%         2.50%         2.52%         1.22%
      Portfolio turnover rate                                        4%            4%            7%           22%            8%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(3,4)                                           0.28%         0.28%         0.29%         0.29%         0.28%



                                                              CLASS 1
                                                              ----------------------------------------------------------------
CONSERVATIVE GROWTH PORTFOLIO                                   2005          2004          2003          2002          2001
YEARS ENDED DECEMBER 31                                       --------      --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  16.89      $  15.32      $  12.16      $  14.87      $  16.46
                                                              --------      --------      --------      --------      --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.25(6)       0.21(6)       0.23(6)       0.23(6)       0.17(6)
      Net realized and unrealized gain/(loss) on investments      0.93          1.58          3.23         (2.51)        (0.72)
                                                              --------      --------      --------      --------      --------
      Total from investment operations                            1.18          1.79          3.46         (2.28)        (0.55)
                                                              --------      --------      --------      --------      --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                    (0.22)        (0.22)        (0.30)        (0.41)        (0.61)
      Dividends from net realized capital gains                     --            --            --         (0.02)        (0.43)
                                                              --------      --------      --------      --------      --------
      Total distributions                                        (0.22)        (0.22)        (0.30)        (0.43)        (1.04)
                                                              --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                                $  17.85      $  16.89      $  15.32      $  12.16      $  14.87
                                                              ========      ========      ========      ========      ========
TOTAL RETURN(2)                                                   7.04%        11.78%        28.74%       (15.52)%       (3.56)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $293,378      $303,584      $284,165      $229,564      $309,608
      Ratio of operating expenses to average net assets(3)        0.29%         0.28%         0.30%         0.29%         0.28%
      Ratio of net investment income to average net assets        1.47%         1.36%         1.75%         1.77%         1.11%
      Portfolio turnover rate                                        9%           10%           11%           19%            7%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(3,4)                                           0.29%         0.28%         0.30%         0.29%         0.28%



NOTES TO FINANCIAL HIGHLIGHTS


1 Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.


2 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


3 The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

4 Ratio of operating expenses to average net assets includes expenses paid indirectly.

     CLASS 2
     -----------------------------------------------------
       2005        2004       2003       2002      2001(5)
     --------    --------    -------    -------    -------
     $  15.99    $  14.82    $ 12.39    $ 13.91    $13.52
     --------    --------    -------    -------    ------
         0.32(6)     0.28(6)    0.30(6)    0.29(6)   0.02(6)
         0.58        1.16       2.45      (1.53)     0.37(7)
     --------    --------    -------    -------    ------
         0.90        1.44       2.75      (1.24)     0.39
     --------    --------    -------    -------    ------
        (0.28)      (0.27)     (0.32)     (0.28)       --
           --          --         --         --        --
     --------    --------    -------    -------    ------
        (0.28)      (0.27)     (0.32)     (0.28)       --
     --------    --------    -------    -------    ------
     $  16.61    $  15.99    $ 14.82    $ 12.39    $13.91
     ========    ========    =======    =======    ======
         5.72%       9.83%     22.46%     (9.00)%    2.88%
     $198,280    $164,802    $91,631    $31,335    $1,452
         0.53%       0.53%      0.54%      0.54%     0.53%(8)
         2.01%       1.88%      2.25%      2.27%     0.97%(8)
            4%          4%         7%        22%        8%
         0.53%       0.53%      0.54%      0.54%     0.53%(8)



     CLASS 2
     -----------------------------------------------------
       2005        2004       2003       2002      2001(5)
     --------    --------    -------    -------    -------
     $  16.80    $  15.25    $ 12.13    $ 14.87    $14.24
     --------    --------    -------    -------    ------
         0.21(6)     0.17(6)    0.20(6)    0.19(6)   0.01(6)
         0.91        1.58       3.20      (2.50)     0.62(7)
     --------    --------    -------    -------    ------
         1.12        1.75       3.40      (2.31)     0.63
     --------    --------    -------    -------    ------
        (0.19)      (0.20)     (0.28)     (0.41)       --
           --          --         --      (0.02)       --
     --------    --------    -------    -------    ------
        (0.19)      (0.20)     (0.28)     (0.43)       --
     --------    --------    -------    -------    ------
     $  17.73    $  16.80    $ 15.25    $ 12.13    $14.87
     ========    ========    =======    =======    ======
         6.71%      11.58%     28.36%    (15.72)%    4.42%
     $ 94,662    $ 73,830    $40,576    $14,610    $1,127
         0.54%       0.53%      0.55%      0.54%     0.53%(8)
         1.22%       1.11%      1.50%      1.52%     0.86%(8)
            9%         10%        11%        19%        7%
         0.54%       0.53%      0.55%      0.54%     0.53%(8)


5 The Portfolio commenced selling Class 2 shares on November 6, 2001.
6 Per share numbers have been calculated using the average shares method.
7 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.
8 Annualized.

FINANCIAL HIGHLIGHTS


FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                                              CLASS 1
                                                              --------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO                                      2005          2004          2003         2002         2001
YEARS ENDED DECEMBER 31                                       --------      --------      --------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  18.45      $  16.46      $  12.55      $ 16.45      $ 18.61
                                                              --------      --------      --------      -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.19(6)       0.14(6)       0.14(6)      0.15(6)      0.16(6)
      Net realized and unrealized gain/(loss) on investments      1.22          1.96          3.98        (3.47)       (1.27)
                                                              --------      --------      --------      -------      -------
      Total from investment operations                            1.41          2.10          4.12        (3.32)       (1.11)
                                                              --------      --------      --------      -------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                    (0.12)        (0.11)        (0.21)       (0.54)       (0.57)
      Dividends from net realized capital gains                     --            --            --        (0.04)       (0.48)
                                                              --------      --------      --------      -------      -------
      Total distributions                                        (0.12)        (0.11)        (0.21)       (0.58)       (1.05)
                                                              --------      --------      --------      -------      -------
NET ASSET VALUE, END OF PERIOD                                $  19.74      $  18.45      $  16.46      $ 12.55      $ 16.45
                                                              ========      ========      ========      =======      =======
TOTAL RETURN(2)                                                   7.71%        12.83%        33.07%      (20.53)%      (6.25)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $136,966      $130,069      $105,077      $73,936      $97,401
      Ratio of operating expenses to average net assets(3)        0.31%         0.29%         0.31%        0.32%        0.31%
      Ratio of net investment income to average net assets        1.01%         0.80%         0.99%        1.06%        0.95%
      Portfolio turnover rate                                        9%            4%            9%          16%           5%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(3,4)                                           0.31%         0.29%         0.31%        0.32%        0.31%



NOTES TO FINANCIAL HIGHLIGHTS


1 Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.


2 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


3 The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

4 Ratio of operating expenses to average net assets includes expenses paid indirectly.

    CLASS 2
    ---------------------------------------------------------------------------------------
       2005              2004              2003              2002            2001(5)
    ---------------   ---------------   ---------------   ---------------   ---------------
        $ 18.38           $ 16.42           $ 12.54           $ 16.45           $15.54
        -------           -------           -------           -------           ------
           0.14(6)           0.09(6)           0.10(6)           0.11(6)          0.01(6)
           1.22              1.97              3.98             (3.44)            0.90(7)
        -------           -------           -------           -------           ------
           1.36              2.06              4.08             (3.33)            0.91
        -------           -------           -------           -------           ------
          (0.10)            (0.10)            (0.20)            (0.54)              --
             --                --                --             (0.04)              --
        -------           -------           -------           -------           ------
          (0.10)            (0.10)            (0.20)            (0.58)              --
        -------           -------           -------           -------           ------
        $ 19.64           $ 18.38           $ 16.42           $ 12.54           $16.45
        =======           =======           =======           =======           ======
           7.47%            12.54%            32.76%           (20.59)%           5.86%
        $48,413           $34,129           $14,766           $ 2,676           $  319
           0.56%             0.54%             0.56%             0.57%            0.56%(8)
           0.76%             0.55%             0.74%             0.81%            0.70%(8)
              9%                4%                9%               16%               5%
           0.56%             0.54%             0.56%             0.57%            0.56%(8)


5 The Portfolio commenced selling Class 2 shares on November 6, 2001.
6 Per share numbers have been calculated using the average shares method.
7 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.
8 Annualized.

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                               CLASS 1
                                                               ------------------------------------
REIT FUND                                                        2005          2004        2003(3)
YEARS ENDED DECEMBER 31                                        --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  16.96      $  13.04      $  10.00
                                                               --------      --------      --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                        0.47(5)       0.49(5)       0.36(5)
      Net realized and unrealized gain on investments              1.08          3.74          2.68
                                                               --------      --------      --------
      Total from investment operations                             1.55          4.23          3.04
                                                               --------      --------      --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                        (0.36)        (0.20)           --
      Dividends from net realized capital gains                   (0.66)        (0.11)           --
                                                               --------      --------      --------
      Total distributions                                         (1.02)        (0.31)           --
                                                               --------      --------      --------
NET ASSET VALUE, END OF PERIOD                                 $  17.49      $  16.96      $  13.04
                                                               ========      ========      ========
TOTAL RETURN(1)                                                    9.40%        33.08%        30.40%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $ 51,570      $ 51,632      $ 38,593
      Ratio of operating expenses to average net assets            0.89%         0.88%         1.00%(7)
      Ratio of net investment income to average net assets         2.82%         3.43%         4.21%(7)
      Portfolio turnover rate                                        25%           13%            3%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)       0.89%         0.88%         1.00%(7)



                                                               CLASS 1
                                                               ---------------------------------------------------------------
EQUITY INCOME FUND                                               2005          2004          2003          2002         2001
YEARS ENDED DECEMBER 31                                        --------      --------      --------      --------      -------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  16.26      $  13.90      $  11.01      $  12.87      $ 12.11
                                                               --------      --------      --------      --------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                        0.40(5)       0.32(5)       0.31(5)       0.36(5)      0.42(5)
      Net realized and unrealized gain/(loss) on investments       1.26          2.30          2.95         (1.95)        0.54
                                                               --------      --------      --------      --------      -------
      Total from investment operations                             1.66          2.62          3.26         (1.59)        0.96
                                                               --------      --------      --------      --------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                        (0.28)        (0.26)        (0.31)        (0.25)       (0.12)
      Dividends from net realized capital gains                      --            --         (0.06)        (0.02)       (0.08)
                                                               --------      --------      --------      --------      -------
      Total distributions                                         (0.28)        (0.26)        (0.37)        (0.27)       (0.20)
                                                               --------      --------      --------      --------      -------
NET ASSET VALUE, END OF PERIOD                                 $  17.64      $  16.26      $  13.90      $  11.01      $ 12.87
                                                               ========      ========      ========      ========      =======
TOTAL RETURN(1)                                                   10.27%        19.12%        30.10%       (12.51)%       7.92%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $237,482      $189,517      $149,603      $112,304      $97,982
      Ratio of operating expenses to average net assets            0.66%         0.67%         0.70%         0.70%        0.70%
      Ratio of net investment income to average net assets         2.40%         2.15%         2.63%         3.04%        3.29%
      Portfolio turnover rate                                        46%           26%           23%           16%          15%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)       0.66%         0.67%         0.70%         0.70%        0.70%



NOTES TO FINANCIAL HIGHLIGHTS


1 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

2 Ratio of operating expenses to average net assets includes expenses paid indirectly.
3 The REIT Fund commenced operations on May 1, 2003.
4 The REIT Fund commenced selling Class 2 shares on August 5, 2003.

    CLASS 2
    ---------------------------------------------------
         2005              2004             2003(4)
    ---------------   ---------------   ---------------
        $ 16.90             13.03           $ 11.20
    ---------------   ---------------   ---------------
           0.44(5)           0.45(5)           0.28(5)
           1.05              3.73              1.55
    ---------------   ---------------   ---------------
           1.49              4.18              1.83
    ---------------   ---------------   ---------------
          (0.35)            (0.20)               --
          (0.66)            (0.11)               --
    ---------------   ---------------   ---------------
          (1.01)            (0.31)               --
    ---------------   ---------------   ---------------
        $ 17.38           $ 16.90           $ 13.03
    ===============   ===============   ===============
           9.10%            32.72%            16.34%
        $ 1,254           $   338           $     1
           1.14%             1.13%             1.25%(7)
           2.57%             3.18%             3.96%(7)
             25%               13%                3%
           1.14%             1.13%             1.25%(7)



                                            CLASS 2
    ---------------------------------------------------------------------------------------
         2005              2004              2003              2002             2001(6)
    ---------------   ---------------   ---------------   ---------------   ---------------
        $ 16.18           $ 13.85           $ 10.99           $12.87            $12.64
        -------           -------           -------           ------            ------
           0.36(5)           0.28(5)           0.29(5)          0.32(5)           0.22(5)
           1.24              2.30              2.93            (1.93)             0.21
        -------           -------           -------           ------            ------
           1.60              2.58              3.22            (1.61)             0.43
        -------           -------           -------           ------            ------
          (0.25)            (0.25)            (0.30)           (0.25)            (0.12)
             --                --             (0.06)           (0.02)            (0.08)
        -------           -------           -------           ------            ------
          (0.25)            (0.25)            (0.36)           (0.27)            (0.20)
        -------           -------           -------           ------            ------
        $ 17.53           $ 16.18           $ 13.85           $10.99            $12.87
        =======           =======           =======           ======            ======
           9.97%            18.82%            29.73%          (12.67)%            3.40%
        $41,976           $24,094           $12,619           $6,460            $  658
           0.91%             0.92%             0.95%            0.95%             0.94%(7)
           2.15%             1.90%             2.38%            2.79%             3.05%(7)
             46%               26%               23%              16%               15%
           0.91%             0.92%             0.95%            0.95%             0.94%(7)


5 Per share numbers have been calculated using the average shares method. 6 The Equity Income Fund commenced selling Class 2 shares on May 1, 2001. 7 Annualized.

FINANCIAL HIGHLIGHTS


FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                          CLASS 1
                                          ---------------------------------------------------------------------------------------
GROWTH & INCOME FUND                           2005              2004              2003              2002              2001
YEARS ENDED DECEMBER 31                   ---------------   ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  18.19          $  16.85          $  13.45          $  17.18          $  18.23
                                             --------          --------          --------          --------          --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                      0.25              0.23(4)           0.19(4)           0.15(4)           0.09
      Net realized and unrealized
         gain/(loss) on investments              0.35              1.29              3.39             (3.77)            (0.70)
                                             --------          --------          --------          --------          --------
      Total from investment operations           0.60              1.52              3.58             (3.62)            (0.61)
                                             --------          --------          --------          --------          --------
   LESS DISTRIBUTIONS:
      Dividends from net investment
         income                                 (0.23)            (0.18)            (0.18)            (0.11)            (0.06)
      Dividends from net realized
         capital gains                             --                --                --                --             (0.38)
                                             --------          --------          --------          --------          --------
      Total distributions                       (0.23)            (0.18)            (0.18)            (0.11)            (0.44)
                                             --------          --------          --------          --------          --------
NET ASSET VALUE, END OF PERIOD               $  18.56          $  18.19          $  16.85          $  13.45          $  17.18
                                             ========          ========          ========          ========          ========
TOTAL RETURN(1)                                  3.30%             9.08%            26.80%           (21.16)%           (3.51)%
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in
         000s)                               $265,115          $270,775          $245,820          $209,337          $319,171
      Ratio of operating expenses to
         average net assets                      0.77%             0.79%             0.83%             0.81%             0.78%
      Ratio of net investment income to
         average net assets                      1.32%             1.33%             1.28%             1.01%             0.54%
      Portfolio turnover rate                      24%               11%               16%               20%               25%
      Ratio of operating expenses to
         average net assets without fee
         waivers, expenses reimbursed
         and/or fees reduced by credits
         allowed by the custodian(2)             0.77%             0.79%             0.83%             0.81%             0.78%



                                          CLASS 1
                                          ---------------------------------------------------------------------------------------
WEST COAST EQUITY FUND                         2005              2004              2003              2002              2001
YEARS ENDED DECEMBER 31                   ---------------   ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  20.45          $  18.14          $  12.69          $  16.70          $  16.01
                                             --------          --------          --------          --------          --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                      0.13(4)           0.16(4)           0.06(4)           0.06(4)           0.10(4)
      Net realized and unrealized
         gain/(loss) on investment               1.61              2.20              5.43             (3.79)             1.03
                                             --------          --------          --------          --------          --------
      Total from investment operations           1.74              2.36              5.49             (3.73)             1.13
                                             --------          --------          --------          --------          --------
   LESS DISTRIBUTIONS:
      Dividends from net investment
         income                                 (0.15)            (0.05)            (0.04)            (0.08)            (0.09)
      Dividends from net realized
         capital gains                             --                --                --             (0.20)            (0.35)
                                             --------          --------          --------          --------          --------
      Total distributions                       (0.15)            (0.05)            (0.04)            (0.28)            (0.44)
                                             --------          --------          --------          --------          --------
NET ASSET VALUE, END OF PERIOD               $  22.04          $  20.45          $  18.14          $  12.69          $  16.70
                                             ========          ========          ========          ========          ========
TOTAL RETURN(1)                                  8.57%            13.03%            43.35%           (22.55)%            6.88%
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in
         000s)                               $130,071          $119,371          $105,160          $ 68,227          $ 83,835
      Ratio of operating expenses to
         average net assets                      0.68%             0.69%             0.71%             0.71%             0.70%
      Ratio of net investment income to
         average net assets                      0.62%             0.87%             0.42%             0.42%             0.59%
      Portfolio turnover rate                      18%               17%               16%               20%               19%
      Ratio of operating expenses to
         average net assets without fee
         waivers, expenses reimbursed
         and/or fees reduced by credits
         allowed by the custodian(2)             0.68%             0.69%             0.71%             0.71%             0.70%



NOTES TO FINANCIAL HIGHLIGHTS


1 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

2 Ratio of operating expenses to average net assets includes expenses paid indirectly.
3 The Fund commenced selling Class 2 shares on November 6, 2001.
4 Per share numbers have been calculated using the average shares method.

    CLASS 2
    ---------------------------------------------------------------------------------------
         2005              2004              2003              2002             2001(3)
    ---------------   ---------------   ---------------   ---------------   ---------------
        $ 18.10           $16.79            $13.42            $17.18            $16.59
        -------           ------            ------            ------            ------
           0.20             0.19(4)           0.15(4)           0.11(4)           0.00(5)
           0.34             1.28              3.39             (3.76)             0.59(6)
        -------           ------            ------            ------            ------
           0.54             1.47              3.54             (3.65)             0.59
        -------           ------            ------            ------            ------
          (0.18)           (0.16)            (0.17)            (0.11)               --
             --               --                --                --                --
        -------           ------            ------            ------            ------
          (0.18)           (0.16)            (0.17)            (0.11)               --
        -------           ------            ------            ------            ------
        $ 18.46           $18.10            $16.79            $13.42            $17.18
        =======           ======            ======            ======            ======
           2.97%            8.78%            26.49%           (21.33)%            3.56%
        $ 3,427           $3,425            $2,712            $1,301            $  112
           1.02%            1.04%             1.08%             1.06%             1.03%(7)
           1.07%            1.08%             1.03%             0.76%             0.29%(7)
             24%              11%               16%               20%               25%
           1.02%            1.04%             1.08%             1.06%             1.03%(7)



    CLASS 2
    ---------------------------------------------------------------------------------------
         2005              2004              2003              2002             2001(3)
    ---------------   ---------------   ---------------   ---------------   ---------------
        $ 20.35           $18.08            $12.67            $16.70            $15.52
        -------           ------            ------            ------            ------
           0.08(4)          0.11(4)           0.02(4)           0.02(4)           0.01(4)
           1.60             2.19              5.41             (3.77)             1.17
        -------           ------            ------            ------            ------
           1.68             2.30              5.43             (3.75)             1.18
        -------           ------            ------            ------            ------
          (0.11)           (0.03)            (0.02)            (0.08)               --
             --               --                --             (0.20)               --
        -------           ------            ------            ------            ------
          (0.11)           (0.03)            (0.02)            (0.28)               --
        -------           ------            ------            ------            ------
        $ 21.92           $20.35            $18.08            $12.67            $16.70
        =======           ======            ======            ======            ======
           8.30%           12.72%            42.93%           (22.67)%            7.60%
        $10,823           $8,270            $5,202            $2,313            $   58
           0.93%            0.94%             0.96%             0.96%             0.95%(7)
           0.37%            0.62%             0.17%             0.17%             0.34%(7)
             18%              17%               16%               20%               19%
           0.93%            0.94%             0.96%             0.96%             0.95%(7)


5 Amount represents less than $0.01 per share.
6 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

7 Annualized.

FINANCIAL HIGHLIGHTS


FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                                              CLASS 1
                                                              ----------------------------------------------------------------
MID CAP STOCK FUND                                              2005          2004          2003          2002          2001
YEARS ENDED DECEMBER 31                                       --------      --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  16.44      $  14.63      $  11.49      $  13.14      $  11.74
                                                              --------      --------      --------      --------      --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income/(loss)                                0.27(4)       0.08(4)       0.06(4)       0.04(4)       0.03(4)
      Net realized and unrealized gain/(loss) on investments      1.84          2.03          3.12         (1.36)         1.38
                                                              --------      --------      --------      --------      --------
      Total from investment operations                            2.11          2.11          3.18         (1.32)         1.41
                                                              --------      --------      --------      --------      --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                       (0.08)        (0.05)        (0.04)        (0.03)        (0.01)
      Dividends from net realized capital gains                  (1.13)        (0.25)           --         (0.30)           --
                                                              --------      --------      --------      --------      --------
      Total distributions                                        (1.21)        (0.30)        (0.04)        (0.33)        (0.01)
                                                              --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                                $  17.34      $  16.44      $  14.63      $  11.49      $  13.14
                                                              ========      ========      ========      ========      ========
TOTAL RETURN(1)                                                  13.39%        14.59%        27.73%       (10.35)%       11.99%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $103,543      $108,347      $ 84,408      $ 63,119      $ 71,988
      Ratio of operating expenses to average net assets           0.81%         0.81%         0.83%         0.84%         0.82%
      Ratio of net investment income/(loss) to average net
         assets                                                   1.62%         0.54%         0.47%         0.32%         0.21%
      Portfolio turnover rate                                       27%           32%           37%           28%           30%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)      0.81%         0.81%         0.83%         0.84%         0.82%



                                                              CLASS 1
                                                              ----------------------------------------------------------------
GROWTH FUND                                                     2005          2004          2003          2002          2001
YEARS ENDED DECEMBER 31                                       --------      --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  13.03      $  12.04      $   9.32      $  13.51      $  22.99
                                                              --------      --------      --------      --------      --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income/(loss)                                0.02          0.07         (0.00)(5)     (0.01)(4)      0.02(4)
      Net realized and unrealized gain/(loss) on investments      0.94          0.92          2.72         (4.18)        (6.24)
                                                              --------      --------      --------      --------      --------
      Total from investment operations                            0.96          0.99          2.72         (4.19)        (6.22)
                                                              --------      --------      --------      --------      --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                       (0.07)           --            --            --         (0.37)
      Dividends from net realized capital gains                     --            --            --            --         (2.89)
                                                              --------      --------      --------      --------      --------
      Total distributions                                        (0.07)           --            --            --         (3.26)
                                                              --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                                $  13.92      $  13.03      $  12.04      $   9.32      $  13.51
                                                              ========      ========      ========      ========      ========
TOTAL RETURN(1)                                                   7.41%         8.22%        29.18%       (31.01)%      (29.05)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $271,508      $245,637      $189,837      $135,422      $167,483
      Ratio of operating expenses to average net assets           0.87%         0.94%         0.98%         1.00%         0.94%
      Ratio of net investment income/(loss) to average net
         assets                                                   0.15%         0.58%        (0.04)%       (0.05)%        0.11%
      Portfolio turnover rate                                       81%           66%           75%          171%           92%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)      0.87%         0.95%         0.98%         1.00%         0.94%



NOTES TO FINANCIAL HIGHLIGHTS


1 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

2 Ratio of operating expenses to average net assets includes expenses paid indirectly.

3 The Mid Cap Stock Fund commenced selling Class 2 shares on May 1, 2001.


4Per share numbers have been calculated using the average shares method.

    CLASS 2
    ---------------------------------------------------------------------------------------
         2005              2004              2003              2002             2001(3)
    ---------------   ---------------   ---------------   ---------------   ---------------
        $16.36            $14.58            $11.46            $ 13.13           $12.35
        ------            ------            ------            -------           ------
          0.22(4)           0.04(4)           0.03(4)            0.01(4)         (0.00)(4,5)
          1.84              2.02              3.11              (1.36)            0.79
        ------            ------            ------            -------           ------
          2.06              2.06              3.14              (1.35)            0.79
        ------            ------            ------            -------           ------
         (0.05)            (0.03)            (0.02)             (0.02)           (0.01)
         (1.13)            (0.25)               --              (0.30)              --
        ------            ------            ------            -------           ------
         (1.18)            (0.28)            (0.02)             (0.32)           (0.01)
        ------            ------            ------            -------           ------
        $17.24            $16.36            $14.58            $ 11.46           $13.13
        ======            ======            ======            =======           ======
         13.12%            14.28%            27.45%            (10.54)%           6.38%
        $7,692            $6,080            $3,725            $ 1,962           $  668
          1.06%             1.06%             1.08%              1.09%            1.07%(6)
          1.37%             0.29%             0.22%              0.07%           (0.04)%(6)
            27%               32%               37%                28%              30%
          1.06%             1.06%             1.08%              1.09%            1.07%(6)



    CLASS 2
    ---------------------------------------------------------------------------------------
         2005              2004              2003              2002             2001(7)
    ---------------   ---------------   ---------------   ---------------   ---------------
        $12.94            $11.98            $ 9.30            $ 13.51           $12.81
        ------            ------            ------            -------           ------
         (0.01)             0.04             (0.03)             (0.03)(4)        (0.00)(4,5)
          0.94              0.92              2.71              (4.18)            0.70(8)
        ------            ------            ------            -------           ------
          0.93              0.96              2.68              (4.21)            0.70
        ------            ------            ------            -------           ------
         (0.04)               --                --                 --               --
            --                --                --                 --               --
        ------            ------            ------            -------           ------
         (0.04)               --                --                 --               --
        ------            ------            ------            -------           ------
        $13.83            $12.94            $11.98            $  9.30           $13.51
        ======            ======            ======            =======           ======
          7.17%             8.01%            28.82%            (31.16)%           5.46%
        $1,271            $1,355            $1,274            $   622           $   31
          1.12%             1.19%             1.23%              1.25%            1.19%(6)
         (0.10)%            0.33%            (0.29)%            (0.30)%          (0.14)%(6)
            81%               66%               75%               171%              92%
          1.12%             1.20%             1.23%              1.25%            1.19%(6)



5 Amount represents less than $0.01 per share.


6 Annualized.


7 The Growth Fund commenced selling Class 2 shares on November 6, 2001.


8 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

FINANCIAL HIGHLIGHTS


FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                          CLASS 1
                                          ---------------------------------
SMALL CAP VALUE FUND                           2005             2004(3)
YEARS ENDED DECEMBER 31                   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 12.27           $ 10.00
                                              -------           -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                      0.11(5)           0.06
      Net realized and unrealized gain
         on investments                          0.50              2.21
                                              -------           -------
      Total from investment operations           0.61              2.27
                                              -------           -------
   LESS DISTRIBUTIONS:
      Dividends from net investment
         income                                 (0.06)               --
      Dividends from net realized
         capital gains                          (0.39)               --
                                              -------           -------
      Total distributions                       (0.45)               --
                                              -------           -------
NET ASSET VALUE, END OF PERIOD                $ 12.43           $ 12.27
                                              =======           =======
TOTAL RETURN(1)                                  4.97%            22.70%
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in
         000s)                                $38,346           $42,668
      Ratio of operating expenses to
         average net assets                      0.97%             1.08%(6)
      Ratio of net investment income to
         average net assets                      0.93%             0.83%(6)
      Portfolio turnover rate                      59%               50%
      Ratio of operating expenses to
         average net assets without fee
         waivers, expenses reimbursed
         and/or fees reduced by credits
         allowed by the custodian(2)             0.97%             1.08%(6)



                                          CLASS 1
                                          ---------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                          2005              2004              2003              2002              2001
YEARS ENDED DECEMBER 31                   ---------------   ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  9.85           $  9.41           $  5.49           $ 11.37           $ 16.03
                                              -------           -------           -------           -------           -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss                       (0.06)            (0.05)            (0.02)(5)         (0.02)(5)         (0.06)(5)
      Net realized and unrealized
         gain/(loss) on investments             (0.11)             0.49              3.94             (5.27)            (1.69)
                                              -------           -------           -------           -------           -------
      Total from investment operations          (0.17)             0.44              3.92             (5.29)            (1.75)
                                              -------           -------           -------           -------           -------
   LESS DISTRIBUTIONS:
      Dividends from net investment
         income                                    --                --                --                --                --
      Dividends from net realized
         capital gains                             --                --                --             (0.59)            (2.91)
                                              -------           -------           -------           -------           -------
      Total distributions                          --                --                --             (0.59)            (2.91)
                                              -------           -------           -------           -------           -------
NET ASSET VALUE, END OF PERIOD                $  9.68           $  9.85           $  9.41           $  5.49           $ 11.37
                                              =======           =======           =======           =======           =======
TOTAL RETURN(1)                                 (1.73)%            4.68%            71.40%           (47.15)%          (12.73)%
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in
         000s)                                $42,679           $53,049           $70,806           $39,476           $73,367
      Ratio of operating expenses to
         average net assets                      1.11%             0.98%             1.00%             1.00%             0.95%
      Ratio of net investment loss to
         average net assets                     (0.61)%           (0.56)%           (0.31)%           (0.31)%           (0.44)%
      Portfolio turnover rate                     172%(8)            41%               67%               29%               46%
      Ratio of operating expenses to
         average net assets without fee
         waivers, expenses reimbursed
         and/or fees reduced by credits
         allowed by the custodian(2)             1.11%             0.98%             1.00%             1.00%             0.95%



NOTES TO FINANCIAL HIGHLIGHTS


1 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

2 Ratio of operating expenses to average net assets includes expenses paid indirectly.
3 The Small Cap Value Fund commenced operations on May 3, 2004.

4 The Small Cap Value Fund commenced selling Class 2 shares on July 1, 2005.

    CLASS 2
    ---------------
        2005(4)
    ---------------
        $12.28
        ------
          0.08(5)
          0.05
        ------
          0.13
        ------
            --
            --
        ------
            --
        ------
        $12.41
        ======
          1.14%
        $   15
          1.22%(6)
          0.68%(6)
            59%
          1.22%(6)



    CLASS 2
    ----------------------------------------------------------------------------------
         2005              2004              2003              2002          2001(7)
    ---------------   ---------------   ---------------   ---------------   ----------
        $ 9.77            $ 9.35            $ 5.47            $11.36          $14.41
        ------            ------            ------            ------          ------
         (0.08)            (0.07)            (0.04)(5)         (0.03)(5)       (0.05)(5)
         (0.12)             0.49              3.92             (5.27)          (0.09)
        ------            ------            ------            ------          ------
         (0.20)             0.42              3.88             (5.30)          (0.14)
        ------            ------            ------            ------          ------
            --                --                --                --              --
            --                --                --             (0.59)          (2.91)
        ------            ------            ------            ------          ------
            --                --                --             (0.59)          (2.91)
        ------            ------            ------            ------          ------
        $ 9.57            $ 9.77            $ 9.35            $ 5.47          $11.36
        ======            ======            ======            ======          ======
         (2.05)%            4.49%            70.93%           (47.28)%         (3.00)%
        $3,762            $3,626            $2,710            $1,068          $  440
          1.36%             1.23%             1.25%             1.25%           1.20%(6)
         (0.86)%           (0.81)%           (0.56)%           (0.56)%         (0.69)%(6)
           172%(8)            41%               67%               29%             46%
          1.36%             1.23%             1.25%             1.25%           1.20%(6)



5 Per share numbers have been calculated using the average shares method.


6 Annualized.


7 The Small Cap Growth Fund commenced selling Class 2 shares on May 1, 2001.


8The Small Cap Growth Fund had unusually high portfolio turnover due to a change in sub-advisors.

FINANCIAL HIGHLIGHTS


FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                          CLASS 1
                                          ---------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND                      2005              2004              2003              2002              2001
YEARS ENDED DECEMBER 31                   ---------------   ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  12.77           $ 11.38           $  8.51           $ 10.21           $ 13.65
                                             --------           -------           -------           -------           -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                      0.17(4)           0.12(4)           0.09(4)           0.04(4)           0.04
      Net realized and unrealized
         gain/(loss) on investments              2.07              1.41              2.91             (1.63)            (2.39)
                                             --------           -------           -------           -------           -------
      Total from investment operations           2.24              1.53              3.00             (1.59)            (2.35)
                                             --------           -------           -------           -------           -------
   LESS DISTRIBUTIONS:
      Dividends from net investment
         income                                 (0.21)            (0.14)            (0.13)            (0.11)            (0.09)
      Dividends from net realized
         capital gains                             --                --                --                --             (1.00)
                                             --------           -------           -------           -------           -------
      Total distributions                       (0.21)            (0.14)            (0.13)            (0.11)            (1.09)
                                             --------           -------           -------           -------           -------
NET ASSET VALUE, END OF PERIOD               $  14.80           $ 12.77           $ 11.38           $  8.51           $ 10.21
                                             ========           =======           =======           =======           =======
TOTAL RETURN(1)                                 17.87%            13.60%            35.51%           (15.71)%          (17.78)%
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in
         000s)                               $109,029           $91,875           $74,138           $50,625           $49,178
      Ratio of operating expenses to
         average net assets                      1.11%             1.16%             1.21%             1.26%             1.19%
      Ratio of net investment income to
         average net assets                      1.27%             0.99%             0.94%             0.49%             0.33%
      Portfolio turnover rate                      32%               23%               22%               30%               34%
      Ratio of operating expenses to
         average net assets without fee
         waivers, expenses reimbursed
         and/or fees reduced by credits
         allowed by the custodian(2)             1.11%             1.16%             1.21%             1.26%             1.19%



                                          CLASS 1
                                          ---------------------------------------------------------------------------------------
SHORT TERM INCOME FUND                         2005              2004              2003              2002              2001
YEARS ENDED DECEMBER 31                   ---------------   ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD         $   2.58           $  2.63           $  2.65           $  2.60           $  2.44
                                             --------           -------           -------           -------           -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                      0.10(4)           0.10(4)           0.11(4)           0.14(4)           0.15(4)
      Net realized and unrealized
         gain/(loss) on investments             (0.06)            (0.05)             0.04              0.02              0.05
                                             --------           -------           -------           -------           -------
      Total from investment operations           0.04              0.05              0.15              0.16              0.20
                                             --------           -------           -------           -------           -------
   LESS DISTRIBUTIONS:
      Dividends from net investment
         income                                 (0.10)            (0.10)            (0.17)            (0.11)            (0.04)
      Dividends from net realized
         capital gains                             --                --                --                --                --
                                             --------           -------           -------           -------           -------
      Total distributions                       (0.10)            (0.10)            (0.17)            (0.11)            (0.04)
                                             --------           -------           -------           -------           -------
NET ASSET VALUE, END OF PERIOD               $   2.52           $  2.58           $  2.63           $  2.65           $  2.60
                                             ========           =======           =======           =======           =======
TOTAL RETURN(1)                                  1.64%             2.07%             5.52%             6.26%             8.15%
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in
         000s)                               $ 47,221           $48,574           $46,628           $41,592           $50,343
      Ratio of operating expenses to
         average net assets                      0.60%             0.61%             0.63%             0.62%             0.60%
      Ratio of net investment income to
         average net assets                      4.01%             3.74%             4.31%             5.42%             5.77%
      Portfolio turnover rate                      22%               17%               38%               41%               44%
      Ratio of operating expenses to
         average net assets without fee
         waivers, expenses reimbursed
         and/or fees reduced by credits
         allowed by the custodian(2)             0.60%             0.61%             0.63%             0.62%             0.60%



NOTES TO FINANCIAL HIGHLIGHTS


1 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

2 Ratio of operating expenses to average net assets includes expenses paid indirectly.
3 The Fund commenced selling Class 2 shares on November 6, 2001.
4 Per share numbers have been calculated using the average shares method.

    CLASS 2
    ---------------------------------------------------------------------------------------
         2005              2004              2003              2002             2001(3)
    ---------------   ---------------   ---------------   ---------------   ---------------
        $12.71            $11.34            $ 8.49            $ 10.21           $ 9.78
        ------            ------            ------            -------           ------
          0.13(4)           0.09(4)           0.06(4)            0.02(4)          0.00(5)
          2.07              1.41              2.90              (1.63)            0.43(6)
        ------            ------            ------            -------           ------
          2.20              1.50              2.96              (1.61)            0.43
        ------            ------            ------            -------           ------
         (0.20)            (0.13)            (0.11)             (0.11)              --
            --                --                --                 --               --
        ------            ------            ------            -------           ------
         (0.20)            (0.13)            (0.11)             (0.11)              --
        ------            ------            ------            -------           ------
        $14.71            $12.71            $11.34            $  8.49           $10.21
        ======            ======            ======            =======           ======
         17.59%            13.33%            35.10%            (15.91)%           4.40%
        $1,088            $  310            $  182            $    93           $    0
          1.36%             1.41%             1.46%              1.51%            1.40%(7)
          1.02%             0.74%             0.69%              0.24%            0.12%(7)
            32%               23%               22%                30%              34%
          1.36%             1.41%             1.46%              1.51%            1.40%(7)



    CLASS 2
    ----------------------------------------------------------------------------------
         2005              2004              2003              2002          2001(3)
    ---------------   ---------------   ---------------   ---------------   ----------
        $ 2.56            $ 2.62            $ 2.64            $  2.60         $ 2.60
        ------            ------            ------            -------         ------
          0.09(4)           0.09(4)           0.10(4)            0.13(4)        0.02(4)
         (0.05)            (0.05)             0.04               0.02          (0.02)(6)
        ------            ------            ------            -------         ------
          0.04              0.04              0.14               0.15           0.00(5)
        ------            ------            ------            -------         ------
         (0.09)            (0.10)            (0.16)             (0.11)            --
            --                --                --                 --             --
        ------            ------            ------            -------         ------
         (0.09)            (0.10)            (0.16)             (0.11)            --
        ------            ------            ------            -------         ------
        $ 2.51            $ 2.56            $ 2.62            $  2.64         $ 2.60
        ======            ======            ======            =======         ======
          1.76%             1.60%             5.46%              5.86%          0.00%
        $5,156            $7,096            $6,157            $ 1,188         $   20
          0.85%             0.86%             0.88%              0.87%          0.85%(7)
          3.76%             3.49%             4.06%              5.17%          5.52%(7)
            22%               17%               38%                41%            44%
          0.85%             0.86%             0.88%              0.87%          0.85%(7)


5 Amount represents less than $0.01 per share.
6 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

7 Annualized.

FINANCIAL HIGHLIGHTS


FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                                               CLASS 1
                                                               ----------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND                                  2005          2004          2003          2002          2001
YEARS ENDED DECEMBER 31                                        --------      --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.71      $  10.75      $  11.05      $  10.55      $   9.93
                                                               --------      --------      --------      --------      --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                        0.46(4)       0.45(4)       0.46(4)       0.59(4)       0.61(4)
      Net realized and unrealized gain/(loss) on investments      (0.22)        (0.06)        (0.23)         0.33          0.16
                                                               --------      --------      --------      --------      --------
      Total from investment operations                             0.24          0.39          0.23          0.92          0.77
                                                               --------      --------      --------      --------      --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                        (0.48)        (0.43)        (0.53)        (0.42)        (0.15)
      Dividends from net realized capital gains                      --            --            --            --            --
                                                               --------      --------      --------      --------      --------
      Total distributions                                         (0.48)        (0.43)        (0.53)        (0.42)        (0.15)
                                                               --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                                 $  10.47      $  10.71      $  10.75      $  11.05      $  10.55
                                                               ========      ========      ========      ========      ========
TOTAL RETURN(1)                                                    2.27%         3.78%         2.14%         8.87%         7.79%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $266,902      $263,816      $204,193      $173,770      $136,904
      Ratio of operating expenses to average net assets            0.54%         0.54%         0.56%         0.56%         0.56%
      Ratio of net investment income to average net assets         4.39%         4.21%         4.26%         5.45%         5.89%
      Portfolio turnover rate                                        33%           28%           46%           41%           31%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)       0.54%         0.54%         0.56%         0.56%         0.56%



                                                              CLASS 1
                                                              ----------------------------------------------------------------
INCOME FUND                                                     2005          2004          2003          2002          2001
YEARS ENDED DECEMBER 31                                       --------      --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  11.08      $  11.18      $  10.79      $  10.31      $   9.70
                                                              --------      --------      --------      --------      --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.60(4)       0.61(4)       0.63(4)       0.69(4)       0.67(4)
      Net realized and unrealized gain/(loss) on investments     (0.34)        (0.03)         0.42          0.27          0.11
                                                              --------      --------      --------      --------      --------
      Total from investment operations                            0.26          0.58          1.05          0.96          0.78
                                                              --------      --------      --------      --------      --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                       (0.65)        (0.68)        (0.66)        (0.48)        (0.17)
      Dividends from net realized capital gains                     --            --            --            --            --
                                                              --------      --------      --------      --------      --------
      Total distributions                                        (0.65)        (0.68)        (0.66)        (0.48)        (0.17)
                                                              --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                                $  10.69      $  11.08      $  11.18      $  10.79      $  10.31
                                                              ========      ========      ========      ========      ========
TOTAL RETURN(1)                                                   2.40%         5.56%         9.78%         9.61%         8.08%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $185,140      $185,570      $193,953      $179,844      $154,826
      Ratio of operating expenses to average net assets           0.54%         0.55%         0.56%         0.56%         0.55%
      Ratio of net investment income to average net assets        5.50%         5.53%         5.74%         6.64%         6.69%
      Portfolio turnover rate                                       13%           20%           24%           21%           33%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)      0.54%         0.55%         0.56%         0.56%         0.55%



NOTES TO FINANCIAL HIGHLIGHTS


1 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

2 Ratio of operating expenses to average net assets includes expenses paid indirectly.
3 The Fund commenced selling Class 2 shares on November 6, 2001.

    CLASS 2
    --------------------------------------------------------------
       2005         2004         2003         2002       2001(3)
    ----------   ----------   ----------   ----------   ----------
     $ 10.66      $ 10.70      $ 11.02      $ 10.55       $10.70
     -------      -------      -------      -------       ------
        0.43(4)      0.42(4)      0.44(4)      0.56(4)      0.09(4)
       (0.22)       (0.06)       (0.23)        0.33        (0.24)(5)
     -------      -------      -------      -------       ------
        0.21         0.36         0.21         0.89        (0.15)
     -------      -------      -------      -------       ------
       (0.44)       (0.40)       (0.53)       (0.42)          --
          --           --           --           --           --
     -------      -------      -------      -------       ------
       (0.44)       (0.40)       (0.53)       (0.42)          --
     -------      -------      -------      -------       ------
     $ 10.43      $ 10.66      $ 10.70      $ 11.02       $10.55
     =======      =======      =======      =======       ======
        2.02%        3.59%        1.87%        8.57%       (1.40)%
     $ 8,742      $12,757      $16,323      $12,264       $  753
        0.79%        0.79%        0.81%        0.81%        0.81%(6)
        4.14%        3.96%        4.01%        5.20%        5.64%(6)
          33%          28%          46%          41%          31%
        0.79%        0.79%        0.81%        0.81%        0.81%(6)



    CLASS 2
    --------------------------------------------------------------
       2005         2004         2003         2002       2001(3)
    ----------   ----------   ----------   ----------   ----------
     $ 11.01      $ 11.12      $ 10.77      $ 10.31      $ 10.45
     -------      -------      -------      -------      -------
        0.57(4)      0.58(4)      0.60(4)      0.65(4)      0.10(4)
       (0.34)       (0.03)        0.41         0.29        (0.24)(5)
     -------      -------      -------      -------      -------
        0.23         0.55         1.01         0.94        (0.14)
     -------      -------      -------      -------      -------
       (0.62)       (0.66)       (0.66)       (0.48)          --
          --           --           --           --           --
     -------      -------      -------      -------      -------
       (0.62)       (0.66)       (0.66)       (0.48)          --
     -------      -------      -------      -------      -------
     $ 10.62      $ 11.01      $ 11.12      $ 10.77      $ 10.31
     =======      =======      =======      =======      =======
        2.06%        5.31%        9.47%        9.40%       (1.34)%
     $20,374      $23,358      $21,188      $ 8,186      $   362
        0.79%        0.80%        0.81%        0.81%        0.80%(6)
        5.25%        5.28%        5.49%        6.39%        6.44%(6)
          13%          20%          24%          21%          33%
        0.79%        0.80%        0.81%        0.81%        0.80%(6)


4 Per share numbers have been calculated using the average shares method.
5 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
6 Annualized.

FINANCIAL HIGHLIGHTS


FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                                                                         CLASS 1
                                                              --------------------------------------------------------------
MONEY MARKET FUND                                                2005         2004         2003         2002         2001
YEARS ENDED DECEMBER 31                                       ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                               -------      -------      -------      -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                      0.026        0.008        0.006        0.014(4)     0.036
      Net realized and unrealized loss on investments               --           --           --           --       (0.000)(5)
                                                               -------      -------      -------      -------      -------
      Total from investment operations                           0.026        0.008        0.006        0.014        0.036
                                                               -------      -------      -------      -------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                      (0.026)      (0.008)      (0.006)      (0.014)      (0.036)
      Dividends from net realized capital gains                     --           --           --           --           --
                                                               -------      -------      -------      -------      -------
      Total distributions                                       (0.026)      (0.008)      (0.006)      (0.014)      (0.036)
                                                               -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                 $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                               =======      =======      =======      =======      =======
TOTAL RETURN(1)                                                   2.59%        0.85%        0.65%        1.39%        3.68%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $13,132      $14,660      $20,198      $33,766      $28,563
      Ratio of operating expenses to average net assets           0.70%        0.63%        0.60%        0.57%        0.62%
      Ratio of net investment income to average net assets        2.53%        0.84%        0.67%        1.32%        3.41%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)      0.70%        0.63%        0.60%        0.57%        0.62%



NOTES TO FINANCIAL HIGHLIGHTS


1 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

2 Ratio of operating expenses to average net assets includes expenses paid indirectly.
3 The Fund commenced selling Class 2 shares on November 6, 2001.

    CLASS 2
    --------------------------------------------------------------
       2005         2004         2003         2002       2001(3)
    ----------   ----------   ----------   ----------   ----------
     $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
     -------      -------      -------      -------      -------
       0.023        0.006        0.004        0.011(4)     0.002
          --           --           --           --       (0.000)(5)
     -------      -------      -------      -------      -------
       0.023        0.006        0.004        0.011        0.002
     -------      -------      -------      -------      -------
      (0.023)      (0.006)      (0.004)      (0.011)      (0.002)
          --           --           --           --           --
     -------      -------      -------      -------      -------
      (0.023)      (0.006)      (0.004)      (0.011)      (0.002)
     -------      -------      -------      -------      -------
     $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
     =======      =======      =======      =======      =======
        2.33%        0.59%        0.40%        1.13%        0.22%
     $ 3,315      $ 5,404      $ 3,068      $ 4,679      $   189
        0.95%        0.88%        0.85%        0.82%        0.87%(6)
        2.28%        0.59%        0.42%        1.07%        3.16%(6)
        0.95%        0.88%        0.85%        0.82%        0.87%(6)


4 Per share numbers have been calculated using the average shares method. 5 Amount represents less than $0.001 per share.
6 Annualized.

APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:


- Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the highest quality and high quality, respectively. Together, they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



- Baa -- Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

- AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

- BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

- BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economical and financial conditions.

- D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS:


INVESTMENT-GRADE


- AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

- AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

- A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

- BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


SPECULATIVE-GRADE


- BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

- B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


- CCC, CC, C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.



- DDD, DD, D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.



Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

FOR MORE INFORMATION ABOUT THE WM VARIABLE TRUST


The Statement of Additional Information (SAI) and Annual and Semiannual Reports to shareholders include additional information about the Portfolios and Funds. The SAI and the Report of Independent Registered Public Accounting Firm, along with the financial statements included in the Trust's most recent Annual Reports, are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes. The Trust's Annual Reports discuss the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the Trust, and make shareholder inquiries by contacting your financial advisor, by calling toll-free 800-222-5852, or by visiting wmgroupoffunds.com.



You may review and copy information about the Trust, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database or the Commission's Web site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to file number 811-07462.

                                                                  PRESORTED
Distributed by:                                                   STANDARD
WM Funds Distributor, Inc.                                     US POSTAGE PAID
1100 Investment Blvd., Suite 200                               LOS ANGELES, CA
El Dorado Hills, CA 95762                                       PERMIT #1831


                                                                      ADVVT 5/06

                               WM VARIABLE TRUST
                         1201 THIRD AVENUE, 22ND FLOOR
                           SEATTLE, WASHINGTON 98101

                                  800-222-5852


                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2006



                     STRATEGIC ASSET MANAGEMENT PORTFOLIOS


                                - Flexible Income Portfolio

                                - Conservative Balanced Portfolio

                                - Balanced Portfolio

                                - Conservative Growth Portfolio

                                - Strategic Growth Portfolio

                                  EQUITY FUNDS

                                - REIT Fund

                                - Equity Income Fund

                                - Growth & Income Fund

                                - West Coast Equity Fund

                                - Mid Cap Stock Fund

                                - Growth Fund

                                - Small Cap Value Fund

                                - Small Cap Growth Fund

                                - International Growth Fund

                               FIXED-INCOME FUNDS

                                - Short Term Income Fund

                                - U.S. Government Securities Fund

                                - Income Fund


                               MONEY MARKET FUND



This Statement of Additional Information ("SAI") is not a prospectus but supplements the information contained in the current prospectuses of WM Variable Trust (the "Trust") dated May 1, 2006 (collectively, the "Prospectus"). The SAI should be read in conjunction with the Prospectus, as amended or supplemented from time to time. The Trust's Annual Reports for the year ended December 31, 2005 are incorporated by reference into this SAI. The Trust's Prospectus and Annual Reports may be obtained without charge by writing to WM Shareholder Services, Inc. ("Shareholder Services") at 1201 Third Avenue, 22nd Floor, Seattle, Washington, 98101, by accessing wmgroupoffunds.com or by calling

Shareholder Services at 800-222-5852.

            CONTENTS


                                                                                   PAGE
                    Organization................................................     3
                    Management..................................................     4
                    Investment Advisor and Sub-Advisors.........................    12
                    Custodian, Administrator, Transfer Agent, Distributor, and
                      Other Service Providers...................................    26
                    Investment Objectives and Policies..........................    28
                    Investment Restrictions.....................................    40
                    Disclosure of Portfolio Holdings............................    45
                    Portfolio Turnover..........................................    46
                    Securities Transactions.....................................    47
                    Net Asset Value.............................................    49
                    Taxes.......................................................    50
                    Appendix A..................................................    53
                    Appendix B..................................................    57

ORGANIZATION



The Trust is an open-end management investment company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated January 29, 1993, as amended from time to time (the "Declaration of Trust"). The Trust has the power to issue separate series of shares and has authorized the following eighteen separate series: the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a "Portfolio" collectively, the "Portfolios"), and the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and Money Market Funds (each a "Fund" collectively, the "Funds"). Each Portfolio and Fund offers Class 1 and Class 2 shares, and each Portfolio and Fund is diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). As discussed in the Prospectus, the Portfolios invest in various Funds and may also invest in the High Yield Fund series of WM Trust I (the "WM High Yield Fund"). The Trust, together with WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC (together, the "Trusts" or the "Fund Complex"), are governed by a common Board of Trustees (the "Trustees").



  Prior to March 20, 1998, the Trust was known as The Sierra Variable Trust. Certificates representing shares in the Trust are not issued. The Trust's transfer agent, Shareholder Services, maintains a record of each shareholder's ownership of Trust shares. Each share has one vote, with fractional shares voting proportionately. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion, or subscription rights. Shareholders generally vote by Portfolio, Fund, or Class, except with respect to the election of Trustees and the selection of independent accountants.



  Under normal circumstances, there will be no meetings of shareholders for the purpose of selecting Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. Should this occur, the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.



  The Trust offers shares of beneficial interest, each without par value. Additional series may be established. Prior to May 1, 2004, the Small Cap Growth Fund was known as the Small Cap Stock Fund and prior to May 1, 2000, it was known as the Emerging Growth Fund. Prior to May 1, 2002, the West Coast Equity Fund was known as the Growth Fund of the Northwest and prior to May 1, 2000, it was known as the Northwest Fund. Prior to August 1, 2000, the Conservative Balanced Portfolio was known as the Income Portfolio and the Equity Income Fund was known as the Bond & Stock Fund. Prior to May 1, 2000, the Short Term Income Fund was known as the Short Term High Quality Bond Fund. Prior to March 20, 1998, the U.S. Government Securities Fund was known as the U.S. Government Fund, the Income Fund was known as the Corporate Income Fund, the Growth & Income Fund was known as the Growth and Income Fund, the Strategic Growth Portfolio was known as the Capital Growth Portfolio, the Conservative Growth Portfolio was known as the Growth Portfolio, and the Flexible Income Portfolio was known as the Value Portfolio. Prior to January 30, 1998, the Money Market Fund was known as the Global Money Fund.



  The Trust's Trustees monitor potential conflicts among variable life insurance policies, variable annuity contracts, insurance company shareholders, and qualified retirement plan shareholders and will determine what action, if any, should be taken to resolve any conflicts.



  Massachusetts law provides that the shareholders, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the assets of the relevant Portfolio or Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Trust.



MANAGEMENT



TRUSTEES AND OFFICERS



The Trust is governed by the Trustees who oversee the Trust's activities and are responsible for protecting the interests of shareholders. The names, addresses, and ages of the Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth in the following tables. The tables also identify those Trustees who are "interested persons" of the Trust, as defined in the 1940 Act. The officers of the Trust ("officers") are employees of organizations that provide services to the Portfolios and Funds offered by the Trust.

TRUSTEES AND OFFICERS (UNAUDITED):



                                                                                       NUMBER OF
                                                                                     PORTFOLIOS AND
                                                                                     FUNDS IN FUND
NAME, AGE, AND ADDRESS              LENGTH OF             PRINCIPAL OCCUPATIONS     COMPLEX OVERSEEN      OTHER DIRECTORSHIPS
OF TRUSTEE(2)                     TIME SERVED(3)           DURING PAST 5 YEARS         BY TRUSTEE           HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES(1)
  Kristianne Blake          Composite Funds-3 years WM  CPA specializing in                40          Avista Corporation; Frank
  Age 52                    Group of Funds-7 years      personal financial and tax                     Russell Investment
                                                        planning.                                      Company; Russell
                                                                                                       Investment Funds
  Edmond R. Davis, Esq.     Sierra Funds-8 years WM     Partner at the law firm of         40          Braille Institute of
  Age 77                    Group of Funds-7 years      Davis & Whalen LLP. Prior                      America, Inc.; Children's
                                                        thereto, partner at the                        Bureau of Southern
                                                        law firm of Brobeck,                           California; Children's
                                                        Phlegar & Harrison, LLP.                       Bureau Foundation; Fifield
                                                                                                       Manors, Inc.
  Carrol R. McGinnis        Griffin Funds-3 years WM    Private investor since             40          Baptist Foundation of
  Age 62                    Group of Funds-6 years      1994. Prior thereto,                           Texas; Concord Trust
                                                        President and Chief                            Company
                                                        Operating Officer of
                                                        Transamerica Fund
                                                        Management Company.
  Alfred E. Osborne, Jr.    Sierra Funds-7 years WM     Senior Associate Dean,             40          Nordstrom Inc.; K2, Inc.;
  Ph.D.                     Group of Funds-7 years      University of California                       First Pacific Advisors'
  Age 61                                                at Los Angeles Anderson                        Funds; EMAK Worldwide,
                                                        Graduate School of                             Inc.; Member of Investment
                                                        Management and Faculty                         Company Institute National
                                                        Director of the Harold                         Board of Directors;
                                                        Price Center for                               Director of Independent
                                                        Entrepreneurial Studies,                       Directors Council and
                                                        University of California                       Member of Communication
                                                        at Los Angeles.                                and Education Committees
  Daniel L. Pavelich        Composite Funds-1 year WM   Retired Chairman and CEO           40          Catalytic Inc.; Vaagen
  Age 61                    Group of Funds-7 years      of BDO Seidman.                                Bros. Lumber, Inc.
  Jay Rockey                Composite Funds-3 years WM  Founder and Senior Counsel         40          Downtown Seattle
  Age 78                    Group of Funds-7 years      of The Rockey Company, now                     Association; WSU
                                                        Rockey Hill & Knowlton.                        Foundation
  Richard C. Yancey         Composite Funds-23 years    Retired Managing Director          40          AdMedia Partners, Inc.;
  (Chairman of the          WM Group of Funds-7 years   of Dillon Read & Co., an                       Czech and Slovak American
  Trustees)                                             investment bank now part                       Enterprise Fund
  Age 79                                                of UBS.
  INTERESTED TRUSTEES(4)
  Anne V. Farrell           Composite Funds-4 years WM  President Emeritus of the          40          Washington Mutual, Inc.;
  Age 70                    Group of Funds-7 years      Seattle Foundation.                            Recreational Equipment,
                                                                                                       Inc.
  William G. Papesh         Composite Funds-9 years WM  President and Director of          40          Member of Investment
  (President and CEO)       Group of Funds-7 years      the Advisor. Senior Vice                       Company Institute Board of
  Age 63                                                President and Director of                      Governors
                                                        the Transfer Agent and
                                                        Distributor.
---------------------------------------------------------------------------------------------------------------------------------



  1 The term "Independent Trustee" means those Trustees who are not "interested persons" of the Trusts as defined by the 1940 Act.

  2 The address for all Trustees is 1201 Third Avenue, 22nd Floor, Seattle, WA
    98101.
  3 The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

  4 Trustees are considered "interested" due to their affiliation with Washington Mutual, Inc., WM Advisors, Inc., WM Funds Distributor, Inc., and/or WM Shareholder Services, Inc.

NAME, AGE, AND ADDRESS                      POSITIONS HELD WITH REGISTRANT &                 PRINCIPAL OCCUPATIONS
OF OFFICER(1)                                     LENGTH OF TIME SERVED                       DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
OFFICERS
  Wendi B. Bernard                       Assistant Vice President and Assistant     Vice President of the Advisor.
  Age 37                                 Secretary since 2003.
  Jeffrey J. Lunzer, CPA                 First Vice President, Chief Financial      First Vice President of the Advisor,
  Age 45                                 Officer and Treasurer since 2003.          Transfer Agent, and Distributor. Prior
                                                                                    to 2003, senior level positions at the
                                                                                    Columbia Funds and Columbia Co.
  William G. Papesh                      President and CEO since 1987. Prior to     President and Director of the Advisor.
  Age 63                                 1987, other officer positions since        Senior Vice President and Director of
                                         1972.                                      the Transfer Agent, and Distributor.
  Gary J. Pokrzywinski                   Senior Vice President since 2004. First    Chief Investment Officer and Senior
  Age 44                                 Vice President since 2001. Prior to        Vice President of the Advisor. Director
                                         2001, Vice President since 1999.           of the Advisor, Transfer Agent, and
                                                                                    Distributor.
  Debra Ramsey                           Senior Vice President since 2004.          President and Director of the Transfer
  Age 52                                                                            Agent, and Distributor. Senior Vice
                                                                                    President and Director of the Advisor.
  John T. West                           First Vice President, Secretary, Chief     First Vice President of the Advisor,
  Age 51                                 Compliance Officer and Anti-Money          Transfer Agent, and Distributor.
                                         Laundering Compliance Officer since
                                         2004. Prior to 2004, various other
                                         officer positions since 1993.
  Randall L. Yoakum                      Senior Vice President since 2001. First    Senior Vice President and Chief
  Age 46                                 Vice President from 1999 to 2001.          Investment Strategist of the Advisor.
---------------------------------------------------------------------------------------------------------------------------------


  1 The address for all officers is 1201 Third Avenue, 22nd Floor, Seattle, WA
    98101.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


  As of April 3, 2006, to the knowledge of the Trust, the following shareholders owned of record or beneficially, 5% or more of any Class of the Portfolios' and Funds' outstanding shares. The officers and Trustees of the Portfolios and Funds as a group, owned of record or beneficially less than 1% of the outstanding shares of the Portfolios and Funds.



                                                                                                                 PERCENTAGE
              PRINCIPAL SHAREHOLDERS                              PORTFOLIOS/ FUNDS               SHARE CLASS    OWNERSHIP
---------------------------------------------------------------------------------------------------------------------------------
  AMERICAN GENERAL LIFE INSURANCE CO.                  Conservative Growth Portfolio               Class 1          7.10%
  VARIABLE PRODUCTS DEPARTMENT, 5-36                   Growth Fund                                 Class 1          5.80%
  ATTN: Deborah Kerai                                  Money Market Fund                           Class 1         12.17%
  PO Box 1591                                          Short Term Income Fund                      Class 1          8.33%
  Houston, Texas 77251-1591                            Small Cap Growth Fund                       Class 1         13.96%
  Parent Co: American International Group, Inc.
  State of Incorporation: Texas
---------------------------------------------------------------------------------------------------------------------------------
  AMERICAN GENERAL LIFE INSURANCE CO.                  Balanced Portfolio                          Class 1         42.46%
  VARIABLE PRODUCTS DEPARTMENT                         Conservative Balanced Portfolio             Class 1         27.72%
  ATTN: Deborah Kerai                                  Conservative Growth Portfolio               Class 1         50.81%
  PO Box 1591                                          Equity Income Fund                          Class 1          9.35%
  Houston, Texas 77251-1591                            Flexible Income Portfolio                   Class 1         30.01%
  Parent Company: American International Group,        Growth Fund                                 Class 1          6.90%
  Inc.
  State of Incorporation: Texas                        Growth & Income Fund                        Class 1         10.41%
                                                       Mid Cap Stock Fund                          Class 1          6.46%
                                                       Money Market Fund                           Class 1         52.91%
                                                       Short Term Income Fund                      Class 1          5.79%
                                                       Small Cap Growth Fund                       Class 1          7.77%
                                                       Strategic Growth Portfolio                  Class 1         38.54%
                                                       West Coast Equity Fund                      Class 1         15.90%

                                                                                                                 PERCENTAGE
              PRINCIPAL SHAREHOLDERS                              PORTFOLIOS/ FUNDS               SHARE CLASS    OWNERSHIP
---------------------------------------------------------------------------------------------------------------------------------
  AIG SUNAMERICA LIFE INSURANCE CO.                    Balanced Portfolio                          Class 1         32.74%
  VARIABLE SEPARATE ACCOUNTS                           Balanced Portfolio                          Class 2         76.43%
  WM DIVERSIFIED STRATEGIES                            Conservative Balanced Portfolio             Class 1         38.76%
  PO Box 54299                                         Conservative Balanced Portfolio             Class 2         76.89%
  Los Angeles, CA 90054-0299                           Conservative Growth Portfolio               Class 1         26.42%
  Parent Company: American International Group,        Conservative Growth Portfolio               Class 2         63.99%
  Inc.
  State of Incorporation: Arizona                      Equity Income Fund                          Class 1         14.36%
                                                       Equity Income Fund                          Class 2         76.39%
                                                       Flexible Income Portfolio                   Class 1         25.59%
                                                       Flexible Income Portfolio                   Class 2         89.77%
                                                       Growth Fund                                 Class 2         83.35%
                                                       Growth & Income Fund                        Class 2         94.55%
                                                       Income Fund                                 Class 1          5.85%
                                                       Income Fund                                 Class 2         97.79%
                                                       International Growth Fund                   Class 2         86.36%
                                                       Mid Cap Stock Fund                          Class 1          6.08%
                                                       Mid Cap Stock Fund                          Class 2         37.80%
                                                       Money Market Fund                           Class 1         34.92%
                                                       Money Market Fund                           Class 2         98.42%
                                                       REIT Fund                                   Class 2         78.19%
                                                       Short Term Income Fund                      Class 1          5.97%
                                                       Short Term Income Fund                      Class 2         98.41%
                                                       Small Cap Growth Fund                       Class 2         27.63%
                                                       Small Cap Value Fund                        Class 2         99.99%
                                                       Strategic Growth Portfolio                  Class 1         15.49%
                                                       Strategic Growth Portfolio                  Class 2         43.73%
                                                       U.S. Government Securities Fund             Class 2         99.46%
                                                       West Coast Equity Fund                      Class 1         14.39%
                                                       West Coast Equity Fund                      Class 2         91.20%
---------------------------------------------------------------------------------------------------------------------------------
  BOST & CO (CUSTODIAN)                                Equity Income Fund                          Class 1         32.86%
  FBO WM VT BALANCED PORTFOLIO                         Growth Fund                                 Class 1         38.46%
  Mutual Fund Operations                               Growth & Income Fund                        Class 1         35.25%
  PO Box 3198                                          Income Fund                                 Class 1         40.94%
  Pittsburgh, PA 15230-3198                            International Growth Fund                   Class 1         42.92%
                                                       Mid Cap Stock Fund                          Class 1         35.77%
                                                       REIT Fund                                   Class 1         42.08%
                                                       Short Term Income Fund                      Class 1         15.69%
                                                       Small Cap Growth Fund                       Class 1         30.52%
                                                       Small Cap Value Fund                        Class 1         40.90%
                                                       U.S. Government Securities Fund             Class 1         46.68%
                                                       West Coast Equity Fund                      Class 1         30.35%
---------------------------------------------------------------------------------------------------------------------------------
  BOST & CO (CUSTODIAN)                                Income Fund                                 Class 1          7.12%
  FBO WM VT CONSERVATIVE BALANCED PORTFOLIO            Short Term Income Fund                      Class 1          9.10%
  Mutual Fund Operations                               U.S. Government Securities Fund             Class 1          7.19%
  PO Box 3198
  Pittsburgh, PA 15230-3198
---------------------------------------------------------------------------------------------------------------------------------
  BOST & CO (CUSTODIAN)                                Equity Income Fund                          Class 1         23.88%
  FBO WM VT CONSERVATIVE GROWTH PORTFOLIO              Growth Fund                                 Class 1         25.71%
  Mutual Fund Operations                               Growth & Income Fund                        Class 1         25.26%
  PO Box 3198                                          Income Fund                                 Class 1          8.30%
  Pittsburgh, PA 15230-3198                            International Growth Fund                   Class 1         29.59%
                                                       Mid Cap Stock Fund                          Class 1         26.22%
                                                       REIT Fund                                   Class 1         32.34%
                                                       Small Cap Growth Fund                       Class 1         23.78%
                                                       Small Cap Value Fund                        Class 1         32.41%
                                                       U.S. Government Securities Fund             Class 1         10.71%
                                                       West Coast Equity Fund                      Class 1         22.00%

                                                                                                                 PERCENTAGE
              PRINCIPAL SHAREHOLDERS                              PORTFOLIOS/ FUNDS               SHARE CLASS    OWNERSHIP
---------------------------------------------------------------------------------------------------------------------------------
  BOST & CO (CUSTODIAN)                                Growth Fund                                 Class 1          5.05%
  FBO WM VT FLEXIBLE INCOME PORTFOLIO                  Growth & Income Fund                        Class 1          5.14%
  Mutual Fund Operations                               Income Fund                                 Class 1         28.16%
  PO Box 3198                                          Mid Cap Stock Fund                          Class 1          6.09%
  Pittsburgh, PA 15230-3198                            Short Term Income Fund                      Class 1         55.12%
                                                       Small Cap Growth Fund                       Class 1          5.13%
                                                       Small Cap Value Fund                        Class 1          6.79%
                                                       U.S. Government Securities Fund             Class 1          24.3%
---------------------------------------------------------------------------------------------------------------------------------
  BOST & CO (CUSTODIAN)                                Equity Income Fund                          Class 1         12.57%
  FBO WM VT STRATEGIC GROWTH PORTFOLIO                 Growth Fund                                 Class 1         15.10%
  Mutual Fund Operations                               Growth & Income Fund                        Class 1         13.28%
  PO Box 3198                                          International Growth Fund                   Class 1         16.78%
  Pittsburgh, PA 15230-3198                            Mid Cap Stock Fund                          Class 1         15.80%
                                                       REIT Fund                                   Class 1         15.84%
                                                       Small Cap Growth Fund                       Class 1         12.83%
                                                       Small Cap Value Fund                        Class 1         16.93%
                                                       West Coast Equity Fund                      Class 1         12.47%
---------------------------------------------------------------------------------------------------------------------------------
  FARMERS NEW WORLD LIFE INSURANCE CO                  Balanced Portfolio                          Class 2         16.64%
  ATTN: Connie Ozeki-Chinn                             Conservative Balanced Portfolio             Class 2         17.01%
  3003 77th Avenue SE                                  Conservative Growth Portfolio               Class 2         25.74%
  Mercer Island, WA 98040-2890                         Equity Income Fund                          Class 2         18.05%
  Parent Companies:                                    Flexible Income Portfolio                   Class 2          6.62%
  Farmers Group, Inc.                                  Mid Cap Stock Fund                          Class 2         34.71%
  Zurich Financial Services                            Small Cap Growth Fund                       Class 2         45.45%
  State of Incorporation: Washington                   Strategic Growth Portfolio                  Class 2         33.51%
---------------------------------------------------------------------------------------------------------------------------------
  FARMERS NEW WORLD LIFE INSURANCE CO                  Conservative Growth Portfolio               Class 2          6.79%
  ATTN: Connie Ozeki-Chinn                             Mid Cap Stock Fund                          Class 2         15.65%
  3003 77th Avenue SE                                  Small Cap Growth Fund                       Class 2         23.28%
  Mercer Island, WA 98040-2890                         Strategic Growth Portfolio                  Class 2         17.78%
  Parent Companies:
  Farmers Group, Inc.
  Zurich Financial Services
  State of Incorporation: Washington
---------------------------------------------------------------------------------------------------------------------------------
  FARMERS NEW WORLD LIFE INSURANCE CO                  Growth Fund                                 Class 2          7.42%
  VARIABLE UNIVERSAL LIFE AGENT II                     International Growth Fund                   Class 2          8.61%
  ATTN: Separate Accounts
  3003 77th Avenue SE
  Mercer Island, WA 98040-2890
  Parent Companies:
  Farmers Group, Inc.
  Zurich Financial Services
  State of Incorporation: Washington
---------------------------------------------------------------------------------------------------------------------------------
  FIRST SUNAMERICA LIFE INSURANCE CO                   Balanced Portfolio                          Class 2          5.28%
  FS VARIABLE SEPARATE ACCT                            Growth Fund                                 Class 2          8.71%
  ATTN: Variable Annuity Accounting                    Mid Cap Stock Fund                          Class 2         10.17%
  PO Box 54299                                         REIT Fund                                   Class 2         21.81%
  Los Angeles, CA 90054-0299
  Parent Companies:
  SunAmerica Life Insurance Company
  AIG Retirement Services, Inc.
  American International Group, Inc.
  State of Incorporation: New York
---------------------------------------------------------------------------------------------------------------------------------
  NFS LLC                                              Balanced Portfolio                          Class 1         21.24%
  FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS           Conservative Balanced Portfolio             Class 1         32.66%
  200 Liberty Street                                   Conservative Growth Portfolio               Class 1         15.67%
  1 World Financial Center                             Flexible Income Portfolio                   Class 1         43.23%
  New York, NY 10281-1003                              Strategic Growth Portfolio                  Class 1         45.33%

  To the extent any shareholder beneficially owns more than 25% of a Portfolio or Fund, it is deemed to control such Portfolio or Fund, within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Portfolio or Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Portfolio's or Fund's shares without the approval of the controlling shareholder. In addition, to the extent any shareholder beneficially owns 5% or more of any Class of a Portfolio's or Fund's shares, it is deemed to be a principal holder of such Portfolio or Fund. Except to the extent shares of the Funds may be beneficially owned by the Portfolios as noted above, the Portfolios and Funds have no knowledge as to the beneficial ownership of their shares.


BENEFICIAL OWNERSHIP BY TRUSTEES


Listed below for each Trustee is the dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust as of December 31, 2005.



                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                    DOLLAR RANGE OF EQUITY SECURITIES              SECURITIES IN ALL REGISTERED INVESTMENT
                                       IN THE PORTFOLIOS AND FUNDS                    COMPANIES OVERSEEN BY TRUSTEE IN
                                              OF THE TRUST                             FAMILY OF INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  Kristianne Blake                                None                                      E
  Edmond R. Davis, Esq.                           None                                      D
  Carrol R. McGinnis                              None                                      E
  Alfred E. Osborne, Jr.,
    Ph.D.                                         None                                      C
  Daniel L. Pavelich                              None                                      E
  Jay Rockey                                      None                                      E
  Richard C. Yancey                               None                                      E
  INTERESTED TRUSTEES
  Anne V. Farrell                                 None                                      E
  William G. Papesh                               None                                      E
  A - $1 to $10,000
  B - $10,001 to $50,000
  C - $50,001 to $100,000
  D - $100,001 to $250,000
  E - over $250,000



  The Trustees and certain officers of the Trust are also Trustees or officers of WM Trust I; WM Trust II; and WM Strategic Asset Management Portfolios, LLC ("SAMP"). WM Trust I, WM Trust II, and SAMP are investment companies advised by the Advisor. There are currently four registered investment companies, consisting of forty (40) Portfolios and Funds, within the Fund Complex that are overseen by each of the Trustees. Each of the Trustees and officers of the Trust who is also an officer of the Advisor, Distributor, or Shareholder Services, as a result, is an affiliated person, for purposes of the 1940 Act, of the Advisor, Distributor, or Shareholder Services, as the case may be. Unless indicated otherwise, each Trustee and executive officer shall hold the indicated positions until his or her earlier resignation or removal.



REMUNERATION. No Trustee who is an officer or employee of the Advisor or its affiliates receives any compensation from the Trust for serving as Trustee of the Trust. The Trusts pay each Trustee who is not a director, officer, or employee of the Advisor or its affiliates a fee of $50,000 per annum plus $4,000 per Board meeting attended in person and $2,000 per Board meeting attended by telephone, and reimburses each such Trustee for travel and out-of-pocket expenses. Committee members each receive $2,000 per committee meeting attended in person and $1,000 per committee meeting attended by telephone. The Chairman of the Trustees receives an additional $25,000 per annum. The Chairperson of the Audit Committee receives an additional $5,000 per annum, and the Chairperson of each committee receives an additional fee of $2,000 per committee meeting. Officers of the Trust receive no direct remuneration in such capacity from the Trust. Officers and Trustees of the Trust who are employees of the Advisor or its affiliates may be considered to have received remuneration indirectly. See "Compensation" below for more information.

COMMITTEES. The Trust has established a Governance Committee, an Investment Committee, an Operations/ Distribution Committee, and an Audit Committee. The duties of the Governance Committee of the Trust include oversight of the Trust's legal counsel, review of the Trustees' compensation, oversight of regulatory compliance, and review of assignments to each of the Trust's other committees. The members of the Governance Committee are Richard C. Yancey (chair), Daniel L. Pavelich, and Kristianne Blake. The Governance Committee held three meetings during the fiscal year ended 12/31/05.



  The duties of the Investment Committee include the review of and oversight of compliance with the investment restrictions of the Portfolios and the Funds; the review of advisory contracts and contracts with custodians and Sub-advisors; the review of the pricing, valuation, and performance of the Portfolios and Funds; the review of brokerage policies; and the review of transactions with affiliates. The members of the Investment Committee are Richard C. Yancey (chair), Carrol R. McGinnis, and William G. Papesh. The Investment Committee held four meetings during the fiscal year ended 12/31/05.



  The duties of the Operations/Distribution Committee include monitoring the activities of the Distributor, Transfer Agent, and Advisor and considering new funds, review of possible termination of funds and/or merging small funds. The members of the Operations/Distribution Committee are Kristianne Blake (chair), Edmond R. Davis, and Anne V. Farrell. The Operations/Distribution Committee held four meetings during the fiscal year ended 12/31/05.



  The duties of the Audit Committee include oversight of each Portfolio's and Fund's financial reporting policies and practices (including review of annual audit plans and the results of each Portfolio's and Fund's annual independent audit), oversight of the quality and objectivity of each Portfolio's and Fund's financial statements and the independent public accountant (including the appointment, compensation, and retention of the independent public accountant), oversight of the adequacy of the Portfolio's and Fund's overall system of internal controls (including the responsibility to receive and address complaints on accounting, auditing, and internal control matters) and acting as a liaison between the Portfolio's and Fund's independent public accountants and the Board of Trustees. The members of the Audit Committee are Daniel L. Pavelich (chair), Alfred E. Osborne, Jr., and Jay Rockey. The Audit Committee held four meetings during the fiscal year ended 12/31/05.


CODES OF ETHICS


The Trust, the Advisor, the Distributor, and each of the Sub-advisors have adopted codes of ethics in accordance with Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolios or the Funds. The codes of ethics are on file with and are available from the Securities and Exchange Commission ("SEC").


PROXY VOTING POLICIES


The Board of Trustees has delegated to the Advisor, or, where applicable, the Sub-advisor responsible for the management of a particular Fund (or, for the Growth Fund and Small Cap Growth Fund, the relevant portion of the Fund), responsibility for voting any proxies relating to portfolio securities held by the Portfolio or Fund in accordance with the Advisor's or Sub-advisor's proxy voting policies and procedures. A copy of the proxy voting policies and procedures to be followed by the Advisor and each Sub-advisor, including procedures to be used when a vote presents a conflict of interest, are attached hereto in Appendix B. The policy of the Portfolios is to vote the shares they own in the underlying Funds in proportion to the votes cast by other shareholders of the underlying Fund have voted. Information regarding how the Portfolios or Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge at wmgroupoffunds.com and (2) on the SEC's Web site at http://www.sec.gov.


COMPENSATION


The following table shows the aggregate compensation paid to each of the Trust's Trustees by each Portfolio and Fund for the fiscal year ended December 31, 2005, and by the Fund Complex for the calendar year ended 2005. None of the Trusts in the Fund Complex has any plan that would pay pension or retirement benefits to any Trustee.

COMPENSATION TABLE


                                            FLEXIBLE    CONSERVATIVE               CONSERVATIVE   STRATEGIC          EQUITY
                                             INCOME       BALANCED     BALANCED       GROWTH       GROWTH     REIT   INCOME
                                            PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO   FUND    FUND
---------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  Wayne L. Attwood, M.D.(1)                   $112          $ 37        $  332         $195         $ 93      $ 27    $140
  Kristianne Blake                             424           140         1,258          739          352       101     532
  Edmond R. Davis, Esq.                        380           126         1,127          662          316        90     476
  Carrol R. McGinnis                           380           126         1,127          662          316        90     476
  Alfred E. Osborne, Jr., Ph.D.                373           123         1,107          650          310        88     468
  Daniel L. Pavelich                           458           152         1,359          798          380       109     574
  Jay Rockey                                   380           126         1,127          662          316        90     476
  Richard C. Yancey                            522           173         1,550          910          434       124     655
  INTERESTED TRUSTEES
  Anne V. Farrell                              380           126         1,127          662          316        90     476
  Michael K. Murphy(2)                         366           121         1,087          638          304        87     459
  William G. Papesh                              0             0             0            0            0         0       0
---------------------------------------------------------------------------------------------------------------------------------



  1Retired February 2005


  2Retired November 2005



                                  GROWTH &     WEST COAST     MID CAP     GROWTH   SMALL CAP     SMALL CAP    INTERNATIONAL
                                 INCOME FUND   EQUITY FUND   STOCK FUND    FUND    VALUE FUND   GROWTH FUND    GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  Wayne L. Attwood, M.D.(1)         $135          $ 71          $ 56       $137       $19          $ 23           $ 55
  Kristianne Blake                   512           268           212        520        73            88            210
  Edmond R. Davis, Esq.              458           240           190        466        65            79            188
  Carrol R. McGinnis                 458           240           190        466        65            79            188
  Alfred E. Osborne, Jr.,
    Ph.D.                            450           236           186        457        64            78            185
  Daniel L. Pavelich                 552           290           229        561        79            96            226
  Jay Rockey                         458           240           190        466        65            79            188
  Richard C. Yancey                  630           331           261        640        90           109            258
  INTERESTED TRUSTEES
  Anne V. Farrell                    458           240           190        466        65            79            188
  Michael K. Murphy(2)               442           232           183        449        63            76            181
  William G. Papesh                    0             0             0          0         0             0              0
---------------------------------------------------------------------------------------------------------------------------------



  1Retired February 2005


  2Retired November 2005



                                                                                                  TOTAL           TOTAL
                                                                                               COMPENSATION   COMPENSATION
                                                                                                FOR FISCAL    FROM THE FUND
                                        SHORT TERM    U.S. GOVERNMENT   INCOME      MONEY       YEAR ENDED     COMPLEX FOR
                                        INCOME FUND   SECURITIES FUND    FUND    MARKET FUND    12/31/2005    CALENDAR 2005
---------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  Wayne L. Attwood, M.D.(1)                $ 26            $139          $103        $ 8          $1,708         $16,500
  Kristianne Blake                          100             525           392         31           6,477         62,500
  Edmond R. Davis, Esq.                      89             470           351         28           5,801         56,000
  Carrol R. McGinnis                         89             470           351         28           5,801         56,000
  Alfred E. Osborne, Jr., Ph.D.              88             462           345         28           5,698         55,000
  Daniel L. Pavelich                        108             567           423         34           6,995         67,500
  Jay Rockey                                 89             470           351         28           5,801         56,000
  Richard C. Yancey                         123             647           482         39           7,978         77,000
  INTERESTED TRUSTEES
  Anne V. Farrell                            89             470           351         28           5,801         56,000
  Michael K. Murphy(2)                       86             454           338         27           5,593         54,000
  William G. Papesh                           0               0             0          0               0              0
---------------------------------------------------------------------------------------------------------------------------------



  1 Retired February 2005

  2Retired November 2005

INVESTMENT ADVISOR AND SUB-ADVISORS


The Portfolios and Funds are managed by the Advisor. The Advisor is a wholly owned indirect subsidiary of Washington Mutual, Inc., a publicly owned financial services company. The Advisor has delegated portfolio management responsibilities with respect to the Growth, International Growth, and Small Cap Growth Funds to Sub-advisors.



  A discussion regarding the basis for the Trustees approving any investment advisory or investment sub-advisory contract of the Portfolios and Funds is available in the Portfolios' and Funds' Annual Reports to shareholders for the fiscal period ended December 31, 2005.


MANAGEMENT FEES


Each Portfolio and Fund pays a management fee to the Advisor. The management fee is calculated and paid to the Advisor every month. The management fee for each Portfolio and Fund is based upon a percentage of the average net assets of the Portfolios or Funds and is allocated pro rata for each class. Absent fee waivers, the management fee for each Portfolio and Fund, as provided in the investment advisory agreement of the Portfolios or Funds, is as follows:



                        PORTFOLIO/FUND                                         FEES
----------------------------------------------------------------------------------------------------
  Each of the Portfolios....................................   0.100% of the first $1 billion,
                                                               0.075% thereafter
  REIT Fund.................................................   0.800% of the first $500 million,
                                                               0.750% of the next $1.5 billion,
                                                               0.700% of the next $1 billion,
                                                               0.650% thereafter
  Equity Income Fund........................................   0.625% of the first $500 million,
                                                               0.500% thereafter
  Growth & Income Fund......................................   0.750% of the first $200 million,
                                                               0.700% of the next $200 million,
                                                               0.650% of the next $100 million,
                                                               0.575% thereafter
  West Coast Equity Fund....................................   0.625% of the first $500 million,
                                                               0.500% thereafter
  Mid Cap Stock Fund........................................   0.750% of the first $1 billion,
                                                               0.700% of the next $1 billion,
                                                               0.650% of the next $1 billion,
                                                               0.600% thereafter
  Growth Fund(1,2,3)........................................   0.750% of the first $500 million,
                                                               0.700% of the next $1.5 billion,
                                                               0.650% of the next $1 billion,
                                                               0.600% thereafter
  Small Cap Value Fund......................................   0.850% of the first $500 million,
                                                               0.750% of the next $2.5 billion,
                                                               0.700% thereafter
  Small Cap Growth Fund(1,2,3)..............................   0.850% of the first $500 million,
                                                               0.750% of the next $2.5 billion,
                                                               0.700% thereafter
  International Growth Fund(1,2)............................   0.950% of the first $50 million,
                                                               0.850% of the next $75 million,
                                                               0.750% of the next $2.875 billion,
                                                               0.700% thereafter
  Short Term Income Fund....................................   0.500% of the first $200 million,
                                                               0.450% of the next $300 million,
                                                               0.400% thereafter
  U.S. Government Securities Fund...........................   0.500% of the first $2 billion,
                                                               0.450% thereafter
  Income Fund...............................................   0.500% of the first $2 billion,
                                                               0.450% thereafter
  Money Market Fund.........................................   0.450% of the first $1 billion,
                                                               0.400% thereafter
----------------------------------------------------------------------------------------------------------



  1 The Advisory Agreement provides for direct payment of the Sub-advisors by the Funds.


  2 The fees received by the Advisor will be reduced by the sub-advisory fees paid to each Sub-advisor.


  3 The sub-advisory fees for the Funds will fluctuate depending on the Advisor's allocation of assets among the Funds' Sub-advisors.

SUB-ADVISORY FEES



The Funds listed below pay to their Sub-advisors a monthly fee at an annual rate of the following percentages of the average net assets of each such Fund:



                     SUB-ADVISORS/FUNDS                                       FEES
------------------------------------------------------------------------------------------------
  Salomon Brothers Asset Management Inc
  Growth Fund*..............................................    0.400% of the first $250
                                                                million,
                                                                0.350% of the next $250 million,
                                                                0.300% thereafter
  Janus Capital Management LLC
  Growth Fund*..............................................    0.400% of the first $250
                                                                million,
                                                                0.350% of the next $500 million,
                                                                0.300% of the next $750 million,
                                                                0.250% thereafter
  OppenheimerFunds, Inc.
  Growth Fund*..............................................    0.400% of the first $150
                                                                million,
                                                                0.375% of the next $150 million,
                                                                0.350% of the next $200 million,
                                                                0.300% thereafter
  Capital Guardian Trust Company
  International Growth Fund.................................    0.800% of the first $25 million,
                                                                0.650% of the next $25 million,
                                                                0.525% of the next $200 million,
                                                                0.475% thereafter.**
  Delaware Management Company
  Small Cap Growth Fund***..................................    0.600% of the first $250
                                                                million,
                                                                0.500% of the next $250 million,
                                                                0.400% thereafter
  Oberweis Asset Management, Inc.
  Small Cap Growth Fund***..................................    0.600% of the first $250
                                                                million,
                                                                0.500% of the next $250 million,
                                                                0.400% thereafter
----------------------------------------------------------------------------------------------------



  * Assets of the WM Variable Trust Growth Fund are included with the assets of the Growth Fund for purposes of determining fees.


  ** See below for Fee Aggregation Policies related to the International
     Growth Fund.


  *** Assets of the WM Variable Trust Small Cap Growth Fund are included with the assets of the Small Cap Growth Fund for purposes of determining fees.


The following fee aggregation policies relate to the International Growth Fund. The breakpoint of over $250 million will be applied to the extent the aggregate non-U.S./global, regional, single country (excluding U.S.) equity, and fixed-income (emerging markets) assets of (i) the International Growth Fund,
(ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Capital Guardian Trust Company and its affiliates exceed $250 million.



  For fee purposes, asset aggregation will apply to all accounts of (i) the Fund, (ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Capital Guardian Trust Company or its affiliates for emerging markets equity investments and investments in other funds with internally charged fees ("Eligible Accounts"). In order to achieve the benefit of asset aggregation, the combined actual fees must exceed the combined total of the minimum fee applicable to each Eligible Accounts.


  For Eligible Accounts with the same investment objectives and guidelines, all assets for these Eligible Accounts will be aggregated for fee calculation purposes.

  For Eligible Accounts with different investment objectives and guidelines:

  1. Each Eligible Account will be charged on the first $10 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $10 million will be aggregated and charged at the incremental rate for the appropriate mandate.

  2. Assets invested in commingled funds will be aggregated and charged at the incremental rate for the appropriate mandate.

  3. The first additional account within a new country will be charged on the first $15 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $15 million will be aggregated and charged at the incremental rate for the appropriate mandate.


  For asset aggregation purposes, Eligible Accounts will be aggregated in the following order: balanced, equity-developed markets, convertible, fixed-income -- high yield, fixed-income -- emerging markets, and fixed-income -- developed markets.


  The benefit from asset aggregation, if any, will be calculated by comparing total aggregated fees to total unaggregated fees for all Eligible Accounts. The resulting percentage discount will be applied to each Eligible Account's unaggregated fees.

  If all Eligible Accounts are not denominated in the same currency, the local currency assets of each Eligible Account and the related fees calculated on an unaggregated basis will be converted to U.S. dollars using the applicable foreign exchange rate. The total of such fees will be compared to the Eligible Accounts' total aggregated fees. The resulting percentage discount will then be applied to each Eligible Account's unaggregated fee as determined in U.S. dollars.


  The following fee discount will be applied based upon the total aggregated fees paid by all accounts of (i) the Fund, (ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Capital Guardian Trust Company or its affiliates:


  Aggregate Fees between $1.25 million to $4 million........    5% discount
  Aggregate Fees between $4 million to $8 million...........    7.5% discount
  Aggregate Fees between $8 million to $12 million..........    10% discount
  Aggregate Fees over $12 million...........................    12.5% discount


  For this purpose, aggregated fees will include all fees from separate accounts, commingled funds, and funds with internally charged fees managed by Capital Guardian Trust Company and its affiliates (except for investments in American Funds' mutual funds). The resulting fee discount percentage will be applied to each account's fees (excluding fees related to investments in funds with internally charged fees).


  For clients whose total aggregated fees (before discounts) exceed $3 million, fee breakpoints will be eliminated and each account will be charged at the lowest marginal fee rate applicable to the account's fee schedule.

  To determine the applicable fee discount level and breakpoint elimination threshold, the total aggregated fees for the quarter will be annualized. For this purpose, all local currency fees will be converted to a designated base currency.

  Fees related to investments in funds with internally charged fees will be estimated by multiplying the quarter end value of the account (adjusted on a prorated basis for any contributions or withdrawals during the quarter) by the fund's effective fee. For this purpose, the effective fee will be based on the value of the fund's quarter end assets and the fund's current fee schedule.

  Applicable discount levels and the elimination of fee breakpoints will be effective beginning with the first quarter a discount threshold is exceeded and will remain in effect unless the total fees fall below the discount threshold due to a significant withdrawal of assets. A decline in market value alone will not cause the reinstatement of a lower discount level or fee breakpoints.

MANAGEMENT FEE TABLES


The tables below show the investment advisory fees paid and waived for the three most recent fiscal years.


                                              FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                              DECEMBER 31, 2005            DECEMBER 31, 2004            DECEMBER 31, 2003
            PORTFOLIO/FUND                FEES PAID     FEES WAIVED    FEES PAID     FEES WAIVED    FEES PAID     FEES WAIVED
---------------------------------------------------------------------------------------------------------------------------------
  Flexible Income Portfolio...........    $  219,986        $0         $  198,818        $0         $  153,714      $     0
  Conservative Balanced Portfolio.....        66,260         0             51,296         0             29,839       15,876
  Balanced Portfolio..................       636,381         0            568,834         0            416,975            0
  Conservative Growth Portfolio.......       375,591         0            347,368         0            268,361            0
  Strategic Growth Portfolio..........       171,536         0            140,758         0             90,885            0
  REIT Fund...........................       428,567         0            350,851         0            171,810            0
  Equity Income Fund..................     1,468,008         0          1,147,677         0            816,379            0
  Growth & Income Fund................     2,040,785         0          1,956,186         0          1,620,809            0
  West Coast Equity Fund..............       800,455         0            720,268         0            524,620            0
  Mid Cap Stock Fund..................       880,890         0            752,951         0            529,220            0
  Growth Fund(1)......................     1,929,595         0          1,957,485         0          1,408,027            0
  Small Cap Value Fund................       368,500         0            207,177         0                N/A          N/A
  Small Cap Growth Fund(1)............       394,565         0            476,666         0            528,566            0
  International Growth Fund(1)........       862,937         0            734,578         0            535,335            0
  Short Term Income Fund..............       269,945         0            276,760         0            232,179            0
  U.S. Government Securities Fund.....     1,387,431         0          1,291,785         0          1,005,387            0
  Income Fund.........................     1,037,655         0          1,050,792         0          1,002,867            0
  Money Market Fund...................        80,529         0             91,988         0            134,704            0
---------------------------------------------------------------------------------------------------------------------------------



  1 The Advisory and Sub-advisory Agreements for the Fund provide for the direct payment of Sub-advisors by the Funds. The fees shown above reflect this amendment (i.e., they are net of sub-advisory fees).



  Sub-advisory fees were paid by the Funds for the fiscal years ended December 31, 2005, 2004, and 2003 in the following amounts:



                                                FISCAL YEAR ENDED           FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                                DECEMBER 31, 2005           DECEMBER 31, 2004           DECEMBER 31, 2003
            FUND/SUB-ADVISOR                 FEES PAID    FEES WAIVED    FEES PAID    FEES WAIVED    FEES PAID    FEES WAIVED
---------------------------------------------------------------------------------------------------------------------------------
  Growth Fund
    Columbia Management Advisors,
      Inc.(1)............................    $ 19,210         $0         $112,221        $  0        $ 99,757        $  0
    Janus Capital Management LLC.........     294,092          0          235,153           0         162,017           0
    OppenheimerFunds, Inc. ..............     309,308          0          457,882           0         350,946           0
    Salomon Brothers Asset Management
      Inc(1).............................     237,791          0              N/A         N/A             N/A         N/A
  Total..................................     860,401          0          805,256           0         612,720           0
  International Growth Fund
    Capital Guardian Trust Company.......     342,921          0          341,548           0         322,235           0
  Small Cap Growth Fund(2)
    Delaware Management Company..........      93,995          0              N/A         N/A             N/A         N/A
    Oberweis Asset Management, Inc. .....     104,315          0              N/A         N/A             N/A         N/A
  Total..................................     198,310          0              N/A         N/A             N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------



  1Salomon Brothers Asset Management Inc replaced Columbia Management
   Advisors, Inc. as a Sub-advisor to the Growth Fund effective March 1, 2005.

  2Sub-advised beginning April 7, 2005.


  The Investment Advisory Fees are allocated among the classes of shares proportionately based on relative net assets.



ADDITIONAL INFORMATION REGARDING THE ADVISOR



The table below identifies, as of December 31, 2005, (i) the Funds (other than the Money Market Fund) or Portfolios managed by each of the Advisor's portfolio managers; (ii) the number of other registered investment companies managed by the Advisor's portfolio managers, the total assets of such companies, and the number and total assets of such companies with respect to which the advisory fee is based on performance; (iii) the number of other pooled investment vehicles managed by the Advisor's portfolio managers, the total assets of such vehicles, and the number and total assets of such vehicles with respect of which the advisory fee is based on performance; and (iv) the number of other accounts managed by the Advisor's portfolio managers, the number and total assets of such accounts, and the number and total assets of such accounts with respect to which the advisory fee is based on performance.



  The following information represents the number and total assets of all accounts managed by each portfolio manager as of December 31, 2005, other than the Portfolios and Funds included in this SAI. None of the accounts pay performance-based advisory fees.



                                              OTHER REGISTERED INVESTMENT COMPANIES   OTHER POOLED ACCOUNTS    OTHER ACCOUNTS
             PORTFOLIO MANAGER/                                     TOTAL ASSETS                TOTAL ASSETS
             PORTFOLIO OR FUND                     NUMBER            ($MILLIONS)      NUMBER    ($MILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
  Daniel R. Coleman/                                  1                  861.6           0            0          None
    Mid Cap Stock Fund
  Philip M. Foreman/                                  1                1,693.5           0            0          None
    West Coast Equity Fund
  John R. Friedl/                                     1                1,224.2           0            0          None
    Income Fund
  Michael D. Meighan/                                 6               12,164.8           0            0          None
    Each of the Portfolios
  Gary J. Pokrzywinski/                               3                2,500.0           0            0          None
    Income Fund
  David W. Simpson/                                   2                  752.7           0            0          None
    REIT Fund
    Small Cap Value Fund
  Craig V. Sosey/                                     2                2,082.0           0            0          None
    Short Term Income Fund
    U.S. Government Securities Fund
  Stephen Q. Spencer/                                 2                2,754.3           0            0          None
    Growth & Income Fund
  Joseph T. Suty/                                     1                2,853.3           0            0          None
    Equity Income Fund
  Randall L. Yoakum/                                  6               12,164.8           0            0          None
    Each of the Portfolios



COMPENSATION OF PORTFOLIO MANAGERS



The Advisor believes that its portfolio managers should be compensated primarily based on their success in helping investors achieve their goals. Portfolio managers employed by the Advisor receive a fixed salary as well as incentive-based compensation. Salary is based on a variety of factors, including seniority. A national survey of compensation for investment advisors is used as reference when determining salary.



  The incentive-based portion of the portfolio managers' compensation is determined by an evaluation of their professional performance and investment performance. Professional performance is assessed by reference to a portfolio manager's satisfaction of goals such as those related to compliance, team contribution, quality and intensity of research, distribution support and annuity asset management, and is inherently subjective. Investment performance is based on a comparison of the portfolio managers' investment performance with the performance of peer groups as determined by Lipper, Inc. Each portfolio manager's investment performance is based on the percentile rankings of the Funds or Portfolios for which the manager is primarily responsible as well as the Funds or Portfolios to whose management the manager contributes, with the performance of the Funds or Portfolios for which the manager is primarily responsible being weighted more heavily. Incentive compensation can be targeted up to 125% of a portfolio manager's total compensation. Certain portfolio managers receive an additional amount that is credited to a deferred compensation account which vests after three years. The value of this account is adjusted as though the account had been invested directly in the Funds or Portfolios for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the Funds or Portfolios for which the manager is primarily responsible being weighted more heavily. This is intended to help align the portfolio manager's economic interests with those of the shareholders of the applicable Fund or Portfolio. In addition, portfolio managers may receive additional compensation in the form of long-term incentive awards consisting of Washington Mutual, Inc. stock options and restricted stock. Stock option and restricted stock awards vest over a three year period, vesting 1/3 each year. All portfolio managers are eligible to participate in the firm's standard employee health and welfare programs, including retirement plans.



OWNERSHIP OF SHARES BY PORTFOLIO MANAGER



The table below shows the dollar range of equity securities of the Portfolios and Funds (other than the Money Market Fund) beneficially owned by each portfolio manager as of December 31, 2005. The Portfolios and Funds are only offered through insurance products and retirement plans. Each Portfolio and Fund is managed in a manner substantially similar to a publicly offered mutual fund advised by the same portfolio manager. The dollar range of investments beneficially owned by each portfolio manager in the other similarly managed mutual fund is also listed below. As described above, portfolio managers employed by the Advisor earn deferred compensation that is deposited in an account, the value of which is adjusted as though the account had been invested in the relevant publicly offered mutual fund.



                                                                                        DOLLAR RANGE OF INVESTMENT
                                                WM VARIABLE TRUST            ------------------------------------------------
                                                PORTFOLIO OR FUND                     SIMILAR PUBLICLY     DEFERRED
                                                  MANAGED BY THE             TRUST     OFFERED MUTUAL    COMPENSATION
          PORTFOLIO MANAGER                     PORTFOLIO MANAGER            SHARES         FUND           ACCOUNT      TOTAL
---------------------------------------------------------------------------------------------------------------------------------
  Daniel R. Coleman                     Mid Cap Stock Fund................    None           D                D           D
  Philip M. Foreman                     West Coast Equity Fund............    None           E                C           D
  John R. Friedl                        Income Fund.......................    None          None              A           A
  Michael D. Meighan                    Flexible Income Portfolio.........    None          None             None       None
                                        Conservative Balanced Portfolio...    None          None             None       None
                                        Balanced Portfolio................     A            None              C           C
                                        Conservative Growth Portfolio.....     C            None             None         C
                                        Strategic Growth Portfolio........    None          None             None       None
  Gary J. Pokrzywinski                  Income Fund.......................    None          None              C           C
  David W. Simpson                      REIT Fund.........................    None          None              A           A
                                        Small Cap Value Fund..............    None           E                C           D
  Craig V. Sosey                        Short Term Income Fund............    None          None              B           B
                                        U.S. Government Securities Fund...    None          None              B           B
  Stephen Q. Spencer                    Growth & Income Fund..............    None           C                D           D
  Joseph T. Suty                        Equity Income Fund................    None          None             None       None
  Randall L. Yoakum                     Flexible Income Portfolio.........    None          None             None       None
                                        Conservative Balanced Portfolio...    None          None             None       None
                                        Balanced Portfolio................     D            None              D           D
                                        Conservative Growth Portfolio.....    None          None             None       None
                                        Strategic Growth Portfolio........    None          None             None       None
---------------------------------------------------------------------------------------------------------------------------------



  A = $1-$10,000


  B = $10,001-$50,000


  C = $50,001-$100,000


  D = $100,001-$500,000


  E = $500,001-$1,000,000

  F = over $1,000,000

ADDITIONAL INFORMATION REGARDING THE SUB-ADVISORS


CAPITAL GUARDIAN TRUST COMPANY -- INTERNATIONAL GROWTH FUND



OTHER ACCOUNTS MANAGED. The following table provides information related to other accounts managed by portfolio managers as of December 31, 2005.


                                                          REGISTERED INVESTMENT COMPANIES(1)   OTHER POOLED INVESTMENT VEHICLES(2)
                                                          ----------------------------------   -----------------------------------
                                                            NUMBER OF        TOTAL ASSETS        NUMBER OF         TOTAL ASSETS
                   PORTFOLIO MANAGERS                        ACCOUNTS        (IN BILLIONS)        ACCOUNTS         (IN BILLIONS)
----------------------------------------------------------------------------------------------------------------------------------
  Akiman, Osman Y.                                               1              $12.27                5                $8.23
  Choe, Christopher                                              1               12.27                7                11.78
  Fisher, David                                                 22               21.91               33                46.79
  Gromadzki, Arthur                                             11                4.67                9                26.61
  Havas, Richard                                                12                4.89               22                35.05
  Kohn, Victor D.                                                1               12.27                8                10.34
  Kwak, Seung                                                   11                4.67               10                26.76
  Kyle, Nancy                                                   13               17.16               28                43.38
  Mant, John                                                    11                4.67               13                30.90
  Oliveira, Luis Freitas de                                      1               12.27                5                 8.23
  Reed, Chris                                                   12                4.89               14                30.63
  Sauvage, Lionel                                               12                4.89               20                36.29
  Sikorsky, Nilly                                               12                4.89               26                40.72
  Staehelin, Rudolf                                             12                4.89               21                39.92
  Wagener, Shaw B.                                               1               12.27                9                 8.94
----------------------------------------------------------------------------------------------------------------------------------

                                                             OTHER ACCOUNTS(3,4)
                                                          -------------------------
                                                          NUMBER OF   TOTALS ASSETS
                   PORTFOLIO MANAGERS                     ACCOUNTS    (IN BILLIONS)
--------------------------------------------------------  -----------------------------
  Akiman, Osman Y.                                             6         $ 1.80
  Choe, Christopher                                           62          15.48
  Fisher, David                                              324         103.73
  Gromadzki, Arthur                                          147          46.94
  Havas, Richard                                             225          76.35
  Kohn, Victor D.                                              9           3.10
  Kwak, Seung                                                139          44.32
  Kyle, Nancy                                                181          60.94
  Mant, John                                                 204          60.13
  Oliveira, Luis Freitas de                                    3           0.67
  Reed, Chris                                                231          67.23
  Sauvage, Lionel                                            261          88.99
  Sikorsky, Nilly                                            475         136.39
  Staehelin, Rudolf                                          337          95.87
  Wagener, Shaw B.                                             5           0.85
-------------------------------------------------------------------------------------------


  1 Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
  2 Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
  3 Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

  4Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

  The following table provides information related to other accounts with performance-based fees managed by portfolio managers as of December 31, 2005.


                                                          REGISTERED INVESTMENT COMPANIES(1)   OTHER POOLED INVESTMENT VEHICLES(2)
                                                          ----------------------------------   -----------------------------------
                                                            NUMBER OF        TOTAL ASSETS        NUMBER OF         TOTAL ASSETS
                   PORTFOLIO MANAGERS                        ACCOUNTS         ($MILLIONS)         ACCOUNTS         (IN BILLIONS)
----------------------------------------------------------------------------------------------------------------------------------
  Akiman, Osman Y.                                              0                $  --               0                 $  --
  Choe, Christopher                                             0                   --               0                    --
  Fisher, David                                                 1                 0.87               3                  0.63
  Gromadzki, Arthur                                             1                 0.87               0                    --
  Havas, Richard                                                1                 0.87               0                    --
  Kohn, Victor D.                                               0                   --               0                    --
  Kwak, Seung                                                   1                 0.87               0                    --
  Kyle, Nancy                                                   1                 0.87               0                    --
  Mant, John                                                    1                 0.87               0                    --
  Oliveira, Luis Freitas de                                     0                   --               0                    --
  Reed, Chris                                                   1                 0.87               0                    --
  Sauvage, Lionel                                               1                 0.87               0                    --
  Sikorsky, Nilly                                               1                 0.87               3                  0.63
  Staehelin, Rudolf                                             1                 0.87               0                    --
  Wagener, Shaw B.                                              0                   --               3                  0.63
----------------------------------------------------------------------------------------------------------------------------------

                                                             OTHER ACCOUNTS(3,4)
                                                          -------------------------
                                                          NUMBER OF   TOTALS ASSETS
                   PORTFOLIO MANAGERS                     ACCOUNTS    (IN BILLIONS)
--------------------------------------------------------  -----------------------------
  Akiman, Osman Y.                                             1         $ 0.90
  Choe, Christopher                                            9           2.68
  Fisher, David                                               14           9.39
  Gromadzki, Arthur                                           14           6.43
  Havas, Richard                                              12           6.77
  Kohn, Victor D.                                              0             --
  Kwak, Seung                                                  8           7.31
  Kyle, Nancy                                                 10           6.48
  Mant, John                                                  14           5.85
  Oliveira, Luis Freitas de                                    0             --
  Reed, Chris                                                 32          13.84
  Sauvage, Lionel                                             20           9.43
  Sikorsky, Nilly                                             72          30.28
  Staehelin, Rudolf                                           31          14.11
  Wagener, Shaw B.                                             0             --
------------------------------------------------------------------------------------------------


  1 Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
  2 Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
  3 Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

  4Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected



COMPENSATION. Capital Guardian Trust Company ("CGTC") and its affiliate, Capital International, Inc. ("CII"), use a system of multiple portfolio managers in managing the International Growth Fund's assets. (In addition, CGTC's and CII's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise.



  The benchmarks used to measure performance of the portfolio managers for the International Growth Fund, as applicable, are as follows:


  - Adjusted Morgan Stanley Capital International ("MSCI") EAFE Index


  - Adjusted Lipper International Index


  - Adjusted MSCI Europe Index


  - Adjusted MSCI Japan Index


  - MSCI Emerging Markets Index Net Dividends


  - MSCI Emerging Markets Asia Index Net Dividends


  - MSCI Emerging Markets ex-Asia Index Net Dividends


  - Customized index based on information provided by various third party consultants.

OWNERSHIP OF SECURITIES. As of December 31, 2005, none of CGTC's or CII's portfolio managers for the International Growth Fund owned shares of the International Growth Fund.



DELAWARE MANAGEMENT COMPANY -- SMALL CAP GROWTH FUND



OTHER ACCOUNTS MANAGED. Marshall T. Bassett, Steven Catricks, Barry Gladstein, Christopher Holland, Steven T. Lampe, Matthew Todorow, Rudy Torrijos, and Lori
P. Wachs are the portfolio managers primarily responsible for the day-to-day management of the portion of the Small Cap Growth Fund that is managed by Delaware Management Company ("Delaware"). The following table provides information related to other accounts managed by the portfolio managers as of December 31, 2005.



                             REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT VEHICLES         OTHER ACCOUNTS
                             --------------------------------   ---------------------------------   -------------------------
                               NUMBER OF       TOTAL ASSETS       NUMBER OF        TOTAL ASSETS     NUMBER OF   TOTALS ASSETS
    PORTFOLIO MANAGERS         ACCOUNTS       (IN BILLIONS)       ACCOUNTS        (IN MILLIONS)     ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
  Marshall T. Bassett             24               $4.30              1                $3.60            15          $1.80
  Steven Catricks                 24                4.30              1                 3.60            15           1.80
  Barry Gladstein                 24                4.30              1                 3.60            15           1.80
  Christopher Holland             24                4.30              1                 3.60            15           1.80
  Steven T. Lampe                 24                4.30              1                 3.60            15           1.80
  Matthew Todorow                 24                4.30              1                 3.60            15           1.80
  Rudy Torrijos                   24                4.30              1                 3.60            15           1.80
  Lori P. Wachs                   24                4.30              1                 3.60            15           1.80



  The following table provides information related to other accounts with performance-based fees managed by the portfolio managers as of December 31, 2005.



                             REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT VEHICLES         OTHER ACCOUNTS
                             --------------------------------   ---------------------------------   -------------------------
                               NUMBER OF       TOTAL ASSETS       NUMBER OF        TOTAL ASSETS     NUMBER OF   TOTALS ASSETS
    PORTFOLIO MANAGERS         ACCOUNTS        ($MILLIONS)        ACCOUNTS        (IN BILLIONS)     ACCOUNTS    (IN BILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
  Marshall T. Bassett          None                  $--          None                   $--            1          $89.50
  Steven Catricks              None                   --          None                    --            1           89.50
  Barry Gladstein              None                   --          None                    --            1           89.50
  Christopher Holland          None                   --          None                    --            1           89.50
  Steven T. Lampe              None                   --          None                    --            1           89.50
  Matthew Todorow              None                   --          None                    --            1           89.50
  Rudy Torrijos                None                   --          None                    --            1           89.50
  Lori P. Wachs                None                   --          None                    --            1           89.50



COMPENSATION. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry benchmarking data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.



  Each named portfolio manager is eligible to receive an annual bonus. The amount available in the bonus pool is based on the management team's revenue minus any direct expenses (expenses associated with product and investment management team). The distribution of the bonus pool to individual team members is determined within the discretion of Delaware.



  Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.



  Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan, an unqualified plan, or may be awarded performance shares in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.


  The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by Delaware in its full discretion. Option awards may be based in part on seniority.



  In 1997, Lincoln National Corporation established an equity compensation plan under which certain employees were awarded options to purchase common shares in Lincoln National Corporation and other similar equity-based compensation, including performance shares. Employees participating in the equity compensation plan were required to forfeit the right to participate in the Delaware Investments U.S., Inc., stock option plan. Under the plan, managers are required to allocate equity compensation awards among employees according to certain limited percentages. The performance shares have a three-year vesting schedule and the amount received under the performance shares is a function of Lincoln's share price at the time of vesting relative to the target price set at the time of issuance of the shares. Equity compensation awards are issued from time to time by Delaware in its full discretion.


  Portfolio managers may also participate in benefit plans and programs available generally to all employees.


OWNERSHIP OF SECURITIES. As of December 31, 2005, none of Delaware's portfolio managers for the Small Cap Growth Fund owned shares of the Small Cap Growth Fund.



JANUS CAPITAL MANAGEMENT LLC -- GROWTH FUND



OTHER ACCOUNTS MANAGED. E. Marc Pinto is the portfolio manager primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Janus Capital Management LLC ("Janus Capital"). As of December 31, 2005, Mr. Pinto managed 10 mutual funds with a total of $7,390,215,237 in assets; 2 pooled investment vehicles other than mutual funds with a total of $82,643,135 in assets; and 27 other accounts with a total of $477,804,583 in assets. None of these accounts has a performance-based advisory fee.



COMPENSATION. The following describes the structure and method of calculating Mr. Pinto's compensation as of December 31, 2005. Mr. Pinto is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.



  Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.



  Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.


  The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. Mr. Pinto's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and he will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

  Mr. Pinto is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

  Mr. Pinto may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

  The Growth Fund's Lipper peer group for compensation purposes is the Large-Cap Growth Funds.


OWNERSHIP OF SECURITIES. As of December 31, 2005, Mr. Pinto did not own shares of the Growth Fund.



OBERWEIS ASSET MANAGEMENT, INC. -- SMALL CAP GROWTH FUND



OTHER ACCOUNTS MANAGED. James W. Oberweis is the portfolio manager primarily responsible for the day-to-day management of the portion of the Small Cap Growth Fund's portfolio that is managed by Oberweis Asset Management, Inc. ("OAM"). As of December 31, 2005, Mr. Oberweis managed 11 mutual funds with a total of $800,813,085 in assets; no pooled investment vehicles, and 57 other accounts with a total of $907,006,395 in assets (of which 2 other accounts, with $78,666,846 in assets, pay performance-based fees).



COMPENSATION. OAM offers its investment professionals a competitive compensation package consisting of a base, an incentive-based fee, and in certain cases equity ownership. Incentive fees are computed based on rolling one year and three year returns relative to the Russell 2000(R) Growth Index, with a heavier weighting on three year returns. Most of the incentive reward is quantitatively defined in advance, divided between relative team performance and individual performance. To ensure long-term commitment, most senior executives and key investment professionals are also equity investors in OAM. By linking a significant portion of portfolio management's compensation to equity ownership, the OAM management team encourages its professionals to adopt a long-term, team-oriented focus toward superior investment management with significant long-term upside reward potential. The opportunity to own an equity stake in OAM has been highly effective in attracting and retaining outstanding executives with a long-term, team-oriented perspective. OAM's employee-owners are offered equity ownership at book value and are required to sell their equity ownership at book value in the event that they leave for a competitor.



OWNERSHIP OF SECURITIES. As of December 31, 2005, Mr. Oberweis does not own shares of the Small Cap Growth Fund.



OPPENHEIMERFUNDS, INC. -- GROWTH FUND



OTHER ACCOUNTS MANAGED. Marc Baylin and William L. Wilby are the portfolio managers primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by OppenheimerFunds, Inc. ("Oppenheimer"). In addition to managing the Fund's investment portfolio, Messrs. Baylin and Wilby also manage other investment portfolios on behalf of the Oppenheimer or its affiliates. The following table provides information regarding these other portfolios as of December 31, 2005. No account has a performance-based advisory fee.



                              REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT VEHICLES        OTHER ACCOUNTS
                                NUMBER OF       TOTAL ASSETS       NUMBER OF       TOTAL ASSETS     NUMBER OF   TOTALS ASSETS
     PORTFOLIO MANAGERS         ACCOUNTS       (IN MILLIONS)       ACCOUNTS       (IN MILLIONS)     ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
  Marc Baylin                       4             $13,006.7           None                --          None             --
  William L. Wilby                  4              13,006.7           None                --          None             --



  Messrs. Baylin and Wilby are also responsible for the management of other funds. At times, those responsibilities could potentially conflict with the interests of the Fund. This may occur whether the Fund and the other funds have the same or different investment objectives and strategies. For example, the portfolio managers may need to allocate favorable investment opportunities between funds with similar objectives, or they may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Fund. Not all funds advised by Oppenheimer have the same advisory fees. If the advisory fee structure of another fund is more advantageous than the fee structure of the Fund, it could potentially influence fund management to favor the other fund. The Trust's and Oppenheimer's compliance procedures and Code of Ethics are designed to preclude any such conflict from affecting the Fund's investments or performance, but may not always be adequate to do so. At the current time, Messrs. Baylin and Wilby only manage other funds with investment objectives and strategies that are similar to those of the Fund; however, they may manage funds or accounts with different investment objectives and strategies in the future.



COMPENSATION. As of December 31, 2005, Messrs. Baylin and Wilby's compensation consisted of three elements: base salary, an annual discretionary bonus, and eligibility for long-term awards of options and appreciation rights in regard to the manager's common stock. The Oppenheimer compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. The base pay level of each Oppenheimer portfolio manager is regularly reviewed to ensure that it reflects the requirements of the particular portfolio, any specific competence or specialty of the individual manager, and is in line with other comparable positions. Each Oppenheimer portfolio manager's annual bonus is based on a number of factors, including: pre-tax fund performance, for periods of up to five years, measured against the Lipper benchmark applicable to the fund; management quality (such as style consistency, risk management, sector coverage, team leadership, and coaching); and organizational development. The compensation structure is also intended to be internally equitable, which serves to reduce potential conflicts of interest between the Fund and other funds managed by the portfolio managers. The compensation structure of the other funds managed by Messrs. Baylin and Wilby is the same as the compensation structure of the Fund. The Lipper index used to calculate their annual bonus is the Lipper Large-Cap Core index.



OWNERSHIP OF SECURITIES. As of December 31, 2005, Messrs. Baylin and Wilby did not beneficially own any shares of the Fund.



SALOMON BROTHERS ASSET MANAGEMENT INC -- GROWTH FUND



OTHER ACCOUNTS MANAGED. Alan Blake is the portfolio manager primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Salomon Brothers Asset Management Inc. As of December 31, 2005, Mr. Blake managed 19 mutual funds with an approximate total of $8.13 billion in assets; 3 pooled investment vehicles other than mutual funds with an approximate total of $330 million in assets; and 133,513 other accounts with an approximate total of $14.87 billion in assets. None of the accounts pay performance-based advisory fees.



COMPENSATION. Citigroup Asset Management ("CAM") controls Salomon Brothers Asset Management Inc. CAM investment professionals, including Mr. Blake, receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.



  CAM has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including Mr. Blake. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.



  The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-CAM investment managers and the team's pre-tax investment performance against the applicable product benchmark

(e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's Prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). CAM may also measure the team's pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.



  Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.



OWNERSHIP OF SECURITIES. As of December 31, 2005, Mr. Blake did not own shares of the Growth Fund.



DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST



Material conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the tables under "Additional Information Regarding the Advisor" and "Additional Information Regarding the Sub-advisors." These potential conflicts include:



ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.



ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.



PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.



SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.



RELATED BUSINESS OPPORTUNITIES. The Advisor, a Sub-advisor, or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.



  The Advisor and each Sub-advisor have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT,
DISTRIBUTOR, AND OTHER SERVICE PROVIDERS

The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. Mellon Trust of New England, National Association, One Boston Place, Boston, Massachusetts 02108, serves as custodian for the Portfolios and Funds (the "Custodian"). In addition, the Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.


  Shareholder Services, located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101, serves as the Trust's administrator and transfer agent. Shareholder Services is a wholly owned subsidiary of Washington Mutual, Inc.



  The Trust has entered into an administration agreement with Shareholder Services pursuant to which Shareholder Services has agreed to provide various administrative services with respect to the Portfolios, including (but not limited to): (a) assistance in supervising all aspects of the operations of the Portfolios except those performed by the Trust's investment advisor under its investment management agreement; (b) supplying the Portfolios with office facilities, statistical and research data, data processing services, clerical, accounting and bookkeeping services (including, but not limited to, the calculation of the net asset values of shares of the Portfolios), internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; (c) preparing reports to the Portfolios' shareholders and materials for the Board of Trustees of the Portfolios; (d) preparing tax returns; (e) preparing reports to and filings with the SEC and state regulatory authorities; and (f) cooperating with the Portfolios' transfer agent for the purpose of establishing and implementing procedures to ensure that the Portfolios' transfer agency and shareholder relations functions are efficiently carried out.



  For the years ended December 31, 2005, 2004, and 2003, the Portfolios paid to Shareholder Services the following administration fees:



                                                                  2005         2004         2003
PORTFOLIO                                                       FEES PAID    FEES PAID    FEES PAID
-------------------------------------------------------------------------------------------------------
  Flexible Income Portfolio.................................    $329,980     $298,226     $230,571
  Conservative Balanced Portfolio...........................      99,389       76,943       44,758
  Balanced Portfolio........................................     954,571      853,250      625,463
  Conservative Growth Portfolio.............................     563,386      521,052      402,542
  Strategic Growth Portfolio................................     257,304      211,137      136,328



  The Distributor, located at 1201 Third Avenue, 22nd Floor, Seattle, Washington, 98101, serves as principal underwriter for the Portfolios and Funds. The Distributor is a registered broker-dealer and a wholly owned subsidiary of Washington Mutual, Inc. The Distributor does not receive any compensation for the purchase or redemption of Class 1 Portfolio or Fund shares. The Portfolios and Funds have approved a distribution plan applicable to Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Anticipated benefits to the Portfolios and Funds that may result from the adoption of this 12b-1 plan include quality shareholder services and benefits to the investment process from growth or stability of assets. Under the Rule 12b-1 distribution plan, the Distributor receives a service fee at an annual rate of up to 0.25% of the average daily net assets attributable to Class 2 shares of each Portfolio and Fund.

  For the year ended December 31, 2005, this fee amounted to $1,254,076. Amounts per Portfolio and Fund are as follows:



                       PORTFOLIO/FUND                           DISTRIBUTION FEES
-------------------------------------------------------------------------------------
  Flexible Income Portfolio.................................        $184,284
  Conservative Balanced Portfolio...........................          61,509
  Balanced Portfolio........................................         448,805
  Conservative Growth Portfolio.............................         207,296
  Strategic Growth Portfolio................................         101,608
  REIT Fund.................................................           2,462
  Equity Income Fund........................................          78,793
  Growth & Income Fund......................................           8,182
  West Coast Equity Fund....................................          21,974
  Mid Cap Stock Fund........................................          16,585
  Growth Fund...............................................           3,166
  Small Cap Value Fund......................................               6
  Small Cap Growth Fund.....................................           8,846
  International Growth Fund.................................           1,540
  Short Term Income Fund....................................          14,969
  U.S. Government Securities Fund...........................          27,008
  Income Fund...............................................          55,746
  Money Market Fund.........................................          11,297



  The fees received by the Distributor under the Rule 12b-1 plan may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class 2 Portfolio and Fund shares, including payments to the Distributor's representatives and others for selling Class 2. The Distributor may pay all or a portion of the fees to broker-dealers that provide services, such as accepting telephone inquiries and transaction requests as well as processing correspondence, new applications, and subsequent purchases. Because the Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 plan is characterized by the SEC as a "compensation-type" plan. Under its terms, the Rule 12b-1 plan will remain in effect from year to year provided such continuance is approved annually by vote of the Board of Trustees.


COUNSEL


Ropes & Gray LLP, located at One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust and the Independent Trustees of the Trust.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS


Deloitte & Touche LLP, 200 Berkeley St., Boston, MA 02116, serves as the Independent Registered Public Accounting Firm to each of the Portfolios and Funds, providing audit services, tax return review and other tax consulting services, and assistance and consultation in connection with the review of various filings with the SEC. The financial statements, financial highlights, and Report of Independent Registered Public Accounting Firm of Deloitte & Touche LLP for each of the Portfolios and Funds contained in the Portfolios' and the Funds' Annual Reports for the fiscal period ended December 31, 2005 are hereby incorporated by reference. The financial statements incorporated by reference into this SAI and the financial highlights in the Prospectus have been audited by Deloitte & Touche LLP and have been so included in reliance on such reports, given on the authority of Deloitte & Touche LLP as experts in accounting and auditing.

INVESTMENT OBJECTIVES AND POLICIES


The Prospectus discusses the investment objectives of the Portfolios and Funds, as well as the policies to be employed in pursuing such objectives. The following section contains supplemental information to the Prospectus concerning the types of securities and other instruments in which the Portfolios and Funds may invest; the investment policies and portfolio strategies that the Portfolios and Funds may utilize; and certain risks attendant to such investments, policies, and strategies.



STRATEGIES AVAILABLE TO THE PORTFOLIOS AND FUNDS



RATINGS AS INVESTMENT CRITERIA. In general, the ratings of nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Portfolios and the Funds as initial criteria for the selection of applicable portfolio securities, but the Portfolios and the Funds will also rely upon the independent advice of the Advisor or their respective Sub-advisors. Additional information concerning the ratings of these services and their significance can be found in Appendix A.



  To the extent that the rating given by Moody's, S&P, or Fitch for securities may change as a result of changes in such organizations or their rating systems, the Advisor will attempt to use comparable ratings as standards for its investments in accordance with each Portfolio's and Fund's investment policies contained in the Prospectus and SAI.



U.S. GOVERNMENT SECURITIES. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government, its agencies, or instrumentalities. U.S. government securities include, but are not necessarily limited to, direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Resolution Trust Corporation, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, and Student Loan Marketing Association. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities, and dates of issuance. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Advisor or the relevant Sub-advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


ILLIQUID SECURITIES AND RESTRICTED SECURITIES. These securities generally cannot be sold or disposed of in the ordinary course of business at approximately the value at which the Fund has valued the investments within seven days. This may have an adverse effect upon the Fund's ability to dispose of the particular securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, either upon acquisition or due to subsequent lack of institutional buyers, that investment will be treated as an illiquid security.

BANK OBLIGATIONS. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of certificates of deposit ("CDs") of each state bank held by a Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specific levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.


  Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch than about a domestic branch of a U.S. bank or about a foreign bank than about a U.S. bank.

  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. The deposits of branches licensed by certain states may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.


  In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, the Advisor or the relevant Sub-advisors will carefully evaluate such investments on a case-by-case basis.



  A Fund may purchase a CD, TD, or bankers' acceptance issued by a bank, savings and loan association, or other banking institution with less than $1 billion in assets (a "Small Issuer Bank Obligation") only so long as the issuer is a member of the FDIC or supervised by the Office of Thrift Supervision (the "OTS") and so long as the principal amount of the Small Issuer Bank Obligation is fully insured by the FDIC and is no more than $100,000. Each Fund will at any one time hold only one Small Issuer Bank Obligation from any one issuer.


  Savings and loan associations whose CDs, TDs, and bankers' acceptances may be purchased by the Funds are supervised by the OTS and insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Funds may invest include those classified as governmental or government-related. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities which are not backed by the full faith and credit of the United States include those issued by FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the U.S., the stock of which is owned by Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

  Entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments in which principal or interest payments may vary or terms to maturity may be shorter than previously customary.

As new types of mortgage-backed securities are developed and offered to investors, the Funds may, consistent with their respective investment objectives and policies, consider making investments in such securities.



  Subject to the investment restrictions and policies stated elsewhere in the Prospectus and SAI, Funds may invest in collateralized mortgage obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams. CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.


  The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 5- to 8-year average life for pools of current coupon fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.


REPURCHASE AGREEMENTS. The Portfolios and Funds may invest in repurchase agreements. The Equity Income, Growth & Income, West Coast Equity, Income, and Money Market Funds may enter into repurchase agreements with brokers, dealers, and banks to invest cash reserves temporarily, provided that repurchase agreements maturing in greater than 7 days do not exceed 10% of each Fund's total assets.


WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. A segregated account in the name of the Fund consisting of cash or other liquid assets equal to the amount of when-issued or delayed-delivery commitments will be established at the Trust's Custodian. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities, or, although it would not normally expect to do so, the sale of securities purchased on a when-issued or delayed delivery basis themselves (which may have a greater or lesser value than the Fund's payment obligations).

OVER-THE-COUNTER OPTIONS. An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.


STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions for each of the Portfolios and Funds stated elsewhere in this SAI and in the Prospectus, each of the Portfolios and Funds, except for the Money Market Fund, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or for other bona fide hedging purposes and may also use such investment strategies to seek potentially higher returns. No Portfolio or Fund currently intends to enter into strategic transactions, excluding strategic transactions that are "covered" or entered into for bona fide hedging purposes and may also use such investment strategies to seek potentially higher returns that have, in the aggregate, a principal amount in excess of 15% of the Portfolio's or Fund's net assets.



  The Portfolios and Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts), and any combination of futures, options, and foreign currency transactions (each separately, a "component" transaction), instead of a single transaction, as part of a single strategy when, in the opinion of the Advisor or the Sub-advisor, it is in the best interest of the Portfolio or Fund to do so. A combined transaction may contain elements of risk that are present in each of its component transactions.



  The use of strategic transactions involves special considerations and risks. Additional risks pertaining to particular strategies that make up strategic transactions are described below. Successful use of most strategic transactions depends upon the Advisor's or the Sub-advisor's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. There may be imperfect correlation, or even no correlation, between price movements of strategic transactions and price movements of the related portfolio or currency positions. Such a lack of correlation might occur due to factors unrelated to the value of the related portfolio or currency positions, such as speculative or other pressures on the markets in which strategic transactions are traded. In addition, a Portfolio or Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in strategic transactions involving obligations to third parties (i.e., strategic transactions other than purchased options). These requirements might impair the Fund's ability to sell a portfolio security or currency position or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security or currency position at a disadvantageous time.



SWAPS, CAPS, FLOORS, AND COLLARS. Subject to the investment policies and restrictions of each of the Portfolios and Funds stated elsewhere in this SAI and in the Prospectus, each of the Portfolios and Funds, except for the Money Market Fund, may enter into interest rate, currency, and index swaps and the purchase or sale of related caps, floors, and collars. The Fixed-Income Funds, and WM High Yield Fund may enter into credit default swaps. A Portfolio or Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, or to protect against any increase in the price of securities the Portfolio or Fund anticipates purchasing at a later date or to seek potentially higher returns. A Portfolio or Fund will use these transactions as hedges or for investment purposes and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio or Fund may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio or Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. In a credit default swap, the seller agrees to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event. In return, the seller of a credit default swap receives from the buyer a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or value.

  A Portfolio or Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio or Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes or are offset by a "covering" position or the Portfolio or Fund has segregated liquid assets sufficient to meet its obligations under such transactions, the Advisor and the Trust believes that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's or Fund's borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


FUTURES ACTIVITIES. Each of the Funds that is permitted to engage in strategic transactions and each of the Portfolios may enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and for otherwise permitted strategic transactions.

FUTURES CONTRACTS. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time, and place. A bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made.


  The purpose of entering into a futures contract by a Portfolio or Fund is to protect the Portfolio or Fund from fluctuations in the value of its securities caused by anticipated changes in interest rates or market conditions without necessarily buying or selling the securities.


  No consideration is paid or received by a Portfolio or Fund upon entering into a futures contract. Initially, a Portfolio or Fund would be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is the equivalent of a performance bond or good faith deposit on the contract, which is returned to the Portfolio or Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margins," will be made daily as the price of the index or securities underlying the futures contract fluctuates. This makes the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Portfolio or Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.


  There are several risks associated with using futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of the Advisor or the relevant Sub-advisor to predict correctly movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. The decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates. Although the Portfolios and Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio or Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.


  To ensure that transactions constitute bona fide hedges in instances involving the purchase or sale of a futures contract, the Portfolios and Funds will be required to either (1) segregate sufficient cash or liquid assets to cover the outstanding position or (2) cover the futures contract by either owning the instruments underlying the futures contract, by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contract, or by holding a separate option permitting it to purchase or sell the same futures contract. Because of the imperfect correlation between the movements in the price of underlying indexes or stock indexes of various futures contracts and the movement of the price of securities in their portfolios, the Portfolios and Funds will periodically make adjustments to their index futures contracts positions to appropriately reflect the relationship between the underlying portfolio and the indexes. The Portfolios and Funds will not maintain short positions in index or stock index futures contracts, options written on index or stock index futures contracts, and options written on indexes or stock indexes, if in the aggregate, the value of these positions exceeds the current market value of their portfolios plus or minus the unrealized gain or loss on those positions.


OPTIONS ON FUTURES CONTRACTS. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract. The value of the option does however change daily and that change would be reflected in the net asset value of the Portfolio or the Fund holding the option.

  When engaging in strategic transactions, the Portfolios and the Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.


  There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated interest rate and market trends by the Advisor or the relevant Sub-advisor, which could prove to be inaccurate. Even if the expectations of the Advisor or the Sub-advisors are correct, there may be an imperfect correlation between the change in the value of the options and the portfolio securities hedged.


STRATEGIES AVAILABLE TO THE REIT, EQUITY INCOME, GROWTH & INCOME, WEST COAST EQUITY, MID CAP STOCK, GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, INTERNATIONAL GROWTH, AND SHORT TERM INCOME FUNDS


OPTIONS ON SECURITIES. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, and Short Term Income Funds may buy and sell call options on securities, purchase put and call options on securities, and enter into closing transactions. Each of these Funds, except for the Equity Income, Growth & Income, and West Coast Equity Funds, may buy and sell covered put options on securities.

  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money," and "out-of-the money," respectively. A Fund may write (1) in-the-money call options when the Advisor or the Sub-advisor expects that the price of the underlying security will remain flat or decline moderately during the option period, (2) at-the-money call options when the Advisor or the Sub-advisor expects that the price of the underlying security will remain flat or advance moderately during the option period, and (3) out-of-the-money call options when the Advisor or the Sub-advisor expects that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options described above.


  So long as the Fund's obligation as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the relevant Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC") and the securities exchange on which the option is written.

  An option may be closed out only when there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact, and because of current trading conditions, each Fund expects to purchase or write call or put options issued by the OCC, except that options on U.S. government securities may be purchased or written in the over-the-counter market. Over-the-counter options can be closed out only by agreement with the primary dealer in the transaction. National securities exchanges on which options are traded are: The Chicago Board Options Exchange (CBOE), The Board of Trade of the City of Chicago (CBT), American Stock Exchange (AMEX), Philadelphia Stock Exchange (PHLX), Pacific Stock Exchange
(PSE), and the New York Stock Exchange (NYSE). Any over-the-counter option written by a Fund will be with a qualified dealer pursuant to an agreement under which the Fund may repurchase the option which the Fund would have the absolute right to repurchase at a formula price at an over-the-counter option it has sold. Such options will generally be considered illiquid in an amount equal to the formula price, less the amount by which the option is "in-the-money." In the event of the insolvency of the primary dealer, the Fund may not be able to liquidate its position in over-the-counter options, and the inability of the Fund to enter into closing purchase transactions on options written by the Fund may result in a material loss to the Fund. The Fund may realize a profit or loss upon entering into closing transactions. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option, and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, the Fund will realize a profit or loss to the extent that the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.


  To facilitate closing transactions, a Fund will generally purchase or write only those options for which the Advisor or the Sub-advisor believes there is an active secondary market although there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and the securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such events, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.


  Securities exchanges have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the particular Fund and other clients of the Advisor and the Sub-advisors and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying security with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock.


  The Fund may however, incur additional transaction costs or interest expenses in connection with any such purchase or borrowing. Additional risks exist with respect to mortgage-backed U.S. government securities for which the Fund may write covered call options. If a Fund writes covered call options on a mortgage-backed security, the security that it holds as cover may, because of scheduled amortization of unscheduled prepayments, cease to be sufficient cover. In such an instance, the Fund will compensate by purchasing an appropriate additional amount of mortgage-backed securities.

STRATEGIES AVAILABLE TO REIT, MID CAP STOCK, GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, INTERNATIONAL GROWTH, SHORT TERM INCOME, AND INCOME FUNDS


OPTIONS ON SECURITIES INDEXES. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, and Income Funds may also purchase and sell call and put options on securities indexes. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although the Fund generally will purchase or write such an option only if the Advisor or the Sub-advisor believes the option can be closed out.



  Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor or the Sub-advisor believes the market is sufficiently developed for the risk of trading in such options to be no greater than the risk of trading in options on securities.


  Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, and Income Funds may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Funds may use forward currency exchange contracts to hedge either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. A Fund may not position a hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. In addition, the Funds may use foreign currency forwards contracts in an effort to profit from favorable currency movements.


  If a Fund enters into a position hedging transaction, the Custodian will, except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted there under, place cash or other liquid assets in a segregated account for the Fund in an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract.



  For each forward foreign currency exchange contract that is used to hedge a securities position denominated in a foreign currency, but for which the hedging position no longer provides, in the opinion of the Advisor or the Sub-advisor, sufficient protection to consider the contract to be a hedge, the Fund maintains with the Custodian a segregated account of cash or other liquid assets in an amount at least equal to the portion of the contract that is no longer sufficiently covered by such hedge. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's unhedged exposure (in the case of securities denominated in a foreign currency) or commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.


  At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period, and the prevailing market conditions. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The Funds, in addition, may combine forward currency exchange contracts with investments in U.S. securities in an attempt to create a combined investment position, the overall performance of which will be similar to that of a security denominated in a foreign currency. For instance, a Fund could purchase a U.S. government security and at the same time enter into a forward currency exchange contract to exchange U.S. dollars for a foreign currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the foreign currency, the Fund may be able to adopt a synthetic investment position whereby the Fund's overall investment return from the combined position is similar to the return from purchasing a foreign currency-denominated instrument.

  There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of a security denominated in the U.S. dollar or other foreign currency is not exactly matched with a Fund's obligation under a forward currency exchange contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in that currency. Although the Advisor and each Sub-advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor or the Fund's Sub-advisor will be able to do so.


  Although the foreign currency market is not believed to be necessarily more volatile than the market in other commodities, there is less protection against defaults in the forward trading to currencies than there is in trading such currencies on an exchange because such forward contracts are not guaranteed by an exchange or clearing house. The CFTC has indicated that it may assert jurisdiction over forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such transactions. In the event that such prohibition included the Fund, it would cease trading such contracts. Cessation of trading might adversely affect the performance of a Fund.


OPTIONS ON FOREIGN CURRENCIES. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, and Income Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Such hedging includes cross hedging and proxy hedging where the options to buy or sell currencies involve other currencies besides the U.S. dollar. As one example, a decline in the U.S. dollar value of a foreign currency in which securities are denominated in or exposed to will reduce the U.S. dollar value of the securities even if their value in the foreign currency remains constant. To protect against diminutions in the value of securities held by a Fund in a particular foreign currency, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in U.S. dollars and may thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. When an increase in the U.S. dollar value of a currency in which securities to be acquired are denominated in or exposed to is projected, thereby increasing the cost of the securities, the Fund conversely may purchase call options on the currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates. The Funds may also write covered call options on foreign currencies for the types of hedging purposes described above. As one example, when the Advisor or a Sub-advisor anticipates a decline in the U.S. dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset-by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.


  A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire the foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian upon conversion or exchange of other foreign currency held by the Fund. A call option also is covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written when the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities and other liquid debt securities in a segregated account with the Custodian.

  The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

SPECIAL CONSIDERATIONS RELATING TO REIT, EQUITY INCOME,
MID CAP STOCK, GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH,
INTERNATIONAL GROWTH, AND INCOME FUNDS


SECURITIES IN DEVELOPING OR EMERGING COUNTRIES. Although most of the investments of the REIT, Equity Income, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, and Income Funds are made in securities of companies in (or governments of) developed countries, each may invest in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets") as well. The REIT, Equity Income, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and Income Funds may invest up to 5% of their total assets in emerging markets and the International Growth Fund may invest up to 30% of total assets in emerging markets and up to 5% of total assets in any one country. A developing or emerging country is generally considered to be a country that is in the initial stages of its industrialization cycle. "Developing or emerging markets," for the WM Group of Funds, include all countries in Latin America and the Caribbean, all countries in Asia (except Australia, Hong Kong, Japan, New Zealand, and Singapore), all countries in Africa and the Middle East, all former Eastern bloc countries, Russia and the Commonwealth of Independent States, and Turkey. Investing in the equity and fixed-income markets of developing or emerging countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing or emerging countries have been more volatile than the markets of the more mature economies of developed countries.


STRATEGY AVAILABLE TO REIT, EQUITY INCOME, GROWTH & INCOME, WEST COAST EQUITY, MID CAP STOCK, GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, INTERNATIONAL GROWTH, SHORT TERM INCOME, INCOME, AND MONEY MARKET FUNDS

LENDING OF PORTFOLIO SECURITIES. Each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and Money Market Funds will adhere to the following conditions whenever its portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, provided that if a material event adversely affecting the investment occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, the Funds may pay a part of the interest earned from the investment of the collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Trust and that is acting as a "finder." The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Income and Money Market Funds will not lend more than 33% of their respective total assets, and the Growth, Small Cap Growth, International Growth, and Short Term Income Funds will not lend more than 20% of their respective total assets.

SPECIAL CONSIDERATIONS RELATING TO REIT, EQUITY INCOME, GROWTH & INCOME, WEST COAST EQUITY, MID CAP STOCK, GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, AND INCOME FUNDS


LOWER-RATED SECURITIES. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and Income Funds may each invest up to 20% of its assets in below-investment grade securities (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities determined to be of comparable quality by the Advisor ("junk bonds"). Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuer of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. See the Appendix A for a more detailed description of the ratings assigned by ratings organizations and their respective characteristics. Historically, economic downturns have disrupted the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by any of the Funds set forth above. Prices and yields of high yield securities will fluctuate over time and may affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.


  The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Trustees to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.


  Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Advisor and the Sub-advisor of each of the Funds not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Advisor or the Sub-advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor or the Fund's Sub-advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.


  Prices for below investment grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress from time to time has considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and would regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

INVESTMENT RESTRICTIONS

The following section discusses the investment policies and restrictions of the Portfolios and Funds. A fundamental policy affecting a particular Portfolio or Fund may not be changed without the vote of a majority of the outstanding shares of the affected Portfolio or Fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the relevant Fund or Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares. The 1940 Act prohibits a registered open-end investment company such as the Trust from issuing "senior securities" other than borrowings from a bank.


  As a matter of non-fundamental investment policy, the Portfolios and Funds will not invest in securities issued by Washington Mutual, Inc. or its affiliates.



  Any notice required to be delivered to shareholders of a Fund for the purpose of announcing an intended change in a non-fundamental policy of the Fund (as described in the Prospectus or this SAI) will be provided in accordance with Rule 35d-1 under the 1940 Act, as such rule is in effect and interpreted from time to time.



INVESTMENT RESTRICTIONS OF THE GROWTH & INCOME, GROWTH, SMALL CAP GROWTH, INTERNATIONAL GROWTH, SHORT TERM INCOME, U.S. GOVERNMENT SECURITIES, INCOME, AND MONEY MARKET FUNDS



The investment restrictions numbered 1 through 15 below have been adopted by the Trust with respect to the Funds (other than the REIT, Equity Income, West Coast Equity, Mid Cap Stock, and Small Cap Value Funds) as fundamental policies. The investment policies adopted by the Trust prohibit such Funds (other than the REIT, Equity Income, West Coast Equity, Mid Cap Stock, and Small Cap Value Funds) from:


 1. Purchasing the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer (the "5% Limitation"), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% Limitation: provided that the entire investment portfolio of the Money Market Fund is subject to the 5% Limitation; however, the Money Market Fund will be able to invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof provided that the Money Market Fund may not hold more than one such investment at any time.

 2. Purchasing more than 10% of the voting securities of any class of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities; provided further that this restriction shall not apply to the Growth Fund; and provided further that the Growth Fund shall not own more than 10% of the outstanding voting securities of a single issuer.

 3. Purchasing securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

 4. Making short sales of securities or maintaining a short position; provided that this restriction shall not apply to the Growth and International Growth Funds.

 5. Borrowing money, except that (a) the Fund may (i) enter into reverse repurchase agreements or (ii) borrow from banks for temporary (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities or pending settlement of securities transactions or for emergency or extraordinary purposes in an aggregate amount not exceeding 30% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, (b) all of the Funds except the Money Market Fund may enter into (i) futures contracts, and (ii) dollar roll transactions. Whenever borrowings pursuant to (a) above (except that with respect to the Growth & Income, Small Cap Growth, Short Term Income, U.S. Government Securities and Income Funds, pursuant to (a)(ii) above) exceed 5% of the value of a Fund's total assets,

    (w) continuous asset coverage of at least 300% is required; (x) in the event such asset coverage falls below 300% due to market fluctuations or otherwise, the Fund must within 3 days reduce the amount of its borrowings so that asset coverage will again be at least 300%, even if disadvantageous from an investment standpoint; (y) borrowing pursuant to (a) over 5% must be repaid before making additional investments; and (z) any interest paid on such borrowings will reduce income. The Growth & Income, Small Cap Growth, Short Term Income, U.S. Government Securities and Income Funds may not borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such transaction).

 6. Pledging, hypothecating, mortgaging, or otherwise encumbering more than 30% of the value of the Fund's total assets. For purposes of this restriction,
    (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to
    (i) the purchase and sale of options on securities, options on indexes, and options on foreign currencies; and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

 7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

 8. Purchasing or selling real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured, directly or indirectly, by real estate and may purchase securities issued by companies that invest or deal in real estate.

 9. Investing in commodities, except that all of the Funds except the Money Market Fund may invest in futures contracts and options on futures contracts. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

10. Investing in oil, gas, or other mineral exploration or development programs.

11. Making loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities (except in the case of the U.S. Government Securities Fund), and the entry into repurchase agreements.

12. Purchasing any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, except in the case of the Money Market Fund, which under normal market conditions shall have at least 25% of its total assets invested in bank obligations; provided that this limitation shall not apply to the purchase of U.S. government securities.

13. With respect to the Money Market Fund, purchasing, writing, or selling puts, calls, straddles, spreads or combinations thereof.

14. With respect to the Growth and Small Cap Growth Funds, investing more than 35% of the Fund's assets in non-investment grade debt securities.

15. With respect to the Short Term Income Fund, having a dollar-weighted average portfolio maturity in excess of five years.


16. With respect to the Small Cap Growth Fund, investing, under normal circumstances, less than 80% of the Fund's net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Index at the time of purchase. In addition, each of the Funds (other than the REIT, Equity Income, West Coast Equity, Mid Cap Stock, and Small Cap Value Funds) has adopted non-fundamental investment limitations as stated below and in the Prospectus. Such limitations may be changed without shareholder approval.


17. With respect to the Growth and Small Cap Growth Funds, investing more than 25% of the Fund's assets in foreign securities.

18. Purchasing securities that are not readily marketable if more than 10% of the net assets of the Money Market Fund, or more than 15% of the net assets of the Growth & Income, Growth, Small Cap Growth,

    International Growth, Short Term Income, Income and U.S. Government Securities Funds, would be invested in such securities, including, but not limited to: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days;
    (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities that are deemed to be illiquid.

19. Making investments for the purpose of exercising control or management.

20. Purchasing or selling interests in real estate limited partnerships.

  The percentage limitations contained in restrictions 17 through 20, except with respect to securities not readily marketable, apply at the time of purchase of securities.

INVESTMENT RESTRICTIONS OF THE REIT, EQUITY INCOME, WEST COAST EQUITY, MID CAP STOCK, AND SMALL CAP VALUE FUNDS

The REIT, Equity Income, West Coast Equity, Mid Cap Stock, and Small Cap Value Funds have adopted the fundamental investment restrictions below. These investment restrictions prohibit such Funds from:

 1. Investing more than 5%(1) of its total assets in securities of any single issuer other than U.S. government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation.

 2. Acquiring more than 10%(1) of the voting securities of any one company.

 3. Investing in real estate(2) (except publicly traded real estate investment trusts) or commodities.


 4. Investing in oil, gas, or other mineral leases.



 5. Investing more than 25%(1) of its total assets in any single industry. This limitation also does not apply to the REIT Fund as this fund will, under normal circumstances, invest more than 25% of its assets in the real estate industry.


 6. Acting as underwriter of securities issued by others.

 7. Buying securities on margin, mortgage, or pledge its securities.

 8. Borrowing money for investment purposes (it may borrow up to 5% of its total assets for emergency, non-investment purposes).

 9. Lending money (except for the execution of repurchase agreements).

10. Issuing senior securities (as defined in the 1940 Act) except as permitted by rule, regulation, or order of the SEC.


1Percentage at the time the investment is made.


2This restriction will not prevent the Fund from purchasing and selling securities that are secured, directly or indirectly, by real estate or purchasing securities issued by companies that invest or deal in real estate. The REIT Fund intends to invest substantially all its assets in REIT securities.



  The Mid Cap Stock Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 at the time of purchase. This policy may not be changed without at least 60 days prior notice to shareholders.



  The Equity Income Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in dividend paying common stocks and preferred stocks. This policy may not be changed without at least 60 days prior notice to shareholders.



  The West Coast Equity Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of West Coast companies which are defined by the Advisor to include companies with (i) principal executive offices located in the region which includes Alaska, California, Oregon, and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. This policy will not be changed without at least 60 days prior notice.


  The REIT Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in REIT securities. This policy may not be changed without at least 60 days prior notice.



  The Small Cap Value Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Index at the time of purchase. This policy may not be changed without at least 60 days prior notice to shareholders.


INVESTMENT RESTRICTIONS OF THE PORTFOLIOS

The following investment restrictions have been adopted by the Trust with respect to the Portfolios as fundamental policies.

EACH PORTFOLIO WILL NOT:

1. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

2. Purchase or sell real estate including limited partnership interests, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

3. Make loans to any person, except loans of portfolio securities to the extent that no more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

4. (i) Purchase more than 10% of any class of the outstanding voting securities of any issuer (except other investment companies as defined in the 1940 Act) and (ii) purchase securities of an issuer (except obligations of the U.S. government and its agencies and instrumentalities and securities of other investment companies as defined in the 1940 Act) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation, or order of the SEC;

6. Borrow, except from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made; and whenever borrowings by a Portfolio exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities;

7. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

8. Write or acquire options or interests in oil, gas, or other mineral exploration or development programs.


  In addition, each Portfolio has adopted non-fundamental investment limitations as stated below and in the Prospectus. Such limitations may be changed without shareholder approval.


EACH PORTFOLIO WILL NOT:

1. Pledge, mortgage, or hypothecate any of its assets except to secure borrowings permitted by the Portfolio's fundamental limitation on borrowing;

2. Invest for the purpose of exercising control over management of any company;

3. Invest its assets in securities of any investment company, except (i) by purchase in the open market involving only customary brokers' commissions;
   (ii) in connection with mergers, acquisitions of assets or consolidations;
   (iii) as permitted by SEC exemptive order; or (iv) as otherwise permitted by the 1940 Act;

4. Purchase warrants if, by reason of such purchase, more than 5% of the value of the Portfolio's net assets (taken at market value) would be invested in warrants, valued at the lower of cost or market; included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a recognized stock exchange;

5. Purchase or hold illiquid securities, which are securities that cannot be disposed of for their approximate market value in seven days or less (which terms include repurchase agreements and time deposits maturing in more than seven days), if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities; and

6. Purchase securities on margin, except that a Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Portfolios and Funds disclose their month-end portfolio holdings on the Distributor's Web site at wmgroupoffunds.com on the last business day of the following month. Third parties who need portfolio holdings information to provide services to the Portfolios and Funds may be provided such information prior to its posting on the Web site, solely for legitimate business purposes and subject to confidentiality agreements.



  After a Portfolio's or Fund's portfolio holdings information has been posted to the Web site, it may be disclosed without limitation except that no such information may be provided pursuant to an ongoing arrangement until the business day after such information has been posted to the Web site in accordance with the Portfolio's or Fund's Prospectus and Statement of Additional Information, or the relevant Portfolio's or Fund's Form N-CSR or Form N-Q containing such information has been filed with the SEC.



  To the extent permitted under applicable law, the Portfolio's and Fund's investment advisor and Sub-advisors may distribute (or authorize the relevant Portfolio's or Fund's fund accounting agent or principal underwriter to distribute) information regarding a Portfolio's or Fund's portfolio holdings information ("Confidential Portfolio Information") more frequently than provided above or in advance of the Web site posting to the Portfolio's or Fund's service providers who require access to such information in order to fulfill their contractual duties with respect to the Portfolio or Fund, such as the Portfolio's or Fund's custodian, securities lending agents, auditors, pricing service vendors, and other persons who provide systems or software support in connection with the Portfolio or Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a Portfolio or Fund in the voting of proxies and to bank lenders, to third parties providing research and trading services, and to mutual fund analysts and rating agencies, such as Morningstar and Lipper Analytical Services. In connection with managing the Portfolios and Funds, the Portfolios' or Funds' investment advisor or Sub-advisors may use analytical systems provided by third parties who may have access to the Portfolios' or Funds' portfolio holdings. Portfolio holdings may also be disclosed to certain third party industry information vendors, institutional investment consultants, and asset allocation platform providers. However, these service providers may not provide portfolio holdings information to their subscribers in advance of the public dissemination dates. Such disclosure may be made in advance of the Web site posting only if the recipients of such information are subject to a confidentiality agreement, which includes a duty not to trade on the nonpublic information, and if the Portfolios' and Funds' Chief Compliance Officer determines that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Portfolio's or Fund's shareholders.



  Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the Portfolio's or Fund's portfolio securities, the Portfolios or Funds may disclose one or more of their securities. The Portfolios or Funds will not enter into formal confidentiality agreements in connection with these situations; however, the Portfolios or Funds will not continue to disclose portfolio holdings information to a person who the Portfolios, Funds, or their Investment Managers believe is misusing the disclosed information.



  The Confidential Portfolio Information that may be distributed under this policy is limited to the information that the investment advisor and Sub-advisors believe is reasonably necessary in connection with the services to be provided by the service provider receiving the information. In no event will the Advisor or its Sub-advisors or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Portfolio or Fund portfolio holdings. A list of all persons who receive Confidential Portfolio Information under this policy will be available upon request to the Portfolios' and Funds' Chief Compliance Officer.



  A Portfolio's or Fund's investment advisor and Sub-advisors, if any, shall have primary responsibility for compliance with the Portfolio's or Fund's procedures regarding disclosure of portfolio holdings information. As part of this responsibility, the Portfolio's or Fund's investment advisor and Sub-advisors, if any, shall be responsible for maintaining such internal informational barriers (e.g., "Chinese walls") as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio information. The Portfolios' and Funds' Chief Compliance Officer is responsible for monitoring for conflicts of interest between the interests of Portfolio or Fund shareholders and the interests of the Portfolios' or Funds' investment advisor, investment Sub-advisors, principal underwriter, or any affiliated person of the Portfolios or Funds, their investment manager, investment Sub-advisors, or their principal underwriter.



  The Board of Trustees of the Trust reviews and approves the Portfolios' and Funds' policy on disclosure of portfolio holdings. Exceptions to and violations of this policy are reported to the Board of Trustees of the Trust.


PORTFOLIO TURNOVER


Portfolio turnover considerations for the Portfolios are addressed in the Prospectuses. The Funds do not intend to seek profits through short-term trading. Nevertheless, the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions. Under certain market conditions, the Funds may experience increased portfolio turnover as a result of such Fund's options activities. For instance, the exercise of a substantial number of options written by the Fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of the Fund's securities that are included in the computation of turnover were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.



  Certain other practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Advisor or a Fund's Sub-advisor believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.



  The turnover rate for the Small Cap Growth Fund was 172% for the fiscal year ended December 31, 2005 and 41% for the fiscal year ended December 31, 2004. The significant variation in the Fund's turnover rate was a result of the appointment of two new Sub-advisors, who commenced sub-advisory services on April 7, 2005.

SECURITIES TRANSACTIONS


Purchases and sales of underlying Fund shares by a Portfolio are effected directly through the Distributor. In addition, all decisions to buy and sell securities of the Portfolios, including Fund shares, are made by the Advisor or the Fund's relevant Sub-advisor, subject to the overall review of the Trustees.



  Most of the purchases and sales of securities for a Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a Fund are made by the Advisor or the Fund's Sub-advisors, which also is responsible for placing these transactions, subject to the overall review of the Trust's Board of Trustees. Although investment decisions for each Fund are made independently from those of the other accounts managed by the Advisor or a Sub-advisor, those other accounts may make investments of the same type as the Fund. When a Fund and one or more other accounts managed by the Advisor or the Fund's Sub-advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor or the Sub-advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.



  Transactions on U.S. exchanges involve the payment of negotiated brokerage commissions. With respect to exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, the Advisor or the Sub-advisor seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor or the Sub-advisor will consider the factors that the Advisor or the Sub-advisor deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement between the Trust and the Advisor and each Sub-advisory Agreement between the Advisor and a Sub-advisor authorizes the Advisor or the Sub-advisor, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trust, the other Funds, and other accounts over which the Advisor or the Sub-advisors or their affiliates exercise investment discretion. Research services provided to the Advisor include, for example, written and electronic reports analyzing economic and financial characteristics; telephone conversations between brokerage securities analysts and members of the Advisor's staff; and personal visits by such analysts, brokerage strategists, and economists to the Advisor's office. Some of these services are useful to the Advisor in advising clients, although not all of these services are necessarily useful and of value in managing the Portfolios and Funds. Consistent with applicable provisions of the 1940 Act, the rules and exemptions adopted by the SEC thereunder, and relevant interpretive and "no-action" positions taken by the SEC's staff, the Trust's Board of Trustees has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all portfolio transactions with affiliates will be fair and reasonable. Under the procedures adopted, portfolio transactions for a Fund may be executed through any affiliated broker (other than affiliated persons of the Trust solely because the broker is an affiliated person of a Sub-advisor of another Fund) if, subject to other conditions in the Rule 17e-1 procedures, in the judgment of the Advisor or the Fund's Sub-advisor, the use of an affiliated broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction an affiliated broker charges the Fund a rate consistent with those charged for comparable transactions in comparable accounts of the broker's most favored unaffiliated clients. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

  The Advisor or a Sub-advisor may cause a Fund to pay a broker-dealer, which provides brokerage and research services to the Advisor or the Sub-advisor, an amount of disclosed commission for effecting a securities transaction in excess of the commission that another broker dealer would have charged for effecting that transaction. The fees under the Advisory and Sub-advisory Agreements are not reduced by reason of receiving such brokerage and research services. The Trust's Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the Trust. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.



  For the past three fiscal years, the Portfolios paid no brokerage commissions. During 2005, the Funds placed transactions with broker-dealers who provided research services to the Advisor as follows:



                                                                                             2005
                                                                     2005                  AGGREGATE
                                                                  BROKERAGE               TRANSACTION
FUND                                                             COMMISSIONS                AMOUNT
---------------------------------------------------------------------------------------------------------
  REIT Fund                                                        $ 1,285                $   961,588
  Equity Income Fund                                                13,744                 13,585,686
  Growth & Income Fund                                              49,720                 40,631,120
  West Coast Equity Fund                                            10,750                  8,539,931
  Mid Cap Stock Fund                                                 7,064                  5,986,720
  Growth Fund                                                       23,807                 26,393,001
  Small Cap Value Fund                                              17,326                  6,373,654
  Small Cap Growth Fund                                                145                     38,432
  International Growth Fund                                         39,320                 31,015,809
  Short Term Income Fund                                                 0                          0
  U.S. Government Securities Fund                                        0                          0
  Income Fund                                                            0                          0



  For the fiscal years ended December 31, 2005, 2004, and 2003, the Funds paid the following brokerage commissions:



                                                                2005                      2004                      2003
                                                             BROKERAGE                 BROKERAGE                 BROKERAGE
FUND                                                        COMMISSIONS               COMMISSIONS               COMMISSIONS
---------------------------------------------------------------------------------------------------------------------------------
  REIT Fund                                                   $ 35,624                  $ 19,687                  $ 53,970
  Equity Income Fund*                                          242,304                   152,566                   104,937
  Growth & Income Fund                                         158,913                    87,957                   142,197
  West Coast Equity Fund                                        56,057                    29,660                    73,686
  Mid Cap Stock Fund                                           109,793                   109,871                    81,066
  Growth Fund                                                  276,817                   338,954                   378,837
  Small Cap Value Fund                                         176,586                   199,590                       N/A
  Small Cap Growth Fund                                        317,077                   236,617                   384,414
  International Growth Fund                                     75,555                    65,718                    42,801
  Short Term Income Fund                                         1,960                         0                     2,205
  U.S. Government Securities Fund                                    0                         0                         0
  Income Fund                                                        0                         0                         0



*Brokerage commissions paid by the Equity Income Fund rose between fiscal year
 2003 and fiscal year 2005 principally because the Equity Income Fund's assets increased significantly during the past three fiscal years.

  The Trust is required to identify any securities of its "regular brokers or dealers" (as defined in the 1940 Act), which the Trust has acquired during its most recent fiscal year. As of December 31, 2005, these Funds had the following holdings fitting the above description (in thousands of dollars):


                                                                MERRILL                                 GOLDMAN
                                   JP MORGAN                    LYNCH &      PRUDENTIAL                  SACHS    CREDIT
                                    CHASE &           MORGAN    COMPANY,     FINANCIAL,     CITIGROUP   GROUP,    SUISSE,
FUND                                COMPANY    UBS    STANLEY     INC.          INC.          INC.       INC.      INC.
-------------------------------------------------------------------------------------------------------------------------
  REIT Fund                             --       --       --         --           --             --         --        --
  Equity Income Fund                $4,080       --   $2,241         --           --         $4,683         --        --
  Growth & Income Fund              $7,105       --       --         --           --         $6,066         --        --
  West Coast Equity Fund                --       --       --         --           --         $1,829         --        --
  Mid Cap Stock Fund                    --       --       --         --           --             --         --        --
  Growth Fund                           --       --   $3,530     $3,641         $858           $554       $975        --
  Small Cap Value Fund                  --       --       --         --           --             --         --        --
  Small Cap Growth Fund                 --       --       --         --           --             --         --        --
  International Growth Fund             --     $452       --         --           --             --         --      $730
  Short Term Income Fund            $1,959       --       --         --           --             --       $493      $629
  U.S. Government Securities Fund   $2,383       --       --         --           --             --         --    $4,949
  Income Fund                       $1,469       --   $2,577     $2,064           --         $3,200     $2,696        --
  Money Market Fund                   $800       --       --         --           --           $705         --        --


                                       HSBC
                                    HOLDINGS,     DEUTSCHE    LEGG      LEHMAN
FUND                                   INC.       BANK AG    MASON     BROTHERS
---------------------------------  --------------------------------------------------
  REIT Fund                              --           --         --        --
  Equity Income Fund                     --           --         --        --
  Growth & Income Fund                   --           --         --        --
  West Coast Equity Fund                 --           --         --        --
  Mid Cap Stock Fund                     --           --         --        --
  Growth Fund                            --           --       $622      $320
  Small Cap Value Fund                   --           --         --        --
  Small Cap Growth Fund                  --           --         --        --
  International Growth Fund            $510         $329         --        --
  Short Term Income Fund                 --           --         --        --
  U.S. Government Securities Fund        --           --         --        --
  Income Fund                            --           --     $1,042        --
  Money Market Fund                      --           --         --        --


REDEMPTIONS


The right of redemption of shares of a Portfolio or Fund may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (2) when trading in the markets a Portfolio or Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Portfolio's or Fund's investments or determination of its net asset value not reasonably practicable; or (3) for such other periods as the SEC by order may permit for protection of the Portfolio's or Fund's shareholders.


DISTRIBUTIONS IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the shareholders of a Portfolio or Fund to make a redemption payment wholly in cash, the Trust may pay any portion of a redemption by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently redeeming shares of those securities.

NET ASSET VALUE


The Trust will calculate the net asset value ("NAV") of each of the Portfolios' and Funds' Class 1 and Class 2 shares at the close of regular trading on the New York Stock Exchange or at 1:00 p.m. Pacific Time, whichever is earlier, Monday through Friday, exclusive of those business holidays on which it is closed. The Trust will be closed on the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Under unusual circumstances, the Money Market Fund may determine its NAV on days on which the New York Stock Exchange is not open for regular trading.


  A security that is primarily traded on a U.S. exchange (excluding securities traded through the NASDAQ National Market System) is valued at the last reported sales price (for securities traded through the NASDAQ National Market System, the official closing price) on that exchange or, if there were no sales during the day (and no official closing price on such day), at the mean of the current day's bid and asked prices. Over-the-counter securities that are not traded through the NASDAQ National Market System and U.S. government securities are valued at the mean of the current day's bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost; assets of the Money Market Fund are also valued at amortized cost; securities and other assets initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services (normally determined at the close of the New York Stock Exchange). The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. If the market makes a limit move with respect to the security or index underlying the futures contract, the futures contract will be valued at a fair market value as determined by or under the direction of the Board of Trustees.

  Debt securities of U.S. issuers (other than U.S. government securities and short-term investments), including municipal obligations, are valued by one or more independent pricing services (each a "pricing service") retained by the Trust. When, in the judgment of a pricing service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Board of Trustees, which may rely on the assistance of one or more pricing services. The procedures of each pricing service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees.

VALUATION OF THE MONEY MARKET FUND. The valuation of the portfolio securities of the Money Market Fund is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


  The use by the Money Market Fund of the amortized cost method of valuing their respective portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities determined by the Board of Trustees of the Trust to present minimal credit risks. Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees or its delegate, at such intervals as the Board of Trustees may deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.



  In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will cause the Trust to take such corrective action as the Board deems necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a NAV per share by using available market quotations.


TAXES

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in a Portfolio or Fund by life insurance companies for the purpose of funding variable annuity and life insurance contracts. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of each of the Portfolios and Funds as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change. Any such change may be retroactive.

  Each Portfolio and Fund intends to qualify and elect to be treated each year as a RIC under Subchapter M of the Code. Accordingly, each Portfolio and Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's or Fund's (as the case may be) total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (x) the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio or Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Portfolio's or Fund's investments in loan participations, the Portfolio or Fund (as the case may be) shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.


  In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph
(a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

  If the Portfolio or Fund qualifies as a RIC that is accorded special tax treatment, it will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are generally subject to a nondeductible 4% excise tax at the Portfolio or Fund level. However, this excise tax generally is inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

  Dividends declared by a Portfolio or Fund in October, November, or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Portfolio or Fund and received by the shareholders on December 31 of that year if paid by the Portfolio or Fund at any time during the following January.

  If a Portfolio or Fund were to fail to qualify as a RIC for any year, all of its income would be subject to tax at corporate rates. In addition, in order to requalify for taxation as a RIC, the Portfolio or Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

  In addition to qualifying under subchapter M of the Code by meeting the requirements described above, each Portfolio and Fund intends to meet the diversification requirements of subchapter L of the Code so that variable annuity and variable life contracts funded by the Trust will not fail to qualify as annuities and life insurance contracts for tax purposes. In general, for a Portfolio or Fund to meet the investment diversification requirements of subchapter L of the Code, Treasury Regulation Section 1.817-5 requires that no more than 55% of the value of the total assets of the Portfolio or Fund be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as one investment. In the context of U.S. government securities (including any security that is issued, guaranteed, or insured by the United States or an instrumentality of the United States), each U.S. government agency or instrumentality is treated as a separate issuer. Alternatively, a portfolio underlying a variable contract will be adequately diversified if, as of the close of each quarter, the diversification requirements applicable to RICs are met and no more than 55% of the value of the total assets consists of cash and cash items (including receivables), U.S. government securities, and securities of other RICs. In addition, certain other rules may apply to separate accounts funding variable life contracts. Compliance with the subchapter L regulations is tested on the last day of each calendar quarter but may also be established within 30 days of such last day. Variable annuity and variable life insurance contracts generally may look through a RIC to the assets held by the RIC, and thus be treated as owning a proportionate share of such RIC's assets for purposes of meeting the diversification test, provided that the RIC meets certain requirements (including limitations on the nature of the RIC's shareholders).

  Furthermore, the Internal Revenue Service has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner were considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. The IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Portfolios and Funds described herein, including retroactively.

  If a shareholder realizes a loss on a disposition of a Portfolio's or a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate accounts), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company holding separate accounts. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE INTERNATIONAL GROWTH FUND

The International Growth Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of income (without the receipt of cash) and may affect the timing or amount of the Fund's distributions. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.


  The foregoing discussion does not address the federal, state, local, or foreign tax consequences for the holders of variable annuity and variable life contracts. For more information regarding such tax consequences, holders of such contracts should consult the Prospectus for the applicable contract.



FINANCIAL STATEMENTS



The financial statements and schedules required by Regulation S-X are included in the Portfolios' and Funds' most recent Annual Reports to shareholders for the fiscal periods ended December 31, 2005, and are incorporated to this SAI by reference. The Portfolios' and Funds' Annual Reports and Prospectuses may be obtained free of charge by contacting the WM Group of Funds at 800-222-5852 or by visiting www.wmgroupoffunds.com. The Portfolios' and Funds' December 31, 2005 Annual Reports were filed electronically with the SEC on March 3, 2006 (Accession No. 0000950148-06-000012).

APPENDIX A


DESCRIPTION OF BOND, NOTES AND COMMERCIAL PAPER RATINGS


DESCRIPTION OF S&P CORPORATE BOND RATINGS



- AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


- AA -- An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

- A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

- BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

- BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


- B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


- CCC -- An obligation rated CCC is currently vulnerable to nonpayments, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

- CC -- An obligation rated CC is currently highly vulnerable to nonpayment.


- C -- A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.


- D -- An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired. Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


- Plus (+) or minus (-) -- The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


DESCRIPTION OF MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS


- Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


- Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as for Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

- Baa -- Bonds which are related Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds, which are rated B generally, lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS

INVESTMENT GRADE

- AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

- AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

- A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

- BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

- BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

- B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


- CCC, CC, and C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probably. C ratings signal imminent default.

- DDD, DD, and D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicated potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.



  Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.


DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS


Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given the designation of SP-1+. Notes rated SP-1 have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. Notes rated SP-3 have a speculative capacity to pay principle and interest.


DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS


In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.


  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

  The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long-or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/ VMIG 1. MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

- MIG 1/VMIG 1 -- This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

- MIG 2/VMIG 2 -- This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

- MIG 3/VMIG 3 -- This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

- SG -- This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS


- A-1 -- A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


- A-2 -- A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

- A-3 -- A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

- B -- A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

- C -- A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


- D -- A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS


Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: 1) leading market positions in well-established industries, 2) high rates of return on funds employed, 3) conservative capitalization structure with moderate reliance on debt and ample asset protection, 4) broad margins in earnings coverage of fixed financial charges and high internal cash generation and 5) well-established access to a range of financial markets and assured sources of alternate liquidity.


  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS


The rating F1+ (Exceptionally Strong Credit Quality) is the highest commercial rating assigned by Fitch and is assigned to issues regarded as having the strongest degree of assurance for timely payment. Paper rated F1 (Highest Credit Quality) is regarded as having an assurance of timely payment only slightly less in degree than issues rated F1+. The rating F2 (Good Credit Quality) reflects an assurance of timely payment, but the margin of safety is not as great as for issues assigned F1+ or F1 ratings. The F3 rating (Fair Credit Quality) denotes that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade, whereas, B is a Speculative rating meaning that there is minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. A rating of C (High Default Risk) shows that default is a real possibility. It also shows that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D stands for Default and denotes actual or imminent payment default.


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APPENDIX B



PROXY VOTING POLICIES



The Board of Trustees has delegated to the Advisor, or, where applicable, the Sub-advisor responsible for the management of a particular Fund (or, for the Growth Fund and the Small Cap Growth Fund, the relevant portion of the Fund), responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the Advisor's or Sub-advisor's proxy voting policies and procedures. A copy of the proxy voting policies and procedures to be followed by the Advisor and each Sub-advisor, including procedures to be used when a vote presents a conflict of interest, are attached. The policy of the Portfolios is to vote the shares they own in the underlying Funds proportionate to the way the underlying Funds have voted.



PROXY VOTING PROCEDURES OF WM ADVISORS, INC.


THE ROLE OF WM ADVISORS, INC.


In its capacity as an investment advisor for each of its clients, WM Advisors, Inc. ("WMA") shall, except where WMA and the client have otherwise agreed, assist the client in voting proxies with respect to its portfolio securities to the extent that such proxies relate to matters involving investment judgment. In addition, the client may authorize WMA, in its capacity as advisor, to vote the client's proxies. In such cases, WMA is responsible for casting the proxy votes in a manner consistent with the best interests of the client. WMA may delegate its responsibilities with respect to proxy voting for any client to one or more Sub-advisor approved by the client.


THE ROLE OF THE PROXY VOTING SERVICE


WMA has engaged Institutional Shareholder Services ("ISS") to assist in the voting of proxies. ISS is responsible for coordinating with the client's custodian to ensure that all proxy materials received by the custodian relating to the client's portfolio securities are processed in a timely fashion. Subject to the right of the client, WMA and any applicable Sub-advisor to instruct ISS to vote a specific proxy in a specific manner (an "Exception"), ISS will vote all proxies in accordance with its proxy voting guidelines. (Where those guidelines call for a determination to be made on a case-by-case basis, ISS is responsible for obtaining such information as is reasonably necessary for it to determine how to vote such proxies in the best interests of the client, and for so voting such proxies.) ISS will notify WMA and any applicable Sub-advisor as to how it intends to vote each proxy no later than 3 business days prior to voting such proxy. In the event WMA or a Sub-advisor wishes to create an Exception for a proxy vote, it will notify ISS at least 1 business day before the last day on which the proxy could be voted. Except as may otherwise be agreed by a client, WMA will provide a report (including both the basis and rationale for the Exception and a certification as to the absence of any conflict of interest (as described below under "Conflicts of Interest") relating to such proxy) with respect to each Exception to the client at least quarterly.


  ISS will identify to WMA any proxy with respect to which it may be deemed to have a conflict of interest at least 5 business days prior to the last day such proxy could be voted. WMA will determine how any such proxy will be voted, unless it may also be deemed to have a conflict, in which case WMA will make a recommendation to the client with respect to the proxy, and the client will determine how the proxy should be voted.

CONFLICTS OF INTEREST

Occasions may arise where a person or organization involved in the proxy voting process for a client may have a conflict of interest in voting the client's proxy. A conflict of interest may exist, for example, if WMA has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to a particular proxy shall disclose that conflict to WMA and otherwise remove himself or herself from the proxy voting process. WMA will review each proxy with respect to which it wishes to create an Exception to determine if a conflict of interest exists and will provide the client with a Conflicts Report for each proxy that
(1) describes any conflict of interest; (2) discusses the procedures used to address such conflict

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of interest; and (3) discloses any contacts from parties outside WMA (other than routine communications from proxy solicitors) with respect to the proxy.

PROXY VOTING GUIDELINES OF WM ADVISORS, INC.


The proxy voting guidelines below give a general indication of how WM Advisors, Inc. ("WMA") will vote a client's portfolio securities on proposals dealing with a particular issue. WMA may delegate its responsibilities with respect to proxy voting for any client to one or more Sub-advisors approved by the client. In cases where WMA has engaged a proxy voting service, the proxy voting service will vote all proxies relating to client's portfolio securities in accordance with its guidelines, except as otherwise instructed by the client, WMA or any relevant sub-advisor. If a portfolio security is currently being loaned by a client but is the subject of a vote that WMA determines is material to the value of the security, WMA will seek to recall that portfolio security and vote the proxy in accordance with these guidelines. Votes with respect to portfolio securities on loan will otherwise be voted in the discretion of the borrower.



  The proxy voting guidelines are just that -- guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when WMA may not vote in strict adherence to these guidelines.


  WMA, as part of its ongoing review and analysis of all client portfolio holdings, is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the client and/or any proxy voting service of circumstances where the client's interests warrant a vote contrary to these guidelines.

  The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and WMA's intent to hold corporate boards accountable for their actions in promoting shareholder interests, the client's proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the client's proxies will be voted FOR board-approved proposals, except as indicated below.

DOMESTIC (U.S.) PROXIES

1. AUDITORS


- Vote FOR proposals to ratify auditors, unless any of the following apply:

  - An auditor has a financial interest in or association with the company, and is therefore not independent;
  - Fees for non-audit services are excessive, or
  - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


-Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.



-Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account these factors:


  - Tenure of the audit firm


  - Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price


  - Length of the rotation period advocated in the proposal


  - Significant audit-related issues


  - Number of audit committee meetings held each year


  - Number of financial experts serving on the committee


2. BOARD OF DIRECTORS


a. Voting on Director Nominees in Uncontested Elections
   Generally, vote CASE-BY-CASE. But WITHHOLD votes from:


  - Insiders and affiliated outsiders on boards that are not at least majority independent


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  - Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies


  - Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption


  - Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)


  - Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election


b. Classification/Declassification of the Board
  - Vote AGAINST proposals to classify the board.
  - Vote FOR proposals to repeal classified boards and to elect all directors annually.

c. Independent Chairman (Separate Chairman/CEO)

  - Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.


d. Majority of Independent Directors/Establishment of Committees
  - Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
  - Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

a. Shareholder Ability to Act by Written Consent
  - Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
  - Vote FOR proposals to allow or make easier shareholder action by written consent.

b. Shareholder Ability to Call Special Meetings
  - Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
  - Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c. Supermajority Vote Requirements
  - Vote AGAINST proposals to require a supermajority shareholder vote.
  - Vote FOR proposals to lower supermajority vote requirements.

d. Cumulative Voting
  - Vote AGAINST proposals to eliminate cumulative voting.
  - Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

e. Confidential Voting
  - Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
  - Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

a. Voting for Director Nominees in Contested Elections
  - Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

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

b. Reimbursing Proxy Solicitation Expenses
  - Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. POISON PILLS
  - Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS
  - Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS
  - Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

a. Common Stock Authorization
  - Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
  - Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
  - Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

b. Dual-class Stock
  - Vote AGAINST proposals to create a new class of common stock with superior voting rights.
  - Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
     - It is intended for financing purposes with minimal or no dilution to current shareholders; or
     - It is not designed to preserve the voting power of an insider or significant shareholder.

9. EXECUTIVE AND DIRECTOR COMPENSATION

  - Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS's methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

  - Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

  - Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:


     - The plan expressly permits repricing of underwater options without shareholder approval; or


     - There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on


     - The company's most recent three-year burn rate is excessive and is an outlier within its peer group



a. Management Proposals Seeking Approval to Reprice Options

  - Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
     - Historic trading patterns

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     - Rationale for the repricing
     - Value-for-value exchange
     - Option vesting
     - Term of the option
     - Exercise price
     - Participation

     - Treatment of surrendered options



b. Qualified Employee Stock Purchase Plans

  - Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
  - Vote FOR employee stock purchase plans where all of the following apply:
     - Purchase price is at least 85 percent of fair market value;
     - Offering period is 27 months or less; and
     - Potential voting power dilution (VPD) is ten percent or less.
  - Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.


c.Nonqualified Employee Stock Purchase Plans


  - Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.


  - Vote FOR nonqualified plans with all the following features:


     - Broad-based participation


     - Limits on employee contribution (a fixed dollar amount or a percentage of base salary)


     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value


     - No discount on the stock price on the date of purchase since there is a company matching contribution


  - Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.


d. Shareholder Proposals on Compensation

  - Generally, vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:


     - Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.


     - Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).


10. SOCIAL AND ENVIRONMENTAL ISSUES

  - These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company. Vote:


     - FOR proposals for the company to amend its Equal Employment Opportunity
      (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.


     - AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.


     - CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations


FOREIGN (NON-U.S.) PROXIES

1. FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
  - Vote FOR approval of financial statements and director and auditor reports, unless:

     - There are concerns about the accounts presented or audit procedures used; or


     - The company is not responsive to shareholder questions about specific items that should be publicly disclosed.


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

2. APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
  - Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     - There are serious concerns about the accounts presented or the audit procedures used;


     - The auditors are being changed without explanation; or


     - Non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.

  - Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
  - ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

3. APPOINTMENT OF INTERNAL STATUTORY AUDITORS
  - Vote FOR the appointment or reelection of statutory auditors, unless:

     - There are serious concerns about the statutory reports presented or the audit procedures used;


     - Questions exist concerning any of the statutory auditors being appointed; or


     - The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.


4. ALLOCATION OF INCOME
  - Vote FOR approval of the allocation of income, unless:

     - The dividend payout ratio has been consistently below 30 percent without adequate explanation; or


     - The payout is excessive given the company's financial position.


5. STOCK (SCRIP) DIVIDEND ALTERNATIVE
  - Vote FOR most stock (scrip) dividend proposals.
  - Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

6. AMENDMENTS TO ARTICLES OF ASSOCIATION
  - Vote amendments to the articles of association on a CASE-BY-CASE basis.

7. CHANGE IN COMPANY FISCAL TERM
  - Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

8. LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
  - Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

9. AMEND QUORUM REQUIREMENTS
  - Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

10. TRANSACT OTHER BUSINESS
  - Vote AGAINST other business when it appears as a voting item.

11. DIRECTOR ELECTIONS
  - Vote FOR management nominees in the election of directors, unless:

     - Adequate disclosure has not been met in a timely fashion;


     - There are clear concerns over questionable finances or restatements;


     - There have been questionable transactions with conflicts of interest;


     - There are any records of abuses against minority shareholder interests;
      and


     - there are clear concerns about the past performance of the company or the board; or


     - The board fails to meet minimum corporate governance standards.

  - Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
  - Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

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

  - Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

  - Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.


12. DIRECTOR COMPENSATION
  - Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.
  - Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
  - Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
  - Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

13. DISCHARGE OF BOARD AND MANAGEMENT
  - Vote FOR discharge of the board and management, unless:
     - there are serious questions about actions of the board or management for the year in question; or
     - legal action is being taken against the board by other shareholders.

  - Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.


14. DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
  - Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
  - Vote AGAINST proposals to indemnify auditors.

15. BOARD STRUCTURE
  - Vote FOR proposals to fix board size.
  - Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
  - Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

16. SHARE ISSUANCE REQUESTS

a. General Issuances
  - Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
  - Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

b. Specific Issuances
  - Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

17. INCREASES IN AUTHORIZED CAPITAL
  - Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
  - Vote FOR specific proposals to increase authorized capital to any amount, unless:
  - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
  - Vote AGAINST proposals to adopt unlimited capital authorizations.

18. REDUCTION OF CAPITAL
  - Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
  - Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

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

19. CAPITAL STRUCTURES
  - Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

  - Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.


20. PREFERRED STOCK
  - Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

  - Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

  - Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
  - Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
  - Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

21. DEBT ISSUANCE REQUESTS
  - Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
  - Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
  - Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

22. PLEDGING OF ASSETS FOR DEBT
  - Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

23. INCREASE IN BORROWING POWERS
  - Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

24. SHARE REPURCHASE PLANS:
  - Vote FOR share repurchase plans, unless:
     - clear evidence of past abuse of the authority is available; or
     - the plan contains no safeguards against selective buybacks.

25. REISSUANCE OF SHARES REPURCHASED:
  - Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

26. CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
  - Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

27. REORGANIZATIONS/RESTRUCTURINGS:
  - Vote reorganizations and restructurings on a CASE-BY-CASE basis.

28. MERGERS AND ACQUISITIONS:
  - Vote FOR mergers and acquisitions, unless:
     - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
     - the company's structure following the acquisition or merger does not reflect good corporate governance.
  - Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
  - ABSTAIN if there is insufficient information available to make an informed voting decision.

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29. MANDATORY TAKEOVER BID WAIVERS:
  - Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

30. REINCORPORATION PROPOSALS:
  - Vote reincorporation proposals on a CASE-BY-CASE basis.

31. EXPANSION OF BUSINESS ACTIVITIES:
  - Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

32. RELATED-PARTY TRANSACTIONS:
  - Vote related-party transactions on a CASE-BY-CASE basis.

33. COMPENSATION PLANS:
  - Vote compensation plans on a CASE-BY-CASE basis.

34. ANTI-TAKEOVER MECHANISMS:
  - Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

35. SHAREHOLDER PROPOSALS:
  - Vote all shareholder proposals on a CASE-BY-CASE basis.
  - Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
  - Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.


Updated May 12, 2005


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CAPITAL GUARDIAN TRUST COMPANY

PROXY VOTING POLICY AND PROCEDURES

POLICY

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

  CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

  As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

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  The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

  All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its institutional affiliates' investment committees and their activity is subject to oversight by those committees.

  For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

  CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

  CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

  - CORPORATE GOVERNANCE. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

  - CAPITAL STRUCTURE. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.


  - STOCK-RELATED COMPENSATION PLANS. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.


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  - CORPORATE SOCIAL RESPONSIBILITY. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

  Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC's clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its institutional affiliates' investment and legal groups and does not include representatives from the marketing department.

  Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures


EFFECTIVE DATE


This policy is effective as of April 1, 2005.

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CITIGROUP ASSET MANAGEMENT(1)(CAM)



NORTH AMERICA REGION



PROXY VOTING POLICIES AND PROCEDURES



AMENDED AND RESTATED AS OF JULY 2004



I.    TYPES OF ACCOUNTS FOR WHICH CAM VOTES PROXIES


II.   GENERAL GUIDELINES


III.  HOW CAM VOTES


IV.  CONFLICTS OF INTEREST


V.   VOTING POLICY


     (1)  ELECTION OF DIRECTORS


     (2)  PROXY CONTESTS


     (3)  AUDITORS


     (4)  PROXY CONTEST DEFENSES


     (5)  TENDER OFFER DEFENSES


     (6)  MISCELLANEOUS GOVERNANCE PROVISIONS


     (7)  CAPITAL STRUCTURE


     (8)  EXECUTIVE AND DIRECTOR COMPENSATION


     (9)  STATE OF INCORPORATION


     (10) MERGERS AND CORPORATE RESTRUCTURING


     (11) SOCIAL AND ENVIRONMENTAL ISSUES


     (12) MISCELLANEOUS


VI.  DISCLOSURE OF PROXY VOTING


VII. RECORDKEEPING AND OVERSIGHT



I.TYPES OF ACCOUNTS TO WHICH CAM VOTES PROXIES



Citigroup Asset Management (CAM) votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise; votes proxies for each United States Registered Investment Company (mutual fund) for which we act as advisor or sub-advisor with the power to vote proxies; and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on CAM by the Investment Advisors Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.



II. GENERAL GUIDELINES



In voting proxies, CAM is guided by general fiduciary principles. CAM's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. CAM attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM advisor (business unit) of its responsibility for the proxy vote.



1Citigroup Asset Management comprises Salomon Brothers Asset Management Inc,
 Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc., and other investment advisor affiliates.

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III. HOW CAM VOTES



In the case of a proxy issue for which there is a stated position set forth in
Section V, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. CAM divides issues into eleven categories listed in Section V below.



IV. CONFLICTS OF INTEREST



In furtherance of CAM's goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients.



 (1) Procedures for Identifying Conflicts of Interest



       CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:



     A. The policy memorandum attached hereto as Appendix A will be distributed periodically to CAM employees. The policy memorandum alerts CAM employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.



     B. CAM Financial Control shall maintain and make available to CAM Compliance and proxy voting personnel an up to date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of CAM's annual revenues. CAM relies on the policy memorandum directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.



     C. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted in
        Section IV. (1) A., CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies



     D. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to Section IV. (1) A. and C. and by CAM Financial Control pursuant to Section IV. (1) B., CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this
        Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in

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accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Voting Committee described in Section IV.
       (2) because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.



 (2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest



     A. CAM shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such CAM personnel as are designated from time to time by CAM's Office of the CIO, CAM's General Counsel and CAM's Chief Compliance Officer. The initial members of the Proxy Voting Committee are set forth on Appendix B hereto.



     B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Voting Committee by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.



     C. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. CAM Compliance shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.



     D. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.



     E. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:



       i. disclosing the conflict to clients and obtaining their consent before voting;



       ii. suggesting to clients that they engage another party to vote the proxy on their behalf;



       iii. in the case of a conflict of interest resulting from a particular employee's personal relationships, removing



       iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*



       CAM Compliance shall maintain a written record of the method used to resolve a material conflict of interest.



 (3) Third Party Proxy Voting Firm -- Conflicts of Interests



     With respect to a third party proxy voting firm described herein, CAM will periodically review such firm's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.



* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict to interest by satisfying itself that CAM's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

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V. VOTING POLICY



These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.



 (1)  Election of Directors



     A. Voting on Director Nominees in Uncontested Elections.



       1. We vote for director nominees.



     B. Chairman and CEO is the Same Person.



       1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:



         - Designation of a lead director



         - Majority of independent directors (supermajority)



         - All independent key committees



         - Size of the company (based on market capitalization)



         - Established governance guidelines



         - Company performance



     C. Majority of Independent Directors



       1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.



       2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.



     D. Stock Ownership Requirements



       1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.



     E. Term of Office



       1. We vote against shareholder proposals to limit the tenure of independent directors.


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     F.  Director and Officer Indemnification and Liability Protection



       1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.



       2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.



       3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.



       4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.



     G. Director Qualifications



       1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.



       2. We vote against shareholder proposals requiring two candidates per board seat.



 (2) Proxy Contests



     A. Voting for Director Nominees in Contested Elections



       1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).



     B. Reimburse Proxy Solicitation Expenses



       1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.



 (3) Auditors



     A. Ratifying Auditors



       1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.



     B. Financial Statements and Director and Auditor Reports



       1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors.


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     C.  Remuneration of Auditors



       1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.



     D. Indemnification of Auditors



       1. We vote against proposals to indemnify auditors.



 (4) Proxy Contest Defenses



     A. Board Structure: Staggered vs. Annual Elections



       1. We vote against proposals to classify the board.



       2. We vote for proposals to repeal classified boards and to elect all directors annually.



     B. Shareholder Ability to Remove Directors



       1. We vote against proposals that provide that directors may be removed only for cause.



       2. We vote for proposals to restore shareholder ability to remove directors with or without cause.



       3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.



       4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.



     C. Cumulative Voting



       1. We vote against proposals to eliminate cumulative voting.



       2. We vote for proposals to permit cumulative voting.



     D. Shareholder Ability to Call Special Meetings



       1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.



       2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.



     E. Shareholder Ability to Act by Written Consent



       1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.



       2. We vote for proposals to allow or make easier shareholder action by written consent.



     F. Shareholder Ability to Alter the Size of the Board



       1. We vote for proposals that seek to fix the size of the board.



       2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.



     G. Advance Notice Proposals



       1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.



     H. Amendment of By-Laws



       1. We vote against proposals giving the board exclusive authority to amend the by-laws.



       2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.



     I. Article Amendments (not otherwise covered by CAM Proxy Voting Policies and Procedures).


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       We review on a case-by-case basis all proposals seeking amendments to the articles of association.



       We vote for article amendments if:



       - shareholder rights are protected;



       - there is negligible or positive impact on shareholder value;



       - management provides adequate reasons for the amendments; and



       - the company is required to do so by law (if applicable).



 (5)  Tender Offer Defenses



     A. Poison Pills



       1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.



       2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.



       3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision -- poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -- 10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.



     B. Fair Price Provisions



       1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.



       2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.



     C. Greenmail



       1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.



       2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.



     D. Unequal Voting Rights



       1. We vote against dual class exchange offers.



       2. We vote against dual class re-capitalization.



     E. Supermajority Shareholder Vote Requirement to Amend the Charter or
        Bylaws



       1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.



       2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.


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     F.  Supermajority Shareholder Vote Requirement to Approve Mergers



       1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.



       2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.



     G. White Squire Placements



       1. We vote for shareholder proposals to require approval of blank check preferred stock issues.



 (6) Miscellaneous Governance Provisions



     A. Confidential Voting



       1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.



       2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.



     B. Equal Access



       1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.



     C. Bundled Proposals



       1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.



     D. Shareholder Advisory Committees



       1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.



     E. Other Business



  We vote for proposals that seek to bring forth other business matters.



     F. Adjourn Meeting



       We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.



     G. Lack of Information



       We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.


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 (7)  Capital Structure



     A. Common Stock Authorization



       1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.



       2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:



         a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.



         b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.



       3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.



     B. Stock Distributions: Splits and Dividends



       1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.



     C. Reverse Stock Splits



       1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.



     D. Blank Check Preferred Stock



       1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.



       2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).



       3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.



       4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.



     E. Adjust Par Value of Common Stock



       1. We vote for management proposals to reduce the par value of common stock.



     F. Preemptive Rights



       1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:



         a) Size of the Company.



         b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).



         c) Percentage of the rights offering (rule of thumb less than 5%).



       2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.


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     G.  Debt Restructuring



       1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.



     H. Share Repurchase Programs



       1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.



     I. Dual-Class Stock



       1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:



         - It is intended for financing purposes with minimal or no dilution to current shareholders



         - It is not designed to preserve the voting power of an insider or significant shareholder



     J. Issue Stock for Use with Rights Plan



       1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).



     K. Debt Issuance Requests



       When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.



       We vote for debt issuances for companies when the gearing level is between zero and 100 percent.



       We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.



     L. Financing Plans



       We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.



(8) Executive and Director Compensation



       In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.



     A. OBRA-Related Compensation Proposals



       1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.



       2. Amendments to Added Performance-Based Goals



         a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.


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       3.  Amendments to Increase Shares and Retain Tax Deductions Under OBRA



         a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.



       4. Approval of Cash or Cash-and-Stock Bonus Plans



         a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.



     B. Expensing of Options



       We vote for proposals to expense stock options on financial statements.



     C. Index Stock Options



       We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.



     D. Shareholder Proposals to Limit Executive and Director Pay



       1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.



       2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.



       We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10%
       threshold, we would also consider the      % relative to the common
       practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:



       - Compensation committee comprised of independent outside directors



       - Maximum award limits



       - Repricing without shareholder approval prohibited



     E. Golden Parachutes



       1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.



       2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.



     F. Employee Stock Ownership Plans (ESOPs)



       1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).



     G. 401(k) Employee Benefit Plans



       1. We vote for proposals to implement a 401(k) savings plan for employees.


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     H.  Stock Compensation Plans



       1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.



       2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.



     I. Directors Retirement Plans



       1. We vote against retirement plans for non-employee directors.



       2. We vote for shareholder proposals to eliminate retirement plans for non-employee directors.



     J. Management Proposals to Reprice Options



       1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:



       - Historic trading patterns



       - Rationale for the repricing



       - Value-for-value exchange



       - Option vesting



       - Term of the option



       - Exercise price



       - Participation



     K. Shareholder Proposals Recording Executive and Director Pay



       1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.



       2. We vote against shareholder proposals requiring director fees be paid in stock only.



       3. We vote for shareholder proposals to put option repricing to a shareholder vote.



       4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.



 (9) State/Country of Incorporation



     A. Voting on State Takeover Statutes



       1. We vote for proposals to opt out of state freeze out provisions.



       2. We vote for proposals to opt out of state disgorgement provisions.



     B. Voting on Re-incorporation Proposals



       1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc.);
          advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.



     C. Control Share Acquisition Provisions



       1. We vote against proposals to amend the charter to include control share acquisition provisions.



       2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.


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       3.  We vote for proposals to restore voting rights to the control shares.



       4. We vote for proposals to opt out of control share cash-out statutes.



(10) Mergers and Corporate Restructuring



     A. Mergers and Acquisitions



       1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.



     B. Corporate Restructuring



       1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.



     C. Spin-offs



       1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.



     D. Asset Sales



       1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.



     E. Liquidations



       1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.



     F. Appraisal Rights



       1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.



     G. Changing Corporate Name



       1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.



     H. Conversion of Securities



       1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.



     I. Stakeholder Provisions



       1. We vote against proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.



(11) Social and Environmental Issues



     A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In


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


determining our vote on shareholder social and environmental proposals, we also analyze the following factors:



       1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;



       2. the percentage of sales, assets and earnings affected;



       3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;



       4. whether the issues presented should be dealt with through government or company-specific action;



       5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;



       6. whether the company's analysis and voting recommendation to shareholders is persuasive;



       7. what other companies have done in response to the issue;



       8. whether the proposal itself is well framed and reasonable;



       9. whether implementation of the proposal would achieve the objectives sought in the proposal; and



       10. whether the subject of the proposal is best left to the discretion of the board.



     B. Among the social and environmental issues to which we apply this analysis are the following:



       1. Energy and Environment



       2. Equal Employment Opportunity and Discrimination



       3. Product Integrity and Marketing



       4. Human Resources Issues



(12) Miscellaneous



     A. Charitable Contributions



       1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.



     B. Operational Items



       1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.



       2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.



       3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).



       4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.



       5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.



       6. We vote against proposals to approve other business when it appears as voting item.



     C. Route Agenda Items



       In some markets, shareholders are routinely asked to approve:



       - the opening of the shareholder meeting



       - that the meeting has been convened under local regulatory requirements



       - the presence of a quorum

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       - the agenda for the shareholder meeting



       - the election of the chair of the meeting



       - regulatory filings



       - the allowance of questions



       - the publication of minutes



       - the closing of the shareholder meeting



       We generally vote for these and similar routine management proposals.



     D.  Allocation of Income and Dividends



       We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.



     E. Stock (Scrip) Dividend Alternatives



       1. We vote for most stock (scrip) dividend proposals.



       2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.



(13) CAM has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that CAM has proxy voting authority with respect to shares of registered investment companies, CAM shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V.
     (1) through (12).



     The voting policy guidelines set forth in this Section V may be changed from time to time by CAM in its sole discretion.



VI. DISCLOSURE OF PROXY VOTING



CAM employees may not disclose to others outside of CAM (including employees of other Citigroup business units) how CAM intents to vote a proxy absent prior approval from CAM Legal/Compliance, except that a CAM investment professional may disclose to a non-Citigroup employee how it intends to vote without obtaining prior approval from CAM Legal/Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by CAM personnel with a representative of a company whose securities are the subject of the proxy, (2) the company's market capitalization exceeds $1 billion and (3) CAM has voting power with respect to less than 5% of the outstanding common stock of the company.



  If a CAM employee receives a request to disclose CAM's proxy voting intentions to, or is otherwise contacted by, another person outside of CAM (including an employee of another Citigroup business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify CAM Legal/Compliance.



VII.  RECORD KEEPING AND OVERSIGHT



CAM shall maintain the following records relating to proxy voting:


  - a copy of these policies and procedures;


  - a copy of each proxy form (as voted);


  - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;


  - documentation relating to the identification and resolution of conflicts of interest;


  - any documents created by CAM that were material to a proxy voting decision or that memorialized the basis for that decision; and


  - a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.


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  Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM advisor.



  Each advisor to a United States Registered Investment Company shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.



  In lieu of keeping copies of proxy statements, CAM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.



  CAM Compliance will review the proxy voting process, record retention and related matters on a periodic basis.


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APPENDIX A



Citigroup Asset Management (CAM) currently has in place proxy voting policies and procedures designed to ensure that CAM votes proxies in the best interest of client accounts. Attached to this memorandum is a copy of CAM North America Region Proxy Voting Policies and Procedures that have been updated, effective as of July 2003, to comply with a new SEC rule under the Investment Advisors Act that addresses an investment advisor's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CAM EMPLOYEES ARE UNDER AN OBLIGATION (I) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CAM IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CAM'S BUSINESS, AND (II) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CAM COMPLIANCE.



  The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of CAM's stated position on certain types of proxy issues and the factors and considerations taken into account by CAM in voting on certain other types of proxy issues.



  The updated proxy voting policies and procedures reflect two major changes. First, Section VI (Recordkeeping and Oversight) of the updated policies and procedures sets forth detailed recordkeeping requirements relating to the proxy voting process, as required by the new SEC rule. CAM Compliance will be working with affected groups to make sure that we are complying with the new record retention requirements. Second, Section IV (Conflicts of Interest) of the updated policies and procedures sets forth procedures designed to identify and address material conflicts of interest that may arise between CAM's interests and those of its clients before proxies are voted on behalf of such clients, as required by the new SEC rule.



  While, as described in Section IV of the updated policies and procedures, CAM will seek to identify significant CAM client relationships and significant, publicized non-CAM affiliate client relationships(1) which could present CAM with a conflict of interest in voting proxies, all CAM employees must play an important role in helping our organization identify potential conflicts of interest that could impact CAM's proxy voting. CAM employees need to (i) be aware of the potential for conflicts of interest on the part of CAM in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) bring conflicts of interest of which they become aware to the attention of a CAM compliance officer.



  A conflict of interest arises when the existence of a personal or business relationship on the part of CAM or one of its employees or special circumstances that arise during the conduct of CAM's business might influence, or appear to influence, the manner in which CAM decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a CAM employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a CAM relationship to try to influence CAM's vote on a proxy with respect to which the CAM relationship is the issuer. Another example would be a situation in which there was contact between CAM and non-CAM personnel in which the non-CAM personnel, on their own initiative or at the prompting of a client of a non-CAM unit of Citigroup, tried to exert pressure to influence CAM's proxy vote(2). Of course, the foregoing examples are not



1,2As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. As noted, CAM seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Voting Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer.

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


exhaustive, and a variety of situations may arise that raise conflict of interest questions for CAM. You are encouraged to raise and discuss with CAM Compliance particular facts and circumstances that you believe may raise conflict of interest issues for CAM.



  As described in Section IV of the updated policies and procedures, CAM has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by CAM Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted(3). As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that CAM employees should report all conflicts of interest of which they become aware to CAM Compliance. It is up to the Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.



  The obligation of CAM employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of CAM Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the CAM employee. Please consult with a CAM Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.



3Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Voting Committee because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

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APPENDIX B



PROXY VOTING COMMITTEE MEMBERS



INVESTMENT MANAGEMENT REPRESENTATIVES



Wayne Lin


Amanda Suss



LEGAL REPRESENTATIVES



George Shively


Leonard Larrabee


Thomas Mandia



COMPLIANCE REPRESENTATIVES



Andrew Beagley


Jeffrey Scott



At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.


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DELAWARE MANAGEMENT BUSINESS TRUST

PROXY VOTING POLICIES AND PROCEDURES

(NOVEMBER 2005)


INTRODUCTION

Delaware Management Business Trust ("DMBT") is a registered investment adviser with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). DMBT consists of the following series of entities: Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management and Delaware Lincoln Cash Management (each an "Adviser", and together with DMBT, the "Advisers"). The Advisers provide investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between an Adviser and its client or as a result of some other type of specific delegation by the client, the Advisers are often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask the Advisers to give voting advice on certain proxies without delegating full responsibility to the Advisers to vote proxies on behalf of the client. DMBT has developed the following Proxy Voting Policies and Procedures (the "Procedures") in order to ensure that each Adviser votes proxies or gives proxy voting advice that is in the best interests of its clients.

PROCEDURES FOR VOTING PROXIES


To help make sure that the Advisers vote client proxies in accordance with the Procedures and in the best interests of clients, DMBT has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing each Adviser's proxy voting process. The Committee consists of the following persons in DMBT: (i) one representative from the legal department; (ii) one representative from the compliance department; (iii) one representative from the client services department; and (iv) two representatives from the portfolio management department. The person(s) representing each department on the Committee may change from time to time. The Committee will meet as necessary to help DMBT fulfill its duties to vote proxies for clients, but in any event, will meet at least quarterly to discuss various proxy voting issues.


  One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the "proxy voting season" and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goals of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by the Adviser. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, DMBT will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

  In order to facilitate the actual process of voting proxies, DMBT has contracted with Institutional Shareholder Services ("ISS"), a Delaware corporation. Both ISS and the client's custodian monitor corporate events for DMBT. DMBT gives an authorization and letter of instruction to the client's custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately a monthly basis, DMBT will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of DMBT's clients. If needed, the Committee has access to these records.

  DMBT provides ISS with the Procedures to use to analyze proxy statements on behalf of DMBT and its clients, and ISS is instructed to vote those proxy statements in accordance with the Procedures. After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with DMBT's Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS will look at the relevant facts and

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circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the "Guidelines") below. If the Procedures do not address a particular proxy issue, ISS will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures provided by DMBT. After a proxy has been voted, ISS will create a record of the vote in order to help the Advisers comply with their duties listed under "Availability of Proxy Voting Records and Recordkeeping" below. If a client provides DMBT with its own proxy voting guidelines, DMBT will forward the client's guidelines to ISS who will follow the steps above to vote the client's proxies pursuant to the client's guidelines.


  The Committee is responsible for overseeing ISS's proxy voting activities for DMBT's clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. As part of the Committee's oversight of ISS, the Committee will periodically review ISS's conflict of interest procedures and any other pertinent procedures or representations from ISS in an attempt to ensure that ISS will make recommendations for voting proxies in an impartial manner and in the best interests of the Adviser's clients. There may be times when one of the Advisers believes that the best interests of the client will be better served if the Adviser votes a proxy counter to ISS's recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with DMBT's Procedures and in the best interests of the client.


  The Advisers will attempt to vote every proxy which they or their agents receive when a client has given the Adviser the authority and direction to vote such proxies. However, there are situations in which the Adviser may not be able to process a proxy. For example, an Adviser may not have sufficient time to process a vote because the Adviser or its agents received a proxy statement in an untimely manner. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where an Adviser is unable to vote a proxy.

COMPANY MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the factors the Advisers may consider is the quality and depth of the company's management. As a result, DMBT believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, DMBT's votes are cast in accordance with the recommendations of the company's management. However, DMBT will normally vote against management's position when it runs counter to the Guidelines, and DMBT will also vote against management's recommendation when such position is not in the best interests of DMBT's clients.

CONFLICTS OF INTEREST

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of DMBT may not be influenced by outside sources who have interests which conflict with the interests of DMBT's clients when voting proxies for such clients. However, in order to ensure that DMBT votes proxies in the best interests of the client, DMBT has established various systems described below to properly deal with a material conflict of interest.

  Most of the proxies which DMBT receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help DMBT vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for DMBT to make a

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real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DMBT from the proxy voting process.

  In the limited instances where DMBT is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving DMBT or affiliated persons of DMBT. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in "Procedures for Voting Proxies" above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with DMBT's Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS's original recommendation. Documentation of the reasons for voting contrary to ISS's recommendation will generally be retained by DMBT.

AVAILABILITY OF PROXY VOTING INFORMATION AND RECORDKEEPING

Clients of DMBT will be directed to their client service representative to obtain information from DMBT on how their securities were voted. At the beginning of a new relationship with a client, DMBT will provide clients with a concise summary of DMBT's proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of DMBT's Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

  DMBT will also retain extensive records regarding proxy voting on behalf of clients. DMBT will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC's EDGAR filing system); (iii) records of votes cast on behalf of DMBT's clients (via ISS); (iv) records of a client's written request for information on how DMBT voted proxies for the client, and any DMBT written response to an oral or written client request for information on how DMBT voted proxies for the client; and (v) any documents prepared by DMBT that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of DMBT.

PROXY VOTING GUIDELINES

The following Guidelines summarize DMBT's positions on various issues and give a general indication as to how the Advisers will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client's investments. Although the Advisers will usually vote proxies in accordance with these Guidelines, the Advisers reserve the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, the Adviser determines that a client's best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, the Advisers will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. DMBT's

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Guidelines are listed immediately below and are organized by votes on proxies for underlying U.S. and non-U.S. portfolio securities, and by the types of issues that could potentially be brought up in a proxy statement:



U.S. PORTFOLIO SECURITY VOTING ISSUES


1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.


Generally vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which we have recommended a FOR vote. Generally vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."


AMEND QUORUM REQUIREMENTS

Generally vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Generally vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Generally vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Generally vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Generally vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS


Generally vote for proposals to ratify auditors, unless any of the following apply:

  - An auditor has a financial interest in or association with the company, and is therefore not independent
  - Fees for non-audit services are excessive, or
  - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.


Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of audit committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.


TRANSACT OTHER BUSINESS

Generally vote AGAINST proposals to approve other business when it appears as voting item.

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2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining factors such as: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
  - Attend less than 75 percent of the board and committee meetings without a valid excuse
  - Implement or renew a dead-hand or modified dead-hand poison pill

  - Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

  - Ignore a shareholder proposal that is approved by a majority of the shares outstanding
  - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
  - Failed to act on takeover offers where the majority of the shareholders tendered their shares
  - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
  - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
  - Are audit committee members and the non-audit fees paid to the auditor are excessive.
  - Are inside directors or affiliated outside directors and the full board is less than majority independent

  - Sit on more than six public company boards , or on more than two public boards in addition to their own if they are CEOs of public companies


  - Are on the compensation committee when there is a negative correlation between chief executive pay and company performance


  - Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election


In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Generally vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Generally vote FOR proposals seeking to fix the board size or designate a range for the board size.

Generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Generally vote AGAINST proposals to classify the board.

Generally vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote against proposals to eliminate cumulative voting.

Generally vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION


Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard.


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Generally vote AGAINST proposals to eliminate entirely directors' and officers'
liability for monetary damages for violating the duty of care.

Generally vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Generally vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
  - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
  - Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Generally vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Generally vote AGAINST proposals that provide that directors may be removed only for cause.

Generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
  - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).
  - Two-thirds independent board
  - All-independent key committees
  - Established governance guidelines


Additionally, the company should not have under-performed its peers.


MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Generally vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Generally vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

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STOCK OWNERSHIP REQUIREMENTS


Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While DMBT favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.


Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Generally vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS


Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

  - Long-term financial performance of the target company relative to its industry; management's track record
  - Background to the proxy contest
  - Qualifications of director nominees (both slates)
  - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES


Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where DMBT votes in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


CONFIDENTIAL VOTING

Generally vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Generally vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Generally vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Generally vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

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POISON PILLS

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Generally vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT


Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.



Generally vote for proposals to allow or make easier shareholder action by written consent.


SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS


Generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.



Generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.


SUPERMAJORITY VOTE REQUIREMENTS

Generally vote AGAINST proposals to require a supermajority shareholder vote.

Generally vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
  - Purchase price
  - Fairness opinion
  - Financial and strategic benefits
  - How the deal was negotiated
  - Conflicts of interest
  - Other alternatives for the business
  - Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Impact on the balance sheet/working capital
  - Potential elimination of diseconomies
  - Anticipated financial and operating benefits
  - Anticipated use of funds
  - Value received for the asset
  - Fairness opinion
  - How the deal was negotiated
  - Conflicts of interest.

BUNDLED PROPOSALS


Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.


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CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Generally vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
  - Dilution to existing shareholders' position
  - Terms of the offer
  - Financial issues
  - Management's efforts to pursue other alternatives
  - Control issues
  - Conflicts of interest.

Generally vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
  - The reasons for the change
  - Any financial or tax benefits
  - Regulatory benefits
  - Increases in capital structure
  - Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, generally vote AGAINST the formation of a holding company if the transaction would include either of the following:
  - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
  - Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS


Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


Generally vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

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MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
  - Prospects of the combined company, anticipated financial and operating benefits
  - Offer price
  - Fairness opinion
  - How the deal was negotiated
  - Changes in corporate governance
  - Change in the capital structure
  - Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Generally vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
  - Tax and regulatory advantages
  - Planned use of the sale proceeds
  - Valuation of spinoff
  - Fairness opinion
  - Benefits to the parent company
  - Conflicts of interest
  - Managerial incentives
  - Corporate governance changes
  - Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Generally vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Generally vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Generally vote FOR proposals to restore voting rights to the control shares.

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CONTROL SHARE CASHOUT PROVISIONS

Generally vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Generally vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS


Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.



Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.


FREEZEOUT PROVISIONS

Generally vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL


Generally vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.



Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.


REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Generally vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES


Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).


CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK


Generally vote for management proposals to reduce the par value of common stock.


COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

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Generally vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Generally vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Generally vote AGAINST proposals to create a new class of common stock with superior voting rights.

Generally vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
  - It is intended for financing purposes with minimal or no dilution to current shareholders
  - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS


Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.


PREFERRED STOCK

Generally vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Generally vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Generally vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Generally vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

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SHARE REPURCHASE PROGRAMS

Generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK


Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.


8. EXECUTIVE AND DIRECTOR COMPENSATION


Votes with respect to equity-based compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.


Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:
  - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
  - Cash compensation, and
  - Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Generally vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.


Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also generally WITHHOLD votes from the Compensation Committee members.



Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.



However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing


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DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.


On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, the analytical approach with a qualitative review of board compensation for companies, taking into consideration:


  - Director stock ownership guidelines


    -A minimum of three times the annual cash retainer.


  - Vesting schedule or mandatory holding/deferral period


    -A minimum vesting of three years for stock options or restricted stock, or


    -Deferred stock payable at the end of a three-year deferral period.


  - Mix between cash and equity


    -A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.


    -If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.


  - Retirement/Benefit and Perquisites programs


    -No retirement/benefits and perquisites provided to non-employee directors.


  - Quality of disclosure


    -Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.



In order to possibly recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.


STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Generally vote FOR plans which provide a dollar-for-dollar cash for stock exchange.


Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.


DIRECTOR RETIREMENT PLANS

Generally vote AGAINST retirement plans for nonemployee directors.

Generally vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
  - Historic trading patterns
  - Rationale for the repricing
  - Value-for-value exchange

  - Treatment of surrendered options

  - Option vesting
  - Term of the option
  - Exercise price
  - Participation.

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QUALIFIED EMPLOYEE STOCK PURCHASE PLANS



Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.


Generally vote FOR employee stock purchase plans where all of the following apply:
  - Purchase price is at least 85 percent of fair market value
  - Offering period is 27 months or less, and
  - The number of shares allocated to the plan is ten percent or less of the outstanding shares


Generally vote AGAINST qualified employee stock purchase plans where any of the following apply:

  - Purchase price is less than 85 percent of fair market value, or
  - Offering period is greater than 27 months, or
  - The number of shares allocated to the plan is more than ten percent of the outstanding shares


NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS



Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.



Generally vote FOR nonqualified employee stock purchase plans with all the following features:


  - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).


  - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.


  - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.


  - No discount on the stock price on the date of purchase since there is a company matching contribution.



Generally vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.


INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Generally vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Generally vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Generally vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Generally vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
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Generally vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Generally vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.


PERFORMANCE-BASED AWARDS



Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares unless:

  - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)
  - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Generally vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should generally include the following:

  - The triggering mechanism should be beyond the control of management


  - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs)


  - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined herein as a change in the company ownership structure.


PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
  - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

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  - The availability and feasibility of alternatives to animal testing to ensure product safety, and
  - The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
  - The company has already published a set of animal welfare standards and monitors compliance
  - The company's standards are comparable to or better than those of peer firms, and
  - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
  - Whether the proposal focuses on a specific drug and region
  - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
  - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
  - Whether the company already limits price increases of its products
  - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
  - The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Generally vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
  - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
  - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
  - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs
  - Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.
  - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
  - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
  - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

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HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
  - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees
  - The company's existing healthcare policies, including benefits and healthcare access for local workers
  - Company donations to healthcare providers operating in the region

  - Generally vote against proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers


PREDATORY LENDING


Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

  - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
  - Whether the company has adequately disclosed the financial risks of its subprime business
  - Whether the company has been subject to violations of lending laws or serious lending controversies
  - Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

  - Second-hand smoke:
  - Whether the company complies with all local ordinances and regulations
  - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
  - The risk of any health-related liabilities.

Advertising to youth:
  - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
  - Whether the company has gone as far as peers in restricting advertising
  - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
  - Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:
  - The percentage of the company's business affected
  - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:
  - The percentage of the company's business affected
  - The feasibility of a spinoff
  - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Generally vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

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Investment in tobacco stocks:

Generally vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE


Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), unless:


  - New legislation is adopted allowing development and drilling in the ANWR region;


  - The company intends to pursue operations in the ANWR; and


  - The company does not currently disclose an environmental risk report for their operations in the ANWR.


CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
  - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
  - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
  - Environmentally conscious practices of peer companies, including endorsement of CERES
  - Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT


Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:


  - The feasibility of financially quantifying environmental risk factors,


  - The company's compliance with applicable legislation and/or regulations regarding environmental performance,


  - The costs associated with implementing improved standards,


  - The potential costs associated with remediation resulting from poor environmental performance, and


  - The current level of disclosure on environmental policies and initiatives.


ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING


Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.



Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.


RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
  - The nature of the company's business and the percentage affected
  - The extent that peer companies are recycling
  - The timetable prescribed by the proposal
  - The costs and methods of implementation

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  - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY


Generally vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.



Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.


SUSTAINABILITY REPORT


Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:


  - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or


  - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.



GENERAL CORPORATE ISSUES



OUTSOURCING/ OFFSHORING



Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:


  - Risks associated with certain international markets


  - The utility of such a report to shareholders


  - The existence of a publicly available code of corporate conduct that applies to international operations


LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
  - The relevance of the issue to be linked to pay
  - The degree that social performance is already included in the company's pay structure and disclosed
  - The degree that social performance is used by peer companies in setting pay
  - Violations or complaints filed against the company relating to the particular social performance measure
  - Artificial limits sought by the proposal, such as freezing or capping executive pay
  - Independence of the compensation committee
  - Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
  - The company is in compliance with laws governing corporate political activities, and
  - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Generally vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

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Generally vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Generally vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Generally vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Generally vote AGAINST proposals to implement the China Principles unless:
  - There are serious controversies surrounding the company's China operations, and
  - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
  - The nature and amount of company business in that country
  - The company's workplace code of conduct
  - Proprietary and confidential information involved
  - Company compliance with U.S. regulations on investing in the country
  - Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
  - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
  - Agreements with foreign suppliers to meet certain workplace standards
  - Whether company and vendor facilities are monitored and how
  - Company participation in fair labor organizations
  - Type of business
  - Proportion of business conducted overseas
  - Countries of operation with known human rights abuses
  - Whether the company has been recently involved in significant labor and human rights controversies or violations
  - Peer company standards and practices
  - Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
  - The company does not operate in countries with significant human rights violations
  - The company has no recent human rights controversies or violations, or
  - The company already publicly discloses information on its vendor standards compliance.

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MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
  - Company compliance with or violations of the Fair Employment Act of 1989
  - Company antidiscrimination policies that already exceed the legal requirements
  - The cost and feasibility of adopting all nine principles
  - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
  - The potential for charges of reverse discrimination
  - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
  - The level of the company's investment in Northern Ireland
  - The number of company employees in Northern Ireland
  - The degree that industry peers have adopted the MacBride Principles
  - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Generally vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
  - Whether the company has in the past manufactured landmine components
  - Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
  - What weapons classifications the proponent views as cluster bombs
  - Whether the company currently or in the past has manufactured cluster bombs or their components
  - The percentage of revenue derived from cluster bomb manufacture
  - Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Generally vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:
  - The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
  - Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
  - The information is already publicly available or
  - The disclosures sought could compromise proprietary information.

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WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:
  - The board composition is reasonably inclusive in relation to companies of similar size and business or
  - The board already reports on its nominating procedures and diversity initiatives.


Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.


Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
  - The degree of board diversity
  - Comparison with peer companies
  - Established process for improving board diversity
  - Existence of independent nominating committee
  - Use of outside search firm
  - History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
  - The company has well-documented equal opportunity programs
  - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
  - The company has no recent EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
  - The composition of senior management and the board is fairly inclusive
  - The company has well-documented programs addressing diversity initiatives and leadership development
  - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
  - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Generally vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS


Vote the election of directors on a case-by-case basis, considering the following factors:

  - Board structure
  - Director independence and qualifications

  - Compensation of directors within the fund and the family of funds

  - Attendance at board and committee meetings.

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Votes should generally be withheld from directors who:

  - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
  - Ignore a shareholder proposal that is approved by a majority of shares outstanding
  - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
  - Are interested directors and sit on the audit or nominating committee, or
  - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a case-by-case basis, considering the following factors:
  - Past performance as a closed-end fund
  - Market in which the fund invests
  - Measures taken by the board to address the discount
  - Past shareholder activism, board activity
  - Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Past performance relative to its peers
  - Market in which fund invests
  - Measures taken by the board to address the issues
  - Past shareholder activism, board activity, and votes on related proposals
  - Strategy of the incumbents versus the dissidents
  - Independence of directors
  - Experience and skills of director candidates
  - Governance profile of the company
  - Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Proposed and current fee schedules
  - Fund category/investment objective
  - Performance benchmarks
  - Share price performance compared to peers
  - Resulting fees relative to peers
  - Assignments (where the advisor undergoes a change of control).


APPROVING NEW CLASSES OR SERIES OF SHARES



Generally vote for the establishment of new classes or series of shares.


PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Stated specific financing purpose
  - Possible dilution for common shares
  - Whether the shares can be used for antitakeover purposes.

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1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Potential competitiveness
  - Regulatory developments
  - Current and potential returns
  - Current and potential risk.
  - Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
  - The fund's target investments
  - The reasons given by the fund for the change
  - The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Proposals to change a fund's fundamental investment objective to nonfundamental should be evaluated on a CASE-BY-CASE basis.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Political/economic changes in the target market
  - Consolidation in the target market
  - Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Potential competitiveness
  - Current and potential returns
  - Risk of concentration
  - Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION


Vote these proposals on a case-by-case basis, considering the following factors:

  - Strategies employed to salvage the company
  - The fund's past performance
  - Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
  - The degree of change implied by the proposal
  - The efficiencies that could result
  - The state of incorporation
  - Regulatory standards and implications.


Vote on a CASE-BY-CASE basis for any of the following changes after considering appropriate factors in connection therewith:

  - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

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  - Removal of shareholder approval requirement for amendments to the new declaration of trust
  - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
  - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
  - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
  - Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a case-by-case basis, considering the following factors:
  - Regulations of both states
  - Required fundamental policies of both states
  - Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL


Vote on a case-by-case basis for proposals authorizing the board to hire/terminate subadvisors without shareholder approval after considering appropriate factors in connection therewith.


DISTRIBUTION AGREEMENTS

Vote these proposals on a case-by-case basis, considering the following factors:
  - Fees charged to comparably sized funds with similar objectives
  - The proposed distributor's reputation and past performance
  - The competitiveness of the fund in the industry
  - Terms of the agreement.

MASTER-FEEDER STRUCTURE


Generally vote for the establishment of a master-feeder structure.


MERGERS


Vote merger proposals on a case-by-case basis, considering the following factors:

  - Resulting fee structure
  - Performance of both funds
  - Continuity of management personnel
  - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT


Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While DMBT favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.


SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES


Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where DMBT recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR


Vote to terminate the investment advisor on a case-by-case basis, considering the following factors:

  - Performance of the fund's NAV
  - The fund's history of shareholder relations
  - The performance of other funds under the advisor's management.

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NON-U.S. PORTFOLIO SECURITY VOTING ISSUES



FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS



Generally vote FOR approval of financial statements and director and auditor reports, unless:


  - There are concerns about the accounts presented or audit procedures used; or


  - The company is not responsive to shareholder questions about specific items that should be publicly disclosed.



APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION



Generally vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:


  - There are serious concerns about the accounts presented or the audit procedures used;


  - The auditors are being changed without explanation; or


  - Nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.



Generally vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.



Generally ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.



APPOINTMENT OF INTERNAL STATUTORY AUDITORS



Generally vote FOR the appointment or reelection of statutory auditors, unless:


  - There are serious concerns about the statutory reports presented or the audit procedures used;


  - Questions exist concerning any of the statutory auditors being appointed; or


  - The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.



ALLOCATION OF INCOME



Generally vote FOR approval of the allocation of income, unless:


  - The dividend payout ratio has been consistently below 30 percent without adequate explanation; or


  - The payout is excessive given the company's financial position.



STOCK (SCRIP) DIVIDEND ALTERNATIVE



Generally vote FOR most stock (scrip) dividend proposals.



Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.



AMENDMENTS TO ARTICLES OF ASSOCIATION



Vote amendments to the articles of association on a CASE-BY-CASE basis.



CHANGE IN COMPANY FISCAL TERM



Generally vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.



LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP



Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.


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AMEND QUORUM REQUIREMENTS



Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.



TRANSACT OTHER BUSINESS



Generally vote AGAINST other business when it appears as a voting item.



DIRECTOR ELECTIONS



Generally vote FOR management nominees in the election of directors, unless:


  - Adequate disclosure has not been provided in a timely manner;


  - There are clear concerns over questionable finances or restatements;


  - There have been questionable transactions with conflicts of interest;


  - There are any records of abuses against minority shareholder interests; and


  - The board fails to meet minimum corporate governance standards.



Generally vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.



Generally vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.



Generally vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).



Generally vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.



DIRECTOR COMPENSATION



Generally vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.



Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.



Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.



Generally vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.



DISCHARGE OF BOARD AND MANAGEMENT



Generally vote FOR discharge of the board and management, unless:


  - There are serious questions about actions of the board or management for the year in question; or


  - Legal action is being taken against the board by other shareholders.


  - Generally vote AGAINST proposals to remove approval of discharge of board and management from the agenda.



DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS



Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Generally vote AGAINST proposals to indemnify auditors.



BOARD STRUCTURE



Generally vote FOR proposals to fix board size.



Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.


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Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.



SHARE ISSUANCE REQUESTS



Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.



Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.



Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.



INCREASES IN AUTHORIZED CAPITAL



Generally vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.



Generally vote FOR specific proposals to increase authorized capital to any amount, unless:


  - The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or


  - The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.



Generally vote AGAINST proposals to adopt unlimited capital authorizations.



REDUCTION OF CAPITAL



Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.



Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.



CAPITAL STRUCTURES



Generally vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.



Generally vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.



PREFERRED STOCK



Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.



Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.



Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.



Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.



Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.


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DEBT ISSUANCE REQUESTS



Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.



Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.



Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.



PLEDGING OF ASSETS FOR DEBT



Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.



INCREASE IN BORROWING POWERS



Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.



SHARE REPURCHASE PLANS



Generally vote FOR share repurchase plans, unless:


  - Clear evidence of past abuse of the authority is available; or


  - The plan contains no safeguards against selective buybacks.



REISSUANCE OF SHARES REPURCHASED



Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.



CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE



Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.



REORGANIZATIONS/RESTRUCTURINGS



Vote reorganizations and restructurings on a CASE-BY-CASE basis.



MERGERS AND ACQUISITIONS



Generally vote FOR mergers and acquisitions, unless:


  - The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or


  - The company's structure following the acquisition or merger does not reflect good corporate governance.



Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.



Generally ABSTAIN if there is insufficient information available to make an informed voting decision.



MANDATORY TAKEOVER BID WAIVERS



Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.



REINCORPORATION PROPOSALS



Vote reincorporation proposals on a CASE-BY-CASE basis.



EXPANSION OF BUSINESS ACTIVITIES



Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.


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RELATED-PARTY TRANSACTIONS



Vote related-party transactions on a CASE-BY-CASE basis.



COMPENSATION PLANS



Vote compensation plans on a CASE-BY-CASE basis.



ANTITAKEOVER MECHANISMS



Generally vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.



SHAREHOLDER PROPOSALS



Vote all shareholder proposals on a CASE-BY-CASE basis.



Generally vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.



Generally vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.


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JANUS CAPITAL MANAGEMENT LLC



PROXY VOTING GUIDELINES



FEBRUARY 2006



The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.



  Janus has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.



  The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).



  In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.



  The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.



  In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.



  The following guidelines are grouped according to the types of proposals generally presented to shareholders.



BOARD OF DIRECTORS ISSUES



The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.


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 1.  For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.



 2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:



     - attend less than 75% of the board and committee meetings without a valid excuse;



     - ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;



     - are non-independent directors and sit on the audit, compensation or nominating committees;



     - are non-independent directors and the board does not have an audit, compensation, or nominating committees;



     - are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);



     - are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service); or



     - serve as directors on an excessive number of boards ("Overboarded") (as determined by the Proxy Voting Service).



 3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*



 4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.



 5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.



 6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.



 7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.



 8. Janus will generally vote against proposals advocating classified or staggered boards of directors.



 9. Janus will generally vote with management regarding proposals to declassify a board.



10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.



AUDITORS



11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.



12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*



13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.



EQUITY BASED COMPENSATION PLANS



Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.



Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The


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


allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.



In addition, Janus will generally oppose plans that:



     - provide for repricing of underwater options;



     - provide for automatic replenishment ("evergreen") or reload options;
       and/or



     - create an inconsistent relationship between long term share performance and compensation increases.



OTHER COMPENSATION RELATED PROPOSALS



14. Janus will generally vote in favor of proposals relating to ESPPs -- so long as shares purchased through plans are priced no less than 15% below market value.



15. Janus will generally vote in favor of proposals requiring the expensing of options.



16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.



17. Janus will generally oppose proposals regarding the repricing of underwater options.



18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.



19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.



20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).



21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.



22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:



     - The parachute should be less attractive than an ongoing employment opportunity with the firm;



     - The triggering mechanism should be beyond the control of management; and



     - The amount should not exceed three times base salary plus guaranteed benefits.



23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:



     - requiring executive officers and directors to hold a minimum amount of stock in the company;



     - requiring stock acquired through exercised options to be held for a certain period of time; and



     - using restricted stock grants instead of options.



OTHER CORPORATE MATTERS



24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.



25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).



26. Janus will generally oppose proposals for different classes of stock with different voting rights.



27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*



28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").


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29.  Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.



30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*



31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.



32. Janus will evaluate plans of reorganization on a case-by-case basis.*



33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.



34. Janus will generally vote in favor of proposals regarding changes in company name.



35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*



36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*



37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").



38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).



39. Janus will generally vote in favor of proposals to adopt cumulative voting.



40. Janus will generally vote in favor of proposals to require that voting be confidential.



41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).



42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.



43. Janus will vote against proposals to approve "other business" when it appears as voting item.



SHAREHOLDER PROPOSALS



Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:



44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.



45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

---------------


* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.



PROXY VOTING PROCEDURES



FEBRUARY 2006



The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.


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GENERAL POLICY. Janus votes proxies in the best interest of if its clients.
Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) Janus' Proxy Voting Guidelines; 2) the recommendations of Institutional Shareholder Services; or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.



ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.



PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers(2) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.



INVESTMENT ACCOUNTING GROUP. The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.



VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.



  To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect



(2)All references to portfolio managers include assistant portfolio managers.

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to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.



  The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.



PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.



PROCEDURES FOR VOTING JANUS "FUND OF FUNDS". Janus advises certain portfolios or "fund of funds" that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as "echo-voting").



CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.



  A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.



  If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.



REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.


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  Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.


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OBERWEIS ASSET MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

POLICY


Oberweis Asset Management, Inc. (the "Advisor") acts as discretionary investment advisor to various clients, including The Oberweis Funds (the "Fund"). The Advisor will not exercise voting authority with respect to client securities, unless a client has authorized the Advisor to exercise such discretion pursuant to the client's advisory contract with the Advisor. The Advisor will exercise voting authority with respect to securities held by the Fund.



  The Advisor's policy is to vote proxies in the best economic interests of clients. The principles which guide the voting policy of the Advisor are maximizing the value of client assets and promoting the rights of clients as beneficial owners of the companies in whose securities they invest. The Advisor's investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because the Advisor generally makes investments in companies in which the Advisor has confidence in the management, proxies generally are voted in accord with management's recommendation. The Advisor may vote a proxy in a manner contrary to management's recommendation if, in the judgment of the Advisor, the proposal would not enhance shareholder value.



  The Advisor has retained Institutional Shareholder Services ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. The proxy voting guidelines are set forth in the ISS Proxy Voting Guidelines Summary, a copy of which is attached, and the ISS Proxy Voting Manual. The Summary is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual. While ISS makes the proxy voting recommendations, the Advisor retains the ultimate authority on how to vote. In general, based on its review of ISS' proxy voting recommendations, it is anticipated that the Advisor will be in agreement with ISS recommendations and no other action will be required by the Advisor.


PROCEDURES


Eric V. Hannemann, Secretary, is responsible for monitoring corporate actions. Eric V. Hannemann, Secretary, is also responsible for ensuring that all proxies are voted in a timely manner and, except where a conflict exists, are voted consistently across client accounts.



  Eric V. Hannemann, Secretary, is responsible for monitoring for conflicts of interest between the Advisor (and/or its affiliated persons) and its clients, including the Fund and its shareholders. Such a conflict may arise, for example, when the Advisor has a business relationship with (or is actively soliciting business from) the company soliciting proxies or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. All employees are responsible for notifying Eric V. Hannemann, Secretary, with respect to any conflict of interest of which they become aware.



  Upon receipt of proxy statements on behalf of the Advisor's clients, ISS will vote the proxies in accordance with its recommendations and no action is required by the Advisor unless it disagrees with ISS' recommendation. If the Advisor disagrees with ISS' vote recommendation, it will override the vote and communicate to ISS how to mark and process the vote. In such case, James W. Oberweis, President, or other officer of the Advisor as designated by James W. Oberweis, will vote the proxy.



  The following matters will be referred to the Advisor's Proxy Committee for instructions: (1) matters where ISS indicates that the application of the recommendations is unclear; (2) matters which ISS indicates are not covered by the recommendations; (3) any other unique matters that may require review by the committee, and (4) if applicable as described under "Conflicts of Interest" below, matters where there is a potential or actual conflict of interest. The Proxy Committee will formulate a recommendation on such matters in accordance with the Advisor's goal to maximize the value of client assets. The Proxy Committee will provide voting instructions on such matters to James W. Oberweis, President, who will vote in accordance with those instructions. The members of the Proxy Committee are identified on Schedule A, which may be amended from time to time.


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CONFLICTS OF INTEREST


If the Advisor determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, the Advisor will follow the recommendations of ISS except as follows. If the Advisor and/or the Proxy Committee believes that it would be in the interest of the Advisor's clients to vote a proxy other than according to the recommendation of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.



  In any event, the Advisor will report to the Board of the Fund regarding any conflicts of interest with respect to the Fund, including how the conflict was resolved, at the next regularly scheduled Board meeting.


RECORDKEEPING

GENERAL


The Advisor will maintain the following records:

  - these Policies and Procedures, including any amendments;

  - proxy statements received regarding client securities (provided, however, that the Advisor may rely on the Securities and Exchange Commission's (the "SEC") EDGAR system if the company filed its proxy statements via EDGAR or may rely on ISS;


  - a record of each vote cast on behalf of a client (provided, however, that the Advisor may rely on ISS;


  - a copy of any document prepared by the Advisor that was material to making a voting decision or that memorialized the basis for the decision; and


  - a copy of each written client request for information on how the Advisor voted proxies on behalf of that client and the Advisor's written response to any client request (whether written or oral) on how the Advisor voted proxies on behalf of that client.



  The Advisor will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisor.


THE FUND


With respect to proxies voted on behalf of the Fund, the Advisor will coordinate with ISS to compile for each portfolio of the Fund for each matter with respect to which the portfolio was entitled to vote, the information required to be included in Form N-PX for each 12-month period ending June 30 in order to assist the Fund in filing Form N-PX with the SEC by August 31 of each year.


DISCLOSURE


The Advisor will describe in Part II of its Form ADV these Policies and Procedures and indicate that these Policies and Procedures are available to clients upon request. The Advisor will also advise clients in Part II of its Form ADV how a client may obtain information on how the Advisor voted with respect to that client's securities.


AMENDMENTS


These Policies and Procedures may be amended by the Advisor from time to time. However, such amendments must be reported to the Board of the Fund at the next regularly scheduled Board meeting.



  Dated August 1, 2003, as amended May 20, 2004 and further amended January 27, 2005 and November 1, 2005.


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                                                                      SCHEDULE A

                           MEMBERS OF PROXY COMMITTEE

                             (as of August 1, 2003)

                                Patrick B. Joyce
                               James W. Oberweis
                               Martin L. Yokosawa

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


OPPENHEIMER FUNDS, INC.



498 SEVENTH AVENUE


NEW YORK, NEW YORK 10018



PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES



DECEMBER 5, 2005



These Portfolio Proxy Voting Policies and Procedures, which include the attached "OppenheimerFunds Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. ("OFI") in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI ("Fund(s)").



A.FUNDS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY



OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the "OFI Fund Board(s)") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.



  Sub-Advised Funds. OFI also serves as an investment sub-advisor for a number of other non-OFI funds not overseen by the OFI Fund Boards ("Sub-Advised Funds"). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.



  Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the "Tremont Funds") and invest their assets primarily in underlying private investment partnerships and similar investment vehicles ("portfolio funds"). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.



  The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds' interests (or shares) in those underlying portfolio funds are not considered to be "voting securities" and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.



B. PROXY VOTING COMMITTEE



OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards' next regularly scheduled meetings.



  The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.



  The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.


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C. ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES



  1. Fiduciary Duty and Objective



  As an investment advisor that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.



  In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.



  2.  Proxy Voting Agent



  On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.



  In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.



  3. Material Conflicts of Interest



  OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships:



     - OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;



     - an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;



     - a company that is a significant selling agent of OFI's products and services solicits proxies;



     - OFI serves as an investment advisor to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or



     - OFI and the company have a lending or other financial-related relationship.



  In each of these situations, voting against company management's recommendation may cause OFI a loss of revenue or other benefit.



  OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI's voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:



     - If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);


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


     - If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;



     - If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.



  4. Certain Foreign Securities



  Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking." Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).



  5. Securities Lending Programs



  The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund. If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.



  6. Shares of Registered Investment Companies (Fund of Funds)



  Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the "Fund of Funds"). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called "mirror" or "echo" voting).



D. FUND BOARD REPORTS AND RECORDKEEPING



OFI will prepare periodic reports for submission to the Board describing:



     - any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and



     - any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.



  In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.



  OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisors Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to: these Policies and Procedures, as amended from time to time;


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


     - Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;



     - Records of written client requests for proxy voting information and any written responses of OFI to such requests; and



     - Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.



E. AMENDMENTS TO THESE PROCEDURES



In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.



F. PROXY VOTING GUIDELINES



The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.


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APPENDIX A



OPPENHEIMER FUNDS PORTFOLIO



PROXY VOTING GUIDELINES



1. OPERATIONAL ITEMS



     1.1   Amend Quorum Requirements.



            - Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.



1.2   AMEND MINOR BYLAWS.



            - Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).



     1.3   Change Company Name.



            - Vote WITH Management



     1.4   Change Date, Time, or Location of Annual Meeting.



            - Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.



            - Vote AGAINST shareholder proposals to change the
             date/time/location of the annual meeting unless the current scheduling or location is unreasonable.



     1.5   Transact Other Business.



            - Vote AGAINST proposals to approve other business when it appears as voting item.



AUDITORS



     1.6   Ratifying Auditors



            - Vote FOR Proposals to ratify auditors, unless any of the following apply:


          - An auditor has a financial interest in or association with the company, and is therefore not independent.


          - Fees for non-audit services are excessive.


          - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.



            - Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.



            - Vote AGAINST shareholder proposals asking for audit firm rotation.



            - Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).



            - Proposals are adequately covered under applicable provisions of
              Sarbanes-Oxley Act or NYSE or SEC regulations.



2.0 THE BOARD OF DIRECTORS



     2.1   Voting on Director Nominees



            - Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:


          - Composition of the board and key board committees


          - Attendance at board meetings


          - Corporate governance provisions and takeover activity


          - Long-term company performance relative to a market index


          - Directors' investment in the company


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          - Whether the chairman is also serving as CEO


          - Whether a retired CEO sits on the board



            - WITHHOLD VOTES:  However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:


          - Attend less than 75% of the board and committee meetings without a valid excuse.


          - Implement or renew a dead-hand or modified dead-hand poison pill


          - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.


          - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.


          - Failed to act on takeover offers where the majority of the shareholders tendered their shares.


          - Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.


          - Are audit committee members; and the non-audit fees paid to the auditor are excessive.


          - Enacted egregious corporate governance policies or failed to replace management as appropriate.


          - Are inside directors or affiliated outside directors; and the full board is less than majority independent.


          - Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board


          - Sit on more than six public company boards.



            - Additionally, the following should result in votes being WITHHELD
             (except from new nominees):


          - If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.


          - If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.



     2.2   Board Size



            - Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.



            - Vote FOR proposals seeking to fix the board size or designate a range for the board size.



            - Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.



     2.3   Classification/Declassification of the Board



            - Vote AGAINST proposals to classify the board.



            - Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.



     2.4   Cumulative Voting



            - Vote FOR proposal to eliminate cumulative voting.



     2.5   Require Majority Vote for Approval of Directors



            - Vote AGAINST proposal to require majority vote approval for election of directors



     2.6   Director and Officer Indemnification and Liability Protection



            - Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.



            - Vote FOR proposals to eliminate entirely directors' and officers'
             liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.


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            - Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.



            - Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:


                - The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and


                - Only if the director's legal expenses would be covered.



     2.7   Establish/Amend Nominee Qualifications



            - Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.



            - Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.



            - Vote AGAINST shareholder proposals requiring two candidates per board seat.



     2.8   Filling Vacancies/Removal of Directors.



            - Vote AGAINST proposals that provide that directors may be removed only for cause.



            - Vote FOR proposals to restore shareholder ability to remove directors with or without cause.



            - Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.



            - Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.



     2.9   Independent Chairman (Separate Chairman/CEO)



            - Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:


                - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties


                - Two-thirds independent board


                - All-independent key committees


                - Established governance guidelines


                - The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.



     2.10  Majority of Independent Directors/Establishment of Committees



            - Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.



            - Vote FOR shareholder proposals asking that board audit,
             compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.



     2.11  Open Access



            - Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC's proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)



     2.12  Stock Ownership Requirements



            - Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.


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            - Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.



     2.13  Age or Term Limits



            - Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.



3.0 PROXY CONTESTS



     3.1   Voting for Director Nominees in Contested Elections



            - Votes in a contested election of directors must be evaluated on a
             CASE-BY-CASE basis considering the following factors:


                - Long-term financial performance of the target company relative to its industry


                - Management's track record


                - Background to the proxy contest


                - Qualifications of director nominees (both slates)


                - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met


                - Stock ownership position



     3.2   Reimbursing Proxy Solicitation Expenses



            - Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.



     3.3   Confidential Voting



            - Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.



            - If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.



4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES



     4.1   Advance Notice Requirements for Shareholder Proposals/Nominations.



            - Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.



     4.2   Amend Bylaws without Shareholder Consent



            - Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.



            - Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.



     4.3   Poison Pills



            - Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.



            - Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).



            - Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.


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            - Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.



     4.4   Shareholder Ability to Act by Written Consent



            - Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.



            - Vote FOR proposals to allow or make easier shareholder action by written consent.



     4.5   Shareholder Ability to Call Special Meetings



            - Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.



            - Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.



     4.6   Establish Shareholder Advisory Committee



            - Vote WITH Management



     4.7   Supermajority Vote Requirements



            - Vote AGAINST proposals to require a supermajority shareholder vote.



            - Vote FOR proposals to lower supermajority vote requirements.



5.0 MERGERS AND CORPORATE RESTRUCTURINGS



     5.1   Appraisal Rights



            - Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.



     5.2   Asset Purchases



            - Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:


                - Purchase price


                - Fairness opinion


                - Financial and strategic benefits


                - How the deal was negotiated


                - Conflicts of interest


                - Other alternatives for the business


                - Non-completion risk



     5.3   Asset Sales



            - Vote CASE-BY-CASE on asset sale proposals, considering the following factors:


                - Impact on the balance sheet/working capital


                - Potential elimination of diseconomies


                - Anticipated financial and operating benefits


                - Anticipated use of funds


                - Value received for the asset


                - Fairness opinion


                - How the deal was negotiated


                - Conflicts of interest



     5.4   Bundled Proposals



       - Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.


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     5.5   Conversion of Securities



       - Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.



     5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans



       - Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:


          - Dilution to existing shareholders' position


          - Terms of the offer


          - Financial issues


          - Management's efforts to pursue other alternatives


          - Control issues


          - Conflicts of interest



       - Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.



     5.7   Formation of Holding Company



       - Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:


          - The reasons for the change


          - Any financial or tax benefits


          - Regulatory benefits


          - Increases in capital structure


          - Changes to the articles of incorporation or bylaws of the company.



       - Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:


          - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.


          - Adverse changes in shareholder rights.



     5.8   Going Private Transactions (LBOs and Minority Squeezeouts)



       - Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:


          - Offer price/premium


          - Fairness opinion


          - How the deal was negotiated


          - Conflicts of interests


          - Other alternatives/offers considered


          - Non-completion risk



     5.9   Joint Venture



            - Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:


                - Percentage of assets/business contributed


                - Percentage of ownership


                - Financial and strategic benefits


                - Governance structure


                - Conflicts of interest


                - Other alternatives


                - Non-completion risk


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     5.10  Liquidations



            - Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.



            - Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.



     5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition



            - Votes on mergers and acquisitions should be considered on a
             CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:


                - Prospects of the combined company, anticipated financial and operating benefits


                - Offer price (premium or discount)


                - Fairness opinion


                - How the deal was negotiated


                - Changes in corporate governance


                - Change in the capital structure


                - Conflicts of interest



     5.12  Private Placements/Warrants/Convertible Debenture



            - Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:


                - Dilution to existing shareholders' position


                - Terms of the offer


                - Financial issues


                - Management's efforts to pursue other alternatives


                - Control issues


                - Conflicts of interest



     5.13  Spinoffs



            - Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:


                - Tax and regulatory advantages


                - Planned use of the sale proceeds


                - Valuation of spinoff


                - Fairness opinion


                - Benefits to the parent company


                - Conflicts of interest


                - Managerial incentives


                - Corporate governance changes


                - Changes in the capital structure



     5.14  Value Maximization Proposals



            - Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.



     5.15  Severance Agreements that are Operative in Event of Change in Control



            - Review CASE-BY-CASE, with consideration give to ISS
             "transfer-of-wealth" analysis. (See section 8.2)


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6.0 STATE OF INCORPORATION



     6.1   Control Share Acquisition Provisions



            - Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.



            - Vote AGAINST proposals to amend the charter to include control share acquisition provisions.



            - Vote FOR proposals to restore voting rights to the control shares.



     6.2   Control Share Cashout Provisions



            - Vote FOR proposals to opt out of control share cashout statutes.



     6.3   Disgorgement Provisions



            - Vote FOR proposals to opt out of state disgorgement provisions.



     6.4   Fair Price Provisions



            - Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.



            - Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.



     6.5   Freezeout Provisions



            - Vote FOR proposals to opt out of state freezeout provisions.



     6.6   Greenmail



            - Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.



            - Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.



     6.7   Reincorporation Proposals



            - Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.



            - Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.



     6.8   Stakeholder Provisions



            - Vote AGAINST proposals that ask the board to consider
             non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.



     6.9   State Anti-takeover Statutes



            - Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).



7.0 CAPITAL STRUCTURE



     7.1   Adjustments to Par Value of Common Stock



            - Vote FOR management proposals to reduce the par value of common stock.


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     7.2   Common Stock Authorization



            - Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.



            - Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.



            - Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.



     7.3   Dual-Class Stock



            - Vote AGAINST proposals to create a new class of common stock with superior voting rights.



            - Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:


                - It is intended for financing purposes with minimal or no dilution to current shareholders


                - It is not designed to preserve the voting power of an insider or significant shareholder



     7.4   Issue Stock for Use with Rights Plan



            - Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).



     7.5   Preemptive Rights



            - Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.



     7.6   Preferred Stock



            - Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.



            - Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).



            - Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)



            - Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.



            - Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.



            - Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.



     7.7   Pledge of Assets for Debt (Generally Foreign Issuers)



            - OFI will consider these proposals on a CASE-BY-CASE basis.
             Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.



             In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.



     7.8   Recapitalization



            - Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:


                - More simplified capital structure


                - Enhanced liquidity


                - Fairness of conversion terms


                - Impact on voting power and dividends


                - Reasons for the reclassification


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          - Conflicts of interest


          - Other alternatives considered



     7.9   Reverse Stock Splits



            - Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.



            - Vote FOR management proposals to implement a reverse stock split to avoid delisting.



            - Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.



     7.10  Share Purchase Programs



            - Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.



     7.11  Stock Distributions: Splits and Dividends



            - Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.



     7.12  Tracking Stock



            - Votes on the creation of tracking stock are determined on a
             CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.



8.0 EXECUTIVE AND DIRECTOR COMPENSATION



     8.1   Equity-based Compensation Plans



            - Vote compensation proposals on a CASE-BY-CASE basis.



            - In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.



            - Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.



     8.2   Director Compensation



       Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.


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     8.3   Bonus for Retiring Director



            - Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.



     8.4   Cash Bonus Plan



            - Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.



     8.5   Stock Plans in Lieu of Cash



            - Generally vote FOR management proposals, unless OFI believe the proposal is excessive.



             In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.



            - Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.



            - Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.



            - Vote FOR plans which do not



     8.6   Director Retirement Plans



            - Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.



            - Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.



     8.7   Management Proposals Seeking Approval to Reprice Options



            - Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:


                - Historic trading patterns


                - Rationale for the repricing


                - Value-for-value exchange


                - Option vesting


                - Term of the option


                - Exercise price


                - Participation



     8.8   Employee Stock Purchase Plans



            - Votes on employee stock purchase plans should be determined on a
             CASE-BY-CASE basis.



            - Votes FOR employee stock purchase plans where all of the following apply:


                - Purchase price is at least 85% of fair market value


                - Offering period is 27 months or less


                - The number of shares allocated to the plan is 10% or less of the outstanding shares



            - Votes AGAINST employee stock purchase plans where any of the following apply:


                - Purchase price is at least 85% of fair market value


                - Offering period is greater than 27 months


                - The number of shares allocated to the plan is more than 10% of the outstanding shares


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     8.9   Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related
Compensation Proposals)



            - Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).



            - Vote FOR proposals to add performance goals to existing
             compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.



            - Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.



            - Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.



     8.10  Employee Stock Ownership Plans (ESOPs)



            - Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)



     8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote



            - Vote WITH MANAGEMENT



     8.12  401(k) Employee Benefit Plans



            - Vote FOR proposals to implement a 401(k) savings plan for employees.



     8.13  Shareholder Proposals Regarding Executive and Director Pay



            - Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.



            - Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.



            - Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.



            - Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.



     8.14  Performance-Based Stock Options



            - Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:


                - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or


                - The company demonstrates that it is using a substantial
                 portion of performance-based awards for its top executives



     8.15  Golden Parachutes and Executive Severance Agreements



            - Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.



            - Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:


                - The parachute should be less attractive than an ongoing
                 employment opportunity with the firm


                - The triggering mechanism should be beyond the control
                 management


                - The amount should not exceed three times base salary plus guaranteed benefits



     8.16  Pension Plan Income Accounting



            - Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

     8.17  Supplemental Executive Retirement Plans (SERPs)



            - Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.



SOCIAL AND ENVIRONMENTAL ISSUES



  In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

WM VARIABLE TRUST

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Agreement and Declaration of Trust

(1) Agreement and Declaration of Trust dated January 29, 1993 -- incorporated by reference to Post-Effective Amendment ("PEA") No. 7 to the Registrant's Registration Statement filed with the SEC on February 28, 1997.

(2) Amendment No. 1 to the Trust's Agreement and Declaration of Trust dated April 27, 1993 -- incorporated by reference to PEA No. 7 to the Registrant's Registration Statement filed with the SEC on February 28, 1997.

(3) Amendment No. 2 to the Trust's Agreement and Declaration of Trust dated September 22, 1993 -- incorporated by reference to PEA No. 7 to the Registrant's Registration Statement filed with the SEC on February 28, 1997.

(b) Bylaws

(1) Bylaws of the Trust -- incorporated by reference to PEA No. 7 to the Registrant's Registration Statement filed with the SEC on February 28, 1997.

(A) Amendment dated February 20, 2002 to Bylaws -- incorporated by reference to PEA No. 23 to the Registrant's Registration Statement filed with the SEC on February 28, 2002.


(B) Amendment dated October 20, 2005 to Bylaws -- filed herewith.



(c) Instruments Defining the Rights of Shareholders -- See (a) and (b) above.


(d) Investment Advisory Contracts


(1) Amended and Restated Investment Management Agreement dated May 11, 2004 between the Trust and WM Advisors, Inc. -- filed herewith.


(2) Amendment Agreement dated January 1, 2000 among the Trust, WM Advisors, Inc., and Capital Guardian Trust Company ("Capital Guardian") with respect to the International Growth Fund -- incorporated by reference to PEA No. 20 of the Registrant's Registration Statement filed with the SEC on February 28, 2001.


(3) Investment Sub-Advisory Agreement dated June 23, 1999 between WM Advisors, Inc. and Capital Guardian with respect to the International Growth Fund -- incorporated by reference to PEA No. 18 of the Registrant's Registration Statement filed with the SEC on February 15, 2000.

(4) Investment Sub-Advisory Agreement dated March 1, 2002 between WM Advisors, Inc. and OppenheimerFunds, Inc. with respect to the Growth Fund - incorporated by reference to PEA No. 24 of the Registrant's Registration Statement filed with the SEC on April 29, 2002.



(5) Investment Sub-Advisory Agreement between WM Advisors, Inc. and Salomon Brothers Asset Management Inc dated December 1, 2005 with respect to the Growth Fund -- filed herewith.



(6) Investment Sub-Advisory Agreement between WM Advisors, Inc. and Delaware Management Company dated April 7, 2005 with respect to the Small Cap Growth Fund -- filed herewith.



(7) Investment Sub-Advisory Agreement between WM Advisors, Inc. and Oberweis Asset Management, Inc. dated April 7, 2005 with respect to the Small Cap Growth Fund -- filed herewith.



(8) Amended and Re-Stated Investment Sub-Advisory Agreement between WM Advisors, Inc. and Janus Capital Management LLC dated November 9, 2004 with respect to the Growth Fund - incorporated by reference to PEA No. 31 of the Registrant's Registration Statement filed with the SEC on April 29, 2005.



(9) Second Amendment to Investment Sub-Advisory Agreement between WM Advisors, Inc. and Capital Guardian Trust Company with respect to the International Growth Fund dated March 1, 2006 - filed herewith.



(e) Underwriting Contracts



(1) Participation Agreement among the Trust, WM Funds Distributor, Inc., American General Life Insurance Company, and American General Securities Incorporated dated July 12, 1999 -- incorporated by reference to PEA No. 19 to the Registrant's Registration Statement filed with the SEC on May 1, 2000.



(2) Amended and Restated Distribution Agreement between the Trust and WM Funds Distributor, Inc. dated February 20, 2003 -- incorporated by reference to PEA No. 26 to the Registrant's Registration Statement filed with the SEC on April 30, 2003.



(3) Participation Agreement among the Trust, Standard Insurance Company, and WM Funds Distributor, Inc. dated January 20, 2005 - incorporated by reference to PEA No. 31 of the Registrant's Registration Statement filed with the SEC on April 29, 2005.



(f) Bonus or Profit Sharing Contracts -- Not Applicable.


(g) Custody Agreement dated January 1, 1996 between the Trust and Boston Safe Deposit & Trust Company -- incorporated by reference to PEA No. 7 to the Registrant's Registration Statement filed with the SEC on February 28, 1997.

(h) Other Material Contracts

(1) Administration Services Agreement dated February 19, 2004 - filed herewith.



(2) Transfer Agent and Shareholder Services Agreement with respect to WM Variable Trust and WM Shareholder Services, Inc. dated February 17, 2005 -- incorporated by reference to PEA No. 31 of the Registrant's Registration Statement filed with the SEC on April 29, 2005.



(i) Legal Opinions



(1) Legal Opinion of Ropes & Gray LLP -- incorporated by reference to PEA No. 15 to the Registrant's Registration Statement filed with the SEC on April 1, 1998.



(2) Opinion and Consent of Counsel dated April 22, 2003 for the REIT Fund -- incorporated by reference to PEA No. 26 to the Registrant's Registration Statement filed with the SEC on April 30, 2003.



(3) Opinion and Consent of Counsel dated April 28, 2004 for the Small Cap Value Fund and High Yield Fund -- incorporated by reference to PEA No. 28 to the Registrant's Registration Statement filed with the SEC on April 29, 2004.



(4) Opinion and Consent of Counsel dated April 28, 2000 for the Mid Cap Stock Fund -- incorporated by reference to PEA No. 28 to the Registrant's Registration Statement filed with the SEC on April 29, 2004.


(j) Consent of Independent Registered Public Accounting Firm -- filed herewith.

(k) Omitted Financial Statements -- Not Applicable.

(l) Initial Capital Agreements -- Not Applicable.


(m) Rule 12b-1 Plan -- Form of Class 2 Distribution Plan -- incorporated by reference to PEA No. 21 to the Registrant's Registration Statement filed with the SEC on April 6, 2001.


(n) Rule 18f-3 Plan -- Form of Rule 18f-3 Plan -- incorporated by reference to PEA No. 21 to the Registrant's Registration Statement filed with the SEC on April 6, 2001.

(o) Reserved

(p) Codes of Ethics


(1) WM Group of Funds, WM Advisors, and WM Funds Distributor, Inc. Code of Ethics dated July 21, 2005 - filed herewith.



(2) Janus Capital Management LLC Code of Ethics dated March 1, 2006 - filed herewith.



(3) Capital Guardian Trust Company Code of Ethics dated December 2005 - filed herewith.

(4) OppenheimerFunds, Inc. Code of Ethics dated February 1, 2005 - incorporated by reference to PEA No. 30 to the Registrant's Registration Statement filed with the SEC on February 28, 2005.



(5) Salomon Brothers Asset Management Inc Code of Ethics dated September, 13, 2005 - filed herewith.



(6) Delaware Management Company Code of Ethics dated March 1, 2006 - filed herewith.



(7) Oberweis Asset Management, Inc. Code of Ethics dated January 24, 2006 - filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Trust is a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to March 20, 1998, the Trust was known as the Sierra Variable Trust. Separate Account D of American General Life Insurance Company is currently the sole shareholder of, and may be deemed to control, the Trust. American General Life Insurance Company is a subsidiary of American General Corporation.

The list of American General Corporation's active subsidiaries is hereby incorporated by reference to Item 26 of the Form N-4 registration statement of American General Life Insurance Company and its Separate Account D, File Nos. 33-57730 and 811-2441, respectively.

The Registrant is operated under the supervision of WM Advisors. WM Advisors is affiliated with Shareholder Services, which serves as transfer agent for the Registrant. An affiliate of WM Advisors, WM Funds Distributor, Inc. ("WM Funds Distributor") serves as the principal underwriter and distributor for the Registrant. WM Advisors, Shareholder Services and WM Funds Distributor serve in the same respective capacities for the four other registered investment companies.

WM Advisors, Shareholder Services, and WM Funds Distributor are all wholly owned subsidiaries of Washington Mutual, Inc. and are all incorporated under the laws of the State of Washington.

ITEM 25. INDEMNIFICATION

Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust to its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.



As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding is brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its

Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.


Article 13 of the Registrant's Bylaws provides in relevant part:


For purposes of the determination or opinion referred to in clause (c) of the final sentence of Article VIII, Section 1 of the Declaration of Trust, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person (as defined in such Article VIII, Section 1) a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.


ITEM 26: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

(a) WM Advisors, Inc.

WM Advisors, Inc. is a wholly owned, indirect subsidiary of Washington Mutual, Inc., a publicly owned financial services company.

The list of officers and directors required by this Item 26, together with information as to any other business, profession, vocation, or employment of a substantial nature engaged in by such persons during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by WM Advisors, Inc. pursuant to the Advisors Act (SEC File No. 801-4855).

(b) Janus Capital Management LLC ("Janus")

Janus is an investment advisor registered under the Advisers Act and acts as investment advisor for registered investment companies, foreign investment companies and for individual, charitable, corporate and retirement accounts. Janus and its affiliates provide a variety of trust, investment management and investment advisory services.

The list as required by this Item 26 of officers and directors of Janus, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Janus pursuant to the Advisers Act (SEC File No. 801-13991).

(c) OppenheimerFunds, Inc. ("Oppenheimer")


Oppenheimer is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

The list as required by this Item 26 of officers and directors of Oppenheimer, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Oppenheimer pursuant to the Advisers Act (SEC File No. 801-8253).

(d) Capital Guardian Trust Company ("Capital Guardian")

Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is in turn owned by The Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provided investment management services.

The list as required by this Item 26 of officers and directors of Capital Guardian, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Capital Guardian pursuant to the Advisers Act (SEC File No. 801-60145).


(e) Salomon Brothers Asset Management Inc ("Salomon")


Salomon is a wholly owned subsidiary of Citigroup Inc.

The list as required by this Item 26 of officers and directors of Citigroup, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Citigroup pursuant to the Advisers Act (SEC File No. 801-32046).

(f) Delaware Management Company ("Delaware")

Delaware is a series of Delaware Business Management Trust, an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

The list as required by this Item 26 of officers and directors of Delaware, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Delaware pursuant to the Advisers Act (SEC File No. 801-32108).

(g) Oberweis Asset Management, Inc. ("Oberweis")

Oberweis is a specialty asset management firm that provides investment advisory advice to funds, institutions, and individual investors on a broad range of products.

The list as required by this Item 26 of officers and directors of Oberweis, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Oberweis pursuant to the Advisers Act (SEC File No. 801-35657).

ITEM 27: PRINCIPAL UNDERWRITERS


(a) The principal underwriter for the Registrant is WM Funds Distributor, Inc. ("WMFD"). WMFD also acts as the principal underwriter for WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC.


(b) The information required by this Item 27 with respect to each Director and Officer of WMFD is incorporated by reference to Schedule A of Form BD filed by WMFD with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-050200).

(c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


All accounts, books and other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrant at 1201 Third Avenue, 22nd Floor, Seattle, WA 98101; the offices of the Registrant's custodian, Mellon Trust of New England, National Association, One Boston Place, Boston, MA 02108; the offices of the Registrant's sub-advisors: Janus, 151 Detroit Street, Denver, Colorado 80206; Capital Guardian, Investment Office, 333 South Hope St., Los Angeles, CA 90071; Oppenheimer, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008; Salomon, 399 Park Avenue, New York, New York 10022; Delaware, 2005 Market Street, Philadelphia, Pennsylvania 19103; and Oberweis, 3333 Warrenville Roade, Suite 500, Lisle, Illinois 60532; the offices of the Registrant's transfer agent, WM Shareholder Services, Inc., 1201 Third Ave, 22nd Floor, Seattle, Washington 98101; and the offices of the Registrant's sub-transfer agent, Boston Financial Data Services, 330 W. 9th Street, Kansas City, Missouri 64105.


ITEM 29. MANAGEMENT SERVICES

The Registrant is not a party to any management related contract other than as set forth in the Prospectus and Statement of Additional Information.

ITEM 30. UNDERTAKINGS

The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, and State of Washington on the 26th day of April 2006.


                                        WM VARIABLE TRUST



                                        By: /S/ WILLIAM G. PAPESH
                                            ------------------------------------
                                            WILLIAM G. PAPESH, PRESIDENT



Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                                     TITLE                    DATE
---------                                     -----                    ----


/s/ WILLIAM G. PAPESH             President and Trustee           April 26, 2006
-------------------------------
William G. Papesh


/s/ JEFFREY L. LUNZER             Chief Financial Officer (and    April 26, 2006
-------------------------------   principal accounting officer)
Jeffrey L. Lunzer


KRISTIANNE BLAKE*                 Trustee                         April 26, 2006
-------------------------------
Kristianne Blake


EDMOND R. DAVIS*                  Trustee                         April 26, 2006
-------------------------------
Edmond R. Davis


ANNE V. FARRELL*                  Trustee                         April 26, 2006
-------------------------------
Anne V. Farrell


CARROL R. MCGINNIS*               Trustee                         April 26, 2006
-------------------------------
Carrol R. McGinnis


ALFRED E. OSBORNE, JR.*           Trustee                         April 26, 2006
-------------------------------
Alfred E. Osborne, Jr.


DANIEL L. PAVELICH*               Trustee                         April 26, 2006
-------------------------------
Daniel L. Pavelich


JAY ROCKEY*                       Trustee                         April 26, 2006
-------------------------------
Jay Rockey


RICHARD C. YANCEY*                Trustee                         April 26, 2006
-------------------------------
Richard C. Yancey




*/s/ WILLIAM G. PAPESH
-------------------------------
WILLIAM G. PAPESH



Attorney-in-Fact pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX


(b)(1)(B) Amendment dated October 20, 2005 to Bylaws



(d)(1) Amended and Restated Investment Management Agreement dated May 11, 2004



(d)(5) Investment Sub-Advisory Agreement between WM Advisors, Inc. and Salomon Brothers Asset Management Inc dated December 1, 2005.



(d)(6) Investment Sub-Advisory Agreement between WM Advisors, Inc. and Delaware Management Company dated April 7, 2005.



(d)(7) Investment Sub-Advisory Agreement between WM Advisors, Inc. and Oberweis Asset management, Inc. dated April 7, 2005.



(d)(9) Second Amendment to Investment Sub-Advisory Agreement between WM Advisors, Inc. and Capital Guardian Trust Company dated March 1, 2006.



(h)(1) Administration Services Agreement dated February 19, 2004.


(j) Consent of Independent Registered Public Accounting Firm.


(p)(1) WM Group of Funds, WM Advisors, and WM Funds Distributor, Inc. Code of Ethics dated July 21, 2005.



(p)(2) Janus Capital Management LLC Code of Ethics dated March 1, 2006.



(p)(3) Capital Guardian Trust Company Code of Ethics dated December 2005.



(p)(5) Salomon Brothers Asset Management Inc Code of Ethics dated September 13, 2005.



(p)(6) Delaware Management Company Code of Ethics dated March 1, 2006.



(p)(7) Oberweis Asset Management, Inc. Code of Ethics dated January 24, 2006.